SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

Glu Mobile Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box)
☐
No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

Common Stock, par value $0.0001 per share, of Glu Mobile Inc. (the “common stock”)

(2)
Aggregate number of securities to which transaction applies:

As of March 5, 2021, there were outstanding (i) 176,299,773 shares of common stock; (ii) 8,007,132 shares of common stock issuable upon the exercise of stock options with an exercise price below $12.50 per share (“Company Options”); (iii) 0 shares of common stock issuable upon the settlement of time-based restricted stock units (“Company RSUs”); (iv) 0 shares of common stock issuable upon the settlement of performance-based restricted stock units (“Company PSUs”), assuming maximum achievement; (v) 3,607,279 shares of common stock issuable upon the settlement of performance-based stock options assuming maximum achievement (“Company PSOs”); and (vi) 100,000 shares of common stock issuable upon the exercise of warrants to purchase shares of common stock (the “Company Warrants”).

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for the purpose of calculating the filing fee, the underlying value of the transaction was determined based upon the sum of: (i) 176,299,773 shares of common stock issued and outstanding multiplied by $12.50 per share; (ii) 8,007,132 shares of common stock issuable upon the exercise of Company Options with an exercise price below $12.50 per share multiplied by $9.09 (which is the difference between $12.50 and the weighted average exercise price per share of such Company Options); (iii) 0 shares of common stock issuable upon the settlement of time-based restricted stock units (“Company RSUs”) multiplied by $12.50 per share; (iv) 0 shares of common stock issuable upon the settlement of performance-based restricted stock units (“Company PSUs”), assuming maximum achievement, multiplied by $12.50 per share; (v) 3,607,279 shares of common stock issuable upon the settlement of Company PSOs, assuming maximum achievement, multiplied by $8.54 (which is the difference between $12.50 and the weighted average exercise price per share of such Company PSOs); and (vi) 100,000 shares of common stock issuable upon the exercise of the Company Warrants, multiplied by $8.22 (which is the difference between $12.50 and the weighted average exercise price per share of such Company Warrants). In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the sum calculated in the preceding sentence by .0001091.

(4)
Proposed maximum aggregate value of transaction:

$2,308,160,156

(5)
Total fee paid:

$251,821

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
GLU MOBILE INC.
875 Howard Street, Suite 100
San Francisco, California 94103
           , 2021
Dear Glu Mobile Inc. Stockholder:
You are cordially invited to attend a virtual special meeting of stockholders of Glu Mobile Inc. (the “Company” or “Glu,” “we,” “us,” or “our”). The virtual special meeting will be held exclusively online via live webcast on           , at           , Pacific Time. There will not be a physical meeting location. The virtual special meeting can be accessed by visiting www.virtualshareholdermeeting.com/GLUU2021SM, where you will be able to listen to the meeting live, submit questions and vote online. Please note that you will not be able to attend the virtual special meeting in person. We have chosen to hold a virtual rather than an in-person meeting due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our stockholders and other stakeholders. Additionally, we believe that a virtual stockholder meeting provides greater access to those who may want to attend while improving meeting efficiency and reducing costs.
At the virtual special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of February 8, 2021, by and among Electronic Arts Inc. (“Electronic Arts”), a Delaware corporation, Giants Acquisition Sub, Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Electronic Arts, and Glu. Upon the terms and subject to the conditions of the Merger Agreement, if the merger is completed, Merger Sub will merge with and into Glu (the “Merger”), with Glu surviving the Merger as a wholly owned subsidiary of Electronic Arts.
If the Merger Agreement is adopted with the affirmative vote of the holders of a majority of Glu’s common stock, $0.0001 par value per share (the “Glu Common Stock,” and the shares of Glu Common Stock that are issued and outstanding as of immediately prior to the effective time of the Merger, the “Shares”), entitled to vote on such matter, and the Merger is completed, each share of Glu Common Stock that you own as of immediately prior to the effective time of the Merger will be converted into the right to receive cash in an amount equal to $12.50, without interest and subject to any required withholding of taxes, except for the cancelled shares and any dissenting shares.
Glu Common Stock is listed on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “GLUU.” The closing price of Glu Common Stock on Nasdaq on March 5, 2021, the most recent practicable date prior to the date of the accompanying proxy statement, was $12.51 per share.
Our board of directors (“Board”) carefully considered a number of factors in evaluating the terms of the Merger Agreement. Based on such consideration, our Board unanimously determined that the Merger and the Merger Agreement are fair to and in the best interests of our stockholders. Accordingly, our Board has unanimously approved the Merger Agreement and the Merger and recommends that you vote (1) “FOR” the proposal to adopt the Merger Agreement, (2) “FOR” the approval, on a non-binding advisory basis, of the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger and (3) “FOR” the proposal to approve the adjournment of the virtual special meeting to a later date or dates, if our Board determines that it is necessary or appropriate, and is permitted by the Merger Agreement, to (i) solicit additional proxies if (a) there is not a quorum present or represented by proxy or (b) there are insufficient votes to adopt the Merger Agreement, in each case, at the time of the then-scheduled virtual special meeting, (ii) give holders of Glu Common Stock additional time to evaluate any supplemental or amended disclosure or (iii) otherwise comply with applicable law.
The enclosed proxy statement provides detailed information about the virtual special meeting, the Merger Agreement, the Merger and the other proposals to be voted on at the virtual special meeting. A copy of the Merger Agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement carefully in its entirety.

Your vote is very important, regardless of the number of shares you own.   The proposal to adopt the Merger Agreement must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter. Only stockholders who owned shares of Glu Common Stock at the close of business on           , 2021, the record date for the virtual special meeting, will be entitled to vote at the virtual special meeting.
To vote your shares, you may submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on your proxy card, return your proxy card prior to the virtual special meeting using the postage prepaid envelope provided, or attend the virtual special meeting and vote at the meeting. If your shares are held in the name of a brokerage firm, bank, trust or other nominee, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy, executed in your favor, from that record holder, giving you the right to vote the shares at the virtual special meeting. Even if you plan to attend the virtual special meeting, we urge you to promptly submit a proxy for your shares via the Internet or by telephone or by completing, signing, dating and returning the enclosed proxy card.
If you fail to submit your proxy via the Internet or telephone, return your proxy card prior to the virtual special meeting, attend the virtual special meeting and vote at the meeting, or give voting instructions to your brokerage firm, bank, trust or other nominee, then your shares will not be counted for determining whether a quorum is present at the virtual special meeting and your decision not to respond will have the same effect as if you voted “AGAINST” the adoption of the Merger Agreement.
If you attend the virtual special meeting and wish to vote at the meeting, you may revoke your proxy and vote at the meeting. You may revoke your proxy in the manner described in the enclosed proxy statement at any time before it has been voted at the virtual special meeting.
Thank you for your continued support of Glu.
Sincerely,
Nick Earl
President and Chief Executive Officer
           , 2021
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the Merger, passed upon the merits or fairness of the Merger Agreement or the Merger or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated           , 2021 and, together with the enclosed form of proxy card, is first being mailed to our stockholders on or about           , 2021.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
GLU MOBILE INC.
875 Howard Street, Suite 100
San Francisco, California 94103
NOTICE OF VIRTUAL OF SPECIAL MEETING OF STOCKHOLDERS
To the Stockholders of Glu Mobile Inc.:
Glu Mobile Inc., a Delaware corporation (the “Company” or “Glu,” “we,” “us,” or “our”), will hold a virtual special meeting of stockholders exclusively online via live webcast on           ,           , at           , Pacific Time. There will not be a physical meeting location. The virtual special meeting can be accessed by visiting www.virtualshareholdermeeting.com/GLUU2021SM, where you will be able to listen to the meeting live, submit questions, and vote online. We encourage you to allow ample time for online check-in, which will open at           , Pacific Time. Please note that you will not be able to attend the virtual special meeting in person. We are holding the virtual special meeting to consider and vote upon the following proposals:
1.
To adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of February 8, 2021, by and among Electronic Arts Inc. (“Electronic Arts”), a Delaware corporation, Giants Acquisition Sub, Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Electronic Arts, and Glu. Upon the terms and subject to the conditions of the Merger Agreement, if the merger is completed, Merger Sub will merge with and into Glu (the “Merger”), with Glu surviving the Merger as a wholly owned subsidiary of Electronic Arts;

2.
To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger (the “compensation proposal”); and

3.
To approve the adjournment of the virtual special meeting to a later date or dates, if our board of directors (“Board”) determines that it is necessary or appropriate, and is permitted by the Merger Agreement, to (i) solicit additional proxies if (a) there is not a quorum present or represented by proxy or (b) there are insufficient votes to adopt the Merger Agreement, in each case, at the time of the then-scheduled virtual special meeting, (ii) give holders of our common stock, par value $0.0001 per share (the “Glu Common Stock”) additional time to evaluate any supplemental or amended disclosure or (iii) otherwise comply with applicable law (the “adjournment proposal”).

Only stockholders who owned shares of Glu Common Stock at the close of business on           , 2021, the record date for the virtual special meeting, will be entitled to vote at the virtual special meeting. Your vote is important, regardless of the number of shares of Glu Common Stock you own.
The votes required to approve each proposal are as follows:
1.
The Merger Agreement must be adopted by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter.

2.
The compensation proposal must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter that are present or represented by proxy at the virtual special meeting and are voted “FOR” or “AGAINST” the proposal.

3.
The adjournment proposal must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter that are present or represented by proxy at the virtual special meeting and are voted “FOR” or “AGAINST” the proposal.

If a quorum is not present or represented by proxy at the virtual special meeting, the chairperson of the meeting may adjourn the meeting or may direct that the holders of a majority of the outstanding shares entitled to vote who are present or represented by proxy at the virtual special meeting adjourn the meeting. If there is not a quorum of stockholders at the virtual special meeting and any proposal to adjourn the meeting submitted to the holders who are present or represented by proxy at the virtual special meeting is not approved, our Board may set a new record date and meeting date for a virtual special meeting to consider the proposal to adopt the Merger Agreement, the compensation proposal and the adjournment proposal, in accordance with the Merger Agreement.
If the Merger is completed, our stockholders who (1) submit a written demand for an appraisal of their shares prior to the stockholder vote on the adoption of the Merger Agreement, (2) do not vote or submit a proxy in favor of the adoption of the Merger Agreement, (3) take certain actions and meet certain conditions under the Delaware General Corporation Law (the “DGCL”) and (4) do not thereafter withdraw their demand for appraisal of their shares of Glu Common Stock or otherwise lose their appraisal rights, in each case in accordance with the DGCL, will have the right to have such shares appraised by the Delaware Court of Chancery and to receive payment of the fair value of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, on the amount determined to be the fair value. For a more detailed discussion of your appraisal rights, see the section captioned “Proposal 1: Adoption of the Merger — Appraisal Rights.” Section 262 of the DGCL is reproduced in its entirety in Annex C to the accompanying proxy statement and is incorporated therein by reference.
You are cordially invited to attend the virtual special meeting. The virtual special meeting can be accessed by visiting www.virtualshareholdermeeting.com/GLUU2021SM, where you will be able to listen to the meeting live, submit questions and vote online. Whether or not you expect to attend the virtual special meeting, please submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on your proxy card or return your proxy card prior to the virtual special meeting using the postage prepaid envelope provided as promptly as possible in order to ensure your representation at the virtual special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote at the meeting if you attend the virtual special meeting. Please note, however, that if your shares are held in the name of your brokerage firm, bank, trust or other nominee and you wish to vote at the virtual special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy, executed in your favor, from that record holder, giving you the right to vote the shares at the virtual special meeting.
If you sign, date and return your proxy card or submit a proxy via the Internet or by telephone without indicating how you wish to vote, your proxy will be voted “FOR” the proposal to adopt the Merger Agreement, “FOR” the compensation proposal and “FOR” the adjournment proposal. If you do attend the virtual special meeting and wish to vote at the meeting, you may revoke your proxy and vote at the meeting. You may revoke your proxy in the manner described in the enclosed proxy statement at any time before it has been voted at the virtual special meeting.
Our Board unanimously recommends that you vote “FOR” the proposal to adopt the Merger Agreement, “FOR” the compensation proposal and “FOR” the adjournment proposal.
The Merger is described in the accompanying proxy statement, which we urge you to read carefully. A copy of the Merger Agreement is attached as Annex A to the proxy statement. If you have any questions or need assistance in voting your shares of Glu Common Stock, please contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders May Call:
Toll-Free at (888) 750-5834 (from the U.S. and Canada)
or +1 (412) 232-3651 (from other locations)
Banks & Brokers May Call Collect: (212) 750-5833
By Order of the Board of Directors,
Nick Earl
President and Chief Executive Officer
           , 2021

YOUR VOTE IS IMPORTANT
Your vote is very important, regardless of the number of shares you own. The proposal to adopt the Merger Agreement must be adopted by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter. To vote your shares, you can submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on the proxy card, return your proxy card prior to the virtual special meeting using the postage prepaid return envelope provided, or attend the virtual special meeting and vote at the meeting. We urge you to promptly submit a proxy for your shares via the Internet or by telephone or by completing, signing, dating and returning the enclosed proxy card.
If you fail to submit your proxy via the Internet or telephone, return your proxy card prior to the virtual special meeting, attend the virtual special meeting and vote at the meeting, or give voting instructions to your brokerage firm, bank, trust or other nominee, then your shares will not be counted for determining whether a quorum is present at the virtual special meeting and your decision not to respond will have the same effect as if you voted “AGAINST” the adoption of the Merger Agreement, but will have no effect on the outcome of any vote on the compensation proposal or the adjournment proposal, assuming a quorum is present.
If your shares are held in the name of a brokerage firm, bank, trust or other nominee, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy, executed in your favor, from that record holder giving you the right to vote the shares at the virtual special meeting.
REFERENCES FOR ADDITIONAL INFORMATION
If you have any questions about the accompanying proxy statement, the virtual special meeting, the Merger or need assistance with voting procedures, you should contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders May Call:
Toll-Free at (888) 750-5834 (from the U.S. and Canada)
or +1 (412) 232-3651 (from other locations)
Banks & Brokers May Call Collect: (212) 750-5833

GLU MOBILE INC.
PROXY STATEMENT

i

ii

iii

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
SUMMARY
Except as otherwise specifically noted in this proxy statement, “Glu,” “we,” “our,” “us” and similar words in this proxy statement refer to Glu Mobile Inc. In addition, throughout this proxy statement, we refer to Giants Acquisition Sub, Inc. as “Merger Sub” and to Electronic Arts Inc. as “Electronic Arts.”
This summary highlights selected information from this proxy statement related to the merger of Merger Sub with and into Glu (the “Merger”) and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should read carefully this entire proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement. See the section captioned “Where You Can Find More Information.” The Agreement and Plan of Merger, dated as of February 8, 2021, among Electronic Arts, Merger Sub, and Glu, as such agreement may be amended from time to time (the “Merger Agreement”), is attached as Annex A to this proxy statement. We encourage you to read the Merger Agreement, which is the legal document governing the Merger.
Parties Involved in the Merger
Glu Mobile Inc.
Glu develops, publishes and markets a portfolio of free-to-play mobile games designed to appeal to a broad cross section of users who download and make purchases within our games through direct-to-consumer digital storefronts, such as the Apple App Store, Google Play Store, and others. Free-to-play games are games that a player can download and play for free, but which allow players to access a variety of additional content and features for a fee and to engage with various advertisements and offers that generate revenue for us. We have a portfolio of compelling games based on our own intellectual property such as Cooking Dash, Covet Fashion, Deer Hunter, Design Home and Diner DASH Adventures, as well as games based on or significantly incorporating third party licensed brands, including Disney Sorcerer’s Arena, Kim Kardashian: Hollywood, the MLB Tap Sports Baseball franchise and Restaurant Dash with Gordon Ramsay. We are headquartered in San Francisco, California, with other U.S. offices in Foster City, California and Orlando, Florida, and international locations in Toronto, Canada and Hyderabad, India.
Electronic Arts
Electronic Arts is a global leader in digital interactive entertainment. Electronic Arts develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers. Headquartered in Redwood City, California, Electronic Arts is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS™, FIFA, Battlefield™, Apex Legends™, The Sims™, Madden NFL, Need for Speed™, Titanfall™ and Plants vs. Zombies™.
Giants Acquisition Sub, Inc.
Merger Sub, a Delaware corporation and a wholly owned subsidiary of Electronic Arts, was formed on January 29, 2021 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement (the “Transactions”). Merger Sub has not engaged in any business activities other than in connection with the Transactions. Upon completion of the Merger, Merger Sub will merge with and into Glu, and Merger Sub will cease to exist.
The Virtual Special Meeting
Date, Time and Place
A virtual special meeting of our stockholders will be held exclusively online via live webcast on      ,           , at      , Pacific Time. The virtual special meeting can be accessed by visiting www.virtualshareholdermeeting.com/GLUU2021SM, where you will be able to listen to the meeting live, submit questions and vote online. Please note that you will not be able to attend the virtual special meeting in person.

Record Date; Shares Entitled to Vote
You are entitled to vote at the virtual special meeting if you owned shares of our common stock, $0.0001 par value per share (the “Glu Common Stock”), at the close of business on           , 2021, the record date of the virtual special meeting (the “record date”).
Purpose
At the virtual special meeting, we will ask stockholders to vote on proposals to (1) adopt the Merger Agreement, (2) approve, on a non-binding advisory basis, the compensation that may be paid or become payable to our named executive officers named in our proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2020 (the “named executive officers”) that is based on or otherwise relates to the Merger (the “compensation proposal”) and (3) approve the adjournment of the virtual special meeting to a later date or dates, if our board of directors (our “Board”) determines that it is necessary or appropriate, and is permitted by the Merger Agreement, to (i) solicit additional proxies if (a) there is not a quorum present or represented by proxy or (b) there are insufficient votes to adopt the Merger Agreement, in each case, at the time of the then-scheduled special meeting, (ii) give holders of Glu Common Stock additional time to evaluate any supplemental or amended disclosure or (iii) otherwise comply with applicable law (the “adjournment proposal”).
Quorum
As of the record date, there were           shares of Glu Common Stock entitled to vote at the virtual special meeting. The holders of a majority of the shares of Glu Common Stock outstanding and entitled to vote at the virtual special meeting, present or represented by proxy at the virtual special meeting, will constitute a quorum at the virtual special meeting.
Required Vote
The votes required to approve each proposal are as follows:
1.
The Merger Agreement must be adopted by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter.

2.
The compensation proposal must be approved, on a non-binding advisory basis, by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter that are present or represented by proxy at the virtual special meeting and are voted “FOR” or “AGAINST” the proposal.

3.
The adjournment proposal must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter that are present or represented by proxy at the virtual special meeting and are voted “FOR” or “AGAINST” the proposal.

Stock Ownership of Our Directors and Executive Officers
At the close of business on the record date for the virtual special meeting, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote           shares of Glu Common Stock at the virtual special meeting, or approximately    % of the shares of Glu Common Stock outstanding on such date. Although they are not obligated to do so, our directors and executive officers have informed us of their intent to vote all of their shares of Glu Common Stock (1) “FOR” the proposal to adopt the Merger Agreement, (2) “FOR” the compensation proposal, and (3) “FOR” the adjournment proposal.
Voting and Proxies
Any stockholder of record entitled to vote may submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on your proxy card, return your proxy card prior to the virtual special meeting using the postage prepaid envelope provided, or may vote at the virtual special meeting via the virtual meeting website. Any stockholder can attend the virtual special meeting by visiting www.virtualshareholdermeeting.com/GLUU2021SM, where stockholders may vote and submit questions during the meeting. The virtual special meeting starts at           , Pacific Time. Please have your 16-digit control number to join the virtual special meeting. Instructions on who can attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com. If you are a beneficial owner and hold your shares of Glu Common Stock in “street name” through a bank, broker or other nominee, you should instruct your bank, broker or other nominee on how you wish to vote your shares of Glu Common Stock using the instructions provided by your bank, broker or other nominee. Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote on routine matters. The proposals to be considered at the virtual special meeting are non-routine matters, and banks, brokers and other nominees cannot vote on these proposals without your instructions.Therefore, it is important that you cast your vote or instruct your bank, broker or nominee on how you wish to vote your shares.
If you are a holder of record, you may change your vote or revoke your proxy at any time before it is voted at the virtual special meeting by (1) signing another proxy card with a later date and returning it prior to the virtual special meeting; (2) submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy; (3) delivering a written notice of revocation to our Corporate Secretary; or (4) attending the virtual special meeting and voting at the meeting (your attendance at the virtual special meeting will not, by itself, revoke your proxy, so you must vote at the virtual special meeting to revoke your proxy).
If you hold your shares of Glu Common Stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the virtual special meeting if you obtain a proxy from your bank, broker or other nominee.
The Merger
•
Upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the Delaware General Corporation Law (the “DGCL”), if the Merger is completed:

◦
Merger Sub will merge with and into Glu and

◦
Glu will continue as the surviving corporation and wholly owned subsidiary of Electronic Arts (the “Surviving Corporation”).

•
As a result of the Merger:

◦
we will cease to be a publicly traded company;

◦
each outstanding share of Glu Common Stock will be cancelled and converted into the right to receive $12.50 in cash, without interest (the “Per Share Merger Consideration”) (except for any shares owned by stockholders who are entitled to and who properly exercise appraisal rights under the DGCL); and

◦
you will no longer own any shares of the capital stock of the Surviving Corporation.

After the Merger is completed, you will have the right to receive the Per Share Merger Consideration, but you will no longer have any rights as a stockholder (except that stockholders who properly exercise their appraisal rights may have the right to receive a payment for the “fair value” of their shares as determined pursuant to an appraisal proceeding as contemplated by the DGCL, as described below under the section captioned “Proposal 1: Adoption of the Merger Agreement — Appraisal Rights”).
Treatment of Glu Equity Awards
As a result of the Merger, at the effective time of the Merger (the “Effective Time”), the treatment of the stock options to purchase shares of Glu Common Stock (each, a “Glu Option”) and restricted stock units with respect to shares of Glu Common Stock (each, a “Glu RSU”) that are outstanding as of immediately prior to the Effective Time will be as follows:

Glu Options
•
each vested Glu Option with a per share exercise price that equals or exceeds the Per Share Merger Consideration will be cancelled without payment of any consideration;

•
each vested Glu Option (or portion thereof and including any Glu PSO after giving effect to the conversion of Glu PSOs set forth below) with a per share exercise price that is less than the Per Share Merger Consideration will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (x) the aggregate number of Shares subject to such Glu Option multiplied by (y) the excess of the Per Share Merger Consideration over the applicable per share exercise price of such Glu Option, without interest and subject to any required withholding of taxes;

•
each unvested Glu Option (or portion thereof and including any Glu PSO after giving effect to the conversion of Glu PSOs set forth below) held by a continuing employee will be assumed by Electronic Arts and converted automatically at the Effective Time by multiplying the number of shares subject to the Glu Option by the Exchange Ratio (as defined in the Merger Agreement but generally understood to be a fraction, with the numerator being the Per Share Merger Consideration and the denominator being the average closing price of one share of Electronic Arts common stock on Nasdaq over the 10-trading day period immediately preceding the date on which the Effective Time occurs), rounded down to the nearest whole share, and the applicable per share exercise price of the Glu Option being divided by the Exchange Ratio, rounded up to the nearest whole cent, resulting in a corresponding option denominated in shares of common stock of Electronic Arts and subject to terms and conditions substantially identical to those in effect at the Effective Time; and

•
for each unvested Glu Option (or portion thereof) issued with performance-based metrics, terms or conditions (each, a “Glu PSO”) for which the performance period has not been completed as of the Effective Time, the applicable performance metrics will, as of immediately prior to the Effective Time, be deemed achieved at “target” and be converted to a time-based vesting schedule that corresponds to each performance period.

Glu RSUs
•
each vested Glu RSU (or portion thereof and including any Glu PSU after giving effect to the conversion of Glu PSUs set forth below) will be cancelled and automatically converted into the right to receive the Per Share Merger Consideration, without interest and subject to any required withholding of taxes;

•
each unvested Glu RSU (or portion thereof and including any Glu PSU after giving effect to the conversion of Glu PSUs set forth below) held by a continuing employee will be assumed by Electronic Arts and converted automatically at the Effective Time by multiplying the number of shares subject to the Glu RSU by the Exchange Ratio, rounded down to the nearest whole share resulting in a corresponding restricted stock unit of Electronic Arts and subject to terms and conditions substantially identical to those in effect at the Effective Time; and

•
for each unvested Glu RSU (or portion thereof) issued with performance-based metrics, terms or conditions (each, a “Glu PSU”) for which the performance period has not been completed as of the Effective Time, the applicable performance metrics will, as of immediately prior to the Effective Time, be deemed achieved at “target” or the equivalent of “target” if such concept is not included in the applicable Glu PSU, as determined by Glu’s board of directors (or a duly authorized committee thereof) and be converted to a time-based vesting schedule that corresponds to each performance period.

Payments with Respect to Equity Awards
The amounts described above with respect to vested Glu Options and vested Glu RSUs (to the extent not settled in shares prior to the Effective Time) will be paid as soon as practicable following the Effective Time (but in no event later than the later of the second regularly scheduled payroll date and the date that is 15 Business Days, in each case, after the Effective Time).
Treatment of the Employee Stock Purchase Plan
Our 2007 Employee Stock Purchase Plan (the “ESPP”) will terminate as of or immediately prior to the Effective Time. The final offering period of the ESPP ended February 19, 2021, and all future periods have been indefinitely suspended. No participant may elect to participate in the ESPP after the date of the Merger Agreement and no participant was permitted to increase the percentage amount of his or her payroll deduction election from that in effect on the date of the Merger Agreement. The amount of the accumulated contributions of each participant under the ESPP was used to purchase shares of Glu Common Stock on February 19, 2021, the purchase date of the final offering period, in accordance with the terms and conditions of the ESPP.
Financing of the Merger
Electronic Arts’ and Merger Sub’s obligations under the Merger Agreement are not conditioned on the receipt or availability of any funds, or subject to any financing condition. Electronic Arts intends to finance the transaction using its cash on hand and has represented to us in the Merger Agreement that it has sufficient cash resources to pay the aggregate Per Share Merger Consideration and all associated fees, costs and expenses in connection with the Merger.
Conditions to the Closing of the Merger
The obligation of Electronic Arts and Glu to consummate the Merger is subject to the satisfaction at or prior to the Effective Time, of each of the following conditions:
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Company Stockholder Approval.   The approval of the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter will have been obtained.

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No Injunction or Restraints.   No U.S. court or any other governmental authority of competent jurisdiction will have issued any order restraining, enjoining or prohibiting the Merger, nor is there in effect any applicable law that prevents the consummation of the Merger.

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Regulatory Approvals.   All applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), relating to the consummation of the Merger will have expired or been terminated and any clearance or affirmative approval from the Austrian governmental authority will have been obtained and any mandatory waiting period related thereto has expired (the “Glu Regulatory Approvals”).

The obligation of Electronic Arts and Merger Sub to consummate the Merger is further subject to the satisfaction, or waiver at or prior to the Effective Time of each of the following conditions:
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Representations and Warranties.   (A) Each of Glu’s representations and warranties relating to (i) certain of Glu’s capital structure is true and correct as of immediately prior to the Effective Time (except for such representations and warranties that relate to a specific date or time which need only be true and correct as of such date or time), in each case, except for such failures to be true and correct that, individually or in the aggregate, would not result in more than a de minimis increase in the aggregate amounts payable by Merger Sub or Electronic Arts in the Transactions, (ii) Glu’s corporate existence, corporate authority relative to the Merger Agreement, finders and brokers and the opinion of its financial advisors (1) to the extent qualified by materiality or “Company Material Adverse Effect” (as defined under the section captioned “The Merger Agreement — Representations and Warranties”) is true and correct in all respects as of the Effective Time as if made as of the Effective Time (except in each case for such representations and warranties that relate to a specific date or time, which need only be true and correct as of such date or time), and (2) to the extent not qualified by materiality or “Company Material Adverse Effect” is true and correct in all material respects as of the Effective Time with the same force and effect as if made as of the Effective Time (except for such representations and warranties that relate to a specific date or time, which need only be true and correct as of such date or time), and (iii) the absence of since December 31, 2019, of events or developments that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect is true and correct in all respects as of the Effective Time as if made as of the Effective Time, and (B) all other provisions in the Merger Agreement relating to Glu’s representations and warranties (excluding those included in the foregoing clauses (A)(i), (ii) and (iii)) (without giving effect to any materiality or “Company Material Adverse Effect” qualifications therein), is true and correct as of the Effective Time as if made as of the Effective Time (except for such representations and warranties that relate to a specific date or time, which need only be true and correct in all material respects as of such date or time), in each case, except for such failures to be true and correct, individually and in the aggregate, as have not had a Company Material Adverse Effect (the “Glu Representations Condition”).
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Covenants.   Glu will have performed and complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by it at or prior to the Effective Time (the “Glu Covenants Condition”).

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No Material Adverse Effect.   Since February 8, 2021, there will not have occurred and be continuing a Company Material Adverse Effect.

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Certificate.   Electronic Arts will have received a certificate signed on behalf of Glu by the Chief Executive Officer or Chief Financial Officer of Glu as to the satisfaction of the conditions in the three bullet points above.

The obligation of Glu to consummate the Merger will be further subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:
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Representations and Warranties.   Each of the representations and warranties of Electronic Arts and Merger Sub in the Merger Agreement will be true and correct as of the Effective Time as if made as of the Effective Time (except for such representations and warranties that relate to a specific date or time, which need only be true and correct in all material respects as of such date or time), except for such failures to be true and correct would not, individually and in the aggregate, have a material adverse effect on the ability of Electronic Arts or Merger Sub to consummate the Merger (the “Electronic Arts Representations Condition”).

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Covenants.   Electronic Arts and Merger Sub will have performed and complied in all material respects with all obligations and agreements required by the Merger Agreement to be performed or complied with by it at or prior to the Effective Time (the “Electronic Arts Covenants Condition”).

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Certificate.   Glu will have received a certificate signed on behalf of Electronic Arts and Merger Sub by an executive officer of Electronic Arts and Merger Sub as to the satisfaction of the conditions in the two bullet points above.

Regulatory Approvals Required for the Merger
Under the Merger Agreement, the Merger cannot be completed until (1) the applicable waiting period under the HSR Act has expired or been terminated; and (2) the approval or clearance of the Merger has been granted by relevant antitrust authorities in Austria.
Recommendation of our Board
Our Board, after considering various factors described under the section captioned “Proposal 1: Adoption of the Merger Agreement — Recommendation of our Board and Reasons for the Merger” has unanimously (1) determined that the Merger Agreement and the Merger are fair to and in the best interests of our stockholders and (2) approved the Merger Agreement and the Merger. Our Board unanimously recommends that you vote (1) “FOR” the proposal to adopt the Merger Agreement, (2) “FOR” the compensation proposal and (3) “FOR” the adjournment proposal.
Opinion of Goldman Sachs & Co. LLC
At a meeting of the Board, Goldman Sachs & Co. LLC (“Goldman Sachs”) rendered to the Board its oral opinion, subsequently confirmed in its written opinion dated February 8, 2021, to the effect that, as of the date of Goldman Sachs’ written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $12.50 in cash per share of Glu Common Stock to be paid to the holders (other than Electronic Arts and its affiliates) of the shares of Glu Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated February 8, 2021, which sets forth the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with Goldman Sachs’ opinion, is attached to this proxy statement as Annex B-1. The summary of Goldman Sachs’ opinion contained in this proxy statement is qualified in its entirety by reference to the full text of Goldman Sachs’ written opinion. Goldman Sachs’ advisory services and opinion were provided for the information and assistance of the Board in connection with its consideration of the Merger and the opinion does not constitute a recommendation as to how any holder of Glu Common Stock should vote with respect to the Merger or any other matter.
Pursuant to an engagement letter between Glu and Goldman Sachs, Glu has agreed to pay Goldman Sachs for its services in connection with the Merger a transaction fee of $15 million, $2 million of which was payable upon the presentation to the Board of the results of the study Goldman Sachs undertook in connection with its fairness opinion, and the remainder of which is contingent upon completion of the Merger.
For additional information, see the section entitled “Proposal 1: Adoption of the Merger Agreement — Opinion of Goldman Sachs & Co. LLC” beginning on page 45 and Annex B-1 to this proxy statement.
Opinion of Morgan Stanley & Co. LLC
In connection with the Merger, Morgan Stanley & Co. LLC ( “Morgan Stanley”) rendered to the Board its oral opinion, subsequently confirmed in writing, that as of February 8, 2021, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the Per Share Merger Consideration to be received by the holders of shares of Glu Common Stock (other than the holders of the shares of Glu Common Stock that are, as of immediately prior to the Effective Time, (i) held directly or indirectly by Glu or by any wholly owned subsidiary of Glu as treasury stock (and, in each case, not held on behalf of third parties), (ii) owned, directly or indirectly, by Electronic Arts or Merger Sub, any wholly owned subsidiary of Electronic Arts or Merger Sub, or any person that owns, directly or indirectly, all of the outstanding stock of Merger Sub, or (iii) held by any stockholder who is entitled to demand and has properly demanded appraisal for such shares of Glu Common Stock in accordance with, and who complies in all respects with, Section 262 of the General Corporation Law of the State of Delaware (clauses (i), (ii) and (iii), collectively, the “Excluded Shares”) pursuant to the Merger Agreement was fair from a financial point of view to such holders of shares of Glu Common Stock, as set forth in such opinion as more fully described in the section of this proxy statement captioned “The Merger — Opinion of Morgan Stanley & Co. LLC.”
The full text of the written opinion of Morgan Stanley, dated as of February 8, 2021, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached to this proxy statement as Annex B-2 and is incorporated by reference in this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley’s opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Board, in its capacity as such, and addresses only the fairness from a financial point of view of the Per Share Merger Consideration to be received by the holders of shares of Glu Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement as of the date of the opinion and does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. It was not intended to, and does not, constitute an opinion or a recommendation as to how Glu stockholders should vote at the special meeting.
Interests of our Directors and Executive Officers in the Merger
When considering the recommendation of our Board that you vote to approve the proposal to adopt the Merger Agreement, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of our stockholders generally. In (1) evaluating and negotiating the Merger Agreement, (2) approving the Merger Agreement and the Merger, and (3) recommending that the Merger Agreement be adopted by stockholders, our Board was aware of and considered the following interests, among other matters:

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our executive officers are party to retention agreements and/or stock option and restricted stock unit agreements with Glu, which provide for accelerated vesting of equity awards and other severance payments and benefits in the event of certain qualifying terminations of employment following the Merger;

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the anticipated continued employment of certain of our executive officers by Electronic Arts or the Surviving Corporation following the Effective Time; and

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our directors and executive officers are entitled to continued indemnification and insurance coverage pursuant to their existing agreements and the Merger Agreement.

If the proposal to adopt the Merger Agreement is approved, the shares of Glu Common Stock held by our directors and executive officers will be treated in the same manner as outstanding shares of Glu Common Stock held by all other stockholders. For more information, see the section captioned “Proposal 1: Adoption of the Merger Agreement — Interests of our Directors and Executive Officers in the Merger.”
Appraisal Rights
If the Merger is completed, stockholders who do not vote or submit a proxy in favor of the adoption of the Merger Agreement and who properly demand appraisal of their shares may be entitled to appraisal rights in connection with the Merger under Section 262 of the DGCL. This means that stockholders may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Glu Common Stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined to be the fair value. Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel and financial advisors with respect to the exercise of appraisal rights.
Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the aggregate Per Share Merger Consideration.
To exercise your appraisal rights, you must (1) deliver a written demand for appraisal to us before the vote is taken on the proposal to adopt the Merger Agreement; (2) not vote or submit a proxy in favor of the proposal to adopt the Merger Agreement; and (3) continue to hold your shares of Glu Common Stock through the Effective Time. As such, merely voting against, abstaining or failing to vote on the proposal to adopt the Merger Agreement will not preserve your right to appraisal under the DGCL. Further, because a properly submitted proxy which does not include instructions on how to vote will be voted “FOR” the proposal to adopt the Merger Agreement, the submission of a proxy not marked “AGAINST” or “ABSTAIN” will result in a waiver of appraisal rights. Additionally, certain other conditions, as set forth in Section 262 of the DGCL and as briefly described herein, must be met. Your failure to follow exactly the procedures specified under the DGCL may result in the loss of your appraisal rights. The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, and the relevant section of the DGCL regarding appraisal rights is reproduced in its entirety as Annex C to this proxy statement. Only a holder of record of shares of Glu Common Stock is entitled to demand appraisal rights for the shares registered in that holder’s name. If you hold your shares of Glu Common Stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee. You also should be aware that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the Merger, is not an opinion as to, and does not otherwise address, “fair value” under Section 262 of the DGCL.
Material U.S. Federal Income Tax Consequences of the Merger
For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined under the section captioned “Proposal 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for such U.S. Holder’s shares of Glu Common Stock in the Merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of Glu Common Stock surrendered in the Merger.
A Non-U.S. Holder (as defined under the section captioned “Proposal 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of Glu Common Stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States.
For more information, see the section captioned “Proposal 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Merger”. Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.
Alternative Acquisition Proposals
Under the Merger Agreement, from February 8, 2021 until the Effective Time, Glu has agreed to, and has agreed to cause its subsidiaries and its and their respective representatives not to, directly or indirectly:
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initiate, solicit, knowingly facilitate or encourage (including by way of providing information) the making, submission or announcement of any Acquisition Proposal as defined under the section captioned “The Merger Agreement — Ability to Change Board Recommendation; Superior Proposal”) or Acquisition Inquiry as defined under the section captioned “The Merger Agreement — Ability to Change Board Recommendation; Superior Proposal”) or otherwise knowingly assist or participate in the making, submission or announcement of any Acquisition Proposal;

•
engage in, participate or continue discussions or negotiations with any person with respect to an Acquisition Proposal or Acquisition Inquiry (except that this shall not prohibit Glu or its representatives from making such person aware of these restrictions in response to the receipt of an Acquisition Proposal or Acquisition Inquiry);

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enter into any merger agreement, letter of intent, term sheet, agreement in principle, memorandum of understanding, share purchase agreement, asset purchase agreement, share exchange agreement or other similar agreement constituting or relating to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement (as defined under the section captioned “Ability to Change Board Recommendation; Superior Proposal”))) (an “Alternative Acquisition Agreement”) or enter into any contract or agreement requiring Glu to abandon, terminate or fail to consummate the Transactions;

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terminate, waive, amend or modify any provision of, or grant permission under, any confidentiality agreement to which Glu or any of its subsidiaries is a party;

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furnish to any person (other than to Electronic Arts, Merger Sub or any designees of Electronic Arts or Merger Sub) or “group” (as defined under Section 13(d) of the Exchange Act) any non-public information relating to Glu or any of its subsidiaries or afford to any person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Glu or any of its subsidiaries (other than Electronic Arts, Merger Sub or any designees of Electronic Arts or Merger Sub), in any such case in connection with any Acquisition Proposal or Acquisition Inquiry or under circumstances that would reasonably be expected to lead to an Acquisition Proposal except as permitted by the Merger Agreement;

•
take any action to make the provisions of any anti-takeover statute or law, or any restrictive provision of Glu’s organizational documents inapplicable to any Acquisition Proposal or person making an Acquisition Proposal; or

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resolve or agree or publicly propose to take any of the foregoing actions.

Notwithstanding these restrictions, if, at any time following February 8, 2021 and prior to the receipt of the approval of Glu’s stockholders to adopt the Merger Agreement, in response to a Qualifying Acquisition Proposal (as defined under the section captioned “The Merger Agreement — Nonsolicitation of Transactions”) that the Board determines in good faith (after consultation with one or more of its financial advisors and with its outside legal counsel) that such Qualifying Acquisition Proposal constitutes, or could reasonably be expected to result in, a Superior Proposal (as defined under the section captioned “The

Merger Agreement — Ability to Change Board Recommendation; Superior Proposal”) and that the failure to take the action described below would be inconsistent with its fiduciary duties to Glu’s stockholders under applicable federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, order, award, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority (or under the authority of Nasdaq) (collectively “Law”), Glu and its representatives shall be permitted to engage or participate in discussions or negotiations with the person (or such person’s representatives) that has made the Qualifying Acquisition Proposal. For more information regarding our nonsolicitation obligations under the Merger Agreement, see the section captioned “The Merger Agreement — Nonsolicitation of Transactions.”
We are not entitled to terminate the Merger Agreement to enter into an agreement for a Superior Proposal unless we comply with certain procedures in the Merger Agreement, including providing Electronic Arts with notice and the material terms and conditions of such Acquisition Proposal and negotiating with Electronic Arts, if requested, over a four business day period regarding changes to the terms of the Merger Agreement intended to cause the applicable Acquisition Proposal to no longer constitute a Superior Proposal. In addition, we are not entitled to terminate the Merger Agreement if, during such four business day period, Electronic Arts makes an irrevocable proposal that results in the applicable Acquisition Proposal no longer being a Superior Proposal, as determined in good faith by our Board (after consultation with one or more of its financial advisors and outside legal counsel). The termination of the Merger Agreement by us in order to accept a Superior Proposal will result in our payment to Electronic Arts of a $78.9 million termination fee. For more information on the termination fee that may become payable by us pursuant to the Merger Agreement, see the section captioned “The Merger Agreement — Termination Fee.”
Termination of the Merger Agreement
The Merger Agreement may be terminated, and the Merger may be abandoned by action taken or authorized by the terminating party:
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by mutual written consent of Glu and Electronic Arts by action of their respective boards of directors, at any time prior to the Effective Time;

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by either Glu or Electronic Arts if (i) the meeting of Glu’s stockholders at which a vote on Glu’s stockholder approval was taken will have been held and such stockholder approval will not have been obtained at such meeting or (ii) the Effective Time will not have occurred by August 7, 2021, subject to extension by Glu or Electronic Arts for a period of up to three months if all conditions to the consummation of the Transactions other than conditions relating to a legal restraint or regulatory approvals have been satisfied as of such date (such date, including any permitted extension thereof, the “Outside Date”); provided that the right to terminate the Merger Agreement pursuant to clause (ii) will not be available to any party whose failure to perform any of its obligations under the Merger Agreement has been the primary cause of, or resulted in, the failure of the Effective Time to have occurred by such date; or

•
by either Glu or Electronic Arts if any court of competent jurisdiction or other Governmental Authority of competent jurisdiction issues an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger, and such order will have become final and nonappealable; provided that the right to terminate the Merger Agreement pursuant to such provision is not available to any party whose failure to perform any of its obligations in the Merger Agreement has been the primary cause of, or resulted in, such order or action.

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by Electronic Arts if:

◦
prior to Glu obtaining stockholder approval, (i) the Board (or a duly authorized committee thereof) effectuated a Change of Board Recommendation or (ii) Glu committed a material intentional breach of any of its nonsolicitation obligations under the Merger Agreement; or

◦
(i) there is an inaccuracy in any representation or warranty of Glu contained in the Merger Agreement or a breach of any covenant of Glu contained in the Merger Agreement, in any case, such that the Glu Representations Condition or the Glu Covenants Condition would not then be satisfied, (ii) Electronic Arts delivers to Glu a written notice of such inaccuracy or breach of covenant and (iii) either such inaccuracy or breach of covenant is not capable of cure or at least 30 days have elapsed (or the Outside Date has passed) since the date of delivery of such written notice to Glu and such inaccuracy or breach of covenant has not been cured; provided that the right to terminate pursuant to such provision is not available to Electronic Arts if its failure to perform any of its obligations in the Merger Agreement has been the primary cause of, or resulted in, the events specified in clauses (i) or (iii).

•
by Glu if:

◦
prior to obtaining Glu’s stockholder approval, the Board (or a duly authorized committee thereof) determines to accept a Superior Proposal and enter into the Alternative Acquisition Agreement, subject to, and in accordance with, the terms and conditions of Glu’s nonsolicitation obligations under the Merger Agreement; provided that such termination will not be effective unless Glu pays the Termination Fee (as defined under the section captioned “Summary — Termination Fee”) to Electronic Arts prior to or concurrently with such termination in accordance with the Merger Agreement; or

◦
(i) there is an inaccuracy in any representation or warranty of Electronic Arts contained in the Merger Agreement or a breach of any covenant of Electronic Arts contained in the Merger Agreement, in any case, such that any of the conditions set forth Electronic Arts Representations Condition or the Electronic Arts Covenants Condition would not then be satisfied, (ii) Glu delivers to Electronic Arts a written notice of such inaccuracy or breach of covenant and (iii) either such inaccuracy or breach of covenant is not capable of cure or at least 30 days have elapsed (or the Outside Date has passed) since the date of delivery of such written notice to Electronic Arts and such inaccuracy or breach of covenant has not been cured; provided however the right to terminate pursuant to such provision is not available to Glu if its failure to perform any of its obligations in the Merger Agreement has been the primary cause of, or resulted in, the events specified in clauses (i) or (iii).

Termination Fee
Glu will be required to pay Electronic Arts a termination fee equal to $78.9 million (the “Termination Fee”) if and only if the Merger Agreement is validly terminated:
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by Electronic Arts, if prior to Glu obtaining stockholder approval, (i) the Board (or a duly authorized committee thereof) has effectuated a Change of Board Recommendation or (ii) Glu has committed a material intentional breach of any of its nonsolicitation obligations under the Merger Agreement, in which case, Glu shall pay the Termination Fee to Electronic Arts after such termination;

•
by Glu, if prior to Glu obtaining stockholder approval, the Board (or a duly authorized committee thereof) determines to accept a Superior Proposal and enter into the Alternative Acquisition Agreement, subject to, and in accordance with, the terms and conditions of its nonsolicitation obligations under the Merger Agreement in which case, Glu will pay the Termination Fee to Electronic Arts prior to or concurrently with such termination in accordance with the Merger Agreement; or

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by either Electronic Arts or Glu as a result of (i) the meeting of Glu’s stockholders at which a vote on Glu’s stockholder approval was taken having been held and such stockholder approval having not been obtained at such meeting or (ii) the Effective Time having not occurred by the Outside Date (but in the case of clause (ii), if, as of the time of such termination, (1) either party is then entitled to terminate the Merger Agreement as a result of the meeting of Glu’s stockholders at which a vote on Glu’s stockholder approval was taken having been held and such stockholder approval having not been obtained at such meeting or (2) Electronic Arts is then entitled to terminate the Merger Agreement as a result of an inaccuracy in any representation or warranty of Glu contained in the Merger Agreement or a breach of any covenant of Glu contained in the Merger Agreement, in any case, such that the Glu Representations Condition or the Glu Covenants Condition would not be satisfied) or by Electronic Arts as a result of an inaccuracy in any representation or warranty of Glu contained in the Merger Agreement or a breach of any covenant of Glu contained in the Merger Agreement, in any case, such that the Glu Representations Condition or the Glu Covenants Condition would not be satisfied, and (A) following February 8, 2021 and prior to such termination, an Acquisition Proposal has been publicly disclosed or otherwise become publicly known and (B) within 12 months after such termination, Glu enters into a definitive contract with respect to an Acquisition Proposal or consummates an Acquisition Proposal (which need not be the same Acquisition Proposal that was made, announced or publicly known prior to the termination of the Merger Agreement) (provided that for all purposes of this bullet point, references to “15%” in the definition of the term “Acquisition Proposal” shall be deemed to be references to 50%), in which case, Glu shall pay to Electronic Arts the Termination Fee concurrently with entering into a definitive contract or the consummation of such Acquisition Proposal.
The parties have agreed that in the event that the Merger Agreement is validly terminated in accordance with its terms and the Termination Fee is payable pursuant to the Merger Agreement and is paid, it is not a penalty and constitutes liquidated damages, and such payment will be the sole and exclusive remedy under the Merger Agreement of Electronic Arts against Glu. Electronic Arts may pursue a grant of specific performance in accordance with the Merger Agreement and the payment of the Termination Fee, provided that Electronic Arts may not be permitted or entitled to receive a grant of specific performance that results in the closing and any money damages, including all or any portion of the Termination Fee. The parties have agreed that in no event will Glu be required to pay the Termination Fee on more than one occasion.
Market Prices and Dividend Data
Glu Common Stock is listed on Nasdaq under the symbol “GLUU.” On February 5, 2021, the last full trading day before the public announcement of the Merger, the closing price for Glu Common Stock was $9.19 per share, and on           , 2021, the latest practicable trading day before the printing of this proxy statement, the closing price for Glu Common Stock was           $ per share.
We have never paid cash dividends on Glu Common Stock.
Effect on Glu if the Merger is Not Completed
If the Merger Agreement is not adopted by stockholders or if the Merger is not completed for any other reason, stockholders will not receive any payment for their shares of Glu Common Stock. Instead, we will remain a stand-alone public company, Glu Common Stock will continue to be listed and traded on Nasdaq and registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we will continue to file periodic reports with the SEC. Under specified circumstances, upon the termination of the Merger Agreement, we will be required to pay Electronic Arts a termination fee. For more details, see the section captioned “The Merger Agreement — Termination Fees.”
In addition, if the Merger is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which we operate and risks related to adverse economic conditions.

QUESTIONS AND ANSWERS ABOUT THE VIRTUAL SPECIAL MEETING AND THE MERGER
The following Questions and Answers About the Virtual Special Meeting and the Merger (this “Q&A”) is intended to address some commonly asked questions about the virtual special meeting of our stockholders and the Merger. This Q&A may not address all questions that may be important to you as a Glu stockholder. We urge you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement.
General
Q:
Why am I receiving this proxy statement?

A:
You are receiving this proxy statement because you were a Glu stockholder as of           , 2021, the record date for the virtual special meeting. To complete the Merger, our stockholders holding a majority of the outstanding shares of Glu Common Stock as of           , 2021, the record date for the virtual special meeting, entitled to vote, must affirmatively vote to adopt the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to this proxy statement.

You are being solicited to vote in favor of the proposals (1) to adopt the Merger Agreement, (2) to approve the compensation proposal and (3) to approve the adjournment proposal.
Q:
What will happen to my Glu Common Stock as a result of the Merger?

A:
If the Merger is completed, each share of Glu Common Stock that you hold immediately prior to the Effective Time will be converted into the right to receive the Per Share Merger Consideration. This does not apply to shares of Glu Common Stock held by any of our stockholders who have properly demanded their appraisal rights under the DGCL. See the section captioned “Proposal 1: Adoption of the Merger Agreement — Appraisal Rights.”

Q:
What will happen to Glu generally as a result of the Merger?

A:
If the Merger is completed, we will cease to be a stand-alone public company and will become a wholly owned subsidiary of Electronic Arts. As a result, you will no longer have any ownership interest in Glu. Upon completion of the Merger, shares of Glu Common Stock will no longer be listed on any stock exchange or quotation system, including Nasdaq. In addition, following the completion of the Merger, the registration of Glu Common Stock and our reporting obligations under the Exchange Act will be terminated.

Q:
What are the U.S. federal income tax consequences of the Merger to me?

A:
The receipt of cash in exchange for shares of Glu Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Generally, you will recognize gain or loss equal to the difference between the amount of cash you receive and the adjusted tax basis of your shares of Glu Common Stock. If you are a U.S. holder, you will be subject to U.S. federal income tax on any gain recognized in connection with the Merger. If you are a non-U.S. holder, you will generally not be subject to U.S. federal income tax on any gain recognized in connection with the Merger unless you have certain connections to the United States. The tax consequences of the Merger to you will depend on your particular circumstances, and you should consult your own tax advisors to determine how the Merger will affect you.

For a more detailed summary of the U.S. federal income tax consequences of the Merger, see the section captioned “Proposal 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Merger”.
Q:
Am I entitled to appraisal rights in connection with the Merger?

A:
Statutory appraisal rights under the DGCL in connection with the Merger will be available to stockholders who (1) continuously hold their shares of Glu Common Stock through the Effective Time; (2) submit a written demand for an appraisal of their shares prior to the stockholder vote on the adoption of the Merger Agreement; (3) do not vote or submit a proxy in favor of the adoption of the

Merger Agreement; (4) take certain actions and meet certain conditions under the DGCL; and (5) do not thereafter withdraw their demand for appraisal of their shares of Glu Common Stock or otherwise lose their appraisal rights, in each case in accordance with the DGCL. For a more detailed discussion of your appraisal rights, see the section captioned “Proposal 1: Adoption of the Merger Agreement — Appraisal Rights.”
A copy of the full text of Section 262 of the DGCL is included as Annex C to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights.
Q:
When do you expect the Merger to be completed?

A:
We are working toward completing the Merger as quickly as possible and expect the Merger to be completed in the quarter ending June 30, 2021. However, the Merger continues to be subject to various closing conditions, including our stockholders’ approval of the proposal to adopt the Merger Agreement and the receipt of regulatory approvals. Therefore, we cannot assure you that all conditions to the Merger will be satisfied or, if satisfied, the date by which they will be satisfied.

Q:
When will I receive the Per Share Merger Consideration for my shares of Glu Common Stock?

A:
After the Merger is completed, you will receive written instructions, including a letter of transmittal that explains how to exchange your shares of Glu Common Stock for the Per Share Merger Consideration. When you properly return and complete the required documentation described in the written instructions, you will receive from the paying agent a payment of the Per Share Merger Consideration for your shares of Glu Common Stock.

The Virtual Special Meeting
Q:
When and where will the virtual special meeting of our stockholders be held?

A:
The virtual special meeting of our stockholders will be held exclusively online via live webcast on             ,             , at          , Pacific Time. There will not be a physical meeting location. The virtual special meeting can be accessed by visiting www.virtualshareholdermeeting.com/GLUU2021SM, where you will be able to listen to the meeting live, submit questions and vote online. We encourage you to allow ample time for online check-in, which will open at           , Pacific Time. Please note that you will not be able to attend the virtual special meeting in person.

Q:
What are the proposals that will be voted on at the virtual special meeting?

A:
You will be asked to consider and vote on (1) a proposal to adopt the Merger Agreement, (2) the compensation proposal, and (3) the adjournment proposal.

Q:
How does our Board recommend that I vote on the proposals?

A:
Our Board unanimously approved the Merger Agreement and the Merger and determined that the Merger Agreement and the Merger are fair to and in the best interests of our stockholders and recommends that you vote:

•
“FOR” the proposal to adopt the Merger Agreement;

•
“FOR” the compensation proposal; and

•
“FOR” the adjournment proposal.

Q:
Why am I being asked to consider and vote on the named executive officer Merger-related compensation proposal?

A:
SEC rules require us to seek approval on a non-binding, advisory basis with respect to certain payments that will or may be made to our named executive officers in connection with the Merger. Approval of the named executive officer Merger-related compensation proposal is not required to complete the Merger.

Q:
What do I need in order to be able to attend the virtual special meeting online?

A:
The virtual special meeting will be held via live webcast only. Any stockholder can attend the virtual special meeting live online at www.virtualshareholdermeeting.com/GLUU2021SM. The webcast will start at           , Pacific Time on           . Stockholders may vote and submit questions while attending the virtual special meeting online. In order to be able to enter the virtual special meeting, you will need the 16-digit control number, which is included on your proxy card if you are a stockholder of record of shares of Glu Common Stock or included with your voting instruction card and voting instructions you received from your broker, bank or other nominee of your shares if you hold your shares of Glu Common Stock in “street name.” Instructions on how to attend and participate online are also posted online at www.proxyvote.com.

Q:
Who is entitled to attend and vote at the virtual special meeting?

A:
The record date for the virtual special meeting is           , 2021. If you own shares of Glu Common Stock as of the close of business on the record date, you are entitled to notice of, and to vote at, the virtual special meeting or any adjournment or postponement of the virtual special meeting. As of the record date, there were approximately           shares of Glu Common Stock issued and outstanding, held by approximately           stockholders of record and beneficially by thousands of additional stockholders. Each share of Glu Common Stock outstanding as of the record date is entitled to one vote with respect to each proposal to be presented at the virtual special meeting.

Stockholders of record as of the record date of the virtual special meeting and their duly appointed proxy holders may attend the virtual special meeting and vote at the meeting. Beneficial owners of shares held in “street name” will only be able to vote at the virtual special meeting if they have a proxy, executed in their favor, from their broker, bank or other nominee of the stockholder of record of their shares, giving them the right to vote the shares at the virtual special meeting.
Q:
Do I need to attend the virtual special meeting?

A:
No. While our stockholders of record may exercise their right to vote their shares at the virtual special meeting, it is not necessary for you to attend the virtual special meeting in order to vote your shares of Glu Common Stock.

Q:
What constitutes a quorum?

A:
The presence at the virtual special meeting of the holders of a majority of the shares of Glu Common Stock issued and outstanding and entitled to vote at the virtual special meeting will constitute a quorum. Shares are counted as present at the virtual special meeting if the holder is present and votes online at the virtual special meeting or if the holder has properly submitted a proxy. Each share of Glu Common Stock outstanding as of the record date is entitled to one vote with respect to each proposal to be presented at the virtual special meeting. If you fail to return your proxy card prior to the virtual special meeting or to submit a proxy via the Internet or telephone, or if you fail to attend the virtual special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the virtual special meeting and will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. Similarly, if you hold your shares in “street name” and fail to instruct your broker, bank or other nominee how to vote your shares, your shares will not be counted for purposes of determining whether a quorum is present and will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If you attend the virtual special meeting or if you submit (and do not thereafter revoke) a proxy by duly executing and returning a proxy card or via the Internet or telephone, even if you abstain from voting, your shares of Glu Common Stock will be counted for purposes of determining whether a quorum is present at the virtual special meeting.

Q:
What vote is required to adopt the Merger Agreement?

A:
The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter. If you abstain from voting, fail to cast your vote, at the virtual special meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement.

Q:
What vote is required to approve the compensation proposal?

A:
In accordance with the rules of the SEC, stockholders have the opportunity to cast a non-binding, advisory vote to approve compensation that may be paid or become payable to our named executive officers based upon or otherwise relating to the Merger, as described in the table provided in the section captioned “Proposal 1: Adoption of the Merger Agreement — Quantification of Potential Payments and Benefits to our Named Executive Officers.” The vote to approve the compensation proposal is advisory and therefore will not be binding on us or Electronic Arts, nor will it overrule any prior decision or require our Board (or any committee of our Board) to take any action, regardless of whether the Merger is completed. The compensation that may be paid in connection with the Merger is contractual with respect to our named executive officers. Accordingly, if our stockholders adopt the Merger Agreement and the Merger is completed, the compensation based on or otherwise relating to the Merger will be paid to our named executive officers in accordance with the terms of their compensation agreements and arrangements, regardless of whether our stockholders approve the compensation proposal.

Approval of the compensation proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter that are present at the virtual special meeting or represented by proxy at the virtual special meeting and are voted “FOR” or “AGAINST” the proposal.
If you abstain from voting, fail to cast your vote, either at the virtual special meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of the vote for the compensation proposal, provided that a quorum is present at the virtual special meeting.
Q:
What vote is required to adopt the adjournment proposal?

A:
Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter that are present at the virtual special meeting or represented by proxy at the virtual special meeting and are voted “FOR” or AGAINST” the proposal.

If you abstain from voting, fail to cast your vote either at the virtual special meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of the vote for the adjournment proposal, provided that a quorum is present at the virtual special meeting.
Q:
Why is my vote important? How are votes counted? What happens if I abstain?

A:
There must be a quorum for business to be conducted at the virtual special meeting. If you do not submit a proxy or voting instructions, or if you do not attend the virtual special meeting, it will be more difficult for us to obtain the necessary quorum to conduct business at the virtual special meeting.

Votes will be counted by the inspector of election appointed for the virtual special meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. If you abstain from voting, fail to cast your vote, at the virtual special meeting or by proxy, it will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement, but will have no effect on the compensation proposal or the adjournment proposal (provided that a quorum is present).
Q:
Do any of our directors or executive officers have interests in the Merger that may differ from those of our stockholders?

A:
In considering the recommendation of our Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have interests in the Merger that may be different from, or in addition to, those of our stockholders generally. These interests may create potential conflicts of interest. Our Board was aware that these interests existed and considered them, among other matters, when it approved the Merger Agreement and made its recommendation that our stockholders adopt the Merger Agreement. You should read the section captioned “Proposal 1: Adoption of the Merger Agreement — Interests of our Directors and Executive Officers in the Merger.”

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement, including the annexes and the other documents referred to in this proxy statement, please vote your shares in one of the manners described below. Each share of Glu Common Stock outstanding as of the record date is entitled to one vote with respect to each proposal to be presented at the virtual special meeting.

Q:
How do I vote if I am a stockholder of record?

A:
You may vote:

•
by following the Internet voting instructions printed on your proxy card;

•
by following the telephone voting instructions printed on your proxy card;

•
by completing, signing and dating each proxy card you receive and returning it in the enclosed postage-paid envelope prior to the virtual special meeting; or

•
by casting your vote at the virtual special meeting via the virtual meeting website. There will not be a physical meeting location. Any stockholder can attend the virtual special meeting by visiting www.virtualshareholdermeeting.com/GLUU2021SM, where stockholders may vote and submit questions during the meeting. The virtual special meeting starts at           , Pacific Time. We encourage you to allow ample time for online check-in, which will open at           , Pacific Time. Please have your 16-digit control number to join the virtual special meeting. Instructions on who can attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

If you are voting via the Internet or by telephone, your voting instructions must be received by the date and time indicated on the applicable proxy card(s).
Voting via the Internet, by telephone or by mailing in your proxy card will not prevent you from attending the virtual special meeting. You are encouraged to submit a proxy via the Internet, by telephone or by mail even if you plan to attend the virtual special meeting, to ensure that your shares of Glu Common Stock are present or represented at the virtual special meeting.
Q:
What happens if I return my proxy card but I do not indicate how to vote?

A:
If you submit a proxy but do not include instructions on how to vote, your shares of Glu Common Stock will be voted “FOR” the proposal to adopt the Merger Agreement, “FOR” the approval of the compensation proposal and “FOR” the approval of the adjournment proposal. We do not currently intend to present any other proposals for consideration at the virtual special meeting.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, to be the “stockholder of record.” If you are a stockholder of record, this proxy statement and your proxy card have been sent directly to you by or on behalf of Glu.

If your shares are held through a brokerage firm, bank, broker or other nominee, you are considered the “beneficial owner” of shares of Glu Common Stock held in “street name.” If you are a beneficial owner of shares of Glu Common Stock held in “street name,” this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your brokerage firm, bank, broker or other nominee how to vote your shares by following their instructions for voting, and you are also invited to attend the virtual special meeting. However, because you are not the stockholder of record, you may not vote your shares at the virtual special meeting unless you obtain a proxy, executed in your favor, from your brokerage firm, bank, broker or other nominee giving you the right to vote your shares at the virtual special meeting.

Q:
How do I vote if my shares are held by my brokerage firm, bank, trust or other nominee?

A:
If your shares are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares, with your shares being held in “street name.” “Street name” holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank, trust or other nominee how to vote their shares. Your brokerage firm, bank, trust or other nominee will only be permitted to vote your shares for you at the virtual special meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares. If you wish to vote at the virtual special meeting, you must obtain a proxy, executed in your favor, from your brokerage firm, bank, trust or other nominee giving you the right to vote your shares at the virtual special meeting.

In addition, because any shares you may hold in “street name” will be deemed to be held by a different stockholder than any shares you hold of record, shares held in “street name” will not be combined for voting purposes with shares you hold of record. To ensure your shares are represented and voted at the virtual special meeting, you should instruct your brokerage firm, bank, trust or other nominee to vote your shares that you hold in “street name.”
Q:
What is a broker non-vote?

A:
If you are a beneficial owner of shares held in “street name” and do not provide your broker, bank or nominee with specific voting instructions, the broker, bank or nominee may generally vote on “routine” matters, but cannot vote on “non-routine” matters. The proposal to adopt the Merger Agreement, the compensation proposal and the adjournment proposal are considered “non-routine” matters. If the broker, bank or nominee does not receive instructions from you on how to vote your shares on a non-routine matter, it will inform the inspector of election that it does not have authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

You should instruct your broker, bank or other nominee how to vote your shares. Under the rules applicable to broker-dealers, your broker, bank or other nominee does not have discretionary authority to vote your shares on any of the proposals scheduled to be voted on at the virtual special meeting. Because brokers, banks and other nominees do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement, if a beneficial owner of shares of Glu Common Stock held in “street name” does not give voting instructions to the broker, bank or other nominee, then those shares will not be counted as present or by proxy at the virtual special meeting. In addition, any broker non-vote will have the same effect as a vote “AGAINST” the adoption of the Merger Agreement, but will have no effect on the vote for the compensation proposal or the adjournment proposal (provided that a quorum is present).
Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Glu Common Stock. The written document describing the matters to be considered and voted on at the virtual special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Glu Common Stock is called a “proxy card.”

Q:
May I change my vote after I have delivered my proxy?

A:
Yes. If you are the stockholder of record of Glu Common Stock, you have the right to change or revoke your proxy at any time before the vote being taken at the virtual special meeting by:

•
delivering a written revocation of the proxy, or a later dated, signed proxy card, to our Corporate Secretary at Glu Mobile Inc., 875 Howard Street, Suite 100, San Francisco, California 94103, on or before the business day prior to the virtual special meeting;

•
attending the virtual special meeting and voting at the meeting (your attendance at the virtual special meeting will not, by itself, revoke your proxy, so you must vote at the virtual special meeting to revoke your proxy); or

•
signing and delivering a new proxy, relating to the same shares of Glu Common Stock and bearing a later date; or by submitting another proxy by telephone or via the Internet after the date of your prior proxy and by the date and time indicated on the applicable proxy card(s).

If you are a “street name” holder of Glu Common Stock, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your voting instructions.
Q:
What is the deadline for voting my shares of Glu Common Stock?

A:
If you are a stockholder of record, your proxy must be received via the Internet or by telephone by 11:59 p.m., Eastern Time, on the date prior to the virtual special meeting date, in order for your shares to be voted at the virtual special meeting. However, if you are a stockholder of record, you may instead mark, sign, date and return the enclosed proxy card, which must be received before the polls close at the virtual special meeting, in order for your shares to be voted at the virtual special meeting. If you are a beneficial owner, please read the voting instructions provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q:
How do I exchange my Glu Common Stock for Per Share Merger Consideration?

A:
After the Merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of Glu Common Stock for the Per Share Merger Consideration. If your shares are held in “street name” by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee as to how to effect the surrender of your “street name” shares in exchange for the Per Share Merger Consideration.

Q:
What happens if I sell my shares of Glu Common Stock after the record date but before the virtual special meeting?

A:
The record date for stockholders entitled to vote at the virtual special meeting is earlier than the date of the virtual special meeting and the Effective Time. If you transfer your shares of Glu Common Stock after the record date but before the virtual special meeting, you will, unless special arrangements are made, retain your right to vote at the virtual special meeting but will transfer the right to receive the Per Share Merger Consideration to the person to whom you transfer your shares.

In addition, if you sell your shares prior to the virtual special meeting or prior to the Effective Time, you will not be eligible to exercise your appraisal rights in respect of the Merger. For a more detailed discussion of your appraisal rights and the requirements for properly demanding your appraisal rights, see the section captioned “Proposal 1: Adoption of the Merger Agreement — Appraisal Rights” and Annex C to this proxy statement.
Q:
What happens if the proposal to adopt the Merger Agreement is not approved by our stockholders or if the Merger is not completed for any other reason?

A:
If the proposal to adopt the Merger Agreement is not approved by our stockholders or if the Merger is not completed for any other reason, our stockholders will not receive any payment for their shares in connection with the Merger. Instead, we will remain a stand-alone public company and Glu Common Stock will continue to be listed and traded on Nasdaq. Under specified circumstances, we may be required to pay to Electronic Arts a termination fee.

For more information on the termination fees that may become payable by us pursuant to the Merger Agreement, see the section captioned “The Merger Agreement — Termination Fees.”
Q:
How do our directors and executive officers intend to vote their shares of Glu Common Stock in respect of the proposal to adopt the Merger Agreement?

A:
At the close of business on the record date for the virtual special meeting, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote           shares of Glu Common Stock, or approximately    % of the shares of Glu Common Stock outstanding on

such date. Although they are not obligated to do so, our directors and executive officers have informed us that they intend to vote all of their shares of Glu Common Stock in favor of the adoption of the Merger Agreement.
Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered differently or are held in more than one account. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please sign, date and return (or grant your proxy electronically over the Internet or by telephone for) each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

Q:
What is householding and how does it affect me?

A:
The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing an address by delivering a single proxy statement to those stockholders, unless contrary instructions have been received. This procedure reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies. Certain brokerage firms may have instituted householding for beneficial owners of Glu Common Stock held through brokerage firms. If your family has multiple accounts holding Glu Common Stock, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your broker, trustee or other nominee or our Investor Relations department at the address below.

A separate copy of these proxy materials will be promptly delivered upon request by contacting our Investor Relations department by (1) mail at Glu Mobile Inc., Attention: Investor Relations, Glu Mobile Inc., 875 Howard Street, Suite 100, San Francisco, California 94103 or (2) e-mail at IR@glu.com.
Q:
Where can I find the voting results of the virtual special meeting?

A:
If available, we may announce preliminary voting results at the conclusion of the virtual special meeting. We intend to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the virtual special meeting. All reports that we file with the SEC are publicly available when filed. For more information, see the section captioned “Where You Can Find More Information.”

Q:
Who can answer further questions?

A:
For additional questions about the Merger, assistance in submitting proxies or voting shares of Glu Common Stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor at:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders May Call:
Toll-Free at (888) 750-5834 (from the U.S. and Canada)
or +1 (412) 232-3651 (from other locations)
Banks & Brokers May Call Collect: (212) 750-5833
If your brokerage firm, bank, trust or other nominee holds your shares in “street name,” you should also call your brokerage firm, bank, trust or other nominee for additional information.

FORWARD-LOOKING INFORMATION
This proxy statement contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, that are based on our current expectations, assumptions, beliefs, estimates and projections about the proposed Merger, Glu and our industry. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “project,” “should,” “could” and similar expressions. Factors that may affect those forward-looking statements include, among other things:
•
the parties’ inability to consummate the Merger due to failure to satisfy conditions to the completion of the Merger, including the receipt of stockholder approval or the regulatory approvals required for the Merger, which may not be obtained on the terms expected, on the anticipated schedule or at all;

•
the risk that the Merger Agreement may be terminated in circumstances that require us to pay Electronic Arts termination fees of $78.9 million in connection therewith;

•
the costs, fees, expenses and charges we incur related to the Merger;

•
risks arising from the potential diversion of management’s attention from our ongoing business operations while working to implement the Merger;

•
the outcome of any legal proceedings that may be instituted against us and others related to the Merger Agreement;

•
the effect of the announcement or pendency of the Merger on our ability to effectively recruit and retain our employees, maintain business relationships and operating results and business generally;

•
risks resulting from our compliance with the terms of the Merger Agreement, including restrictions on the conduct of our business during the pendency of the Merger;

•
the possibility that Electronic Arts could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of our assets to one or more purchasers, that could conceivably produce a higher aggregate value than that available to our stockholders in the Merger;

•
adverse effects on the market price of Glu Common Stock and on our operating results because of a failure to complete the Merger;

•
the risk that our financial results differ from those set forth in the projections described in this proxy statement; and

•
other risks detailed in our filings with the SEC, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which discuss these and other important risk factors concerning our operations.

We caution you that reliance on any forward-looking statement involves risks and uncertainties and that, although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to revise any of these forward-looking statements to reflect future events or circumstances.

PARTIES INVOLVED IN THE MERGER
Glu Mobile Inc.
875 Howard Street, Suite 100
San Francisco, California 94103
(415) 800-6100
Glu develops, publishes and markets a portfolio of free-to-play mobile games designed to appeal to a broad cross section of users who download and make purchases within our games through direct-to-consumer digital storefronts, such as the Apple App Store, Google Play Store, and others. Free-to-play games are games that a player can download and play for free, but which allow players to access a variety of additional content and features for a fee and to engage with various advertisements and offers that generate revenue for us. We have a portfolio of compelling games based on our own intellectual property such as Cooking Dash, Covet Fashion, Deer Hunter, Design Home and Diner DASH Adventures, as well as games based on or significantly incorporating third party licensed brands including Disney Sorcerer’s Arena, Kim Kardashian: Hollywood, the MLB Tap Sports Baseball franchise and Restaurant Dash with Gordon Ramsay. We are headquartered in San Francisco, California, with other U.S. offices in Foster City, California and Orlando, Florida, and international locations in Toronto, Canada and Hyderabad, India.
Electronic Arts Inc.
209 Redwood Shores Parkway
Redwood City, California 94065
(650) 628-1500
Electronic Arts is a global leader in digital interactive entertainment. Electronic Arts develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers. Headquartered in Redwood City, California, Electronic Arts is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS™, FIFA, Battlefield™, Apex Legends™, The Sims™, Madden NFL, Need for Speed™, Titanfall™ and Plants vs. Zombies™.
Giants Acquisition Sub, Inc.
209 Redwood Shores Parkway
Redwood City, California 94065
(650) 628-1500
Merger Sub, a Delaware corporation and a wholly owned subsidiary of Electronic Arts, was formed on January 29, 2021 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement (the “Transactions”). Merger Sub has not engaged in any business activities other than in connection with the Transactions. Upon completion of the Merger, Merger Sub will merge with and into Glu, and Merger Sub will cease to exist.

THE VIRTUAL SPECIAL MEETING
The enclosed proxy is solicited on behalf of our Board for use at the virtual special meeting of stockholders or at any adjournment or postponement thereof.
Date, Time and Place
We will hold the virtual special meeting exclusively online via live webcast on           ,           , at           , Pacific Time. The virtual special meeting can be accessed by visiting www.virtualshareholdermeeting.com/GLUU2021SM, where you will be able to listen to the meeting live, submit questions and vote online. We encourage you to allow ample time for online check-in, which will open at           , Pacific time. Please note that you will not be able to attend the virtual special meeting in person.
Purpose of the Virtual Special Meeting
At the virtual special meeting, we will ask the holders of Glu Common Stock to (1) adopt the Merger Agreement; (2) approve, on a non-binding advisory basis, the compensation proposal; and (3) approve the adjournment proposal.
Upon the terms and subject to the conditions of the Merger Agreement, if the Merger is completed, Merger Sub will merge with and into Glu and Glu will continue as the Surviving Corporation.
Record Date; Shares Entitled to Vote; Quorum
Only holders of record of Glu Common Stock at the close of business on           , 2021, the record date, are entitled to notice of and to vote at the virtual special meeting, including any adjournments or postponements of the virtual special meeting. On the record date,           shares of Glu Common Stock were issued and outstanding, held by approximately           stockholders of record and beneficially by thousands of additional stockholders. Each share of Glu Common Stock outstanding as of the record date is entitled to one vote with respect to each proposal to be presented at the virtual special meeting.
The holders of a majority of the shares of Glu Common Stock issued and outstanding and entitled to vote at the virtual special meeting, present or represented by proxy at the virtual special meeting will constitute a quorum. Votes cast at the virtual special meeting, either by proxy or at the meeting, will be tabulated by the inspector of elections appointed for the virtual special meeting. If you fail to return your proxy card prior to the virtual special meeting or to submit a proxy via the Internet or telephone, or if you fail to attend the virtual special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. Similarly, if you hold your shares in “street name” and fail to instruct your broker, bank or other nominee how to vote your shares, your shares will not be counted for purposes of determining whether a quorum is present and will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If you attend the virtual special meeting or if you submit (and do not thereafter revoke) a proxy by duly executing and returning a proxy card or via the Internet or telephone, even if you abstain from voting, your shares of Glu Common Stock will be counted for purposes of determining whether a quorum is present at the virtual special meeting.
In the event that a quorum is not present or represented by proxy at the virtual special meeting, the chairperson of the meeting may adjourn the meeting or may direct that the holders of a majority of the shares entitled to vote who are present or represented by proxy at the virtual special meeting adjourn the meeting. If there is not a quorum of stockholders at the virtual special meeting and any proposal to adjourn the meeting submitted to the holders who are present or represented by proxy at the virtual special meeting is not approved, our Board, if permitted by the Merger Agreement, may set a new record date and meeting date for a special meeting to consider the proposal to adopt the Merger Agreement, the compensation proposal and the adjournment proposal, in accordance with the Merger Agreement.

Vote Required
The votes required to approve each proposal are as follows:
1.
The Merger Agreement must be adopted by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter.

2.
The compensation proposal must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter that are present or represented by proxy at the virtual special meeting and are voted “FOR” or “AGAINST” the proposal.

3.
The adjournment proposal must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter that are present or represented by proxy at the virtual special meeting and are voted “FOR” or “AGAINST” the proposal.

Voting by our Directors and Executive Officers
At the close of business on the record date for the virtual special meeting, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote           shares of Glu Common Stock at the virtual special meeting, or approximately    % of the shares of Glu Common Stock outstanding on such date.
Certain members of our management and our Board have interests in the Merger that are in addition to those of stockholders generally and may be different from, or in conflict with, your interests as our stockholder. See the section captioned “Proposal 1: Adoption of the Merger Agreement — Interests of our Directors and Executive Officers in the Merger.”
Voting Agreement
Electronic Arts has entered into a voting agreement with a holder of 21,000,000 shares of Glu Common Stock (representing approximately 12.1% of the voting power of Glu Common Stock), providing for all such shares to be voted in favor of the proposal to adopt the Merger Agreement. The Voting Agreement will terminate upon certain events including a termination of the Merger Agreement and a Change of Board Recommendation in response to a Superior Proposal (as defined under the section captioned “Ability to Change Board Recommendation; Superior Proposal”).
Voting of Proxies
If your shares are registered in your name, you may cause your shares to be voted at the virtual special meeting by returning a signed proxy card or voting at the virtual special meeting via the virtual meeting website. Any stockholder can attend the virtual special meeting by visiting www.virtualshareholdermeeting.com/GLUU2021SM, where stockholders may vote and submit questions during the meeting. The virtual special meeting starts at           , Pacific Time. Please have your 16-digit control number to join the virtual special meeting. Instructions on who can attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com. Additionally, you may submit a proxy authorizing the voting of your shares via the Internet or by telephone by following the instructions printed on the proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy via the Internet or by telephone.
If your shares are registered in your name, you are encouraged to submit a proxy card even if you plan to attend the virtual special meeting.
Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the virtual special meeting will be voted at the virtual special meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted “FOR” the proposal to adopt the Merger Agreement, “FOR” the approval of the compensation proposal and “FOR” the approval of the adjournment proposal.

If your shares are held in “street name” through a brokerage firm, bank, trust or other nominee, you may provide voting instructions by completing and returning the voting form provided by your brokerage firm, bank, trust or other nominee or via the Internet or by telephone through your brokerage firm, bank, trust or other nominee, if such a service is provided. To provide voting instructions via the Internet or telephone, you should follow the instructions on the voting form provided by your brokerage firm, bank, trust or other nominee. If you plan to attend the virtual special meeting and wish to vote at the meeting, you will need to obtain a proxy, executed in your favor, from your brokerage firm, bank, trust or other nominee giving you the right to vote your shares at the virtual special meeting.
Revocability of Proxies
Any proxy you give pursuant to this solicitation may be revoked by you at any time before it is voted. Proxies may be revoked as follows:
If you have sent a proxy directly to us, you may revoke it by:
•
delivering a written revocation of the proxy or a later dated, signed proxy card, to our Corporate Secretary at Glu Mobile Inc., 875 Howard Street, Suite 100, San Francisco, California 94103, on or before the business day prior to the virtual special meeting;

•
attending the virtual special meeting and voting at the meeting (your attendance at the virtual special meeting will not, by itself, revoke your proxy, so you must vote at the virtual special meeting to revoke your proxy); or

•
signing and delivering a new proxy prior to the virtual special meeting, relating to the same shares of Glu Common Stock and bearing a later date; or by submitting another proxy by telephone or via the Internet after the date of your prior proxy and by the date and time indicated on the applicable proxy card(s).

If you have instructed your brokerage firm, bank, trust or other nominee to vote your shares, you may revoke your proxy only by following the directions received from your brokerage firm, bank, trust or other nominee to change those instructions.
Your attendance at the virtual special meeting does not alone automatically revoke your proxy. If you have instructed your brokerage firm, bank, trust or other nominee how to vote your shares, the above-described options for revoking your proxy do not apply. Instead, you must follow the directions provided by your brokerage firm, bank, trust or other nominee to change your voting instructions.
Our Board’s Recommendations
Our Board has unanimously approved the Merger Agreement and the Merger and determined that the Merger Agreement and the Merger are fair to and in the best interests of our stockholders. Our Board unanimously recommends that our stockholders (1) vote “FOR” the proposal to adopt the Merger Agreement; (2) vote “FOR” the compensation proposal; and (3) vote “FOR” the adjournment proposal. See the section captioned “Proposal 1: Adoption of the Merger Agreement — Recommendation of our Board and Reasons for the Merger.” Our stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement and the Transactions, including the Merger. In addition, our stockholders should carefully read the Merger Agreement, which is attached as Annex A to this proxy statement.
Effect of Abstentions and Broker Non-Votes
The Merger Agreement must be adopted by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter. If you abstain from voting, fail to cast your vote, either at the virtual special meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement.
The compensation proposal and the adjournment proposal must be approved the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter that are present or represented by proxy at the virtual special meeting and are voted “FOR” or “AGAINST” the proposal. If you abstain from voting, fail to cast your vote, either at the virtual special meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the vote for the compensation proposal or the adjournment proposal (provided that a quorum is present). It is very important that all of our stockholders vote their shares, so please promptly complete and return the enclosed proxy card.
Solicitation of Proxies
This proxy solicitation is being made by Glu on behalf of our Board and will be paid for by us. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. We have also retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of up to $20,000, plus the reimbursement of out-of-pocket expenses incurred by it on our behalf. We may reimburse banks, brokers and other nominees representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. You should not send your stock certificates, if any, with your proxy card. A letter of transmittal with instructions for the surrender of your stock certificates, if any, and book-entry entitlements will be mailed to our stockholders as soon as practicable after completion of the Merger.
Stockholder List
A list of our stockholders entitled to vote at the virtual special meeting will be available for examination by any of our stockholders at the virtual special meeting. For ten days prior to the virtual special meeting, this stockholder list will be available for inspection by any stockholder for any purpose germane to the virtual special meeting during ordinary business hours at our principal executive offices located at Glu Mobile Inc., 875 Howard Street, Suite 100, San Francisco, California 94103. A list of stockholders entitled to vote at the virtual special meeting will also be available for examination on the Internet through the virtual web conference during the virtual special meeting.
Participating in the Virtual Special Meeting
To participate in the virtual special meeting, visit www.virtualshareholdermeeting.com/GLUU2021SM and enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
If you wish to submit a question during the virtual special meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/GLUU2021SM, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast.
If we experience technical difficulties during the virtual special meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/GLUU2021SM. If you encounter technical difficulties accessing our meeting or asking questions during the virtual special meeting, a support line will be available on the login page of the virtual meeting website.
Anticipated Date of Completion of the Merger
We are working toward completing the Merger as quickly as possible and expect the Merger to be completed in the quarter ending June 30, 2021. However, the Merger continues to be subject to various closing conditions, including our stockholder approval and the receipt of the Glu Regulatory Approvals. Therefore, we cannot assure you that all conditions to the Merger will be satisfied or, if satisfied, the date by which they will be satisfied.

Householding of Virtual Special Meeting Materials
The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing an address by delivering a single proxy statement to those stockholders, unless contrary instructions have been received. This procedure reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies. Certain brokerage firms may have instituted householding for beneficial owners of Glu Common Stock held through brokerage firms. If your family has multiple accounts holding Glu Common Stock, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your broker, trustee or other nominee or our Investor Relations department at the address below. A separate copy of these proxy materials will be promptly delivered upon request by contacting our Investor Relations department by (1) mail at Glu Mobile Inc., Attention: Investor Relations, Glu Mobile Inc., 875 Howard Street, Suite 100, San Francisco, California 94103 or (2) e-mail at IR@glu.com.
Other Matters
At this time, we know of no other matters to be voted on at the virtual special meeting. If any other matters properly come before the virtual special meeting, your shares of Glu Common Stock will be voted in accordance with the discretion of the appointed proxy holders.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
The following discussion describes material aspects of the Merger. While we believe that the following description covers the material terms of the Merger, the description may not contain all of the information that may be important to you. The discussion of the Merger in this proxy statement is qualified in its entirety by reference to the Merger Agreement, which is attached as Annex A to this proxy statement and incorporated by reference into this proxy statement. We encourage you to read carefully this entire proxy statement, including the Merger Agreement, for a more complete understanding of the Merger.
General
If the proposal to adopt the Merger Agreement receives the requisite Glu stockholder approval and, upon the terms and subject to the conditions of the Merger Agreement, the Merger is completed, Merger Sub will merge with and into Glu, and Glu will continue as the Surviving Corporation and as a wholly owned subsidiary of Electronic Arts.
As a result of the Merger, Glu will become a wholly owned subsidiary of Electronic Arts, and Glu Common Stock will no longer be publicly traded and will be delisted from Nasdaq. In addition, Glu Common Stock will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.
The Effective Time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as Glu and Electronic Arts may agree and specify in such certificate of merger).
As a result of the Merger, each outstanding share of Glu Common Stock (other than the Excluded Shares) will be converted into the right to receive the Per Share Merger Consideration. In addition, the treatment of our outstanding equity awards is described in the section captioned “The Merger Agreement — Treatment of Glu Equity Awards.”
After the Merger is completed, you will have the right to receive the Per Share Merger Consideration, but you will no longer have any rights as a stockholder (except that stockholders who properly exercise their appraisal rights may have the right to receive a payment for the “fair value” of their shares as determined pursuant to an appraisal proceeding before the Delaware Court of Chancery as contemplated by the DGCL, as described in the section captioned “— Appraisal Rights”).
Background of the Merger
As part of Glu’s strategic planning process, the Board regularly reviews and discusses with senior management our performance, business strategy, prospects for growth and competitive position in the industry in which it operates. In addition, since completing an initial public offering of Glu’s shares on Nasdaq at a public offering price of $11.50 per share on March 21, 2007, the Board and senior management has regularly reviewed and evaluated various strategic alternatives, including acquisitions, dispositions, major commercial partnerships and other strategic transactions, as part of our ongoing efforts to strengthen our overall business and enhance stockholder value.
On July 29, 2020, the Board held a meeting at which a representative of Fenwick & West LLP (“Fenwick & West”), Glu’s outside legal advisor, was also present. The Board discussed the advisability of potentially collaborating with other participants in the mobile gaming and entertainment space, including parties that might be contacted for such discussions. The Board discussed that this could potentially be a way to combine scale to address the business model challenges posed by the pending release of an Apple iOS update, which would eliminate the app-based Identifier for Advertisers (IDFA), and to mitigate the increased risks and uncertainties faced by Glu as a result of the planned launch of several new titles within the same timeframe. The Board also discussed strategies to acquire other mobile game companies to further this goal. The Board requested that Mr. Niccolo de Masi, the Chair of our Board, and Mr. Nicholas Earl, our Chief Executive Officer and a member of the Board, initiate a process to confidentially contact potential partners and explore their interest in a potential collaboration in light of the IDFA and scale issues. Further, the

Board noted that these discussions with other parties may include consideration of potential strategic combinations, which may also be in the best interest of stockholders.
In August 2020, Messrs. de Masi and Earl had discussions with representatives of a number of industry participants, including Electronic Arts and parties referred to as Companies A through E, regarding the potential impact of the pending IDFA changes and other developments in the industry and potential collaboration opportunities to address the challenges and opportunities facing participants.
On August 24, 2020, the Board held a meeting at which Eric Ludwig, our Chief Operating Officer and Chief Financial Officer, and a representative of Fenwick & West were present. At this meeting, Mr. Ludwig reviewed Glu’s operating results for the first half of 2020 and forecasted financial results for the second half of 2020, as well as financial and strategic goals for 2021. Mr. Earl discussed the mobile gaming landscape, factors that could result in continued industry consolidation, and the importance of increasing Glu’s scale, including through potential acquisitions or collaborations, in order to drive continued and increased profitability. The Board then discussed potential opportunities for Glu to acquire other gaming companies and potential strategic collaborations, and discussed the desirability of conducting a process to solicit interest in an acquisition of Glu. Messrs. Earl and de Masi reviewed the discussions that had been conducted with other industry participants, including Electronic Arts and Companies A through E.
On August 24, 2020, Mr. Earl contacted Andrew Wilson, Chief Executive Officer of Electronic Arts, and informed Mr. Wilson that the Board was considering a process to solicit interest in an acquisition of Glu, and on August 25, 2020, Blake Jorgensen, Chief Financial Officer of Electronic Arts, informed Mr. Earl that Electronic Arts was interested in exploring an acquisition of Glu. In these discussions, the parties did not discuss any potential terms or specific timeline.
On September 2, 2020, Mr. Earl contacted Mr. Jorgensen to indicate that the Board was interested in conducting discussions with Electronic Arts.
On September 3, 2020, Mr. Earl spoke with a representative of Company E, and the representative of Company E noted that Company E could be interested in an acquisition of Glu but needed to discuss the potential transaction further with its board and wanted to postpone further discussions until after Company E’s quarter-end.
On September 4, 2020, a representative of Company A submitted an unsolicited, written non-binding indication of interest to acquire Glu for $9.25 per share in cash, representing a 12% premium to Glu’s 30-day volume weighted average stock price and a 19% premium to Glu’s closing stock price on September 3, 2020 (the most recent trading day).
On September 4, 2020, the Board held a meeting at which members of our senior management and a representative of Fenwick & West were present. Messrs. Earl and de Masi updated the Board regarding the discussions with industry participants, companies that Glu might consider acquiring, the non-binding indication of interest received that morning from Company A, and discussions with Electronic Arts, including Electronic Arts’ potential interest in exploring a business combination. During the meeting, a representative of Fenwick & West discussed the fiduciary duties of the Board in considering the proposal from Company A, the potential interest from Electronic Arts, as well as other potential strategic alternatives. The Board determined that it might be advisable to retain financial advisors and engage in a comprehensive review of strategic alternatives, including operating under our existing stand-alone plan, potential acquisitions by Glu, a potential sale of Glu, licensing strategy, publishing strategy and other potential strategic alternatives, and directed management to contact Goldman Sachs, Morgan Stanley, UBS and certain other investment banking firms for that purpose, based on their familiarity with Glu and the mobile game industry and their experience with transactions in our industry.
In early September 2020, Messrs. Earl and de Masi contacted representatives of several investment banking firms, including Goldman Sachs, Morgan Stanley and UBS, to invite them to present to the Board their qualifications and perspectives on Glu, its industry and market and a comprehensive review of strategic alternatives.
On September 10, 2020 and September 15, 2020, Mr. Earl and Mr. Jorgensen again spoke regarding Electronic Arts’ possible interest in an acquisition of Glu. While Mr. Jorgensen reiterated Electronic Arts’ interest in a potential transaction during these calls, the parties did not discuss any potential terms or timeline.

On September 14, 2020, the Board held a meeting at which members of our senior management and a representative of Fenwick & West were present. Representatives of Goldman Sachs, Morgan Stanley and UBS, as well as certain other investment banking firms, each successively joined the meeting and discussed their perspectives on the industry, market and Glu and the comprehensive review of strategic alternatives. After their respective presentations, each of the financial advisors left the meeting and the Board further discussed the comprehensive review of strategic alternatives and the retention of financial advisors.
On September 12, 2020 and September 18, 2020, Glu entered into confidentiality agreements with Company E and Company A, respectively. Each of these confidentiality agreements, and each confidentiality agreement that we entered into with other participants in our strategic process described below, including Electronic Arts, included a customary standstill provision that would expire upon the occurrence of specified events, including Glu’s entry into an agreement providing for an acquisition of Glu.
On September 15, 2020, Mr. de Masi introduced members of our senior management to representatives of Company B.
On September 18, 2020, Mr. Earl informed Company A that Glu was in the process of engaging financial advisors, that Glu would be in a better position to evaluate and respond to Company A’s indication of interest after Glu had retained financial advisors and that he would be in contact with Company A afterwards.
On October 2, 2020, the Board held a meeting at which members of our senior management, representatives of Fenwick & West and representatives of Goldman Sachs were present. At this meeting, the representatives of Goldman Sachs further presented to the Board on their perspectives on the industry, market and Glu and the comprehensive review of strategic alternatives, as well as their qualifications as a financial advisor in connection therewith. After the departure of the representatives of Goldman Sachs, the Board discussed the advisability of commencing a formal comprehensive review of strategic alternatives and determined that Glu should engage in such a review, including potential acquisitions by Glu, potential revisions to Glu’s stand-alone strategy, in each case with the goal of maximizing stockholder value and the potential engagement of financial advisors for those purposes. During this meeting, the Board authorized the engagement of Goldman Sachs, Morgan Stanley and UBS to act as our financial advisors in connection with the comprehensive review of strategic alternatives, based on their experience in advising on transactions involving companies similar to Glu and their familiarity with Glu and its business and industry, subject to agreement on the fees to be paid to these firms and other engagement terms, for which the Board provided guidance to management, Mr. de Masi and Fenwick & West.
On October 7, 2020, Mr. de Masi, through an introduction from Ann Mather, a Board member at the time, contacted an entertainment company, which we refer to as Company F, and later that day, Mr. de Masi introduced members of our senior management to representatives of Company F.
On October 12, 2020 and October 19, 2020, respectively, Glu entered into confidentiality agreements with Company B and Company F.
On October 22, 2020, the Board held a meeting at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. At this meeting, the Board discussed the status of the communications with each of the parties that Messrs. Earl and de Masi had previously contacted regarding such party’s potential interest in collaboration opportunities with Glu and directed our senior management and financial advisors to follow up with Companies A through F and Electronic Arts to inform them that Glu would be conducting a strategic review process and soliciting proposals to acquire Glu on terms that would be attractive to our stockholders, and to arrange meetings with our senior management with those parties that expressed interest. Companies A through F were selected based on the potential strategic value to those parties of a transaction with Glu and the financial feasibility of such a transaction for each of them. In addition, the Board discussed a potential acquisition by Glu. At the end of the meeting, the Board approved the execution by us of engagement letters with each of the three financial advisors.
On October 23, 2020, Glu entered into an engagement letter with Morgan Stanley, engaging Morgan Stanley as a financial advisor in connection with a potential sale of Glu. On the same day, Mr. Earl contacted a representative of Company A to inform him that Glu had retained financial advisors who would reach out to Company A to discuss next steps.
On October 24, 2020, Mr. Earl spoke with a representative of Company A to introduce Company A to Goldman Sachs and Morgan Stanley so the parties could discuss next steps.
On October 26, 2020, Mr. Earl had a telephone conversation with Mr. Jorgensen, and informed Mr. Jorgensen that we would be interested in exploring a potential acquisition of Glu by Electronic Arts on terms that would be attractive to our stockholders. Also on October 26, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley contacted Mr. Jorgensen to discuss Electronic Arts’ participation in our strategic process and to schedule due diligence meetings with members of our senior management. On the same day, Mr. Earl spoke with a representative of Company E, and the representative of Company E reiterated that Company E could be interested in a potential acquisition of Glu and indicated that he would be in touch with Mr. Earl when Company E was in a position to evaluate such a transaction.
Also on October 26, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley contacted a representative of Company A to inform him that Glu was commencing a review of strategic alternatives and would be soliciting proposals to acquire Glu on terms that would be attractive to our stockholders and to schedule due diligence meetings with members of our senior management with representatives of Company A. The representative of Company A verbally indicated that Company A might be able to increase the proposed per share price from the $9.25 per share that it had previously proposed, after it had an opportunity to conduct additional due diligence.
On October 27, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley contacted a representative of Company D to inform Company D that Glu was commencing a review of strategic alternatives and would be soliciting proposals to acquire Glu on terms that would be attractive to our stockholders, and to determine whether Company D would be interested in participating in that process. Also on October 27, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley spoke with Mr. Jorgensen at Electronic Arts to provide a formal overview of the strategic review process and to schedule a management presentation meeting.
On October 28, 2020, a representative of Company C indicated to a representative of Morgan Stanley that Company C would not make a proposal to acquire Glu. Also on October 28, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley spoke with a representative of Company B to provide a formal overview of the strategic review process, and to inform Company B that Glu would be soliciting proposals to acquire Glu on terms that would be attractive to our stockholders and to schedule a management presentation meeting.
On October 29, 2020, the Board held its regularly scheduled quarterly meeting, at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. Mr. Ludwig reviewed Glu’s fourth quarter 2020 forecast and a financial plan through 2023 prepared based on information and perspectives from Glu’s game development studios, which did not have adjustments to reflect increased marketing spend for new title launches and reflected planned contributions from new titles that were not risk-adjusted (the “Three Year Studio Plan”). In addition, Mr. Ludwig reviewed a financial plan through 2023 that had been prepared by our management and reflected increased marketing spend for new title launches and reflected less optimistic assumptions regarding contributions from new titles and from key existing core titles, which we refer to as “Growth Games” (the “Three Year Board Plan”). The Three Year Studio Plan and Three Year Board Plan had been circulated to the Board a week prior to the meeting. The Board discussed the Three Year Studio Plan and Three Year Board Plan and the risks and opportunities faced by Glu as an independent company, and discussed with management and representatives of Goldman Sachs and Morgan Stanley the extension of the Three Year Studio Plan and the Three Year Board Plan through 2025. Goldman Sachs and Morgan Stanley also provided perspectives on our stand-alone strategy and on potential acquisitions by Glu. The Board then discussed the risks and uncertainties related to Glu’s business and execution of the plans. Representatives of Goldman Sachs and Morgan Stanley then updated the Board on the status of discussions with interested parties, and the Board directed our management and financial advisors to continue to engage with these parties to further their due diligence, including presentations by our senior management.

Also on October 29, 2020, Glu entered into a confidentiality agreement with Electronic Arts.
Between November 2, 2020 and November 11, 2020, Messrs. Earl and Ludwig, along with representatives of Goldman Sachs and Morgan Stanley, held a series of separate meetings with representatives of Electronic Arts and Company A, Company B, Company D and Company F, respectively, at which Messrs. Earl and Ludwig provided an overview of Glu’s business and information regarding Glu’s operations, technology, games, employees, financial position and market opportunity, as well as forecasted financial information from the Three Year Studio Plan, and discussed the strategic rationale behind a potential acquisition of Glu. Following these meetings, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley spoke with Jeff Chaiken, the Head of Strategy and Corporate Development of Electronic Arts, and with representatives of Companies A, B, D and F regarding their respective due diligence priorities and process.
On November 5, 2020, Glu reported its results of operations for the quarter ended September 30, 2020, and Glu’s stock price increased 27% from its closing price of $6.91 on November 5, 2020 to a closing price of $8.79 on November 6, 2020. Also on November 5, 2020, Glu entered into a confidentiality agreement with Company D.
On November 6, 2020, Glu entered into engagement letters with Goldman Sachs and UBS, engaging each of Goldman Sachs and UBS as financial advisors in connection with a potential sale of Glu.
On November 7, 2020, a representative of Company A reiterated its interest in proceeding with due diligence and indicated that Company A might be able to increase the proposed per share price from the $9.25 per share in cash that it had previously proposed after it had an opportunity to assess Glu’s game development pipeline.
On November 8, 2020, a representative of Goldman Sachs delivered to Glu a letter disclosing certain relationships of Goldman Sachs with Electronic Arts and Tencent Holdings Limited (“Tencent”), Glu’s largest stockholder, and with other relevant parties.
On November 12 and 13, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley provided Electronic Arts and Companies A, B, and D with letters describing the process for submitting indications of interest for an acquisition of Glu and requesting such indications by November 23, 2020.
On November 16, 2020 a representative of Company F indicated to representatives of Goldman Sachs and Morgan Stanley that Company F would not make a proposal to acquire Glu. Also on November 16, 2020, a representative of another gaming company, which we refer to as Company G, contacted Mr. Earl to express interest in exploring a potential business combination with or acquisition of Glu.
On November 18, 2020, at the direction of the Board, representatives of Goldman Sachs and Morgan Stanley provided Company A with additional information regarding Glu’s game development pipeline and plans to monetize Glu’s planned new game titles.
On November 19, 2020, Mr. Earl introduced a representative of Company G to representatives of Goldman Sachs and Morgan Stanley and informed Company G that Glu was engaged in a strategic review process and was soliciting proposals.
On the same day, Glu entered into a confidentiality agreement with Company G.
On November 20, 2020, a representative of Company A spoke with a representative of Morgan Stanley and confirmed that they were still evaluating their proposal to acquire Glu. Also on November 20, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley spoke with representatives of Company G regarding a potential acquisition of Glu and our strategic review process, and spoke with representatives of Company D, who indicated that Company D was still evaluating whether to make a proposal.
On November 23, 2020, Glu received a non-binding indication of interest from Electronic Arts for an acquisition of all of the outstanding common stock and common stock equivalents of Glu for a price per share of $11.50 in cash (the “November 23 Proposal”), representing a 40% premium to Glu’s 30-day volume weighted average stock price, and a 19% premium to Glu’s closing stock price on November 20, 2020 (the most recent trading day). The November 23 Proposal indicated that the proposed transaction would not be subject to any financing contingency and that Electronic Arts would want to retain Glu’s management and employees. In addition, Electronic Arts requested that Glu agree to negotiate with Electronic Arts on an exclusive basis for a period of 30 days following the date of execution, which period would be automatically extended for successive 14-day periods unless terminated by either party. A copy of the November 23 Proposal was provided to the Board.
Also on November 23, 2020, a representative of Company D informed representatives of Goldman Sachs and Morgan Stanley that Company D would not be making a proposal to acquire Glu, a representative of Company B informed representatives of Goldman Sachs and Morgan Stanley that Company B would not be making a proposal to acquire Glu at this time but would continue to evaluate the opportunity, and a representative of Company A indicated to representatives of Goldman Sachs and Morgan Stanley that there was potential for Company A to improve their $9.25 per share in cash proposal to acquire Glu subject to their ability to review our development of planned new games. Subsequently, we provided additional due diligence information to Company A regarding planned new games, including access to in-development versions of certain games.
On November 24, 2020, members of our senior management, along with representatives of Goldman Sachs and Morgan Stanley, met with members of the management of Company G, at which members of our senior management provided an overview of Glu’s business and information regarding Glu’s operations, technology, games, employees, financial position and market opportunity, and discussed the strategic rationale behind a potential acquisition of Glu.
On November 25, 2020, the Board held a meeting at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. At this meeting, representatives of Goldman Sachs and Morgan Stanley reviewed the discussions that had occurred with the parties that had been contacted and the November 23 Proposal that had been received from Electronic Arts. The Board then discussed the risks and uncertainties of our business and requested that management develop an additional sensitivity analysis that gives further weight to the risks and uncertainties of Glu’s business and the plans, reflecting input that had been provided by the Board during its prior discussion of the Three Year Studio Plan and Three Year Board Plan. The representative of Fenwick & West then reviewed the fiduciary duties of the Board in conducting its comprehensive review of strategic alternatives and in responding to Electronic Arts. Following this discussion, the Board further discussed the November 23 Proposal and the potential response to be made to Electronic Arts, and the process to be conducted with other participants in the strategic review process. The Board then directed the representatives of Goldman Sachs and Morgan Stanley to indicate to Electronic Arts that the price per share proposed in the November 23 Proposal was not adequate and that Glu would not be able to enter into exclusivity based on the November 23 Proposal, but that Glu would provide Electronic Arts with access to additional members of our senior management, and provide access to an online data room, for purposes of Electronic Arts’ due diligence review, to enable Electronic Arts to provide a revised view of the value of Glu. In addition, the Board directed the members of our senior management and financial advisors to continue providing due diligence information to the other remaining participants in the strategic review process and to contact them to determine their continued interest in proceeding in that process and request their proposals for a transaction.
Also on November 25, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley informed a representative of Electronic Arts that the price per share proposed in the November 23 Proposal was not adequate, that Electronic Arts would need to increase its price to be competitive and that Glu would not be able to enter into exclusivity based on the November 23 Proposal, but that Glu would provide Electronic Arts with access to additional members of our senior management and access to an online data room for purposes of Electronic Arts’ due diligence review, and requested that Electronic Arts provide a revised proposal following that additional due diligence.
On November 30, 2020, a representative at Company E called Mr. Earl and asked to meet with him and Mr. Ludwig for a presentation regarding Glu’s business.
On December 1, 2020, representatives of Goldman Sachs and Morgan Stanley spoke with a representative of Company E, and the representative of Company E indicated that Company E could evaluate the potential acquisition quickly following Messrs. Earl and Ludwig’s management presentation.

On December 2, 2020, representatives of Glu provided Electronic Arts with access to an online data room. Representatives of Electronic Arts and its advisors continued their due diligence review of Glu, including a review of materials in the online data room, through February 8, 2021.
Also on December 2, 2020, Messrs. Earl and Ludwig, along with representatives of Goldman Sachs and Morgan Stanley, met with members of the management of Company E and provided an overview of Glu’s business information regarding its operations, games, technology, products, employees, financial position and market opportunity, and discussed the strategic rationale behind a potential acquisition of Glu. In addition, on December 2, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley spoke with a representative of Company G who reaffirmed the interest of Company G in continuing discussions and due diligence activities.
Also on December 2, 2020, a representative of Company B informed representatives of Goldman Sachs and Morgan Stanley that Company B would not be making a proposal to acquire Glu, and on December 4, 2020, a representative of Company E informed representatives of Goldman Sachs and Morgan Stanley that Company E would not be making a proposal to acquire Glu.
On December 7, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley provided Company G with a letter describing the process for submitting proposals for an acquisition of Glu, and requesting a proposal by December 10, 2020.
Also on December 7, 2020, the Board held a meeting at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. At this meeting, Mr. Ludwig reviewed with the Board versions of the Three Year Board Plan that extended the forecasts through 2025 but was otherwise consistent with the Three Year Board Plan (the “Board Plan”) and of the Three Year Studio Plan that extended the forecasts through 2025 but was otherwise consistent with the Three Year Studio Plan (the “Studio Plan”). Additional information regarding the Studio Plan and Board Plan is set forth under the caption “— Financial Projections.” In addition, Mr. Ludwig reviewed with the Board a financial forecast through 2025 that took into greater consideration the risks and uncertainties facing Glu as an independent company, including the risks of timely developing and launching new titles, and achieving market acceptance and profitability for new games, continuing to enhance and monetize existing games, as well as other execution risks, industry risks (including the expected IDFA changes) and macroeconomic risks including the potential impact of post COVID-19 pandemic impacting consumers appetite for mobile games (the “Sensitivity Case”). The Board members and Mr. Ludwig discussed the Studio Plan, the Board Plan and the Sensitivity Case, and following this discussion, the Board directed Mr. Ludwig to revise the Sensitivity Case to reflect lower assumptions regarding our growth in 2021, for the Board’s further review, to assist the Board’s decisions in the course of the strategic process and to be used by Glu’s financial advisors in their financial analysis of any proposed transaction. Representatives of Goldman Sachs and Morgan Stanley then reviewed the status of discussions with parties that had expressed interest in a potential transaction and a representative of Fenwick & West discussed with the Board its fiduciary duties in connection with its comprehensive review of strategic alternatives.
From December 10, 2020 through December 18, 2020, members of Glu management and representatives of Electronic Arts held diligence sessions covering topics that included finance, accounting, legal, human resources, technology, labor and key game studios.
On December 11, 2020, a representative of Company G spoke with representatives of Goldman Sachs and Morgan Stanley and verbally proposed an acquisition of Glu at a 20 to 25% premium to the current stock price (implying a price per share of $11.00 to $11.50 based on Glu’s closing stock price of $9.06 per share on December 10, 2020), in which the consideration would consist 50% of cash and 50% of Company G stock.
Later on December 11, 2020, the Board held a meeting at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. At this meeting, Mr. Ludwig reviewed a revised Sensitivity Case, which reflected the Board’s input at its prior meeting. Additional information regarding the Sensitivity Case is set forth under the caption “— Financial Projections.” Representatives of Goldman Sachs and Morgan Stanley then described the verbal proposal received earlier that day from Company G, and the Board discussed this proposal. The Board and representatives of Goldman

Sachs, Morgan Stanley and Fenwick & West then discussed the process for due diligence and further discussions with Company A, Company G and Electronic Arts. Representatives of Fenwick & West reviewed with the Board the Board’s fiduciary duties in connection with its comprehensive strategic review process, and discussed certain material terms of a draft Merger Agreement that could be provided to Electronic Arts (and, if and when appropriate, to Company A and Company G) with the goal of permitting the Board to further consider the proposal from Electronic Arts (and potential other parties), including a structure for the transaction as a tender offer, the ability of the Board to engage in discussions with respect to unsolicited proposals and to terminate the Merger Agreement to enter into an agreement for a superior proposal upon payment of a termination fee representing 2% of the equity value of Glu in the Merger, and the treatment of outstanding equity awards. The Board discussed these terms and then directed the representatives of Goldman Sachs and Morgan Stanley to provide this draft Merger Agreement to Electronic Arts and to Company A and Company G.
Also on December 11, 2020, Electronic Arts was provided with the draft Merger Agreement, and on December 12, 2020, a representative of Simpson Thacher & Bartlett LLP (“Simpson Thacher”), Electronic Arts’ outside counsel, and a representative of Fenwick & West discussed the tender offer structure that was reflected in the draft Merger Agreement.
On December 15, 2020, the Board held a meeting at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. Representatives of Goldman Sachs and Morgan Stanley reviewed the proposals from Company A, Company G and Electronic Arts and the status of each party’s due diligence review. Representatives of Goldman Sachs and Morgan Stanley then presented preliminary financial analyses of Glu. The Board also provided further guidance to management and the financial and legal advisors on the strategic review process, and directed our financial advisors to continue to reach out to Company A and Company G to further their due diligence review and their evaluation of a potential acquisition of Glu.
Later on December 15, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley spoke with a representative of Company G and indicated that, based on their initial proposal, Glu would continue to engage with Company G in due diligence, and the representative of Company G indicated that Company G wished to continue to evaluate a potential acquisition of Glu. On December 16, 2020, Company G was provided with access to our online data room and the draft Merger Agreement.
On December 17, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley provided the draft Merger Agreement to Company A, and noted that there was a Board meeting on December 23, 2020 if Company A had any update to provide, and a representative of Company A responded that it would inform Goldman Sachs if Company A had any update before that date.
On December 21, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley contacted a representative of Company G to discuss whether Company G required additional due diligence meetings at that time.
Also on December 21, 2020, Electronic Arts provided a revised non-binding indication of interest for an acquisition of all of the outstanding common stock and common stock equivalents of Glu that increased its proposed price to $12.00 per share in cash (the “December 21 Proposal”), representing a 32% premium to Glu’s 30-day volume weighted average stock price, and a 25% premium to Glu’s closing stock price on December 18, 2020 (the most recent trading day). The December 21 Proposal again included a request for a 30-day exclusivity period, with such period to be automatically extended for successive 14 day periods unless terminated by either party. The December 21 Proposal was accompanied by a revised draft of the Merger Agreement that provided for, among other things, a transaction structured as a single-step merger, the conversion of unvested stock options and other equity awards into equivalent Electronic Arts equity awards, revisions to the representations and warranties to be made by Glu and covenants regarding the operation of Glu’s business between the execution of the Merger Agreement and the closing of the Merger, revisions to the circumstances under which Glu would be required to pay Electronic Arts a termination fee and an increase in the amount of the termination fee to 3.75% of the equity value of Glu in the Merger. In addition, the revised draft of the Merger Agreement provided that Electronic Arts would receive a voting agreement from an affiliate of Tencent that held approximately 12% of the outstanding Glu Common Stock. A copy of the December 21 Proposal was provided to the Board.

On December 22, 2020, the Board held a meeting at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. Representatives of Goldman Sachs and Morgan Stanley reviewed the December 21 Proposal, and discussed the strategic review process that had been conducted to date, noting that each of Company B, Company C, Company D, Company E and Company F had expressly declined to make a proposal to acquire Glu and describing the status of discussions with Company A and Company G. The representatives of Goldman Sachs and Morgan Stanley also noted that none of the parties contacted with respect to a potential acquisition of Glu had made a proposal for a transaction other than Electronic Arts, Company A and Company G. The Board and representatives of Goldman Sachs and Morgan Stanley then discussed the approach to be taken in responding to Electronic Arts. The Board determined that the best means of achieving the highest purchase price would be to make a specific counter-proposal to Electronic Arts, and it discussed the counter-proposal to be made.
Also on December 22, 2020, a representative of Electronic Arts requested due diligence meetings with additional members of our senior management, including meetings with Glu personnel having responsibility for Glu’s games and technology, corporate functions, finance and human resources. On the same day, a representative of Company A indicated to representatives of Goldman Sachs and Morgan Stanley that Company A had not changed its initial $9.25 per share in cash proposal and would not submit a revised proposal.
On December 23, 2020, the Board met again, with members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West present. During the meeting, representatives of Goldman Sachs and Morgan Stanley again discussed the December 21 Proposal, the status of Electronic Arts’ due diligence and the discussions to date with Company A and Company G, including Company A’s indication that it had not changed its initial proposal and would not submit a revised proposal. The representatives of Goldman Sachs and Morgan Stanley then reviewed preliminary financial analyses of Glu. The Board and representatives of Goldman Sachs and Morgan Stanley then discussed the response to the December 21 Proposal, and, following this discussion, the Board directed the representatives of Goldman Sachs and Morgan Stanley to inform Electronic Arts that the $12.00 price per share in cash proposed in the December 21, 2020 Proposal was not adequate, to counter-propose a price per share of $13.25 in cash, and to indicate to Electronic Arts that Glu would not be willing to provide access to additional members of the Glu management team for due diligence discussions unless Electronic Arts increased its per share price. The Board, management and financial and legal advisors also discussed Glu’s stand-alone operating strategy and consideration of a potential acquisition by Glu, and related risks. Representatives of Fenwick & West then reviewed the principal issues raised in the revised draft of the Merger Agreement provided by Electronic Arts, and the Board provided guidance on the response to be taken with respect to those issues.
Later on December 23, 2020, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley spoke with Mr. Chaiken and other representatives of Electronic Arts and of J.P. Morgan Securities LLC (“J.P. Morgan”), Electronic Arts’ financial advisor, and counter-proposed a price per share of $13.25 in cash, and indicated that Glu would not be willing to provide access to additional members of the Glu management team for due diligence discussions unless Electronic Arts increased its per share price.
On December 27, 2020, we delivered a revised draft of the Merger Agreement to Electronic Arts. This revised draft, among other things, (i) accepted Electronic Arts’ proposed structure as a single-step merger, (ii) revised the representations and warranties made by Glu, (iii) revised the covenants regarding the operation of Glu’s business between the execution of the Merger Agreement and the closing of the Merger and (iv) revised the circumstances under which Glu would be required to pay Electronic Arts a termination fee. The draft also proposed a reduction to the amount of the termination fee to 2.75% of the equity value of Glu in the Merger, as opposed to Electronic Arts’ proposal of 3.75% of the equity value of Glu in the Merger.
On December 28, 2020, Mr. Chaiken contacted representatives of Goldman Sachs and Morgan Stanley to reiterate Electronic Arts’ request for due diligence meetings with additional members of Glu management, particularly the creative leaders for Glu’s key games.
On December 29, 2020, Mr. Earl spoke with Mr. Jorgensen and reiterated Glu’s counter-proposal for a price of $13.25 per share in cash and stated that Glu did not want to involve additional members of its management team in the due diligence process until it had confidence that there was a clear path to an agreement on price. Mr. Jorgensen responded that the additional diligence meetings were necessary in order for Electronic Arts to further its valuation analysis but that Electronic Arts was not prepared to pay $13.25 per share. He noted that Electronic Arts believed that it had already significantly stretched on value from the November 23 Proposal to the December 21 Proposal. Mr. Jorgensen spoke again with Mr. Earl later that date and reiterated Electronic Arts’ strong interest in a transaction at the $12.00 price per share previously proposed by Electronic Arts and the importance to Electronic Arts of the requested due diligence meetings. Mr. Jorgensen reiterated that at $12.00 per share, Electronic Arts had already stretched significantly on price since the November 23 Proposal and would not be able to stretch any further without additional due diligence.
Also on December 29, 2020, a representative of Simpson Thacher and a representative of Fenwick & West discussed the positions taken by Glu on certain issues in the revised draft of the Merger Agreement.
After discussing the matter with the Board, Mr. Earl spoke with Mr. Jorgensen and informed him that if Electronic Arts were to increase its indication of interest to $12.50 in cash in writing and provide for the possibility of a further price increase following completion of due diligence, then Glu could provide access to four additional members of the Glu management team for Electronic Arts’ due diligence. Mr. Earl then summarized to the Board his discussion with Mr. Jorgensen.
Also on December 30, 2020, Simpson Thacher provided Fenwick & West with a revised draft of the Merger Agreement, which proposed a number of changes to the draft circulated by Fenwick & West, including proposed revisions to (i) the representations and warranties made by Glu, (ii) the covenants regarding the operation of Glu’s business between the execution of the Merger Agreement and the closing of the Merger, (iii) covenants on the part of Electronic Arts with respect to continuation of employee compensation and benefits after the Merger, and (iv) the circumstances under which Glu would be required to pay Electronic Arts a termination fee. In addition, this revised draft increased the amount of the termination fee to 3.5% of the equity value of Glu in the Merger.
On January 1, 2021, Mr. Chaiken contacted representatives of Goldman Sachs and Morgan Stanley further emphasizing the importance of scheduling due diligence meetings with key creative leaders as soon as possible and reiterating that pending those discussions, Electronic Arts may be willing to increase its offered purchase price above the current $12.00 per share in cash purchase price.
On January 3, 2021, Mr. Earl spoke with Mr. Jorgensen and reiterated the request to receive confirmation regarding an increase in price in writing, and Mr. Jorgensen agreed that Electronic Arts would send such a written confirmation no later than January 4, 2021. Mr. Earl and Mr. Jorgensen also discussed the process for further due diligence meetings.
On January 4, 2021, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley contacted a representative of Company G and indicated that Glu’s strategic process was proceeding and asked whether Company G required additional due diligence information at that time.
Also on January 4, 2021, a representative of Electronic Arts delivered a revised non-binding indication of interest for an acquisition of Glu that proposed a per share price of up to $12.50 per share in cash (the “January 4 Proposal”), representing a 31% premium to Glu’s 30-day volume weighted average stock price, and a 39% premium to Glu’s closing stock price on December 31, 2020 (the most recent trading day). The January 4 Proposal again included a request for a 30-day exclusivity period, such period to be automatically extended for successive 14-day periods unless terminated by either party.
On January 5, 2021, the Board held a meeting at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. Mr. Earl and representatives of Goldman Sachs and Morgan Stanley reviewed the discussions with Electronic Arts and the Board discussed the response to the January 4 Proposal. A representative of Fenwick & West then reviewed the fiduciary duties of the Board and its officers. The Board then directed the representatives of Goldman Sachs and Morgan Stanley to inform Electronic Arts that the Board did not support proceeding if the price per share could be less than $12.50, and was looking for a higher price, but would authorize additional due diligence meetings with certain additional members of the Glu management team if there appeared to be a path to a higher price.

On January 5, 2021, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley spoke with Mr. Chaiken and other representatives of Electronic Arts and of J.P. Morgan, and indicated that the Board did not support proceeding with the transaction if the price per share could be less than $12.50 and was looking for a higher price, but would authorize additional due diligence meetings with certain additional members of the Glu management team if there appeared to be a path to a higher price.
On January 7, 2021, in response to the discussions with the financial advisors on the same day, Mr. Chaiken indicated that Electronic Arts would not be able to offer more than $12.50 per share.
On January 11, 2021, the Board held a meeting at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. At this meeting, the Board, Mr. Earl and representatives of Goldman Sachs and Morgan Stanley discussed the recent communications with Electronic Arts and the strategy to be used in negotiating the price proposed by Electronic Arts. A representative of Fenwick & West also discussed fiduciary duty considerations. The Board provided guidance to management and the financial and legal advisors regarding the negotiation strategy with Electronic Arts, Glu’s stand-alone operating strategy and other potential strategic alternatives.
On January 14, 2021, Electronic Arts delivered a revised non-binding indication of interest, dated January 13, 2021, for an acquisition of Glu that proposed a price of $12.50 per share in cash (the “January 13 Proposal”) representing a 35% premium to Glu’s 30-day volume weighted average stock price, and a 37% premium to Glu’s closing stock price on January 13, 2021 (the most recent trading day). The January 13 Proposal included a request for due diligence meetings with a list of Glu personnel, and again included a request for a 30-day exclusivity period, such period to be automatically extended for successive 14-day periods unless terminated by either party.
Also on January 14, 2021, members of our senior management held an additional due diligence meeting with representatives of Company G. Following this meeting, Company G did not request additional due diligence information or provide any further updates regarding the status of their proposal.
Also on January 14, 2021, as directed by the Board, representatives of Goldman Sachs and Morgan Stanley spoke with Mr. Chaiken and other representatives of Electronic Arts and J.P. Morgan and discussed the process for additional due diligence meetings.
On January 15, 2021, the Board held a meeting at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. At this meeting, the Board, Mr. Earl and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West discussed the January 13 Proposal and the response to be made to Electronic Arts. The representatives of Goldman Sachs and Morgan Stanley also reviewed the discussions that had occurred with Company A and Company G, and the Board noted that the proposals made by both parties were lower than the price proposed in the January 13 Proposal, that Company A had indicated that it would not submit a revised proposal, that Company G had only sought limited due diligence, and that the Company G proposal provided for merger consideration consisting half of Company G common stock, which represented additional complexity and uncertainty, and potential delay to completion of a transaction. The Board authorized Glu to provide Electronic Arts with meetings with certain additional Glu employees, and with a review of the preliminary results of Glu for the quarter ended December 31, 2020, the Board Plan and the Sensitivity Case, and to request that Electronic Arts then reaffirm the $12.50 per share in cash purchase price indicated in the January 13 Proposal. The Board then approved the entry into exclusivity with Electronic Arts through February 8, 2021, and the scheduling of the remaining due diligence meetings requested by Electronic Arts, following (and conditioned upon), that reaffirmation.
Following that meeting, on January 15, 2021, Mr. Earl spoke with Mr. Jorgensen to discuss matters related to the due diligence meetings with the additional management personnel. On the same day, Fenwick delivered to Tencent a formal notice that Glu was contemplating a potential acquisition resulting in a change of control of Glu, in accordance with the terms of the Voting and Standstill Agreement between Glu and Tencent.
On January 17, 2021, representatives of Goldman Sachs and Morgan Stanley delivered to Electronic Arts a revised draft of the January 13 Proposal that provided for exclusivity until February 8, 2021 (or such later date as the parties may mutually agree), with no provision for automatic extension thereafter, and which would terminate if Electronic Arts proposed a reduction in the proposed price per share. On January 18, 2021, representatives of Goldman Sachs and Morgan Stanley communicated with Mr. Chaiken and representatives of J.P. Morgan about this revised draft, and a representative of Fenwick & West discussed the revised draft with a representative of Simpson Thacher. On January 19, 2021, Glu and Electronic Arts executed this revised indication of interest.
On January 20, 2021, Fenwick & West provided Simpson Thacher and Electronic Arts with a revised draft of the Merger Agreement, which proposed a number of changes to the draft previously circulated by Simpson Thacher, including proposed revisions to (i) the representations and warranties made by Glu, (ii) the covenants regarding the operation of Glu’s business between the execution of the Merger Agreement and the closing of the Merger, (iii) covenants on the part of Electronic Arts with respect to post-Merger compensation matters and (iv) the circumstances under which Glu would be required to pay Electronic Arts a termination fee. In addition, this revised draft reduced the amount of the termination fee to 3% of the equity value of Glu in the Merger.
On January 21, 2021, a representative of Morgan Stanley delivered to Glu a letter disclosing certain relationships of Morgan Stanley with Electronic Arts and with other relevant parties.
On January 22, 2021, representatives of Electronic Arts attended due diligence meetings with four creative leaders for Glu’s key games who had not previously met with representatives of Electronic Arts. Mr. Earl spoke with Mr. Jorgensen following these meetings to discuss Electronic Arts’ impressions of the meetings and the process for completing due diligence and Merger Agreement negotiations.
On January 23, 2021, Mr. Chaiken contacted representatives of Goldman Sachs and Morgan Stanley and affirmed Electronic Arts’ interest in the potential acquisition of Glu at the $12.50 price per share in cash set forth in the January 13 Proposal, and Mr. Chaiken requested due diligence meetings with additional Glu employees in the upcoming week.
Also on January 23, 2021, Fenwick & West provided Simpson Thacher with an initial draft of the disclosure schedules required by the Merger Agreement, other than schedules setting forth certain exceptions to the covenants regarding the operation of Glu’s business between the execution of the Merger Agreement and the closing of the Merger, which schedules were still under review by members of Glu’s senior management. From January 22, 2021 through February 8, 2021, representatives of Fenwick & West and Simpson Thacher negotiated the Merger Agreement and the disclosure schedules.
On January 25, 2021, Messrs. Earl and Mr. Ludwig met with representatives of Electronic Arts and J.P. Morgan to review Glu’s preliminary results of operations for the quarter ended December 31, 2020 and Glu’s expectations for 2021.
From January 26, 2021 through January 29, 2021, representatives of Electronic Arts attended due diligence meetings with additional Glu management personnel that had been requested by Electronic Arts related to Glu’s financials, corporate functions, technology, human resources and gaming studios. In addition, on January 28, 2021, Electronic Arts was provided with the Board Plan and Sensitivity Case through the online data room.
On January 26, 2021, the Board was provided with letters from each of Goldman Sachs and Morgan Stanley disclosing certain relationships between each of the financial advisors, on the one hand, and Electronic Arts and other relevant parties, on the other. The relationships disclosed in the letters from Goldman Sachs and Morgan Stanley are described in more detail under “— Opinions of Glu’s Financial Advisors.”
Also on January 26, 2021, Simpson Thacher provided an initial draft of the proposed Voting Agreement between Electronic Arts and an affiliate of Tencent, and the parties agreed on the final form of Voting Agreement on February 2, 2021.
On January 27, 2021, the Board held a regularly scheduled quarterly meeting, at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. At this meeting, representatives of Fenwick & West discussed the fiduciary duties of the Board in evaluating the proposed transaction and the terms of the Merger Agreement. The Board then reviewed the relationships of the financial advisors that were disclosed in the letters that had been provided to the Board on January 26. Representatives of Goldman Sachs and Morgan Stanley, and Messrs. Earl and Ludwig, then provided the Board an update on the recent communications with representatives of Electronic Arts and the expected process for completion of Electronic Arts’ due diligence. Representatives of Fenwick & West then reviewed the negotiations of the Merger Agreement, its material terms and the remaining open issues, and the representatives of Fenwick & West, and Mr. Earl, reviewed with the Board certain exceptions to the covenants in the Merger Agreement regarding the operation of Glu’s business between the execution of the Merger Agreement and the closing of the Merger that would be proposed to Electronic Arts relating to employee compensation and hiring (none of which related to compensation of executive officers). The Board also discussed Glu’s stand-alone operating strategy and other potential strategic alternatives. The Board then discussed the financial analyses to be performed by Goldman Sachs and Morgan Stanley and the financial forecasts to be utilized in their analyses. The representatives of Goldman Sachs and Morgan Stanley then left the meeting, and the Board, together with Messrs. Earl and Ludwig, continued to discuss this topic.
On January 28, 2021, Mr. Earl spoke with Mr. Jorgensen regarding the desire for certain exceptions to the covenants in the Merger Agreement regarding the operation of Glu’s business between the execution of the Merger Agreement and the closing of the Merger relating to employee compensation and hiring. Also on January 28, 2021, Fenwick & West provided Simpson Thacher with an initial draft of a proposed schedule of exceptions to the covenants in the Merger Agreement regarding the operation of Glu’s business between the execution of the Merger Agreement and the closing of the Merger, including exceptions relating to hiring and compensation matters (none of which related to compensation of executive officers), and representatives of Fenwick & West and Simpson Thacher, and Messrs. Earl and Jorgensen negotiated these exceptions from January 28, 2021 through February 8, 2021.
On February 1, 2021, the Board held a meeting at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. Mr. Ludwig discussed Glu’s proposed communications plans with regard to the Merger. Mr. Earl then provided an update on the status of the proposed transaction and his most recent discussions with Electronic Arts. Following that discussion, representatives of Goldman Sachs and Morgan Stanley presented their respective preliminary financial analyses of the offer price of $12.50 in cash per share.
From February 4 through February 8, 2021, Fenwick & West and Simpson Thacher continued to exchange drafts of the Merger Agreement and related disclosure schedules.
On February 5, 2021, the Board held a meeting at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. Mr. Earl provided an update on the status of the proposed transaction. Representatives of Fenwick & West then reviewed with the Board the terms of the Merger Agreement, including the resolution of open issues, and discussed the fiduciary duties of the Board in evaluating the proposed transaction and the terms of the Merger Agreement. Representatives of Goldman Sachs and Morgan Stanley reviewed their firms’ respective preliminary financial analyses of the offer price of $12.50 in cash per share.
On February 8, 2021, the Board held a meeting at which members of our senior management and representatives of Goldman Sachs, Morgan Stanley and Fenwick & West were present. Representatives of Fenwick & West reviewed with the Board the terms of the Merger Agreement, the form of which had been previously distributed to the members of the Board, and again discussed the fiduciary duties of the Board in evaluating the proposed transaction and the terms of the Merger Agreement. Representatives of Goldman Sachs then rendered to the Board Goldman Sachs’ oral opinion, subsequently confirmed in Goldman Sachs’ written opinion dated as of February 8, 2021, to the effect that, as of the date of Goldman Sachs’ written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $12.50 in cash per share of Glu Common Stock to be paid to the holders (other than Electronic Arts and its affiliates) of the shares of Glu Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders. For additional information, see the section entitled “Proposal 1: Adoption of the Merger Agreement — Opinion of Goldman Sachs & Co. LLC” beginning on page 45 and Annex B-1 to this proxy statement. The representatives of Morgan Stanley rendered to the Board Morgan Stanley’s oral opinion, subsequently confirmed in writing, that, as of February 8, 2021, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the Per Share Merger Consideration to be received by the holders of shares of Glu Common Stock (other than the Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders of shares of Glu Common Stock. For a detailed discussion of the opinions of Goldman Sachs and Morgan Stanley, please see below in “— Opinions of Glu’s Financial Advisors.” The written opinions rendered by Goldman Sachs and Morgan Stanley to the Board are attached to this Proxy Statement as Annex B-1 and Annex B-2, respectively. The representatives of the Financial Advisors then left the meeting and, following additional discussion and consideration of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, the Board unanimously (i) determined that the Merger and other transactions contemplated by the Merger Agreement, individually and in the aggregate, are fair to and in the best interests of Glu and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated therein (including the execution, delivery and performance thereof) and declared it advisable that Glu enter into the Merger Agreement and consummate the transactions contemplated therein in accordance with the DGCL and (iii) recommended that Glu’s stockholders adopt the Merger Agreement.
In the afternoon of February 8, 2021, upon the closing of trading on the Nasdaq Stock Market, Glu and Electronic Arts executed the Merger Agreement, Electronic Arts and an affiliate of Tencent executed the Voting Agreement and Glu and Electronic Arts issued a joint press release announcing the execution of the Merger Agreement.
Reasons for the Recommendation of the Board of Directors
Our Board unanimously (a) determined that each of the Transactions, individually and in the aggregate are fair to and in the best interests of Glu and the Glu stockholders, (b) approved the Merger Agreement and the Transactions (including the execution, delivery and performance thereof) and declared it advisable that Glu enter into the Merger Agreement and consummate the Transactions in accordance with the DGCL, and (c) recommends that the Glu stockholders adopt the Merger Agreement (the “Board Recommendation”).
In evaluating the Merger Agreement, the Merger and the other Transactions, our Board consulted with Fenwick & West, our outside legal counsel, each of Goldman Sachs and Morgan Stanley, our financial advisors, and members of our senior management. In recommending that our stockholders vote in favor of adoption of the Merger Agreement, our Board considered numerous factors relating to the Merger Agreement, the Merger and the other Transactions, including the following factors (which are not necessarily presented in order of relative importance):
Financial Terms of the Merger and Certainty of Value for our Stockholders.   Our Board considered that the Per Share Merger Consideration would provide our stockholders with the opportunity to receive a significant premium over the market price for the shares of Glu Common Stock. Specifically, our Board reviewed the Per Share Merger Consideration in light of the current and historical performance of Glu Common Stock, and considered among other things:
•
the fact that the Per Share Merger Consideration is payable in cash, which allows our stockholders to realize immediate and certain value for their investment in Glu and enables our stockholders to avoid further risk of holding Glu Common Stock and exposure to the risks and uncertainties of Glu’s business on a standalone basis;

•
the fact that the Per Share Merger Consideration is greater than any stock price at which Glu’s shares have traded since July 23, 2007 (the same year as the initial public offering of Glu’s shares on Nasdaq), and represents an approximately 36.0% premium to the closing price of $9.19 per share on February 5, 2021, the last trading day before the day on which our Board approved the Merger; and an approximately 36.6% premium to the volume weighted average price of $9.14 per share for the 30-day period ending February 5, 2021;

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the fact that we, with the assistance of Fenwick & West, Goldman Sachs and Morgan Stanley, engaged in a robust strategic process that created opportunities for other potentially interested parties to negotiate a transaction with us if such parties desired to do so, in which we and our advisors contacted eight other parties, seven of which met with our senior management, and only three of whom made a proposal to acquire us, and none of which made a proposal that would be competitive with the Merger;

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our Board’s belief that we, with the assistance of each of Goldman Sachs and Morgan Stanley, had negotiated the highest price per share that Electronic Arts was willing to pay to acquire Glu and the highest price reasonably available for the acquisition of Glu under the circumstances;

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the oral opinion of Goldman Sachs, subsequently confirmed in Goldman Sachs’ written opinion dated as of February 8, 2021, to the effect that, as of the date of Goldman Sachs’ written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $12.50 in cash per share of Glu Common Stock to be paid to the holders (other than Electronic Arts and its affiliates) of the shares of Glu Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders, as more fully described below under the section captioned “— Opinions of Glu’s Financial Advisors,” and in Goldman Sachs’ written opinion attached as Annex B-1 to this proxy statement; and

•
the oral opinion of Morgan Stanley, subsequently confirmed in writing, rendered to the Board, that as of February 8, 2021, and based upon and subject to the various assumptions made, procedures followed, matters considered, and limitations, qualifications and other matters considered in connection with the preparation of Morgan Stanley's written opinion, the Per Share Merger Consideration to be received by the holders of shares of Glu Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders of shares of Glu Common Stock, as set forth in such opinion as more fully described below in the section of this proxy statement captioned “— Opinion of Morgan Stanley & Co. LLC.”

Our Prospects and Financial Condition.   Our Board also considered our business and financial prospects and the risks of continuing to operate as a standalone company, including the following:
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the challenges faced by the mobile gaming industry, including macroeconomic trends and fluctuations in the United States and global economies, including those that impact discretionary consumer spending such as may result from the current COVID-19 pandemic, as well as its easing;

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the fact that the mobile gaming industry is highly competitive, including with regard to the development, distribution and sale of mobile games, characterized by frequent product introductions and rapidly emerging new platforms, technologies and storefronts;

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that our success depends, in part, on unpredictable and volatile market factors beyond our control, including consumer tastes and preferences and the number of applications they are willing to download to and maintain on their devices, competing gaming and non-gaming related applications, new mobile platforms and the availability of other entertainment activities;

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that our success, and ability to achieve our expected future results, depends, in part, on our ability to timely develop, acquire and or publish new high-quality, engaging games and to achieve user acceptance of those games, including willingness to make in-app purchases or view advertisements, and to continue to enhance and monetize our existing games, that there are significant risks and uncertainties in doing so, and the possibility that our games will not meet consumer expectations, or they are not brought to market in a timely and effective manner, including monetization, in which case, our business, operating results and financial condition would be harmed and we would not achieve our anticipated future results;

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that we may be unable to acquire or invest in games, licenses or businesses on favorable or reasonable terms, that we may be unsuccessful in integrating or otherwise exploiting those games, licenses or businesses that we do acquire and may divert significant management resources in attempting to do so, and that any such acquisitions and investments may entail a variety of other risk and uncertainties, including those described in our public filings with the SEC as well as unknown assumed risks;

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that many of our competitors have significantly greater resources than we do, and our players may prefer our competitors’ products or competing forms of entertainment;

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changes in privacy practices and standards, which may adversely affect the mobile gaming industry as a whole, including Apple’s announcement in June 2020 that in connection with the release of iOS 14 in September 2020, the app-based Identifier for Advertisers (IDFA) would be opt-in by consumers rather than opt-out, which may adversely impact our user acquisition efforts as well as our ability to generate offer and advertising revenue in our games that are distributed on the Apple App Store; and

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the other risks and uncertainties discussed in Glu’s public filings with the SEC, including, in our Annual Report on Form 10-K for the year ended December 31, 2020, which is incorporated by reference herein.

The Terms of the Merger Agreement.   Our Board considered the terms of the Merger Agreement, including:
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the nature of the conditions to completion of the Merger included in the Merger Agreement, as well as the likelihood of satisfaction or waiver of all of the conditions to the completion of the Merger;

•
the obligation of the parties to use reasonable best efforts to obtain approvals or clearances, as applicable, from applicable antitrust and competition authorities, including the expiration or termination of any waiting periods or receipt of any requisite consents under the HSR Act, and approval under applicable Austrian antitrust laws;

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certain termination rights for the parties, including (i) the right of Glu in certain circumstances to terminate the Merger Agreement and accept a Superior Proposal, (ii) the right of either Glu or Electronic Arts to terminate the Merger Agreement if the Merger has not been completed on or before August 7, 2021, which date may be extended for a period of up to three months if all conditions other than conditions relating to a legal restraint or regulatory approvals have been satisfied as of such date, and (iii) if the approval of Glu’s stockholders is not obtained;

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the obligation of Glu to pay Electronic Arts a termination fee of $78.9 million in certain circumstances, including if the Board changes or withdraws its recommendation of the Merger to Glu’s stockholders, or if Glu terminates the Merger Agreement to accept a Superior Proposal;

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our Board’s belief, after discussion with Fenwick & West, that the amount of the Termination Fee was reasonable in light of the negotiation process that led to the execution of the Merger Agreement, as well as of the terms of the Merger Agreement itself, and were necessary to induce Electronic Arts to enter into the Merger Agreement;

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our Board’s belief that the Termination Fee would not likely deter or preclude another party with a strategic interest in us and financial resources sufficient to consummate an alternative Acquisition Transaction with us, were one to exist, from making a competing proposal for Glu and that such Termination Fee would likely only be required to be paid in the event that our Board entered into a transaction more financially favorable to our stockholders than the Merger;

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the fact that Electronic Arts’ obligations pursuant to the Merger Agreement are not subject to any financing condition or similar contingency based on Electronic Arts’ ability to obtain financing;

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Glu’s right to, in accordance with the terms of the Merger Agreement, engage in negotiations with, and provide non-public information to, a third party that makes an unsolicited Acquisition Proposal that is received prior to the adoption of the Merger Agreement by Glu stockholders, if our Board determines in good faith, after consultation with one or more of our financial advisors and outside legal counsel, that (a) such Acquisition Proposal constitutes, or could reasonably be expected to result in, a Superior Proposal and (b) failure to take such action would be inconsistent with its fiduciary obligations to Glu’s stockholders under applicable Law;

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the right of our Board to withdraw or modify our Board Recommendation and, in certain circumstances, terminate the Merger Agreement if, subject to compliance with the terms of the Merger Agreement and after consultation with one or more of our financial advisors and outside legal counsel, it determines in good faith that the failure to effect such withdrawal or modification, or to terminate the Merger Agreement, would be inconsistent with the Board’s fiduciary obligations to Glu’s stockholders under applicable Law, subject to Glu’s compliance with the requirements set forth in Section 4.4 of the Merger Agreement, and Glu’s obligation to pay the Termination Fee in the event of a termination of the Merger Agreement under certain circumstances following such withdrawal or modification;

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the fact that Red River Investment Limited signed the Voting Agreement obligating it to vote the shares of Glu Common Stock beneficially owned by it in favor of the adoption of the Merger Agreement until termination of the Voting Agreement, which occurs upon the earliest of certain conditions, including the valid termination of the Merger Agreement in accordance with its terms without the consummation of the Merger;
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the right of Glu and Electronic Arts to receive a grant of specific performance to prevent breaches and to enforce the Merger Agreement;

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the nature of the representations, warranties and covenants of Glu in the Merger Agreement;

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that the adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of Glu Common Stock outstanding on the record date; and

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our Board’s belief that the Merger Agreement was the product of arm’s-length negotiation and contains customary terms and conditions.

General Matters.   Our Board considered a number of other factors related to the Transactions, including:
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the availability of statutory appraisal rights under the DGCL for the holders of Glu Common Stock who comply with the required procedures under the DGCL; and

•
the fact that the Merger Agreement and the Transactions were unanimously approved by our Board, which is comprised of a majority of independent directors who are neither affiliated with Electronic Arts nor employees of Glu, and which retained and received advice from Fenwick & West, Goldman Sachs and Morgan Stanley in evaluating, negotiating and recommending the terms of the Merger Agreement.

Other Considerations.   Our Board also considered a number of risks, uncertainties and potentially negative factors in its deliberations concerning the Merger Agreement and the Transactions, including:
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the fact that our stockholders will not participate in any potential future earnings or growth of Glu and will not benefit from any potential appreciation in the value of Glu, including any appreciation in value that could be realized as a result of the combination of Glu with Electronic Arts;

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the fact that the non-solicitation provisions of the Merger Agreement restrict Glu’s ability to solicit or, subject to certain exceptions, engage in discussions or negotiations with third parties regarding, Acquisition Proposals, and the fact that, upon termination of the Merger Agreement under certain specified circumstances, Glu will be required to pay the Termination Fee, which could have the effect of discouraging Acquisition Proposals or reduce the price of such proposals;

•
the need to obtain certain regulatory clearances and approvals, and the fact that Electronic Arts and its subsidiaries are not required to: (i) propose, negotiate, offer or commit to or effect, by consent decree, hold separate order or otherwise, the sale, divestiture, license or disposition of any assets or businesses of Electronic Arts, its subsidiaries or its affiliates, now owned or sought to be acquired after the Agreement Date, (ii) terminate or amend any existing relationships or contractual rights or obligations or (iii) offer or commit to take any action that would limit or modify Electronic Arts’ rights of ownership in, or ability to conduct the business of, any of its operations, divisions, businesses, product lines, customers or assets, including, after the Closing, the business of Glu, if any such foregoing action, in each of clauses (i)-(iii), (A) would reasonably be expected to, individually or in the aggregate, (1) materially reduce the reasonably anticipated benefits to Electronic Arts of the Transactions, (2) adversely impact Electronic Arts or its subsidiaries other than, after the Closing, Glu and its subsidiaries or (3) impact Glu or any of Glu’s subsidiaries in a manner that is material to Glu and its subsidiaries, taken as a whole or (B) is not contingent on the consummation of the Transactions;

•
the possible effects of the pendency of the Merger or termination of the Merger Agreement, including the effect of the announcement of the Merger on our ability to retain and hire key personnel and maintain relationships with players, partners and others with whom we do business, the occurrence of any circumstance or any other events that could give rise to the termination of the Transactions, or the failure to obtain the approval of Glu’s stockholders or failure to satisfy any other conditions precedent to consummate the Transactions, including the receipt of all necessary regulatory approvals on a timely basis or at all (as described above), risks that the pendency of the Merger disrupts current ongoing business operations, including diversion from day-to-day operations and risks of litigation and/or regulatory actions related to the Merger (including stockholder litigation relating to the Transactions);

•
the restrictions on the conduct of Glu’s business prior to the consummation of the Merger, including the requirement that Glu conduct its business in the ordinary course in all material respects, subject to specific exceptions, which may delay or prevent Glu from undertaking business opportunities, including acquisitions, that may arise before the completion of the Merger and that, absent the Merger Agreement, Glu might have pursued; and

•
the fact that receipt of the Per Share Merger Consideration payable upon the consummation of the Merger would generally be a taxable transaction for U.S. federal income tax purposes (see the section captioned “— Material U.S. Federal Income Tax Consequences of the Merger”).

The foregoing discussion of the information and factors considered by our Board is not intended to be exhaustive, but includes the material factors considered by our Board. In view of the variety of factors considered in connection with its evaluation of the Merger and the Merger Agreement, our Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. Our Board did not undertake to make specific determinations as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. Our Board based its recommendation on the totality of the information presented and concluded that the potential risks, potential uncertainties, restrictions and potentially negative factors associated with the Merger and the Merger Agreement were outweighed by the potential benefits of the Merger and the Merger Agreement to our stockholders.
In considering the recommendation of our Board that Glu’s stockholders adopt the Merger Agreement, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, yours. Our Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the terms of the Merger, and in recommending that the Merger Agreement be adopted by our stockholders. See the section captioned “— Interests of our Directors and Executive Officers in the Merger.”
Portions of this explanation of the reasons for the Merger and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the section captioned “Forward-Looking Information.”
Opinion of Goldman Sachs & Co. LLC
At a meeting of the Board, Goldman Sachs rendered to the Board its oral opinion, subsequently confirmed in its written opinion dated February 8, 2021, to the effect that, as of the date of Goldman Sachs’ written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $12.50 in cash per share of Glu Common Stock to be paid to the holders (other than Electronic Arts and its affiliates) of the shares of Glu Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated February 8, 2021, which sets forth the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with Goldman Sachs’ opinion, is attached to this proxy statement as Annex B-1. The summary of Goldman Sachs’ opinion contained in this proxy statement is qualified in its entirety by reference to the full text of Goldman Sachs’ written opinion. Goldman Sachs’ advisory services and opinion were provided for the information and assistance of the Board in connection with its consideration of the Merger and the opinion does not constitute a recommendation as to how any holder of Glu Common Stock should vote with respect to the Merger or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
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the Merger Agreement;

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annual reports to stockholders and Annual Reports on Form 10-K of Glu for the five years ended December 31, 2019;

•
certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Glu;

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certain other communications from Glu to its stockholders;

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certain publicly available research analyst reports for Glu; and

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certain internal financial analyses and forecasts for Glu prepared by the management of Glu, including the Studio Plan, the Sensitivity Case and a certain range of probability weightings applied by the management of Glu to such cases, which cases and applied range of probability weightings were approved for Goldman Sachs’ use by Glu (referred to in this section, collectively, as the “Forecasts.” For additional information regarding the Forecasts, see “The Merger — Financial Projections”).

Goldman Sachs also held discussions with members of the senior management of Glu regarding their assessment of the past and current business operations, financial condition and future prospects of Glu; reviewed the reported price and trading activity for the shares of Glu Common Stock; compared certain financial and stock market information for Glu with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the gaming industry and in other industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering its opinion, Goldman Sachs, with the consent of the Board, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, Goldman Sachs, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the consent of the Board that the Forecasts were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Glu. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of Glu or any of its subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger would be obtained without any adverse effect on the expected benefits of the Merger in any way meaningful to its analysis. Goldman Sachs assumed that the Merger would be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’ opinion does not address the underlying business decision of Glu to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives that may be available to Glu; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Electronic Arts and its affiliates) of the shares of Glu Common Stock, as of the date of its opinion, of the $12.50 in cash per share of Glu Common Stock to be paid to such holders pursuant to the Merger Agreement. Goldman Sachs did not express any view on, and its opinion does not address, any other term or aspect of the Merger Agreement or the Merger or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger, including the fairness of the Merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of Glu; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Glu, or class of such persons, in connection with the Merger, whether relative to the $12.50 in cash per share of Glu Common Stock to be paid to the holders (other than Electronic Arts and its affiliates) of the shares of Glu Common Stock pursuant to the Merger Agreement or otherwise. Goldman Sachs did not express any opinion as to the prices at which the shares of Glu Common Stock would trade at any time or as to the potential effects of volatility in the credit, financial and stock markets on Glu, Electronic Arts or the Merger, or as to the impact of the Merger on the solvency or viability of Glu or Electronic Arts or the ability of Glu or Electronic Arts to pay their respective obligations when they would come due. Goldman Sachs’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of the opinion. Goldman Sachs’ advisory services and its opinion were provided for the information and assistance of the Board in connection with its consideration of the Merger and such opinion does not constitute a recommendation as to how any holder of shares of Glu Common Stock should vote with respect to the Merger or any other matter. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

Summary of Financial Analyses
The following is a summary of the material financial analyses presented by Goldman Sachs to the Board in connection with Goldman Sachs’ rendering to the Board of the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 5, 2021, the last completed trading day before public announcement of the Merger, and is not necessarily indicative of current market conditions.
Implied Premia and Multiples
Goldman Sachs calculated the implied premia represented by the Per Share Merger Consideration of $12.50 per share relative to:
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$9.19, the closing price of shares of Glu Common Stock on February 5, 2021, the last completed trading day before Goldman Sachs rendered its opinion (the “Current Price”);

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$9.14, the volume weighted average price (“VWAP”) of shares of Glu Common Stock over the 30-day period ended February 5, 2021 (the “30-Day VWAP”);

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$9.17, the VWAP of the shares of Glu Common Stock over the 90-day period ended February 5, 2021 (the “90-Day VWAP”);

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$8.32, the VWAP of the shares of Glu Common Stock over the 6-month period ended February 5, 2021 (the “6-Month VWAP”); and

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$10.50, the highest closing trading price of shares of Glu Common Stock over the 52-week period ended February 5, 2021 (the “52-Week High”).

The results of these calculations and comparisons are as follows:
Implied Premium Represented by the $12.50 in cash per Share of Glu Common Stock
Reference Price Per Share of Common Stock:
February 5, 2021 Closing Price of $9.19	36%
30-Day VWAP of $9.14	37%
90-Day VWAP of $9.17	36%
6-Month VWAP of $8.32	50%
52-Week High of $10.50	19%
In addition, Goldman Sachs calculated an implied equity value of Glu by multiplying $12.50 by the total number of fully diluted shares of Glu Common Stock outstanding as of February 4, 2021, calculated using information provided by Glu’s management and the treasury stock method. Goldman Sachs then calculated an implied enterprise value of Glu by deducting from the implied equity value it calculated Glu’s net cash as of December 31, 2020, as provided by Glu’s management.
Using the foregoing, Goldman Sachs calculated the following multiples:
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The implied enterprise value for Glu as a multiple of the estimated bookings of Glu for calendar year 2021, as reflected in each of the Studio Plan, the Sensitivity Case and Institutional Brokers’ Estimate System (“IBES”) consensus estimates.

•
The implied enterprise value for Glu as a multiple of the estimated earnings before interest, taxes, depreciation and amortization (“EBITDA”) of Glu for calendar year 2021, as reflected in each of the Studio Plan, the Sensitivity Case, and IBES consensus estimates.

The results of these calculations and comparisons are as follows:
Implied Enterprise Value as a Multiple of:	Multiples
2021E Bookings (Studio Plan)	2.9x
2021E Bookings (Sensitivity Case)	3.5x
2021E Bookings (IBES)	3.4x
2021E EBITDA (Studio Plan)	16.9x
2021E EBITDA (Sensitivity Case)	23.6x
2021E EBITDA (IBES)	20.6x
Illustrative Discounted Cash Flow Analysis
Using the Forecasts (reflecting the range of probability weightings applied by the management of Glu of 1/3 to the Studio Plan and 2/3 to the Sensitivity Case at the low end of the range, and 2/3 to the Studio Plan and 1/3 to the Sensitivity Case at the high end), Goldman Sachs performed an illustrative discounted cash flow analysis of Glu to derive a range of illustrative present values per share of Glu Common Stock.
Using discount rates ranging from 7.5% to 9%, reflecting estimates of Glu’s weighted average cost of capital, Goldman Sachs discounted to present value as of December 31, 2020 (i) estimates of the unlevered free cash flows to be generated by Glu for the period from 2021 to 2025, as reflected in each of the Sensitivity Case and the Studio Plan, and (ii) a range of illustrative terminal values for Glu as of December 31, 2025, calculated by applying perpetuity growth rates ranging from 1% to 3% to the estimate of the terminal year unlevered free cash flow of Glu, as reflected in each of the Sensitivity Case and the Studio Plan. Goldman Sachs also discounted to present value as of December 31, 2020, using the same discount rates, the benefits estimated by Glu’s management to be derived by Glu from its utilization of estimated net operating loss carryforwards of Glu as reflected in each of the Studio Plan and the Sensitivity Case. Goldman Sachs derived the discount rates referenced above by application of the capital asset pricing model (“CAPM”), which requires certain company-specific inputs, including Glu’s target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for Glu, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts. Goldman Sachs derived ranges of illustrative enterprise values for Glu by adding the ranges of present values it derived as described above under each of the Studio Plan and the Sensitivity Case. Goldman Sachs then added to the ranges of illustrative enterprise values it derived under each of the Studio Plan and the Sensitivity Case the net cash of Glu as of December 31, 2020, as provided by Glu’s management, to derive ranges of illustrative equity values for Glu under each of the Studio Plan and the Sensitivity Case. Goldman Sachs then divided the ranges of illustrative equity values it derived for Glu under each of the Studio Plan and the Sensitivity Case by the fully diluted shares of Glu Common Stock calculated based on equity information provided by Glu’s management and the treasury stock method, and, applying the range of probability weightings provided by the management of Glu, at the direction of the Board, to each of the Studio Plan and the Sensitivity Case, Goldman Sachs then derived ranges of illustrative present values per share of Glu Common Stock of $9.40 to $14.60 (reflecting probability weighting of 1/3 to the Studio Plan and 2/3 to the Sensitivity Case) and $12.00 to $19.00 (reflecting probability weighting of 2/3 to the Studio Plan and 1/3 to the Sensitivity Case).
Illustrative Present Value of Future Share Price Analysis
Goldman Sachs performed an illustrative analysis to derive a range of illustrative present values per share of Glu Common Stock February 5, 2021, based on theoretical future prices calculated by Goldman Sachs for Glu Common Stock derived using estimates of Glu’s Adjusted EBITDA, as reflected in the Studio Plan and the Sensitivity Case and the range of probability weightings applied by the management of Glu of 1/3 to the Studio Plan and 2/3 to the Sensitivity Case at the low end of the range, and 2/3 to the Studio Plan and 1/3 to the Sensitivity Case at the high end.
Goldman Sachs derived a range of theoretical future enterprise values for Glu as of December 31 of each of 2021, 2022 and 2023, by applying a range of illustrative multiples of enterprise value to Adjusted

EBITDA for the next twelve-month period, which is referred to in this section as “NTM EBITDA,” of 13x to 17x to the estimated Adjusted EBITDA for the following full year reflected in each of the Sensitivity Case and the Studio Plan. Goldman Sachs then derived a range of theoretical future values per share of Glu’s common stock as of December 31 of each of 2021, 2022 and 2023 by adding the estimated net debt of Glu as of that date and dividing the result by the estimated fully-diluted Glu Common Stock outstanding as of that date, all as reflected in the Sensitivity Case and the Studio Plan, as applicable. Using an illustrative discount rate of 8.5%, reflecting an estimate of Glu’s cost of equity, Goldman Sachs discounted to present value as of February 5, 2021, the range of theoretical future values per share of Glu’s common stock it derived as of December 31 of each of 2021, 2022 and 2023 under each of the Sensitivity Case and the Studio Plan.
Goldman Sachs derived the illustrative discount rate by application of CAPM, which requires certain company-specific inputs, including a beta for Glu, as well as certain financial metrics for the United States financial markets generally. The range of illustrative multiples of enterprise value to NTM EBITDA of 13x to 17x applied by Goldman Sachs as described above was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things (i) the average multiple of enterprise value to NTM EBITDA for Glu over the 1-month, 3-month, 6-month, 1-year and 2-year periods prior to February 5, 2021 and (ii) the multiple of enterprise value to NTM EBITDA of Glu as of February 5, 2021, the last completed trading day prior to public announcement of the Merger, in each case, based on information obtained from Bloomberg, Capital IQ, IBES estimates, public filings and the Forecasts.
Applying the range of probability weightings provided by the management of Glu, at the direction of the Board, to each of the Studio Plan and the Sensitivity Case, this analysis yielded a range of illustrative present values per share of Glu Common Stock of $10.20 to $14.90 (reflecting probability weighting of 1/3 to the Studio Plan and 2/3 to the Sensitivity Case) and $11.70 to $18.30 (reflecting probability weighting of 2/3 to the Studio Plan and 1/3 to the Sensitivity Case).
Selected Precedent Transactions Analysis
Goldman Sachs analyzed certain publicly available information relating to certain acquisition transactions announced since 2015 involving target companies in the gaming industry with a transaction value greater than $750 million.
While none of the target companies in the selected transactions are directly comparable to Glu and none of the selected transactions are directly comparable to the proposed transaction, the target companies in the selected transactions are companies with certain operations that, for the purposes of analysis, may be considered similar to certain operations of Glu.
Using publicly available information, for each of the selected transactions, Goldman Sachs calculated the implied enterprise value of the applicable target company based on the consideration paid in the applicable transaction, as a multiple of the target company’s estimated EBITDA for the twelve-month period ended prior to announcement of each applicable transaction (referred to as “LTM EBITDA”), as disclosed in public company filings and other publicly available information. The selected transactions and the implied enterprise value to LTM EBITDA multiples calculated for the transactions are set forth below.
Announced	Acquiror	Target	Enterprise Value / LTM EBITDA
13-Dec-20	Electronic Arts Inc.	Codemasters Group Holdings PLC	29.9x
27-Aug-20	Tencent Holdings Ltd.	Leyou Technologies Holdings Ltd.	15.8x
30-Nov-17	Aristocrat Leisure Ltd.	Big Fish Games, Inc.	11.9x
17-Apr-17	DoubleU Games Co., Ltd.	Double Down Interactive LLC	10.5x
30-Jul-16	Giant Investment Co., Ltd.	Playtika Holdings, LLC	13.0x
21-Jun-16	Tencent Holdings Ltd.	Supercell Oy.	9.8x
2-Nov-15	Activision Blizzard, Inc.	King Digital Entertainment plc	5.6x
	Median		11.9x
	Mean		13.8x
	High		29.9x
	Low		5.6x
Based on the results of the foregoing calculations and Goldman Sachs’ analyses of the various transactions and its professional judgment and experience, Goldman Sachs applied a reference range of enterprise value to LTM EBITDA multiples of 10x to 14x to Glu’s estimated EBITDA for 2020, as provided by Glu’s management, to derive a range of implied enterprise values for Glu. Goldman Sachs added to this range of implied enterprise values Glu’s net cash as of December 31, 2020 as provided by Glu’s management, and divided the result by the implied total number of fully diluted shares of Glu Common Stock outstanding calculated using information provided by management and the treasury stock method, to derive a range of implied values per share of Glu Common Stock of $6.00 to $7.50.
Premia Paid Analysis
Goldman Sachs reviewed and analyzed, using publicly available data obtained from Thomson SDC, the premia paid in acquisitions of non-telecom, technology public targets in the United States with cash-only consideration announced during the period from January 1, 2015 through February 5, 2021 in which the target company had an implied enterprise value of $1 billion or greater. For the entire period and for each calendar year through December 31, 2020 and for the period from January 1, 2021 through February 5, 2021, Goldman Sachs calculated median premia, and for the entire period also the top quartile, median and bottom quartile premia, of the price paid in acquisitions announced during such period relative to (i) the target company’s share price one trading day prior to the announcement or leak of the transaction (the “undisturbed price”) and (ii) the target company’s highest closing share price over the 52-week period prior to the original announcement of the transaction. The following shows a summary of the results of the review:

	Premium to Undisturbed Price	Premium to 52-Week High
Entire Period
Top Quartile	44%	14%
Median	26%	5%
Bottom Quartile	15%	(2)%
Calendar Years
2015 median	32%	5%
2016 median	30%	2%
2017 median	25%	7%
2018 median	25%	7%
2019 median	21%	0%
2020 median	27%	3%
2021 year to date median	41%	0%
Based on its review of the foregoing data and its professional judgment and experience, Goldman Sachs applied a reference range of illustrative premia of 15%-45% to the share price as of February 5, 2021, the last completed trading day prior to public announcement of the Merger, of $9.19 per share. This analysis resulted in a range of implied values per share of common stock of $10.60 to $13.30.
General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Glu or Electronic Arts or the Merger.
Goldman Sachs prepared these analyses for purposes of providing its opinion to the Board as to the fairness from a financial point of view to the holders (other than Electronic Arts and its affiliates) of the shares of Glu Common Stock, as of the date of the opinion, of the $12.50 in cash per share of Glu Common Stock to be paid to such holders pursuant to the Merger Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon projections of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Glu, Electronic Arts, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecasts.
The consideration of $12.50 in cash per share of Glu Common Stock was determined through arm’s-length negotiations between Glu and Electronic Arts and was approved by the Board. Goldman Sachs provided advice to the Board during Glu’s negotiations with Electronic Arts in connection with the Merger Agreement. Goldman Sachs did not, however, recommend any specific amount of consideration to Glu or that any specific amount of consideration constituted the only appropriate consideration for the Merger.
As described above, Goldman Sachs’ opinion to the Board was one of many factors taken into consideration by the Board in making its determination to approve the Merger. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the delivery of its fairness opinion to the Board and is qualified in its entirety by reference to the written opinion of Goldman Sachs, attached as Annex B-1 to this proxy statement.

Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Glu, Electronic Arts, any of their respective affiliates and third parties, including Tencent Holdings Limited (“Tencent”), subsidiaries of which are significant stockholders of Glu and its affiliates and portfolio companies, or any currency or commodity that may be involved in the Merger. Goldman Sachs has acted as financial advisor to Glu in connection with, and has participated in certain of the negotiations leading to, the Merger. Goldman Sachs expects to receive fees for its services in connection with the Merger, the principal portion of which is contingent upon consummation of the Merger, and Glu has agreed to reimburse certain of Goldman Sachs’ expenses arising, and indemnify Goldman Sachs against certain liabilities that may arise, out of its engagement. Goldman Sachs has provided certain financial advisory and/or underwriting services to Glu and/or its affiliates (other than Tencent) from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunner in connection with a public offering of 17,250,000 Shares in June 2020. During the two year period ended February 8, 2021, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Glu and/or its affiliates (other than Tencent) of approximately $2.5 million. During the two year period ended February 8, 2021, the Investment Banking Division of Goldman Sachs has not been engaged by Electronic Arts to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs also has provided certain financial advisory and/or underwriting services to Tencent and/or its affiliates and portfolio companies from time to time for which its Investment Banking Division has received, and may receive, compensation, including as described in Goldman Sachs’ written opinion attached to this proxy statement as Annex B-1. During the two year period ended February 8, 2021, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Tencent and/or its subsidiaries, which may be deemed affiliates of Glu, of approximately $7 million. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to Glu, Electronic Arts, Tencent and their respective affiliates, and, as applicable, portfolio companies, for which Goldman Sachs’ Investment Banking Division may receive compensation. Affiliates of Goldman Sachs also may have co-invested with Tencent and its respective affiliates from time to time and may do so in the future.
Glu selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Merger. Pursuant to an engagement letter between Glu and Goldman Sachs, Glu engaged Goldman Sachs to act as its financial advisors in connection with the Merger. The engagement letter provides for a transaction fee of $15 million, $2 million of which was payable upon the presentation to the Board of the results of the study Goldman Sachs undertook in connection with its fairness opinion and the remainder of which is contingent upon completion of the Merger. In addition, Glu agreed to reimburse Goldman Sachs for certain of its expenses, including reasonable attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Opinion of Morgan Stanley & Co. LLC
Glu retained Morgan Stanley to provide it with financial advisory services and a financial opinion in connection with the possible sale of Glu. The Board selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation, its knowledge of and involvement in recent transactions in Glu’s industry, its knowledge of Glu’s business and affairs and its understanding of Glu’s business based on its long-standing relationship with Glu. At the meeting of the Board on February 8, 2021, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, that as of February 8, 2021, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the Per Share Merger Consideration to be received by the holders of shares of Glu Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders of shares of Glu Common Stock.

The full text of the written opinion of Morgan Stanley, dated as of February 8, 2021, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached to this proxy statement as Annex B-2 and is incorporated by reference in this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley’s opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Board, in its capacity as such, and addresses only the fairness from a financial point of view of the Per Share Merger Consideration to be received by the holders of shares of Glu Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement as of the date of the opinion and does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. It was not intended to, and does not, constitute an opinion or a recommendation as to how Glu stockholders should vote at the stockholders’ meeting to be held in connection with the Merger. The summary of the opinion of Morgan Stanley set forth below is qualified in its entirety by reference to the full text of the opinion.
In connection with rendering its opinion, Morgan Stanley, among other things:
•
Reviewed certain publicly available financial statements and other business and financial information of Glu;

•
Reviewed certain internal financial statements and other financial and operating data concerning Glu;

•
Reviewed certain financial projections prepared by Glu’s management (the “Projections”);

•
Discussed the past and current operations and financial condition and the prospects of Glu with senior executives of Glu;

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Reviewed the reported prices and trading activity for Glu Common Stock;

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Compared the financial performance of Glu and the prices and trading activity of Glu Common Stock with that of certain other publicly traded companies comparable with Glu, and their securities;

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Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

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Participated in certain discussions and negotiations among representatives of Glu and Electronic Arts and their financial and legal advisors;

•
Reviewed the Merger Agreement and certain related documents; and

•
Performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by Glu, and formed a substantial basis for its opinion. With respect to the Projections, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of Glu’s management of the future financial performance of Glu. Morgan Stanley expressed no view as to such Projections or the assumptions on which they were based. In addition, Morgan Stanley assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions and that the definitive Merger Agreement would not differ in any material respect from the draft thereof furnished to Morgan Stanley. Morgan Stanley assumed that, in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed merger. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of Glu and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of Glu’s officers, directors or employees, or any class of such persons, relative to the Per Share Merger Consideration to be received by the holders of shares of Glu Common Stock (other than the holders of the Excluded Shares) in the Merger. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of Glu, nor was Morgan Stanley furnished with any such valuations or appraisals. Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, February 8, 2021. Events occurring after February 8, 2021 may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley has not assumed any obligation to update, revise or reaffirm its opinion.
Summary of Financial Analyses
The following is a brief summary of the material analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter dated as of February 8, 2021 to the Board. The following summary is not a complete description of Morgan Stanley’s opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion.
In performing the financial analyses summarized below and in arriving at its opinion, Morgan Stanley utilized and relied upon the financial projections prepared by Glu’s management and which we refer to in this proxy statement as the Studio Plan, Board Plan and Sensitivity Case. These financial projections are more fully described below in the section of this proxy statement captioned “— Financial Projections.” In accordance with direction from the Board, Morgan Stanley utilized the Studio Plan, Board Plan and Sensitivity Case in its financial analyses described below but did not consider any weightings of such projections applied by Glu’s management in its financial analyses.
Public Trading Comparables Analysis
Morgan Stanley performed a public trading comparables analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded. Morgan Stanley reviewed and compared certain financial estimates for Glu with comparable publicly available consensus equity analyst research estimates for companies, selected based on Morgan Stanley’s professional judgment and experience, that share similar business characteristics and have certain comparable operating characteristics including, among other things, similarly sized revenue and/or revenue growth rates, market capitalizations, profitability, scale and/or other similar operating characteristics (these companies are referred to as the “comparable companies”). For purposes of this analysis, Morgan Stanley analyzed the ratio of aggregate value, which Morgan Stanley defined as fully-diluted market capitalization plus total debt, plus non-controlling interest, less cash and cash equivalents, to adjusted EBITDA, which, for purposes of this analysis, Morgan Stanley defined as GAAP net income adjusted for change in deferral of revenue, change in deferred platform commissions, change in deferred royalties, and adding back amortization of intangibles, stock-based compensation, transitional costs, restructuring charge, depreciation and income tax provision, for calendar year 2021, for Glu, as provided by Glu’s management, and each of these comparable companies, based on publicly available financial information for comparison purposes.

These companies and their applicable multiples, as well as the corresponding multiples for Glu based on the Studio Plan, Board Plan and Sensitivity Case were the following:
AV to Estimated 2021 EBITDA
Gaming Peers
Activision Blizzard, Inc.	21.6x
Electronic Arts	16.2x
Take-Two Interactive Software, Inc.	25.7x
SciPlay Corporation	11.0x
Zynga Inc.	18.7x
Glu
Studio Plan	11.5x
Board Plan	13.4x
Sensitivity Case	16.0x
Based on its analysis of the relevant metrics for each of the comparable companies and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of aggregate value to adjusted EBITDA multiples and applied these ranges of multiples to the estimated relevant metric for Glu. For purposes of this analysis, Morgan Stanley utilized publicly available estimates of adjusted EBITDA prepared by equity research analysts, available as of February 5, 2021 (the last full trading day prior to the meeting of the Board to approve and adopt the Merger Agreement, declare the advisability of the Merger Agreement and approve the transactions contemplated thereby, including the Merger).
Based on the outstanding shares of Glu Common Stock on a fully-diluted basis as provided by Glu’s management and Glu’s cash and debt as of December 31, 2020, Morgan Stanley calculated the estimated implied value per share of Glu Common Stock as follows:
	AV to Estimated 2021 Adjusted EBITDA Multiple Ranges	Implied Value Per Share of Glu Common Stock ($)
Studio Plan	14.0x – 18.0x	10.70 – 13.15
Board Plan	13.0x – 17.0x	8.96 – 11.06
Sensitivity Case	12.0x – 16.0x	7.42 – 9.18
No company utilized in the public trading comparables analysis is identical to Glu. In evaluating the comparable companies, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Glu’s control. These include, among other things, the impact of competition on Glu’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Glu and the industry, and in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable company data.
Discounted Equity Value Analysis
Morgan Stanley performed a discounted equity value analysis, which is designed to provide insight into the potential future equity value of a company as a function of such company’s estimated future EBITDA. The resulting equity value is subsequently discounted to arrive at an estimate of the implied present value. In connection with this analysis, Morgan Stanley calculated a range of implied present equity values per share of the Glu Common Stock on a standalone basis for each of the Studio Plan, Board Plan and Sensitivity Case.
To calculate these discounted equity values, Morgan Stanley utilized calendar year 2023 adjusted EBITDA estimates under each of the Studio Plan, Board Plan and Sensitivity Case. Based upon the application of its professional judgment and experience, Morgan Stanley applied a forward range of aggregate value to adjusted EBITDA multiples (based on the range of aggregate value to adjusted EBITDA multiples for the comparable companies and the growth profile of Glu under each case) to these adjusted EBITDA estimates in order to reach a future implied aggregate value. Morgan Stanley then added projected net cash from such aggregate value to reach a future implied equity value, which was then divided by Glu’s projected fully diluted share count (as provided by Glu’s management) under the treasury stock method.
In each case, Morgan Stanley then discounted the resulting implied future equity value per share to January 31, 2021, at a discount rate of 8.8 percent, which rate was selected based on Glu’s estimated cost of equity, which was arrived at by applying the capital asset pricing model, to calculate the discounted equity value per share as follows:
Based on Calendar Year 2023 Estimated Adjusted EBITDA	Selected AV / Adjusted EBITDA Multiple Ranges	Implied Value Per Share of Glu Common Stock ($)
Studio Plan	14.0x – 18.0x	17.05 – 21.15
Board Plan	13.0x – 17.0x	13.90 – 17.40
Sensitivity Case	12.0x – 16.0x	8.32 – 10.33
Discounted Cash Flow Analysis
Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future cash flows and terminal value of such company. Morgan Stanley calculated a range of equity values per share for the Glu Common Stock based on a discounted cash flow analysis to value Glu as a stand-alone entity. Morgan Stanley utilized estimates from the Studio Plan, Board Plan and Sensitivity Case for purposes of its discounted cash flow analysis, as more fully described below.
Morgan Stanley first calculated the estimated unlevered free cash flow, which is defined as adjusted EBITDA less (1) stock-based compensation expense, (2) taxes (including the impact of net operating losses) and (3) capital expenditures and plus or minus changes in net working capital. Each of the Studio Plan, Board Plan and Sensitivity Case included (1) estimates prepared by Glu’s management through 2025, (2) the respective terminal values, which were prepared by Morgan Stanley and reviewed and approved by Glu for use by Morgan Stanley, and (3) certain tax attributes. The free cash flows and terminal values were discounted, using a mid-year convention, to present values as of January 31, 2021 at a discount rate ranging from 7.8 percent to 9.8 percent, which discount rates were selected, upon the application of Morgan Stanley’s professional judgment and experience, to reflect an estimate of Glu’s estimated cost of equity determined by the application of the capital asset pricing model.
Based on the outstanding shares of Glu Common Stock on a fully-diluted basis as provided by Glu’s management and Glu’s cash and debt as of December 31, 2020, Morgan Stanley calculated the estimated implied value per share of Glu Common Stock as follows:
Implied Value Per Glu Share of Common Stock ($)
Studio Plan	13.61 – 22.25
Board Plan	11.61 – 18.72
Sensitivity Case	6.52 – 9.63
Precedent Transactions Analysis
Morgan Stanley performed a precedent transactions analysis, which is designed to imply a value of a company based on publicly available financial terms. Morgan Stanley compared publicly available statistics for gaming transactions since January 1, 2015. Morgan Stanley selected such comparable transactions because they shared certain characteristics with the Merger, most notably because they were similar gaming transactions. For such transactions, Morgan Stanley noted the multiple of aggregate value of the transaction to the last 12 months (which we refer to as “LTM”) estimated adjusted EBITDA based on publicly available information at the time of announcement of each such transaction.
The following is a list of the gaming transactions reviewed, together with the applicable multiples:
Selected Gaming Transactions (Target/Acquiror)	AV / LTM EBITDA
Big Fish Games, Inc. / Aristocrat Leisure Australia Pty Ltd.	11.9x
Codemasters Software Company Ltd. / Electronic Arts	29.9x
Double Down Interactive LLC / DoubleU Games Co., Ltd.	10.5x
King.com Ltd. / Activision Blizzard, Inc.	5.6x
Playtika Ltd. / Giant Network Group Co., Ltd.	13.0x
LeYou Technologies Holding Ltd. / Tencent Holdings Ltd.	15.8x
Supercell Oy / Tencent Holdings Ltd.	9.8x
Based on its analysis of the relevant metrics and time frame for each of the transactions listed above and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of the aggregate value to the estimated LTM adjusted EBITDA multiples of the transactions and applied these ranges of multiples to the LTM adjusted EBITDA for Glu as of December 31, 2020. The following table summarizes Morgan Stanley’s analysis:
Precedent Multiples	Representative Ranges	Implied Value Per Share of Glu Common Stock ($)
AV to Estimated LTM Adjusted EBITDA	8.0x – 13.0x	5.21 – 7.12
No company or transaction utilized in the precedent transactions analysis is identical to Glu or the Merger. In evaluating the precedent transactions, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Glu’s control. These include, among other things, the impact of competition on Glu’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Glu and the industry, and in the financial markets in general, which could affect the public trading value of the companies and the aggregate value and equity value of the transactions to which they are being compared. The fact that points in the range of implied present value per share of Glu derived from the valuation of precedent transactions were less than or greater than the consideration is not necessarily dispositive in connection with Morgan Stanley’s analysis of the consideration for the Merger, but is one of many factors Morgan Stanley considered.
Other Information
Morgan Stanley observed additional factors that were not considered part of Morgan Stanley’s financial analysis with respect to its opinion, but which were noted as reference data for the Board, including the following information described under the sections of this proxy statement captioned “— Illustrative Precedent Premiums,” “— Historical Trading Ranges” and “— Equity Research Analysts’ Future Price Targets.”
Illustrative Precedent Premiums
Morgan Stanley reviewed 119 select precedent transactions occurring between 2012 and January 20, 2021 which involved U.S. publicly listed companies in the technology sector and had a transaction value of greater than $1 billion and all-cash consideration, based on publicly available financial information compiled by Thomson Reuters for comparison purposes. For these transactions, Morgan Stanley noted the distributions of the following financial statistics, where available: (1) the implied premium to the acquired company’s closing share price on the last trading day prior to announcement (or the last trading day prior to the share price being affected by acquisition rumors or similar Merger-related news); and (2) the implied premium to the acquired company’s 30-trading-day average closing share price prior to announcement (or the last 30-trading-day average closing share price prior to the share price being affected by acquisition rumors or similar Merger-related news).

Based on its analysis of the premia for such transactions and based upon the application of its professional judgment and experience, Morgan Stanley selected a representative range of premia and applied such range to each of Glu’s closing share price on February 5, 2021 (the last full trading day prior to the meeting of the Board to approve and adopt the Merger Agreement, declare the advisability of the Merger Agreement and approve the transactions contemplated thereby, including the Merger).
The following table summarizes such calculation:
Premia	Representative Ranges	Implied Value Per Share of Glu Common Stock ($)
Premia to 1-Day Unaffected Share Price	15% – 45%	10.57 – 13.33
Premia to 30-Day Unaffected Average Share Price	20% – 50%	10.99 – 13.73
Historical Trading Ranges
Morgan Stanley noted certain trading ranges with respect to the historical share prices of Glu Common Stock. Morgan Stanley reviewed a range of closing prices of the Glu Common Stock for various periods ending on February 5, 2021 (the last full trading day prior to the meeting of the Board to approve and adopt the Merger Agreement, declare the advisability of the Merger Agreement and approve the transactions contemplated thereby, including the Merger). Morgan Stanley observed the following:
Periods Ended February 5, 2021	Range of Trading Prices Per Share of Glu Common Stock ($)
Last 30 Trading Days	8.64 – 9.92
Last 12 Months	4.53 – 10.50
Equity Research Analysts’ Future Price Targets
Morgan Stanley noted certain future public market trading price targets for Glu Common Stock prepared and published by equity research analysts prior to February 5, 2021 (the last full trading day prior to the meeting of the Board to approve and adopt the Merger Agreement, declare the advisability of the Merger Agreement and approve the transactions contemplated thereby, including the Merger). These targets reflected each analyst’s estimate of the future public market trading price of Glu Common Stock. The range of undiscounted analyst price targets for the Glu Common Stock was $10.00 to $14.25 per share as of various dates ranging from November 6, 2020 to January 28, 2021. Morgan Stanley discounted the range of analyst price targets per share for the Glu Common Stock by one year at a rate of 8.8 percent, which discount rate was selected by Morgan Stanley, upon the application of its professional judgment and experience, to reflect Glu’s cost of equity. This analysis indicated an implied range of equity values for Glu Common Stock of $9.12 to $13.00 per share, as discounted by one year based on undiscounted analyst price targets, as of February 5, 2021 (the last full trading day prior to the meeting of the Board to approve and adopt the Merger Agreement, declare the advisability of the Merger Agreement and approve the transactions contemplated thereby, including the Merger).
The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for Glu Common Stock, and these estimates are subject to uncertainties, including the future financial performance of Glu and future financial market conditions.
General
In connection with the review of the Merger by the Board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of Glu. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Glu’s control. These include, among other things, the impact of competition on Glu’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Glu and the industry, and in the financial markets in general. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of the Per Share Merger Consideration to be received by the holders of shares of Glu Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement and in connection with the delivery of its opinion dated as of February 8, 2021 to the Board. These analyses do not purport to be appraisals or to reflect the prices at which shares of Glu Common Stock might actually trade.
The Per Share Merger Consideration to be received by the holders of shares of Glu Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was determined through arm’s-length negotiations between Glu and Electronic Arts and was approved by the Board. Morgan Stanley provided advice to the Board during these negotiations but did not, however, recommend any specific consideration to Glu or the Board, nor did Morgan Stanley opine that any specific consideration constituted the only appropriate consideration for the Merger. Morgan Stanley’s opinion did not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. Morgan Stanley’s opinion was not intended to, and does not, constitute an opinion or a recommendation as to how Glu stockholders should vote at the special meeting.
Morgan Stanley’s opinion and its presentation to the Board was one of many factors taken into consideration by the Board to approve and adopt the Merger Agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Board with respect to the consideration pursuant to the Merger Agreement or of whether the Board would have been willing to agree to different consideration. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with Morgan Stanley’s customary practice.
The Board retained Morgan Stanley based upon Morgan Stanley’s qualifications, experience and expertise. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of their customers, in debt or equity securities or loans of Electronic Arts, Glu and their respective affiliates, or any other company, or any currency or commodity, that may be involved in the Merger, or any related derivative instrument.
Under the terms of its engagement letter, Morgan Stanley provided Glu financial advisory services and an opinion, described in this section and attached to this proxy statement as Annex B-2, in connection with the Merger, and Glu has agreed to pay Morgan Stanley a fee of approximately $15 million for its services, $2 million of which has been paid following delivery of the opinion described in this section and attached as this proxy statement as Annex B-2 and the remainder of which is contingent upon the consummation of the Merger. Glu has also agreed to reimburse Morgan Stanley for its expenses, including fees of outside counsel and other professional advisors, incurred in connection with its engagement. In addition, Glu has agreed to indemnify Morgan Stanley and its affiliates, its and their respective officers, directors, employees and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses related to, arising out of or in connection with Morgan Stanley’s engagement, including certain liabilities under the federal securities laws.
In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley and its affiliates have provided financing services for Glu and have received aggregate fees of approximately $2.4 million in connection with such services. In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley and its affiliates have provided equity financing services for Electronic Arts and have received aggregate fees of approximately $1 million in connection with such services. Morgan Stanley may also seek to provide financial advisory and financing services to Electronic Arts and Glu and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Financial Projections
Glu does not as a matter of course publicly disclose long term projections as to future performance, operating income or other financial results. However, Glu’s management prepared three sets of projections through the year ending December 31, 2025 (collectively, the “Projections”) that were utilized in connection with the Merger, consisting of the Studio Plan, the Board Plan and the Sensitivity Case (each as described below). The Projections are included in this Proxy Statement only because (1) portions of the Projections were made available to Electronic Arts in connection with Electronic Arts’ due diligence review of Glu; (2) the Projections were made available to the Board in connection with its consideration of the Merger; and (3) the Projections were also made available to Goldman Sachs and Morgan Stanley, Glu’s financial advisors as more fully described below under the section captioned “— Opinions of Glu’s Financial Advisors.” The Projections are not included in this proxy statement to influence any stockholder to make any investment decision with respect to the Merger, including whether or not to seek appraisal rights with respect to the shares of Glu Common Stock.
The Projections are forward-looking statements. Important factors that may affect actual results and cause the Projections not to be achieved include, but are not limited to, the risks and uncertainties described below and those described in the section captioned “Forward-Looking Information.” Although the Projections are presented with numerical specificity, they reflect numerous estimates and assumptions made by Glu with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Glu’s business, all of which are difficult or impossible to predict accurately and many of which are beyond Glu’s control. The Projections reflect assumptions as to certain potential business decisions that are subject to change. Without limiting the generality of the foregoing, the Projections include assumptions relating to bookings from our game titles, including the contribution of new titles and key existing core titles, as well as levels of expenditures. The Projections cover several years and such information by its nature becomes less reliable with each successive year. The Projections were prepared on a standalone basis without giving effect to the Merger. Furthermore, the Projections do not take into account the effect of any failure of the Merger to be completed and should not be viewed as accurate or continuing in that context.
In the view of our management, the information in the Projections was prepared on a reasonable basis and reflected the best estimates and judgments available to our management at the time. However, this information is not fact and should not be relied upon as being necessarily indicative of future results. The Projections reflect subjective judgments and assumptions in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, the Projections constitute forward-looking information and are subject to many risks and uncertainties that could cause actual results to differ materially from the results forecasted in the Projections, including, but not limited to, our performance, industry performance, general business and economic conditions, our ability to develop new game titles and their market acceptance, changing consumer preferences, the impact of the announcement of the merger on Glu’s business and operating results, including the effect of the announcement of the merger on the ability of Glu to retain and hire key personnel and maintain relationships with players, partners and others with whom Glu does business; the occurrence of any circumstance or any other events that could give rise to the termination of the proposed transaction, or the failure to obtain Glu’s stockholder approval or failure to satisfy any other conditions precedent to consummate the proposed transaction, including the receipt of all necessary regulatory approvals on a timely basis or at all; risks that the pendency of the Merger disrupts current ongoing business operations; risks of litigation and/or regulatory actions related to the Merger; the impact of the COVID-19 pandemic and the easing of it; and the other risks set forth in our reports filed with the SEC. There can be no assurance that the Projections will be realized or that actual results will not be significantly higher or lower than forecast. In addition, the Projections will be affected by our ability to achieve strategic goals, objectives and targets over the applicable periods. The Projections cannot, therefore, be considered a guarantee of future operating results, and this information should not be relied on as such.
The inclusion of the Projections should not be regarded as an indication that Glu, Goldman Sachs, Morgan Stanley, any of their respective affiliates, officers, directors, advisors or other representatives or anyone who received this information then considered, or now considers, them a reliable prediction of future events, and this information should not be relied upon as such. The inclusion of the Projections herein should not be deemed an admission or representation by Glu that it views such Projections as material information. The inclusion of the Projections in this Proxy Statement should not be regarded as an indication that the Projections will necessarily be predictive of actual future events given the inherent risks and uncertainties associated with such long-range forecasts. No representation is made by Glu or any other person regarding the Projections or Glu’s ultimate performance compared to such information. The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information about Glu contained in its public filings with the SEC. For additional information, see the section captioned “Where You Can Find More Information.” In light of the foregoing factors, and the uncertainties inherent in the Projections, stockholders are cautioned not to place undue, if any, reliance on the Projections.
The Projections included in this document have been prepared by, and are solely the responsibility of, Glu’s management. Neither our independent auditor nor any other independent accountant has compiled, examined or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability.
Some of the Projections are “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with the published guidelines of the SEC regarding projections or accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.
Studio Plan
Our management prepared a financial plan through 2025 based on information and perspectives from Glu’s game development studios, which did not reflect adjustments for increased marketing spend for new title launches, and reflected planned contributions from new titles that were not risk-adjusted. This plan, which we refer to as the Studio Plan, was prepared in connection with our normal annual planning process for purposes of compensation planning and as a reference for our preparation of the Board Plan discussed below.
	2021E	2022E	2023E	2024E	2025E
Bookings(1)	$700	$854	$1,025	$1,210	$1,403
Gross profit	472	581	701	829	967
Total operating expenses	(356)	(411)	(473)	(558)	(647)
Net income	58	112	133	161	197
Adjusted EBITDA(2)	122	176	236	281	331
Stock-based compensation	(30)	(31)	(33)	(35)	(36)
Capital expenditures	(3)	(6)	(8)	(10)	(12)
Decrease (increase) in net working capital	(32)	7	(15)	(15)	(15)
Taxes(3)	(2)	0	(33)	(43)	(52)
Unlevered free cash flow (excluding NOL impact)(4)	39	117	139	172	208
Unlevered free cash flow (including NOL impact)(4)	56	146	147	179	215

(1)
Bookings is a non-GAAP financial measure that is equal to the total revenue we recognize in a given period, plus the net change in deferred revenue during the period.

(2)
Adjusted EBITDA is defined as GAAP income adjusted for changes in deferred revenue and changes in deferred platform commissions and changes in deferred royalties, and adding back depreciation, amortization of intangible assets and stock-based compensation. Adjusted EBITDA is a non-GAAP financial measure and is not intended to represent, or to be used, as a substitute for operating income and net income as a measure of operating performance or for cash flow from operations as a measure of liquidity.

(3)
Tax expense is net of the utilization of net operating losses generated in the past and in years in which net losses are projected, which are applied to offset projected taxable income.

(4)
Unlevered free cash flow consists of Adjusted EBITDA minus stock-based compensation, income tax provision, capital expenditures and plus or minus changes in net working capital. Unlevered free cash flow is a non-GAAP financial measure and is not intended to represent, or to be used, as a substitute for operating income and net income as a measure of operating performance or for cash flow from operations as a measure of liquidity. Unlevered free cash flow (excluding NOL impact) reflects application of Glu’s U.S. marginal tax rate to cash flow and excludes the impact of net operating loss carry forwards. Unlevered free cash flow (including NOL impact) reflects application of Glu’s U.S. effective tax rate to cash flow and includes the impact of the assumed utilization of net operating loss carry forwards.

Board Plan
Our management also prepared a financial plan through 2025 that reflected increased marketing spend for new title launches and reflected less optimistic assumptions regarding contributions from new titles and from key existing core titles. With respect to 2021, this plan, which we refer to as the Board Plan, was prepared in connection with our normal annual planning process, for purposes of corporate-level budgeting and cost planning and as a reference for developing external financial guidance, and in connection with the Board’s consideration of a potential acquisition of Glu and other strategic alternatives available to us.
	2021E	2022E	2023E	2024E	2025E
Bookings(1)	$680	$803	$931	$1,061	$1,189
Gross profit	460	542	634	728	819
Total operating expenses	(361)	(396)	(439)	(489)	(548)
Net income	43	95	119	142	167
Adjusted EBITDA(2)	104	153	202	247	281
Stock-based compensation	(30)	(31)	(33)	(35)	(36)
Capital expenditure	(6)	(6)	(8)	(10)	(12)
Decrease (increase) in net working capital	(10)	(12)	(11)	(11)	(10)
Taxes(3)	(2)	0	(20)	(38)	(45)
Unlevered free cash flow (including NOL impact)(4)	57	104	130	153	178

(1)
Bookings is a non-GAAP financial measure that is equal to the total revenue we recognize in a given period, plus the net change in deferred revenue during the period.

(2)
Adjusted EBITDA is defined as GAAP income adjusted for changes in deferred revenue and changes in deferred platform commissions and changes in deferred royalties, and adding back depreciation, amortization of intangible assets and stock-based compensation. Adjusted EBITDA is a non-GAAP financial measure and is not intended to represent, or to be used, as a substitute for operating income and net income as a measure of operating performance or for cash flow from operations as a measure of liquidity.

(3)
Tax expense is net of the utilization of net operating losses generated in the past and in years in which net losses are projected, which are applied to offset projected taxable income.

(4)
Unlevered free cash flow (including NOL impact) reflects application of Glu’s U.S. effective tax rate to cash flow and includes the impact of the assumed utilization of net operating loss carry forwards. The Board Plan did not include a projection of unlevered free cash flow that excluded the impact of net operating loss carry forwards.

Sensitivity Case
Our management also prepared a financial forecast through 2025 for use in connection with the Board’s evaluation of the Merger that took into greater consideration the risks and uncertainties facing Glu as an independent company, including the risks of timely developing and launching new titles, and achieving market acceptance and profitability for new games, continuing to enhance and monetize existing games, as well as other execution risks, industry risks (including the expected IDFA changes) and various macroeconomic risks. In particular, this forecast, which we refer to as the Sensitivity Case, assumed (i) that revenue growth would slow, and marketing and other user acquisition costs would increase as a percentage of bookings, in 2021 due to an assumption that consumer appetite for mobile games would decline with the easing of the COVID-19 pandemic, (ii) that commercial launch would be less, and market acceptance of new games would be less, than that reflected in the Board Plan, and (iii) that the year over year growth in bookings from our game titles generally would be less than that reflected in the Board Plan.
	2021E	2022E	2023E	2024E	2025E
Bookings(1)	$584	$637	$688	$736	$780
Gross profit	387	422	460	496	528
Total operating expenses	(305)	(326)	(349)	(367)	(384)
Net Income	44	56	68	70	78
Adjusted EBITDA(2)	88	102	116	134	150
Stock-based compensation	(30)	(31)	(33)	(35)	(36)
Capital expenditure	(6)	(6)	(8)	(10)	(12)
Decrease (increase) in net working capital	(3)	(4)	(4)	(4)	(4)
Taxes(3)	(2)	0	0	(15)	(21)
Unlevered free cash flow (excluding NOL impact)(4)	38	46	55	66	75
Unlevered free cash flow (including NOL impact)(4)	47	60	71	71	77

(1)
Bookings is a non-GAAP financial measure that is equal to the total revenue we recognize in a given period, plus the net change in deferred revenue during the period.

(2)
Adjusted EBITDA is defined as GAAP income adjusted for changes in deferred revenue and changes in deferred platform commissions and changes in deferred royalties, and adding back depreciation, amortization of intangible assets and stock-based compensation. Adjusted EBITDA is a non-GAAP financial measure and is not intended to represent, or to be used, as a substitute for operating income and net income as a measure of operating performance or for cash flow from operations as a measure of liquidity.

(3)
Tax expense is net of the utilization of net operating losses generated in the past and in years in which net losses are projected, which are applied to offset projected taxable income.

(4)
Unlevered free cash flow consists of Adjusted EBITDA minus stock-based compensation, income tax provision, capital expenditures and plus or minus changes in net working capital. Unlevered free cash flow is a non-GAAP financial measure and is not intended to represent, or to be used, as a substitute for operating income and net income as a measure of operating performance or for cash flow from operations as a measure of liquidity. Unlevered free cash flow (excluding NOL impact) reflects application of Glu’s U.S. marginal tax rate to cash flow and excludes the impact of net operating loss carry forwards. Unlevered free cash flow (including NOL impact) reflects application of Glu’s U.S. effective tax rate to cash flow and includes the impact of the assumed utilization of net operating loss carry forwards.
The Projections have not been updated or revised to reflect information or results after the date they were prepared or as of the date of this proxy statement, and except as required by applicable securities laws.
WE DO NOT INTEND TO UPDATE OR OTHERWISE REVISE THE PROJECTIONS OR THE SPECIFIC PORTIONS PRESENTED TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE UNDERLYING ASSUMPTIONS ARE SHOWN TO BE IN ERROR.
Interests of our Directors and Executive Officers in the Merger
When considering the recommendation of our Board that you vote to approve the proposal to adopt the Merger Agreement, you should be aware that our directors and executive officers have interests in the Merger in addition to their interests as Glu stockholders generally. These interests are described below and may be different from, or in conflict with, your interests as a Glu stockholder. Our Board members were aware of the material facts as to these additional interests, and considered them, among other matters, when they approved the Merger Agreement.
Treatment of Glu Equity Awards
Treatment of Glu Options
As of March 5, 2021, including Glu PSOs as converted into Glu Options as discussed below, there were vested Glu Options to purchase 11,614,411 shares of Glu Common Stock with an exercise price less than $12.50 per share, and unvested Glu Options to purchase 2,218,270 shares of Glu Common Stock with an exercise price less than $12.50 per share. Of these Glu Options, vested Glu Options covering 9,884,447 shares, and unvested Glu Options covering 1,018,500 shares were held by our directors and executive officers.
With respect to all outstanding Glu Options as of immediately prior to the Effective Time, at the Effective Time:
•
each vested Glu Option with a per share exercise price that equals or exceeds the Per Share Merger Consideration will be cancelled without payment of any consideration;

•
each vested Glu Option (or portion thereof and including any Glu PSO after giving effect to the conversion of Glu PSOs set forth below) with a per share exercise price that is less than the Per Share Merger Consideration will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (x) the aggregate number of Shares subject to such Glu Option multiplied by (y) the excess of the Per Share Merger Consideration over the applicable per share exercise price of such Glu Option, without interest and subject to any required withholding of taxes;

•
each unvested Glu Option (or portion thereof and including any Glu PSO after giving effect to the conversion of Glu PSOs set forth below) held by a continuing employee will be assumed by Electronic Arts and converted automatically at the Effective Time by multiplying the number of shares subject to the Glu Option by the Exchange Ratio (as defined in the Merger Agreement but generally understood to be a fraction, with the numerator being the Per Share Merger Consideration and the denominator being the average closing price of one share of Electronic Arts common stock on Nasdaq over the 10-trading day period immediately preceding the date on which the Effective Time occurs), rounded down to the nearest whole share, and the applicable per share exercise price of the Glu Option being divided by the Exchange Ratio, rounded up to the nearest whole cent, resulting in a corresponding option denominated in shares of common stock of Electronic Arts and subject to terms and conditions substantially identical to those in effect at the Effective Time; and

•
for each unvested Glu Option (or portion thereof) issued with performance-based metrics, terms or conditions (each, a “Glu PSO”) for which the performance period has not been completed as of the

Effective Time, the applicable performance metrics will, as of immediately prior to the Effective Time, be deemed achieved at “target” and be converted to a time-based vesting schedule that corresponds to each performance period.
Treatment of Glu RSUs
As of March 5, 2021, including Glu PSUs as converted to Glu RSUs as discussed below, there were 8,104,062 outstanding Glu RSUs, of which 2,511,625 Glu RSUs were held by our directors and executive officers.
With respect to all outstanding Glu RSUs as of immediately prior to the Effective Time, at the Effective Time:
•
each vested Glu RSU (or portion thereof and including any Glu PSU after giving effect to the conversion of Glu PSUs set forth below) will be cancelled and automatically converted into the right to receive the Per Share Merger Consideration, without interest and subject to any required withholding of taxes;

•
each unvested Glu RSU (or portion thereof and including any Glu PSU after giving effect to the conversion of Glu PSUs set forth below) held by a continuing employee will be assumed by Electronic Arts and converted automatically at the Effective Time by multiplying the number of shares subject to the Glu RSU by the Exchange Ratio, rounded down to the nearest whole share resulting in a corresponding restricted stock unit of Electronic Arts and subject to terms and conditions substantially identical to those in effect at the Effective Time;

•
for each unvested Glu RSU (or portion thereof) issued with performance-based metrics, terms or conditions (each, a “Glu PSU”) for which the performance period has not been completed as of the Effective Time, the applicable performance metrics will, as of immediately prior to the Effective Time, be deemed achieved at “target” or the equivalent of “target” if such concept is not included in the applicable Glu PSU, as determined by Glu’s board of directors (or a duly authorized committee thereof) and be converted to a time-based vesting schedule that corresponds to each performance period.

Payments with Respect to Equity Awards
The amounts described above with respect to vested Glu Options and vested Glu RSUs (to the extent not settled in shares prior to the Effective Time) will be paid as soon as practicable following the Effective Time (but in no event later than the later of the second regularly scheduled payroll date and the date that is 15 Business Days, in each case, after the Effective Time).
As of March 5, 2021, the last practicable date prior to the filing of this proxy statement, the estimated aggregate value of vested Glu Options and Glu RSUs held by our named executive officers is approximately $81,302,925. For an estimate of the amounts that may be paid or become payable to each of our named executive officers with respect to unvested equity awards in connection with the Merger, see the section captioned “— Quantification of Potential Payments and Benefits to our Named Executive Officers.” We have no executive officers other than our named executive officers. The foregoing amounts have been determined using the expected Per Share Merger Consideration of $12.50.
Equity Awards Held by Non-Employee Directors
Each outstanding and unvested Glu Option held by Glu’s non-employee directors that is outstanding and unvested as of immediately prior to the effective time of the Merger will be cancelled in exchange for the right to receive an amount in cash equal to the product of (x) the aggregate number of Shares subject to such Glu Option multiplied by (y) the excess of the Per Share Merger Consideration over the applicable per share exercise price of such Glu Option, without interest.
Each outstanding and unvested Glu RSU held by Glu’s non-employee directors that is outstanding and unvested as of immediately prior to the effective time of the Merger will be cancelled in exchange for the right to receive the Per Share Merger Consideration of $12.50 for each Share underlying such Glu RSU, without interest.

As of March 5, 2021, the assumed effective date of the Merger solely for purposes of this disclosure, the estimated aggregate value of the unvested Glu Options and Glu RSUs held by the non-employee directors is $1,785,006. The foregoing amounts have been determined using the expected Per Share Merger Consideration of $12.50.
Existing Agreements or Arrangements with our Executive Officers
Employment Agreements
Nick Earl
Mr. Earl, our President and Chief Executive Officer, is party to an at-will employment agreement with us effective as of November 10, 2016. Mr. Earl’s annual base salary is $475,000 and his target annual bonus is equal to 100% of his base salary, with a maximum annual bonus equal to 200% of his base salary.
If Mr. Earl terminates his employment based on an “involuntary termination” or his employment is terminated by us other than for “cause,” other than within 12 months after a “change of control” (as such terms are defined in the employment agreement with Mr. Earl, described above), then, subject to his execution and non-revocation of a general release of claims, Mr. Earl will be entitled to 12 months of his then-current annual base salary, payable in lump sum and up to 12 months of COBRA continuation coverage for him (and any eligible dependents).
Eric R. Ludwig
Mr. Ludwig, our Executive Vice President, Chief Operating Officer, and Chief Financial Officer, did not enter into an employment agreement with us. Mr. Ludwig is an at-will employee. Mr. Ludwig’s annual base salary is $375,000 and his target annual bonus is equal to 100% of his base salary with a maximum annual bonus equal to 200% of his base salary.
Chris Akhavan
Mr. Akhavan, our Senior Vice President of Business Development, Corporate Development and Advertising Revenue, did not enter into an employment agreement with us. Mr. Akhavan is an at-will employee. Mr. Akhavan’s annual base salary is $400,000 and his target annual bonus is equal to 40% of his base salary, with a maximum annual bonus equal to 80% of his base salary.
Becky Ann Hughes
Ms. Hughes, our Senior Vice President of Growth, did not enter into an employment agreement with us. Ms. Hughes is an at-will employee. Ms. Hughes’ annual base salary is $360,000 and her target annual bonus is equal to 90% of her base salary, with a maximum annual bonus equal to 180% of her base salary.
Scott J. Leichtner
Mr. Leichtner, our Vice President, General Counsel, and Corporate Secretary, did not enter into an employment agreement with us. Mr. Leichtner is an at-will employee. Mr. Leichtner’s annual base salary is $345,000 and his target annual bonus is equal to 50% of his base salary, with a maximum annual bonus equal to 100% of his base salary.
Change in Control Severance Agreements
Each of our named executive officers have entered into change in control severance agreements with us (the “CIC Agreements”). The CIC Agreements provide for certain payments and benefits upon a termination of employment by us or Electronic Arts other than for “cause” or by the executive based on an “involuntary termination,” each within 12 months following a “change of control” (as such terms are defined in the CIC Agreements) as described below. The Merger will constitute a change of control for purposes of the CIC Agreements. These payments and benefits are conditioned upon the executive signing a general release of claims.

Nick Earl
Pursuant to his CIC Agreement, Mr. Earl is eligible to receive 12 months of his then-current annual base salary, payable in a lump sum; an amount equal to his target annual bonus for the year in which termination occurs, payable in a lump sum; and up to 12 months of COBRA continuation coverage (for Mr. Earl and any eligible dependents). Mr. Earl is also eligible to receive full accelerated vesting of all of his outstanding, unvested equity awards subject to time-based vesting (after giving effect to the equity conversion discussed above under the section captioned “— Treatment of Glu Equity Awards”, whereby the performance metrics of each unvested Glu PSO and Glu PSU for which the performance period has not been completed as of the Effective Time will be deemed achieved at “target” and converted to a time-based vesting schedule that corresponds to such performance period); provided that the equity awards granted November 23, 2020 (other than the Glu PSU issued in lieu of a fiscal year 2021 bonus) are not eligible for acceleration upon an “involuntary termination” if it occurs prior to December 31, 2021, and during such time period would only be accelerated upon a termination of employment other than for “cause.” In addition, in the event of a termination of employment by us or Electronic Arts other than for “cause” or by the executive based on an “involuntary termination” within 12 months after a “change in control,” the Glu PSU granted to Mr. Earl on November 23, 2020 in lieu of a fiscal year 2021 annual bonus, will immediately terminate in full, and in lieu of any acceleration of such award, Mr. Earl will instead receive an amount equal to his annual target bonus as discussed above.
Eric R. Ludwig
Pursuant to his CIC Agreement, Mr. Ludwig is eligible to receive 12 months of his then-current annual base salary, payable in a lump sum; an amount equal to his target annual bonus for the year in which termination occurs, payable in a lump sum; and up to 12 months of COBRA continuation coverage (for Mr. Ludwig and any eligible dependents). Mr. Ludwig is also eligible to receive full accelerated vesting of all of his outstanding, unvested equity awards (after giving effect to the equity conversion discussed above under the section captioned “— Treatment of Glu Equity Awards”, whereby the performance metrics of each unvested Glu PSO and Glu PSU for which the performance period has not been completed as of the Effective Time will be deemed achieved at “target” and converted to a time-based vesting schedule that corresponds to such performance period); provided that the equity awards granted November 23, 2020 (other than the Glu PSU issued in lieu of a fiscal year 2021 bonus) are not eligible for acceleration upon an “involuntary termination” if it occurs prior to December 31, 2021, and during such time period would only be accelerated upon a termination of employment other than for “cause.” In addition, in the event of a termination of employment by us or Electronic Arts other than for “cause” or by the executive based on an “involuntary termination” within 12 months after a “change in control,” the Glu PSU granted to Mr. Ludwig on November 23, 2020 in lieu of a fiscal year 2021 annual bonus, will immediately terminate in full, and in lieu of any acceleration of such award, Mr. Ludwig will instead receive an amount equal to his annual target bonus as discussed above.
Chris Akhavan, Scott J. Leichtner, and Becky Ann Hughes
Pursuant to their respective CIC Agreements, each of Messrs. Akhavan and Leichtner, and Ms. Hughes is eligible to receive 6 months of his or her then-current annual base salary, payable in a lump sum; an amount equal to 50% of his or her target annual bonus for the year in which termination occurs, payable in a lump sum; and up to 6 months of COBRA continuation coverage (for the executive and any eligible dependents). Each of Messrs. Akhavan and Leichtner and Ms. Hughes is also eligible to receive partial accelerated vesting of his or her outstanding, unvested equity awards (after giving effect to the equity conversion discussed above under the section captioned “— Treatment of Glu Equity Awards”, whereby the performance metrics of each unvested Glu PSO and Glu PSU for which the performance period has not been completed as of the Effective Time will be deemed achieved at “target” and converted to a time-based vesting schedule that corresponds to such performance period), such that any unsatisfied time-based vesting condition is deemed satisfied with respect to an additional 36 months; provided that the equity awards granted November 23, 2020 are not eligible for acceleration upon an “involuntary termination” if it occurs prior to December 31, 2021, and during such time period would only be accelerated upon a termination of employment by us other than for “cause.”

New Arrangements between our Executive Officers and Electronic Arts
No new employment arrangements were entered into between any of our named executive officers and Electronic Arts in connection with the execution of the Merger Agreement.
Other Arrangements between Our Executive Officers and Electronic Arts
As of the date of this proxy statement, none of our executive officers have entered into, or committed to enter into, any arrangements or other understandings regarding continued employment or service to Electronic Arts following the Merger. While it is possible that Electronic Arts may enter to into such arrangements in the future, at this time there can be no assurance that Electronic Arts will enter into any employment or other arrangements with our management, or if so, of the terms and conditions of any such arrangements.
Insurance and Indemnification of Directors and Executive Officers
The Merger Agreement provides for indemnification and exculpation rights with respect to liabilities for acts or omissions occurring at or prior to the Effective Time, as well as related advancement of expenses and insurance rights, in favor of the present and former directors and officers of us and our subsidiaries (collectively, “Indemnified Parties”). Specifically, the Surviving Corporation shall (and Electronic Arts shall cause the Surviving Corporation to) indemnify and advance expenses to the Indemnified Parties with respect to any pending or threatened proceeding solely to the extent arising out of or relating to any actions or omissions of such Indemnified Person in their capacity as an officer or director occurring before the Effective Time, in each case to the fullest extent that Glu would have been permitted under applicable law. For a period of six years from the Effective Time, the certificate of incorporation and bylaws of the Surviving Corporation must contain provisions no less favorable with respect to exculpation, indemnification or advancement of expenses with respect to our present and former directors and officers for periods at or prior to the Effective Time than those set forth in our organizational documents as of the date of the Merger Agreement.
The Merger Agreement also provides that, for a period of six years after the Effective Time, the Surviving Corporation will maintain in full force and effect our current insurance coverage with respect to our directors and/or officers. We will, prior to the Effective Time, bind and purchase runoff insurance coverage of our current policy of directors’ and officers’ liability insurance for a period of six years from the Effective Time. If the annual premium for such insurance coverage is in excess of 300% of the last annual premium paid prior to the date of the Merger Agreement, the Surviving Corporation will be obligated to obtain the broadest insurance as possible for an annual premium equal to 300% of the last annual premium paid prior to the date of the Merger Agreement.
Quantification of Potential Payments and Benefits to our Named Executive Officers
In accordance with Item 402(t) of Regulation S-K, the below table sets forth the amount of payments and benefits that each of our named executive officers would or may receive in connection with the Merger. The payments and benefits described below are calculated based on each named executive officer’s existing employment and equity arrangements with us. Please note that the amounts reported below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions described in footnotes to the table. For example, we have assumed that:
(i)
the relevant price per share of Glu Common Stock is $12.50, which is equal to the Per Share Merger Consideration;

(ii)
the Effective Time is March 5, 2021, the latest practicable date prior to the filing of this proxy statement; and

(iii)
except where otherwise described below, each named executive officer experiences a “double-trigger” qualifying termination (as applicable, a termination without “cause” or resignation based on an “involuntary termination”), in either case immediately following such time.

The actual amounts payable to our named executive officers will depend on whether the named executive officer experiences a qualifying termination, the type of qualifying termination, the date of termination (if any) and the terms of the plans or agreements in effect at such time, and accordingly may differ materially from the amounts set forth below.
Golden Parachute Compensation
Named Executive Officer	Cash($)(1)	Equity Awards($)(2)	Heath Insurance Premiums($)(3)	Total($)
Nick Earl	$950,000	$16,717,109	$20,467	$17,687,576
Eric R. Ludwig	$750,000	$8,527,252	$33,607	$9,310,859
Chris Akhavan	$280,000	$2,952,519	$5,332	$3,237,851
Becky Ann Hughes	$342,000	$3,658,382	$7,598	$4,007,980
Scott J. Leichtner	$258,750	$2,437,254	$11,514	$2,707,518

(1)
Cash. Pursuant to their respective CIC Agreements with Glu, upon a termination without “cause” or an “involuntary termination,” as defined in the CIC Agreements, the named executive officer will be eligible to receive a severance payment equal to 6 months of base salary (12 months in the case of Messrs. Earl and Ludwig), plus 50% (100% in the case of Messrs. Earl and Ludwig) of his or her target annual bonus for the year in which termination occurs, payable in a lump sum. The following table separately shows the base salary and bonus components of the cash severance.

Named Executive Officer	Base Salary Component of Severance($)	Bonus Component of Severance($)	Total($)
Nick Earl	$475,000	$475,000	$950,000
Eric R. Ludwig	$375,000	$375,000	$750,000
Chris Akhavan	$200,000	$80,000	$280,000
Becky Ann Hughes	$180,000	$162,000	$342,000
Scott J. Leichtner	$172,500	$86,250	$258,750

(2)
Equity Awards. Pursuant to their respective CIC Agreements with Glu, upon a termination without “cause” or an “involuntary termination,” as defined in the CIC Agreements, each of Messrs. Earl and Ludwig will be eligible to receive full acceleration of any outstanding unvested equity awards (after giving effect to the equity conversion discussed above under the section captioned “— Treatment of Glu Equity Awards”, whereby the performance metrics of each unvested Glu PSO and Glu PSU for which the performance period has not been completed as of the Effective Time will be deemed achieved at “target” and converted to a time-based vesting schedule that corresponds to such performance period); provided, however, the Glu PSUs granted to Messrs. Earl and Ludwig on November 23, 2020 in lieu of a fiscal year 2021 annual bonus are not included because they will immediately terminate in full, and in lieu of any acceleration of such award, each of Messrs. Earl and Ludwig will instead receive an amount equal to his annual target bonus as included under “Cash” in the table above. The other equity awards granted to Messrs. Earl and Ludwig on November 23, 2020 are not eligible for acceleration upon an “involuntary termination” if it occurs prior to December 31, 2021, and during such time period would only be accelerated upon a termination of employment by us other than for “cause.”

Pursuant to their respective CIC Agreements with Glu, upon a termination without “cause” or an “involuntary termination,” as defined in the CIC Agreements, each of Messrs. Akhavan and Leichtner, and Ms. Hughes, will be eligible to receive partial accelerated vesting of his or her outstanding, unvested equity awards (after giving effect to the equity conversion discussed above under the section captioned “— Treatment of Glu Equity Awards”, whereby the performance metrics of each unvested Glu PSO and Glu PSU for which the performance period has not been completed as of the Effective Time will be deemed achieved at “target” and converted to a time-based vesting schedule that corresponds to such performance period), such that any unsatisfied time-based vesting condition is deemed satisfied with respect to an additional 36 months.

The equity awards granted to Messrs. Akhavan and Leichtner, and Ms. Hughes on November 23, 2020 are not eligible for acceleration upon an “involuntary termination” if it occurs prior to December 31, 2021, and during such time period would only be accelerated upon a termination of employment by us other than for “cause.” The following table sets forth the value of each type of unvested equity award held by our named executive officers, calculated based on the Per Share Merger Consideration, and assumes (i) that any Glu Options with a per share exercise price that equals or exceeds the Per Share Merger Consideration will be cancelled for no consideration, (ii) that value of the unvested Glu Options and Glu RSUs is calculated after giving effect to the equity conversion discussed above under the section captioned “— Treatment of Glu Equity Awards”, whereby the performance metrics of each unvested Glu PSO and Glu PSU for which the performance period has not been completed as of the Effective Time will be deemed achieved at “target” and converted to a time-based vesting schedule that corresponds to such performance period, (iii) the Glu PSUs granted to Messrs. Earl and Ludwig on November 23, 2020 in lieu of a fiscal year 2021 annual bonus are not included in because they will immediately terminate in full, and (iv) in lieu of any acceleration of such award, Messrs. Earl and Ludwig will instead receive amount equal to his annual target bonus as included under “Cash” in the table above.
Named Executive Officer	Value of Unvested Stock Options($)	Value of Unvested RSUs($)	Total($)
Nick Earl	$3,048,959	$13,668,150	$16,717,109
Eric R. Ludwig	$1,482,227	$7,045,025	$8,527,252
Chris Akhavan	$708,894	$2,243,625	$2,952,519
Becky Ann Hughes	$196,457	$3,461,925	$3,658,382
Scott J. Leichtner	$427,591	$2,009,663	$2,437,254

(3)
Health Insurance Premiums. Pursuant to their respective CIC Agreements with Glu, upon a termination without “cause” or an “Involuntary Termination,” as defined in the CIC Agreements, the named executive officer will be eligible to receive up to 6 months (12 months in the case of Messrs. Earl and Ludwig) of COBRA continuation coverage (for the executive and any eligible dependents).

Treatment of the Employee Stock Purchase Plan
Our 2007 Employee Stock Purchase Plan (the “ESPP”) will terminate as of or immediately prior to the Effective Time. The final offering period of the ESPP ended February 19, 2021, and all future periods have been indefinitely suspended. No participant may elect to participate in the ESPP after the date of the Merger Agreement and no participant was permitted to increase the percentage amount of his or her payroll deduction election from that in effect on the date of the Merger Agreement. The amount of the accumulated contributions of each participant under the ESPP was used to purchase shares of Glu Common Stock on February 19, 2021, the purchase date of the final offering period, in accordance with the terms and conditions of the ESPP.
Financing of the Merger
Electronic Arts’ and Merger Sub’s obligations under the Merger Agreement are not conditioned on the receipt or availability of any funds, or subject to any financing condition. Electronic Arts intends to finance the transaction using its cash on hand and has represented to us in the Merger Agreement that it has sufficient cash resources to pay the aggregate Per Share Merger Consideration.
Closing and Effective Time
The Closing will take place as promptly as practicable, but in any event no later than the third Business Day after the satisfaction or waiver in accordance with the Merger Agreement of all the conditions to Closing (as described under the section captioned “The Merger Agreement — Conditions to the Closing of the Merger”), other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted by the Merger Agreement) of all conditions at the Closing.

Concurrently with the Closing, Electronic Arts and Glu will cause a certificate of merger to be executed, acknowledged and delivered to the Office of the Secretary of State of the State of Delaware for filing, all in accordance with the applicable provisions of the DGCL. The Merger will become effective on such date and at such time as when the certificate of merger has been received for filing by the Secretary of State of the State of Delaware or at such later time and date as may be agreed by Electronic Arts, Glu, and Merger Sub in writing and specified in the certificate of merger.
Appraisal Rights
If the Merger is completed, stockholders who do not vote or submit a proxy in favor of the adoption of the Merger Agreement, who properly demand and perfect their appraisal rights, who do not withdraw such demand and who continuously hold such shares through the Effective Time will be entitled to appraisal rights in connection with the Merger under Section 262 of the DGCL.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which is attached to this proxy statement as Annex C and incorporated herein by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL. All references in Section 262 of the DGCL and in this summary to a “stockholder” or a “holder of shares” are to the record holder of shares of Glu Common Stock unless otherwise noted herein. Only a holder of record of shares of Glu Common Stock is entitled to demand appraisal rights for the shares registered in that holder’s name. A person having a beneficial interest in shares of Glu Common Stock held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.If you hold your shares of Glu Common Stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee.
Any stockholder contemplating the exercise of such appraisal rights should review carefully the provisions of Section 262 of the DGCL, which is attached hereto as Annex C, particularly the procedural steps required to properly demand and perfect such rights. Failure to follow the steps required by Section 262 of the DGCL for demanding and perfecting appraisal rights may result in the loss of such rights.
Under Section 262 of the DGCL, holders of shares of Glu Common Stock who (1) do not vote or submit a proxy in favor of the adoption of the Merger Agreement; (2) continuously are the record holders of such shares through the Effective Time; (3) follow the procedures set forth in Section 262 of the DGCL; and (4) do not thereafter withdraw their demand for appraisal of such shares or otherwise lose their appraisal rights, in each case in accordance with the DGCL, will be entitled to have their shares of Glu Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the amount determined by the Delaware Court of Chancery to be the “fair value” of the shares of Glu Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined to be the fair value. However, the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of shares of Glu Common Stock who are otherwise entitled to appraisal rights unless (x) the total number of shares for which appraisal rights have been demanded and perfected exceeds 1% of the outstanding shares of Glu Common Stock as measured in accordance with subsection (g) of Section 262 of the DGCL or (y) the value of the aggregate Per Share Merger Consideration in respect of such shares exceeds $1,000,000. We refer to these conditions as the “ownership thresholds.” Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period; provided, however, that at any time before the Delaware Court of Chancery enters judgment in the appraisal proceeding, the Surviving Corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case any such interest will accrue after the time of such payment only on the amount that equals the sum of (1) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at such time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the $12.50 per share consideration payable pursuant to the Merger Agreement if they did not seek appraisal of their shares.
Under Section 262 of the DGCL, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the special meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This proxy statement constitutes our notice to stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 of the DGCL is attached to this proxy statement as Annex C, in compliance with the requirements of Section 262 of the DGCL. In connection with the Merger, any holder of shares of Glu Common Stock who wishes to exercise appraisal rights or who wishes to preserve such holder’s right to do so should review Annex C carefully. Failure to strictly comply with the requirements of Section 262 of the DGCL in a timely and proper manner may result in the loss of appraisal rights under the DGCL. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of Glu Common Stock, we believe that if a stockholder considers exercising such rights, that stockholder should seek the advice of legal counsel and financial advisors. A stockholder who effectively withdraws or loses his, her or its appraisal rights, as provided in the DGCL, will be entitled to receive the Per Share Merger Consideration as described in the Merger Agreement, but without interest.
Stockholders wishing to exercise the right to seek an appraisal of their shares of Glu Common Stock must fully comply with Section 262 of the DGCL, which means doing, among other things, ALL of the following:
•
the stockholder must not vote or submit a proxy in favor of the proposal to adopt the Merger Agreement;

•
the stockholder must deliver to us a written demand for appraisal before the vote on the Merger Agreement at the special meeting;

•
the stockholder must continuously hold his, her or its shares of Glu Common Stock from the date of making the demand through the Effective Time (a stockholder will lose appraisal rights if the stockholder transfers the shares before the Effective Time); and

•
the stockholder or the Surviving Corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the Effective Time. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.

In addition, one of the ownership thresholds must be met.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the Merger Agreement, a stockholder who votes by submitting a proxy and who wishes to exercise appraisal rights must not return a blank proxy, but rather must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or to abstain from voting on the adoption of the Merger Agreement.
You should be aware that an investment banking opinion as to the fairness from a financial point of view of the consideration to be received in a sale transaction, such as the Merger, is not an opinion as to fair value under Section 262 of the DGCL. Although we believe that the Per Share Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Per Share Merger Consideration. Moreover, none of Glu, Electronic Arts or Merger Sub anticipates offering more than the Per Share Merger Consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the “fair value” of a share of Glu Common Stock is less than the Per Share Merger Consideration.
Filing Written Demand
Any holder of shares of Glu Common Stock wishing to exercise appraisal rights must deliver to us, before the vote on the adoption of the Merger Agreement at the virtual special meeting, a written demand for the appraisal of the stockholder’s shares, and that stockholder must not vote or submit a proxy in favor of the adoption of the Merger Agreement.
A holder of shares of Glu Common Stock exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the Effective Time. The demand must reasonably inform us of the identity of the holder and state that the person intends thereby to demand appraisal of the holder’s shares in connection with the Merger. A proxy that is submitted and does not contain voting instructions will, unless timely revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting on the adoption of the Merger Agreement. Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. A proxy or vote against the adoption of the Merger Agreement will not constitute a demand. A stockholder’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the virtual special meeting may constitute a waiver of appraisal rights.
Only a holder of record of shares of Glu Common Stock is entitled to demand appraisal rights for the shares registered in that holder’s name. A demand for appraisal in respect of shares of Glu Common Stock issued and outstanding immediately prior to the Effective Time should be executed by or on behalf of the holder of record, fully and correctly, as his, her or its name appears on his, her or its stock certificates, and must state that such person intends thereby to demand appraisal of his, her or its shares of Common Stock issued and outstanding immediately prior to the Effective Time in connection with the Merger. If the shares of Glu Common Stock are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner in such capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A record holder, such as a broker who holds shares of Glu Common Stock as nominee for several beneficial owners, may exercise appraisal rights with respect to the shares of Glu Common Stock issued and outstanding immediately prior to the Effective Time held for one or more beneficial owners while not exercising such rights with respect to the shares of Glu Common Stock held for other beneficial owners; in such case, however, the written demand should set forth the number of shares of Glu Common Stock issued and outstanding immediately prior to the Effective Time as to which appraisal is sought and where no number of shares of Common Stock is expressly mentioned the demand will be presumed to cover all shares of Common Stock which are held in the name of the record owner. Stockholders who hold their shares of Glu Common Stock in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.
A beneficial owner of shares of Glu Common Stock held in “street name” who desires appraisal should take such actions as may be necessary to ensure that a timely and proper demand for appraisal is made by the record holder of such shares. Shares held through brokerage firms, banks and other financial institutions are frequently deposited with and held of record in the name of a nominee of a central security depository, such as Cede & Co. Any beneficial holder desiring appraisal who holds shares through a brokerage firm, bank or other financial institution is responsible for ensuring that the demand for appraisal is made by the record holder. The beneficial holder of such shares should instruct such firm, bank or institution that the demand for appraisal be made by the record holder of the shares, which may be the nominee of a central security depository if the shares have been so deposited. As required by Section 262 of the DGCL, a demand for appraisal must reasonably inform us of the identity of the holder(s) of record (which may be a nominee as described above) and of such holder’s intention to seek appraisal of such shares.

ONLY A HOLDER OF RECORD OF SHARES OF GLU COMMON STOCK IS ENTITLED TO DEMAND APPRAISAL RIGHTS FOR THE SHARES REGISTERED IN THAT HOLDER’S NAME. STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE OR BANK ACCOUNTS OR OTHER NOMINEE FORMS AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BANK, BROKER OR OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKER OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKER OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
All written demands for appraisal pursuant to Section 262 of the DGCL should be mailed or delivered to:
Glu Mobile Inc.
Attention: Corporate Secretary
875 Howard Street, Suite 100
San Francisco, California 94103
Any holder of shares of Glu Common Stock who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to us a written withdrawal of the demand for appraisal and an acceptance of the Merger. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time will require written approval of the Surviving Corporation. Once a petition for appraisal is filed, no appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. However, notwithstanding the foregoing, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such stockholder’s demand for appraisal and accept the terms offered upon the Merger within 60 days after the Effective Time.
Notice by the Surviving Corporation
If the Merger is completed, within ten days after the Effective Time, the Surviving Corporation must notify each holder of shares of Glu Common Stock who has made a written demand for appraisal in accordance with Section 262 of the DGCL and who has not voted in favor of the adoption of the Merger Agreement that the Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, the Surviving Corporation or any holder of shares of Glu Common Stock who has complied with Section 262 of the DGCL and is entitled to appraisal rights, under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares held by all our stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and holders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Glu Common Stock. Accordingly, any holders of shares of Glu Common Stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Glu Common Stock within the time and in the manner prescribed in Section 262 of the DGCL. The failure of a holder of Glu Common Stock to file such a petition within the period specified in Section 262 of the DGCL could nullify the stockholder’s previous written demand for appraisal.
Within 120 days after the Effective Time, any holder of shares of Glu Common Stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the Merger Agreement and with respect to which we have received demands for appraisal, and the aggregate number of holders of such shares. The Surviving Corporation must mail this statement to the requesting stockholder within ten days after receipt of the written request for such a statement or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the Surviving Corporation the foregoing statement. As noted above, however, the demand for appraisal can only be made by a stockholder of record.
If a petition for an appraisal is duly filed by a holder of shares of Glu Common Stock and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated, within 20 days after such service, to file with the Delaware Register in Chancery a duly verified list (the “Verified List”) containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all of the stockholders shown on the Verified List at the addresses stated therein. Such notice will also be published at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication determined by the Delaware Court of Chancery. The costs of these notices are borne by the Surviving Corporation.
After notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded appraisal of their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss that stockholder from the proceedings. The Delaware Court of Chancery will dismiss appraisal proceedings as to all our stockholders who are otherwise entitled to appraisal rights unless (1) the total number of shares for which appraisal rights have been demanded and perfected exceeds 1% of the outstanding shares of Glu Common Stock as measured in accordance with subsection (g) of Section 262 of the DGCL or (2) the value of the aggregate Per Share Merger Consideration in respect of such shares exceeds $1,000,000.
Determination of Fair Value
After the Delaware Court of Chancery determines the stockholders entitled to an appraisal, the appraisal proceeding will be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Glu Common Stock subject to appraisal, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Upon application by the Surviving Corporation or by any stockholder entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any holder of shares whose name appears on the Verified List and, if such shares are represented by certificates and if so required, who has submitted such stockholder’s certificates of stock to the Delaware Register in Chancery, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights or that neither of the ownership thresholds is met. The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, on the amount determined to be the fair value by the Surviving Corporation to the stockholders entitled thereto. Payment will be made to each such stockholder, in the case of holders of uncertificated stock, forthwith, and in the case of holders of shares represented by certificates, upon the surrender to the Surviving Corporation of the certificate(s) representing such stock. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced. Unless the court in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the Surviving Corporation has the right, at any point prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each stockholder seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL during the period between the Effective Time and the date of payment of the judgment, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In Dell, Inc. v. Magnetar Global Event Driven Master Fund Ltd., 177 A.3d 1 (Del. 2017) and DFC Global Corp. v. Muirfield Value Partners, L.P., 172 A.3d 346 (Del. 2017), the Delaware Supreme Court declined to adopt a presumption favoring reliance upon the deal price in determining fair value, but noted that the deal price is one of the relevant factors to be considered, and can often be the best evidence of fair value in arm’s-length mergers with a robust sales process.
Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a Merger is not an opinion as to, and may not in any manner address, “fair value” under Section 262 of the DGCL. Although we believe that the Per Share Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Per Share Merger Consideration. Neither we nor Electronic Arts anticipates offering more than the Per Share Merger Consideration to any stockholder exercising appraisal rights, and we and Electronic Arts each reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262 of the DGCL, the “fair value” of a share of Glu Common Stock is less than the Per Share Merger Consideration. If a petition for appraisal is not timely filed or if neither of the ownership thresholds is met, then the right to an appraisal will cease.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to appraisal. In the absence of such an order, each party bears its own expenses.
If any stockholder who demands appraisal of his, her or its shares of Glu Common Stock under Section 262 of the DGCL fails to perfect, or loses or successfully withdraws, such holder’s right to appraisal, as provided in the DGCL, the stockholder’s shares of Glu Common Stock will no longer be entitled to an appraisal under Section 262 of the DGCL and will instead be deemed to have been converted at the Effective

Time into the right to receive the consideration payable in the Merger, without interest and subject to any applicable withholding taxes. A stockholder will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time, if neither of the ownership thresholds is met or if the stockholder delivers to the Surviving Corporation a written withdrawal of the holder’s demand for appraisal and an acceptance of the consideration payable in the Merger in accordance with Section 262 of the DGCL, except that any such attempt to withdraw made more than 60 days after the Effective Time will require the written approval of the Surviving Corporation.
From and after the Effective Time, no stockholder who has duly demanded appraisal rights will be entitled to vote such shares of Glu Common Stock subject to such demand for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of Glu Common Stock, if any, payable to stockholders as of a time prior to the Effective Time.
Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the loss of a stockholder’s statutory appraisal rights, in which event a holder of Glu Common Stock will be entitled to receive the Per Share Merger Consideration. Consequently, any stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
Accounting Treatment
The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders of shares of Glu Common Stock whose shares are converted into the right to receive cash at closing pursuant to the Merger. This discussion is based upon the United States Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder (the “Code”), Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of Glu Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).
This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:
•
tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as, for example, financial institutions; tax-exempt organizations; holders who acquired Glu Common Stock through a 401(k), deferred compensation plan or retirement plan; S corporations; any entities or arrangements classified as partnerships or pass-through entities for U.S. federal income tax purposes or investors in such pass-through entities; insurance companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; entities that are “controlled foreign corporations” or “passive investment companies” for U.S. federal income tax purposes; Non-U.S. Holders that hold, directly or constructively (or that held, directly or constructively, at any time during the five-year period ending on the date of the merger), 5% or more of the outstanding Glu Common Stock; or certain former citizens or long-term residents of the United States;

•
tax consequences to holders who hold their common stock as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

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tax consequences to holders that received their shares of Glu Common Stock pursuant to the exercise of Glu Options or other compensation arrangements;

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tax consequences to holders who hold their Glu Common Stock as “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” as defined in Section 1244 of the Code;

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tax consequences to holders exercising appraisal rights;

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tax consequences to holders who own an equity interest, actually or constructively, in Electronic Arts or the Surviving Corporation following the Merger;

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tax consequences to U.S. Holders whose “functional currency” is not the U.S. dollar;

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tax consequences to holders who hold their Glu Common Stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

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any U.S. federal estate, gift or alternative minimum tax consequences; or

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any state, local or non-U.S. tax consequences.

If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Glu Common Stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of Glu Common Stock and partners therein should consult their tax advisors regarding the consequences of the Merger.
No opinion of counsel or ruling from the IRS has been or will be obtained regarding the U.S. federal income tax consequences of the Merger described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court.
A HOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Glu Common Stock that is for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust (1) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code; or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

The receipt of cash by a U.S. Holder in exchange for shares of Glu Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to certain limitations. If a U.S. Holder acquired different blocks of Glu Common Stock at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Glu Common Stock.
A surtax of up to 3.8% applies to so-called “net investment income” of certain U.S. citizens and residents, and to undistributed “net investment income” of certain estates and trusts. Net investment income generally includes any gain recognized on the receipt of cash in exchange for shares of Glu Common Stock pursuant to the Merger. U.S. Holders should consult their own tax advisors regarding the applicability of this tax to any gain recognized pursuant to the Merger.

Non-U.S. Holders
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares of Glu Common Stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.
Any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:
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the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or a fixed base maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax in the same manner as a U.S. Holder at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable income tax treaty);

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such Non-U.S. Holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year that includes the Merger, and certain other specified conditions are met, in which case such gain generally will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty); or

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we are or have been a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (“USRPHC”) at any time within the shorter of the five-year period ending on the date of completion of the Merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of Glu Common Stock (the “relevant period”) and, assuming (as we expect) that shares of Glu Common Stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns (or is deemed to own pursuant to certain attribution rules) more than five percent of all Glu Common Stock or at any time during the relevant period, in which case such gain with respect to shares of Glu Common Stock generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. Although no assurances can be given in this regard, we believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the Merger.

Information Reporting and Backup Withholding
Information reporting and backup withholding (currently at a rate of 24%) may apply to proceeds received by a holder pursuant to the Merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or a successor form), (2) a Non-U.S. Holder that provides a certification of such holder’s foreign status on the appropriate series of IRS Form W-8 (or a successor form), or (3) a holder that otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS. Each holder should consult such holder’s own tax advisor regarding the information reporting and backup withholding tax rules.
THE DISCUSSION SET FORTH ABOVE IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES RELEVANT TO HOLDERS OF GLU COMMON STOCK. THE TAX CONSEQUENCES OF THE MERGER MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. YOU SHOULD CONSULT YOUR TAX ADVISOR CONCERNING THE U.S. FEDERAL, STATE, LOCAL, NON-U.S. INCOME OR OTHER TAX CONSEQUENCES OF THE MERGER TO YOU.
Regulatory Approvals Required for the Merger
In the Merger Agreement, Electronic Arts and Glu agree, and Electronic Arts and Glu each agree to use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the Merger and the transactions contemplated thereby as promptly as practicable (but in no event later than August 7,

2021), including taking all actions necessary (i) to obtain all governmental authorizations required for the consummation of the Merger, (ii) to effect all such necessary registrations and filings with the governmental authorities in order to consummate and make effective the Merger and related transactions, (iii) to comply with all requirements under applicable law that may be imposed on it with respect to the Merger Agreement, the Merger and the other related transactions and (iv) to avoid a proceeding by any governmental authority with respect to the Merger Agreement, the Merger or the other related transactions or to defend or contest any proceedings, whether judicial or administrative, brought under, pursuant to or relating to any regulatory law challenging the Merger Agreement or the consummation of the transactions contemplated thereby.
Antitrust Laws
HSR Act.   The Closing is subject to expiration or termination of the applicable waiting period under the HSR Act and the rules thereunder. Under the HSR Act and the rules thereunder, the Merger may not be completed unless certain information has been furnished to the Antitrust Division of the U.S. Department of Justice and to the Federal Trade Commission and the applicable waiting period expires or is terminated. The HSR Act requires the parties to observe a 30-day waiting period (“initial HSR 30-day waiting period”), during which time the Merger may not be consummated, unless that initial HSR 30-day waiting period is terminated early. If, before the expiration of the initial HSR 30-day waiting period, the Antitrust Division of the U.S. Department of Justice or the Federal Trade Commission issues a request for additional information, the parties may not consummate the transaction until 30 days after Electronic Arts and Glu have each substantially complied with such request for additional information (unless this period is shortened pursuant to a grant of early termination or extended by agreement between the parties and the relevant antitrust agency). On February 23, 2021, Electronic Arts and Glu filed our respective notification and report forms pursuant to the HSR Act with the Antitrust Division of the U.S. Department of Justice and the Federal Trade Commission.
At any time before or after the Effective Time, the Federal Trade Commission, the Antitrust Division of the U.S. Department of Justice, state attorneys general or private parties can file suit under the antitrust laws to enjoin consummation of the Merger, to impose conditions on the Merger, or to require divestitures.
Austria.   Section 10 of the Austrian Cartel Act requires Electronic Arts and Glu to file a notification with the Federal Competition Authority (“FCA”) in Austria and provides that the transaction shall not be consummated until a four week waiting period from submission of a complete notification to the FCA, or in case of an in-depth investigation, an additional waiting period of five months, has expired or otherwise terminated. Electronic Arts filed the notice on behalf of itself and Glu on February 25, 2021.
Other Regulatory Approvals
One or more governmental agencies may impose a condition, restriction, qualification, requirement or limitation when it grants the necessary approvals and consents. Third parties may also seek to intervene in the regulatory process or litigate to enjoin or overturn regulatory approvals, any of which actions could significantly impede or even preclude obtaining required regulatory approvals. There is currently no way to predict how long it will take to obtain all of the required regulatory approvals or whether such approvals will ultimately be obtained and there may be a substantial period of time between the approval by stockholders and the completion of the Merger.
Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the Merger, including the requirement to divest assets, or require changes to the terms of the Merger Agreement. These conditions or changes could result in the conditions to the Merger not being satisfied.
Effect on Glu if the Merger Is Not Completed
If the Merger Agreement is not adopted by our stockholders or if the Merger is not completed for any other reason, our stockholders will not receive any payment for their shares of Glu Common Stock. Instead, we will remain a stand-alone public company, Glu Common Stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act and we will continue to file periodic reports with the SEC. In addition, if the Merger is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which we operate and risks related to adverse economic conditions.
Furthermore, if the Merger is not completed, and depending on the circumstances that caused the Merger not to be completed, the price of Glu Common Stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of Glu Common Stock would return to the price at which it trades as of the date of this proxy statement.
Accordingly, if the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Glu Common Stock. If the Merger is not completed, our Board will continue to evaluate and review our business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate. If the Merger Agreement is not adopted by our stockholders or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to our Board will be offered or that our business, prospects or results of operation will not be adversely impacted.
Vote Required and Board Recommendation
The Merger Agreement must be adopted by the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter. If you abstain from voting, fail to cast your vote, at the virtual special meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement.
Our Board has unanimously approved the Merger Agreement and determined that the Merger Agreement and the Merger are fair to and in the best interests of our stockholders.
Our Board unanimously recommends that you vote “FOR” the proposal to adopt the Merger Agreement.

THE MERGER AGREEMENT
Explanatory Note Regarding the Merger Agreement
The following summary describes certain material provisions of the Merger Agreement. This summary and summaries elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger. The rights and obligations of the Parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement. Capitalized terms used in this section but not defined in this proxy statement have the meaning ascribed to them in the Merger Agreement.
The representations, warranties, covenants and agreements described below and included in the Merger Agreement (1) were made only for purposes of the Merger Agreement and as of specific dates; (2) were made solely for the benefit of the Parties to the Merger Agreement; and (3) may be subject to important qualifications, limitations and supplemental information agreed to by Glu, Electronic Arts and Merger Sub in connection with negotiating the terms of the Merger Agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to reports and documents filed with the SEC and in some cases were qualified by confidential matters disclosed to Electronic Arts and Merger Sub by Glu in connection with the Merger Agreement. In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating contractual risk between Glu, Electronic Arts and Merger Sub rather than to establish matters as facts, and may be subject to standards of materiality applicable to such Parties that differ from those applicable to investors. Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Glu, Electronic Arts or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after February 8, 2021. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of Glu, Electronic Arts and Merger Sub, because the Parties may take certain actions that are either expressly permitted in the confidential disclosure letter to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The Merger Agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding Glu, Electronic Arts or Merger Sub. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Glu.
The Merger; Closing and Effective Time of Merger; Effects of the Merger
Upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into Glu. The separate existence of Merger Sub will cease and Glu will continue as the Surviving Corporation and a wholly-owned subsidiary of Electronic Arts.
The Closing will take place as promptly as practicable, but in any event, no later than the third Business Day after the satisfaction or, to the extent permitted under the Merger Agreement, waiver of the conditions to closing (other than those conditions that by their nature are to be satisfied by actions to be taken at the Closing, but subject to the satisfaction or waiver (to the extent permitted under the Merger Agreement) of all conditions at the Closing) or at any other date and time as agreed by Glu and Electronic Arts. For a more detailed description of the conditions to Closing, see the section captioned “The Merger Agreement — Conditions to the Closing of the Merger.”
The Merger will become effective on the date and at the time the Certificate of Merger is received for filing by the Secretary of State of the State of Delaware or at a later date and time as may be agreed by Glu and Electronic Arts in writing and specified in the Certificate of Merger (the time at which the Merger becomes effective being referred to as the “Effective Time”).

At the Effective Time, the certificate of incorporation of the Surviving Corporation will be the amended and restated certificate of incorporation in the form of Exhibit B attached to the Merger Agreement, and the bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time other than to change the name of Merger Sub thereunder to be the name of the Surviving Corporation. The directors and the officers of Merger Sub immediately prior to the Effective Time will be the respective directors and officers of the Surviving Corporation immediately after the Effective Time until successors are duly elected or appointed and qualified.
Per Share Merger Consideration
At the Effective Time, each share of Glu Common Stock outstanding immediately prior to the Effective Time will be converted into the right to receive $12.50 in cash, without interest, other than:
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each share of Glu Common Stock held by Electronic Arts, Merger Sub, Glu (including Glu Common Stock held in treasury by Glu) or by any of their respective wholly-owned subsidiaries immediately prior to the Effective Time, which will be cancelled without any payment; and

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each share owned by stockholders who have properly exercised and perfected their right to appraisal and payment under Section 262 of DGCL, which will be treated as described in the section captioned “The Merger — Appraisal Rights.”

Subject to the above exceptions, from and after the Effective Time, each holder of Glu Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such shares, except as otherwise provided in the Merger Agreement or by applicable Law, and such shares will no longer be outstanding and will automatically be cancelled.
Payment for Shares of Common Stock
On or prior to the Closing Date, Electronic Arts will appoint American Stock Transfer & Trust Company, LLC to act as paying agent for the holders of shares of Glu Common Stock. Prior to the Effective Time, Electronic Arts will deposit with the paying agent cash sufficient to make all payments to the holders of Glu Common Stock pursuant to the Merger Agreement.
As promptly as practicable (but in no event later than three Business Days) after the Effective Time, Electronic Arts or the Surviving Corporation will cause the paying agent to send to all record holders of Glu Common Stock at the Effective Time whose shares were converted into the right to receive the Per Share Merger Consideration, a letter of transmittal and instructions for use in the payment of the Per Share Merger Consideration. Each holder of Glu Common Stock whose shares have been converted into the right to receive the Per Share Merger Consideration will be entitled to receive the Per Share Merger Consideration upon (i) surrender to the paying agent a certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may be reasonably requested by the paying agent, or (ii) receipt of an “agent’s message” by the paying agent (or such other evidence, if any, of transfer as the paying agent or Electronic Arts may reasonably request) in the case of a book-entry transfer of shares. No interest will be paid or accrued on the cash payable upon the surrender or transfer of any certificates or book-entry. Each of Electronic Arts, Merger Sub, Glu, the Surviving Corporation and the paying agent will be entitled to deduct and withhold from the consideration payable to any person pursuant to the Merger Agreement such amounts as are required to be deducted and withheld from such payment under any applicable tax law.
You should not send your stock certificate with the enclosed proxy card, and you should not forward your stock certificate to the paying agent without a letter of transmittal.
Treatment of Equity Awards
Glu Options
Vested Glu Options
At the Effective Time, each Glu Option (or portion thereof and including any Glu PSO after giving effect to the Performance Option Conversion set forth below) that is vested, unexpired, unexercised and outstanding as of the Effective Time will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (x) the aggregate number of Shares subject to such vested Glu Option multiplied by (y) the excess, if any, of the Per Share Merger Consideration over the applicable per share exercise price of such vested Glu Option, without interest and subject to any required withholding of Taxes. Any vested Glu Option with an applicable per share exercise price that exceeds or is equal to the Per Share Merger Consideration will be cancelled at the Effective Time without payment of any consideration.
Unvested Glu Options
At the Effective Time, each Glu Option (or portion thereof and including any Glu PSO after giving effect to the Performance Option Conversion set forth below) held by an individual who is providing services to Glu or its subsidiaries that is unvested, unexpired, unexercised and outstanding as of the Effective Time will be assumed by Electronic Arts and converted automatically at the Effective Time into a corresponding option denominated in shares of common stock of Electronic Arts and subject to terms and conditions substantially identical to those in effect at the Effective Time, including all vesting and applicable vesting acceleration provisions, except that (1) the number of shares of common stock of Electronic Arts that will be subject to each such unvested Glu Option will be determined by multiplying the number of Shares subject to such unvested Glu Option by the Exchange Ratio (rounded down to the nearest whole share) and (2) the exercise or purchase price per share of each such unvested Glu Option will equal (x) the per share exercise price of each such unvested Glu Option divided by (y) the Exchange Ratio (rounded up to the nearest whole cent).
Glu PSOs
The applicable performance metrics of each Glu PSO (or portion thereof) that is unvested, unexpired, unexercised and outstanding as of the Effective Time for which the performance period has not been completed as of the Effective Time will, as of immediately prior to the Effective Time, be deemed achieved at “target” and be converted to a time-based vesting schedule that corresponds to each performance period (the “Performance Option Conversion”).
Glu RSUs
Vested Glu RSUs
At the Effective Time, each Glu RSU (or portion thereof and including any Glu PSU after giving effect to the Performance RSU Conversion set forth below) that is vested, unexpired, unsettled and outstanding as of the Effective Time will be cancelled and automatically converted into the right to receive the Per Share Merger Consideration, without interest and subject to any required withholding of Taxes.
Unvested Glu RSUs
At the Effective Time, each Glu RSU (or portion thereof and including any Glu PSU after giving effect to the Performance RSU Conversion set forth below) held by an individual who is providing services to Glu or its subsidiaries that is unvested, unexpired, unsettled and outstanding as of the Effective Time will be assumed by Electronic Arts and converted automatically at the Effective Time into a corresponding restricted stock unit of Electronic Arts and subject to terms and conditions substantially identical to those in effect at the Effective Time, including all vesting and applicable vesting acceleration provisions, except that the number of shares of common stock of Electronic Arts that will be subject to each such unvested Glu RSU shall be determined by multiplying the number of Shares subject to such unvested Glu RSU by the Exchange Ratio.
Glu PSUs
The applicable performance metrics of each Glu PSU (or portion thereof) that is unvested, unexpired, and outstanding for which the performance period has not been completed as of the Effective Time will, as of immediately prior to the Effective Time, be deemed achieved at “target” or the equivalent of “target” if such concept is not included in the applicable Glu PSU, as determined by the Board (or a duly authorized committee thereof) utilizing the same methodology and standards used to calculate “target” for the other Glu

PSUs, and be converted to a time-based vesting schedule that corresponds to each performance period (the “Performance RSU Conversion”).
Treatment of the Employee Stock Purchase Plan
The Merger Agreement provides that, as soon as practicable following February 8, 2021, Glu will take all actions with respect to Glu’s Employee Stock Purchase Plan (the “ESPP”) that are necessary to provide that:
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with respect to each offering period, (1) no participant may elect to participate in the ESPP after February 8, 2021 and (2) no participant may increase the percentage amount of his or her payroll deduction election from that in effect on February 8, 2021 for the offering period;

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the offering period will terminate at the earlier of (1) the next currently scheduled purchase date for such offering period and (2) the date that is no later than two Business Days immediately preceding the Effective Time, and, subject to the consummation of the Merger, be the final offering period under the ESPP;

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each participant’s accumulated payroll deduction will be used to purchase Glu Common Stock in accordance with the terms of the ESPP on the earlier of (1) the next currently scheduled purchase date for such offering period and (2) the date that is no later than two Business Days prior to the Effective Time (and all participant contributions then in the ESPP will be used to purchase Glu Common Stock on such date in accordance with the terms of the ESPP as if such date was the last date of such offering period); and

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subject to the consummation of the Merger, Glu will terminate its ESPP as of or immediately prior to the Effective Time.

The effect of the Merger upon Glu’s other employee benefit plans is more fully described under “The Merger Agreement — Employee Benefits.”
Representations and Warranties
In the Merger Agreement, Glu made representations and warranties relating to, among other things:
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the corporate organization, good standing, power and qualification of Glu and its subsidiaries;

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Glu’s capital structure, including with respect to its stock awards;

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Glu’s corporate power and authority to enter into the Merger Agreement and the enforceability of the Merger Agreement;

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the inapplicability of anti-takeover statutes or regulations to the Merger;

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the necessary vote of stockholders in connection with the Merger Agreement;

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absence of any required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

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the due and valid authorization of the execution by the Board of the delivery and performance by Glu of the Merger Agreement and the consummation of the Transactions, including the Merger;

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the absence of conflicts with or result in any violations of any provision of Glu’s organization document or applicable Law;

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compliance with applicable Law, including anti-corruption laws and trade sanctions;

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the accuracy and required filings of Glu’s filings with the SEC and the financial statements included or incorporated by reference therein;

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Glu’s internal accounting controls and procedures;

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the absence of specified undisclosed liabilities;

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the absence of certain changes or events since December 31, 2019 and the absence of a Company Material Adverse Effect since December 31, 2019;

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employee benefits plans;

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employment and labor matters;

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the existence and enforceability of specified categories of Company Material Contracts, and any violation or breach of or default thereunder or intention to terminate or modify those Company Material Contracts;

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investigations and litigation;

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intellectual property;

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data protection and cybersecurity;

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Tax matters;

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environmental laws and regulations;

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real property leased, owned or subleased by us and our subsidiaries;

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information supplied relating to Glu in the proxy statement;

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the payment of fees or commissions in connection with the Merger Agreement;

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related party transactions;

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the rendering of Goldman Sachs’ and Morgan Stanley’s fairness opinions to the Board;

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insurance coverage; and

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the absence of specified types of financial assistance or relief established under applicable Law.

In addition, in the Merger Agreement, Electronic Arts and Merger Sub each made representations and warranties relating to, among other things:
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the corporate organization, good standing, power and qualification of Electronic Arts and Merger Sub; Electronic Arts’ and Merger Sub’s corporate power and authority to enter into the Merger Agreement;

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the due execution and delivery by Electronic Arts and Merger Sub of the Merger Agreement and the enforceability of the Merger Agreement against Electronic Arts and Merger Sub;

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absence of any required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof by Electronic Arts and Merger Sub;

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the absence of conflicts with the organizational documents of Electronic Arts or Merger Sub or applicable Law;

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the absence of any stockholder or management arrangements related to the Merger;

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the absence of Proceedings that seek to prevent or materially interfere with or delay the consummation of any of the Transactions;

•
sufficiency of funds to pay the consideration payable by Electronic Arts under the Merger Agreement;

•
Merger Sub’s capital structure;

•
information supplied by Electronic Arts and Merger Sub in the proxy statement;

•
ownership and operations of Merger Sub since its formation;

•
absence of fees or commissions for which Glu would be liable based upon arrangements made by or on behalf of Electronic Arts or Merger Sub; and

•
reliance upon Electronic Arts’ independent investigation of Glu’s business, operations and financial condition.

Some of Glu’s representations and warranties are qualified by “materiality” or a “Company Material Adverse Effect” standard. For purposes of the Merger Agreement, “Company Material Adverse Effect”

means any change, event, development, occurrence, state of facts, circumstance or effect (each, an “Effect”) that, individually or in the aggregate with all other Effects, is or would reasonably be expected to (i) be materially adverse to the business, financial condition, assets, liabilities, obligations or results of operations of Glu and its subsidiaries, taken as a whole or (ii) prevent or materially delay the consummation of the Transactions past 11:59 p.m. New York City time on August 7, 2021, which date may be extended by Glu or Electronic Arts for a period of up to three months if all conditions to the consummation of the Transactions other than conditions relating to a legal restraint or regulatory approvals have been satisfied, waived or are capable of being satisfied as of such date (such date, including any permitted extension thereof, the “Outside Date”). However, solely with respect to the foregoing clause (i), none of the following Effects shall constitute or shall be taken into account in determining whether there is a Company Material Adverse Effect to the extent resulting from or arising out of:
(A)
changes in or affecting the economies or general business, economic, regulatory or legislative conditions or securities, financial, credit or capital market conditions anywhere in the world in which Glu and its subsidiaries operate;

(B)
changes in the trading volume or trading price of Glu Common stock that is issued and outstanding as of immediately prior to the Effective Time (provided that the facts and circumstances giving rise to such changes in such volume or price may be deemed to constitute, and may be taken into account in determining whether there is, a Company Material Adverse Effect);

(C)
changes in the industry in which Glu and its subsidiaries operate;

(D)
national or international political conditions, acts of war (whether or not declared), the threat, commencement, continuation or escalation of a war, acts of armed hostility, sabotage, terrorism or cyber intrusion, government shutdown or other international or national calamity or any material worsening of such conditions threatened, or existing as of February 8, 2021;

(E)
changes (or prospective changes) in Law or GAAP (or in the interpretation thereof);

(F)
any failure by Glu to meet its guidance or any published analyst projections, estimates or expectations of Glu’s past or projected revenue, earnings or other financial performance or results of operations for any period, in and of itself, and any resulting analyst downgrade of Glu’s securities, or any failure by Glu to meet its internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts and circumstances giving rise to such failures may be deemed to constitute, and may be taken into account in determining whether there is a Company Material Adverse Effect if such facts and circumstances are not otherwise excluded under this definition);

(G)
any legal or related Proceedings made or brought by any of the current or former Glu stockholders (on their own behalf or on behalf of Glu) against Glu or the Board, relating to, in connection with, or arising out of the Merger or the other Transactions, including this proxy statement;

(H)
any Effects directly or indirectly attributable to the execution, announcement or pendency of the Merger Agreement or the anticipated consummation of the Merger (including the identity of, or any facts or circumstances relating to, Electronic Arts as the acquirer of Glu), including the impact thereof on relationships, contractual or otherwise, with officers, employees, customers, suppliers, distributors, vendors, licensors, licensees, lenders, investors, governmental authorities, subcontractors or partners (including the exercise, or prospective exercise, by any party of rights that arise upon a change of control) subject to certain exceptions;

(I)
fires, pandemics, epidemics, disease outbreaks, quarantine restrictions, earthquakes, hurricanes, tornadoes or other natural or man-made disaster or any other national or international calamity, crisis or disaster, or any escalation or worsening of any of the foregoing and including any COVID-19 Responses taken in compliance with the Merger Agreement; and

(J)
the failure by Glu or its subsidiaries to take any action expressly prohibited by the Merger Agreement or any actions taken by Glu or any of its subsidiaries as expressly required by the Merger Agreement or with the prior written consent, or at the prior written request, of Electronic

Arts or Merger Sub after disclosure to Electronic Arts of all material facts and information, except in each case, for obligations of Glu and its subsidiaries under the Affirmative Interim Operating Covenants.
However, with respect to any Effect arising out of or resulting from any change or event referred to in clause (A), (C), (D), (E) and (I) above, only to the extent such Effect adversely affects Glu and its subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industry in which Glu and its subsidiaries operate, the incremental disproportionate impact or impacts may be taken into account in determining whether there has been a Company Material Adverse Effect.
Conduct of Business Prior to Closing
During the period commencing on February 8, 2021 and ending on the earlier of the termination of the Merger Agreement and the Effective Time (the “Pre-Closing Period”), except to the extent required by applicable Law, undertaken with the prior written consent of Electronic Arts (which consent will not be unreasonably withheld, conditioned or delayed), or expressly permitted, prohibited or required by the Merger Agreement, Glu agreed to, and agreed to cause each of its subsidiaries to, conduct its business in the ordinary course of business, and use commercially reasonable efforts to (the following are collectively referred to as “the Affirmative Interim Operating Covenants”):
•
act and carry on its business in the ordinary course of business consistent with past practice, except with respect to actions or omissions that constitute COVID-19 Responses;

•
use commercially reasonable efforts to comply with applicable Law and Privacy Policies in all material respects; and

•
use commercially reasonable efforts to preserve intact its material properties, rights, assets (including intellectual property), contracts, business organizations and to preserve its relationships with significant customers, significant suppliers, governmental authorities and other persons with which it has material business relations or regulator relations, except with respect to actions or omissions that constitute COVID-19 Responses.

In each of the cases above during the Pre-Closing Period, Glu will consult with Electronic Arts in good faith prior to the implementation of any COVID-19 Responses that are materially adverse to Glu and its subsidiaries relative to the COVID-19 Responses taken by Glu and its subsidiaries prior to February 8, 2021.
In addition, without limiting the generality of the Affirmative Interim Operating Covenants, except as expressly permitted in the Merger Agreement, or as set forth in the Company Disclosure Letter or as required by applicable Law, during the Pre-Closing Period, Glu agreed to not, and agreed to cause each of its subsidiaries not to, directly or indirectly, do any of the following without the prior written consent of Electronic Arts (which consent shall not be unreasonably withheld, conditioned or delayed) (the following are collectively referred to as the “Negative Interim Operating Covenants”):
•
declare, set aside or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of its capital stock (other than dividends and distributions by a direct or indirect wholly owned subsidiary of Glu to its parent) or set a record date therefor;

•
split, combine or reclassify, any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities;

•
purchase, redeem or otherwise acquire any shares of its capital stock or any other of its securities or any rights, warrants or options to acquire, or any other securities convertible into or exchangeable or exercisable for, any such shares or other securities (except for the acquisition of Shares (i) from holders of Glu Options, Glu PSOs or warrants in full or partial payment of the exercise price payable by such holder upon exercise of such Glu Options, Glu PSOs or warrants, in each case to the extent required or permitted under the terms of such Glu Options, Glu PSOs or warrants or (ii) from holders of Glu RSUs or Glu PSUs in full or partial payment of any Taxes payable by such holder upon the settlement of Glu RSUs or Glu PSUs to the extent required or permitted under the terms of such Glu RSUs or Glu PSUs);

•
issue, deliver, sell, pledge, dispose of, grant, transfer or authorize the issuance, delivery, sale, pledge, disposition or grant of any capital stock in Glu or any of its subsidiaries of any class, or securities convertible into, or exchangeable or exercisable for, any shares of such capital stock, or any options, warrants or other rights of any kind (including, but not limited to, stock appreciation rights, phantom stock or similar interests) to acquire any shares of such capital stock or such convertible or exchangeable securities or any other ownership interest (including any such interest represented by contract rights) or any indebtedness which provides the holders of such indebtedness voting rights in Glu or any of its subsidiaries, or take any action to cause to be exercisable any otherwise unexercisable stock option, other than (i) Shares issuable upon the exercise or settlement of Glu’s stock awards and warrants that are outstanding on February 8, 2021, or issuances under Glu’s ESPP, solely in accordance with their terms as of February 8, 2021, (ii) by a wholly owned subsidiary of such subsidiary’s capital stock to Glu or another wholly owned subsidiary of Glu, (iii) grants to Glu’s newly hired employees (to the extent such hires are permitted under the Merger Agreement) in the ordinary course of business consistent with past practice in the form of time-based RSUs and in compliance with the Merger Agreement and (iv) grants to Glu’s employees having a title or level junior to senior director in connection with retention or any promotion in the ordinary course of business consistent with past practice and in compliance with the Merger Agreement;

•
amend or otherwise modify (whether by merger, consolidation or otherwise) Glu’s certificate of incorporation or bylaws, or the certificate of incorporation, bylaws or other comparable charter, formation or organizational documents of any subsidiary of Glu;

•
enter (or agree to enter) into any merger or consolidation with any person (other than a wholly owned subsidiary of Glu) or otherwise acquire (or agree to acquire) by any other manner, all or a substantial portion of the assets or any stock of, any business or any corporation, partnership, joint venture, limited liability company, association or other business organization or division thereof;

•
sell, lease, license, transfer, abandon, pledge, or otherwise dispose of or encumber or subject to any lien, any of its material properties, rights or assets, including the capital stock of Glu’s subsidiaries and including material Intellectual Property rights, other than (i) sales of Glu’s products or non-exclusive licenses of Intellectual Property, in each case in the ordinary course of business consistent with past practice, (ii) the disposition of obsolete or worthless assets in the ordinary course of business consistent with past practice or (iii) transfers between Glu and its wholly owned subsidiaries or between the Glu’s wholly owned subsidiaries;

•
incur, create, issue, assume or otherwise become liable for indebtedness, or issue any debt securities, or assume, guarantee or endorse, or otherwise as an accommodation become responsible for (whether directly, contingently or otherwise), the obligations of any person (other than Glu’s wholly owned subsidiary in the ordinary course of business consistent with past practice) for indebtedness, or issue or sell options, warrants, calls or other rights to acquire any indebtedness of Glu or any of its subsidiaries, or grant any liens on the properties, rights or assets (including Intellectual Property) of Glu or any of its subsidiaries to secure indebtedness, or take any action that would result in any amendment, modification or change of any term of any indebtedness of Glu or any of its subsidiaries, except (i) cash management and treasury activities entered into in the ordinary course of business, including letters of credit, (ii) loans between Glu and its wholly owned subsidiaries or between Glu’s wholly owned subsidiaries in the ordinary course of business or (iii) contracts entered into in the ordinary course of business consistent with past practice for purposes of hedging against changes in commodities prices or contracts entered into in the ordinary course of business consistent with past practice for purposes of hedging against changes in foreign currency exchange rates;

•
make any capital expenditures or other expenditures with respect to property, plant or equipment that are in excess of the amounts set forth in Glu’s plan for capital expenditures for the applicable fiscal quarter previously made available to Electronic Arts by more than 10% in the aggregate;

•
increase the compensation or benefits payable or to become payable to its directors, officers, employees or independent contractors, except for (i) increases in base salary, wages and target cash bonus percentages (not to exceed 45% of base salary) for employees with a title or level at or below senior director, including in connection with any promotion, in the ordinary course of business consistent with past practice, (ii) payments of bonuses pursuant to the terms of specified Glu bonus plans, (iii) in the case of specified independent contractors, increases to compensation in the ordinary course of business consistent with past practice and the criteria set forth in the Merger Agreement or (iv) as required by the terms of Company Benefit Plans as in effect as of February 8, 2021;
•
(i) grant any rights to severance or termination pay to, or enter into or amend any employment or severance agreement with, any director, officer or employee of Glu or any of its subsidiaries (or any of their respective dependents or beneficiaries), other than offer letters that do not provide any severance, retention, change in control or equity award commitments with non-executive new hires except as permitted under in the Merger Agreement or arrangements that provide termination benefits only to the extent mandated by applicable Law outside of the United States, (ii) establish, adopt, enter into or amend any bonus, profit sharing, compensation, stock option, restricted stock, restricted stock unit, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer, employee or independent contractor or any of their respective dependents or beneficiaries except as permitted under in the Merger Agreement or (iii) establish, adopt, enter into or amend any plan, program or arrangement that would be a Company Benefit Plan or Company Equity Plans if in existence on February 8, 2021, in each case except (A) as required pursuant to Company Benefit Plans with respect to severance or termination pay in existence on February 8, 2021, (B) in connection with compensation increases that are permitted by the Merger Agreement or (C) as otherwise adopted as required to comply with applicable Law;

•
take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Benefit Plans or Company Equity Plans (including all awards granted thereunder), except as required by the Merger Agreement or required by the terms of any Company Benefit Plans in effect on February 8, 2021;

•
(i) terminate the employment of any employee with a title or level at or above the level of senior director other than for “cause” or permanent disability or (ii) hire any new employees, other than to fill vacancies for employees with a title or level junior to director occurring after February 8, 2021;

•
adopt or enter into any collective bargaining agreement or other similar arrangement relating to unions, works councils, similar entities or other organized employees;

•
implement or adopt any material change in financial accounting policies, practices or methods, other than as may be required by GAAP or regulatory guidelines;

•
commence any Proceedings other than in the ordinary course of business consistent with past practice (other than to enforce its rights under the Merger Agreement in connection with the Merger Agreement and the Transactions);

•
subject to the Merger Agreement, pay, discharge, settle or satisfy (or offer to pay, discharge, settle or satisfy) any Proceedings other than the settlement of Proceedings in the ordinary course that solely require a payment by Glu (net of insurance proceeds) not exceeding $100,000 in any individual case or series of related cases or $250,000 in the aggregate, other than (i) as required by their terms as in effect on February 8, 2021 or (ii) claims reserved against in Glu’s financial statements (for amounts not in excess of such reserves); provided that, in the case of each of (i) and (ii), the payment, discharge, settlement or satisfaction of such Proceeding does not include any material obligation (other than the payment of money) to be performed or admission of wrongdoing by Glu or any of its subsidiaries or any of their respective officers or directors;

•
(i) make, change or rescind any entity classification election or other material Tax election, (ii) change any annual Tax accounting period or any material method of Tax accounting, (iii) file any income or other material Tax return relating to Glu or any of its subsidiaries that has been prepared in a manner that is materially inconsistent with the past practices of Glu or such subsidiary, as applicable, (iv) file any amended income or other material Tax return, (v) settle, compromise, or abandon any claim, investigation, audit or controversy relating to material Taxes, (vi) enter into any closing agreement with respect to any material amount of Tax, (vii) surrender any right to claim a material refund of Taxes, (viii) initiate any voluntary disclosure with or request any ruling from a Governmental Authority with respect to Taxes or (ix) fail to timely file any material Tax return or pay any material Taxes when due;

•
adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Glu or any of its subsidiary (other than the Merger);

•
(i) enter into, voluntarily terminate or materially amend or modify any Company Material Contracts or contracts that, if in effect on February 8, 2021, would have been a Company Material Contract under the Merger Agreement (other than entry in the ordinary course of business into any Contract that constitutes a Company Material Contract solely because it is a material publishing or development agreement or a Contract with Glu’s Top Customers or Top Suppliers), (ii) waive in any material respect any term of, or waive any material default under, or release, settle or compromise any material claim against Glu or any of its subsidiaries or material liability or obligation owing to Glu or any of its subsidiaries under, any of the Company Material Contracts or any contracts that, if in effect on February 8, 2021, would have been a Company Material Contract under the Merger Agreement, (iii) enter into any contract which contains a change of control or similar provision that would require a payment to or grant any material rights to the other party or parties thereto, or result in a loss of material rights by Glu or any of its subsidiaries, in connection with the Merger or the Transactions;

•
engage in any transaction with, or enter into any agreement, arrangement or understanding with, any person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

•
adopt or implement any stockholder rights plan, “poison pill” or similar arrangement or plan, in each case, applicable to the Merger;

•
(i) enter into any new line of business or (ii) discontinue (or announce the discontinuation of) any of Glu’s products, other than in accordance with Glu’s budget and development plans prior to February 8, 2021;

•
acquire any interest in real property;

•
modify Glu’s privacy policies in any materially adverse manner (except as required (as determined by Glu in good faith) by applicable Privacy and Security Laws); or

•
authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions that are prohibited.

Nonsolicitation of Transactions
Under the Merger Agreement, Glu agreed to, and agreed to cause its subsidiaries and its and their respective representatives not to, directly or indirectly:
•
initiate, solicit, knowingly facilitate or encourage (including by way of providing information) the making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or otherwise knowingly assist or participate in the making, submission or announcement of any Acquisition Proposal;

•
engage in, participate or continue discussions or negotiations with any person with respect to an Acquisition Proposal or Acquisition Inquiry (except that this does not prohibit Glu or its representatives from making such person aware of these restrictions in response to the receipt of an Acquisition Proposal or Acquisition Inquiry);

•
enter into any merger agreement, letter of intent, term sheet, agreement in principle, memorandum of understanding, share purchase agreement, asset purchase agreement, share exchange agreement or other similar agreement constituting or relating to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement) (an “Alternative Acquisition Agreement”) or enter into any contract or agreement requiring Glu to abandon, terminate or fail to consummate the Transactions;

•
terminate, waive, amend or modify any provision of, or grant permission under, any confidentiality agreement to which Glu or any of its subsidiaries is a party;

•
furnish to any person (other than to Electronic Arts, Merger Sub or any designees of Electronic Arts or Merger Sub) or “group” (as defined under Section 13(d) of the Exchange Act) any non-public information relating to Glu or any of its subsidiaries or afford to any person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Glu or any of its subsidiaries (other than Electronic Arts, Merger Sub or any designees of Electronic Arts or Merger Sub), in any such case in connection with any Acquisition Proposal or Acquisition Inquiry or under circumstances that would reasonably be expected to lead to an Acquisition Proposal except as permitted by the Merger Agreement;
•
take any action to make the provisions of any anti-takeover statute or law, or any restrictive provision of Glu’s organizational documents inapplicable to any Acquisition Proposal or person making an Acquisition Proposal; or

•
resolve or agree or publicly propose to take any of the foregoing actions.

From and after the execution and delivery of the Merger Agreement, Glu agreed to, and agreed to cause its subsidiaries and its and their respective representatives to:
•
immediately cease and cause to be terminated any discussions or negotiations with any person that may have been ongoing with respect to an Acquisition Proposal.

•
immediately terminate access of such persons to any electronic datarooms maintained by Glu.

•
promptly (and in any event within two Business Days of February 8, 2021) deliver a written notice to each such person to the effect that Glu is ending all such solicitations, communications, activities, discussions or negotiations with such person, effective on February 8, 2021, which written notice shall also instruct each person to promptly return or destroy all non-public information previously furnished to such person or any of Glu’s representatives or any of its subsidiaries.

Notwithstanding these restrictions, if, at any time following February 8, 2021 and prior to the receipt of the approval of Glu’s stockholders to adopt the Merger Agreement, in response to a written Acquisition Proposal that was made after February 8, 2021 and did not result from a breach of Glu’s nonsolicitation obligations (a “Qualifying Acquisition Proposal”) that the Board determines in good faith (after consultation with one or more of its financial advisors and with its outside legal counsel) that such Qualifying Acquisition Proposal constitutes, or could reasonably be expected to result in, a Superior Proposal and that the failure to take the action described below would be inconsistent with its fiduciary duties to Glu’s stockholders under applicable Law, Glu and its representatives shall be permitted to:
•
furnish to the person that has made the Qualifying Acquisition Proposal (and such person’s representatives) information relating to Glu and its subsidiaries and/or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Glu or any of its subsidiaries, in each case pursuant to an Acceptable Confidentiality Agreement, provided that Glu shall substantially concurrently provide to Electronic Arts any non-public information concerning Glu that is provided to (or given access to) any person which was not previously provided or made available to Electronic Arts.

•
engage or participate in discussions or negotiations with the person (or such person’s representatives) that has made the Qualifying Acquisition Proposal.

However, prior to or concurrently with Glu first taking such actions with respect to a Qualifying Acquisition Proposal as described in the bullets above, Glu shall provide written notice to Electronic Arts of such determination of the Board as provided for in the foregoing provisions.
Glu must also promptly (and in any event within 24 hours) (i) provide Electronic Arts with written notice of the receipt by Glu of any Acquisition Inquiries or Acquisition Proposals and (ii) disclose to Electronic Arts the material terms and conditions of any such Acquisition Inquiry or Acquisition Proposal, including the identity of the party making such inquiry or proposal a copy of all documents (if in writing) or a written summary of material terms (if oral) with respect to such Acquisition Inquiry or Acquisition Proposal. Glu will keep Electronic Arts reasonably informed in all material respects as promptly as reasonably practicable (and in any event within 24 hours of receipt, provision or occurrence (as practicable)) of any material developments with respect to any such Acquisition Proposal or Acquisition Inquiry (and any subsequent amendments or modifications thereto) including any change in the material terms and conditions thereof. Glu must, as soon as is reasonably practicable, and in any event within 24 hours following a determination by the Board that an Acquisition Proposal is a Superior Proposal, notify Electronic Arts of such determination.
Ability to Change Board Recommendation; Superior Proposal
Our Board unanimously (a) determined that each of the Transactions, individually and in the aggregate, are fair to and in the best interests of Glu and its stockholders, (b) approved the Merger Agreement and the Transactions (including the execution, delivery and performance thereof) and declared it advisable that Glu enter into the Merger Agreement and consummate the Transactions in accordance with DGCL and (c) recommended that Glu’s stockholders adopt the Merger Agreement (such recommendation, the “Glu Board Recommendation”).
Except as otherwise provided in the Merger Agreement, the Merger Agreement provides that the Board, or any committee thereof, will not (each of the following is individually referred to as a “Change of Board Recommendation”):
•
withdraw, change, amend, modify or qualify or publicly propose to withdraw, change, amend, modify or qualify, in a manner adverse to Electronic Arts or Merger Sub, the Glu Board Recommendation;

•
fail to include the Glu Board Recommendation in this proxy statement;

•
approve, adopt, endorse, or recommend to Glu’s stockholders, or publicly propose to approve, adopt, endorse, declare advisable or recommend to Glu’s stockholders, any Acquisition Proposal or Acquisition Inquiry (or the approval or adoption thereof);

•
fail to publicly reaffirm the Glu Board Recommendation within ten Business Days after receipt of a written request by Electronic Arts following an Acquisition Proposal (provided that Electronic Arts may only make such request once with respect to any Acquisition Proposal that has not been amended with respect to financial or other material terms (other than of the type referred to in the following bullet below)) (or material modification thereto) becoming publicly known;

•
fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against any Acquisition Proposal subject to Regulation 14D under the Exchange Act within ten Business Days after commencement of such Acquisition Proposal or if the meeting of Glu’s stockholders is scheduled to be held within ten Business Days from the date of such public disclosure or commencement, as applicable, fail to publicly reaffirm the Glu Board Recommendation promptly and in any event prior to the date which is two Business Days before the date on which such meeting of Glu’s stockholders is scheduled to be held; or

•
approve, recommend, authorize, cause, permit, resolve to allow, or publicly announce an intention to approve or recommend that Glu or any of its subsidiaries to enter into any Alternative Acquisition Agreement.

Notwithstanding anything to the contrary in the Merger Agreement, the Board may, prior to obtaining Glu’s stockholder approval and subject to the other provisions of Glu’s nonsolicitation obligations, (x) effect a Change of Board Recommendation in response to a Superior Proposal and/or (y) validly terminate the Merger Agreement pursuant to the Merger Agreement, if (i) Glu receives a Qualifying Acquisition Proposal that the Board determines in good faith (after consultation with one or more of its financial advisors and outside legal counsel) is a Superior Proposal and (ii) the Board determines in good faith (after consultation with its outside legal counsel) that its failure to effect a Change of Board Recommendation or terminate the Merger Agreement in accordance with its terms would be inconsistent with its fiduciary duties to Glu’s stockholders under applicable Law; provided, however, that the Board may not effect a Change of Board Recommendation pursuant to the foregoing clause (x) or terminate the Merger Agreement pursuant to the foregoing clause (y) unless:
•
Glu has complied in all material respects with its nonsolicitation obligations with respect to such Qualifying Acquisition Proposal;

•
Glu will have provided prior written notice to Electronic Arts, at least four Business Days in advance (the “Superior Proposal Notice Period”), of its intention to effect such a Change of Board Recommendation in response to a Superior Proposal (which notice itself shall not constitute a Change of Board Recommendation) or validly terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, which notice shall specify the material terms and conditions of such Superior Proposal and the identity of the person or group making such Superior Proposal, and shall have contemporaneously provided a copy of the relevant proposed definitive transaction agreements with the person making such Superior Proposal;
•
if requested by Electronic Arts, Glu will have negotiated with, and will have caused its representatives to negotiate with, Electronic Arts in good faith during the Superior Proposal Notice Period in order to enable Electronic Arts to modify the terms of the Merger Agreement in such a manner that would eliminate the need for taking such action (and would cause such Superior Proposal to no longer constitute a Superior Proposal) as determined by the Board in good faith (after consultation with one or more of its financial advisors and outside legal counsel);

•
following Glu’s and its representatives’ negotiation in good faith with Electronic Arts, to the extent such negotiation is requested by Electronic Arts, during the Superior Proposal Notice Period and after considering the results of such negotiations and giving effect to any proposals, amendments or modifications made or agreed to by Electronic Arts, if any, the Board (after consultation with one or more of its financial advisors and outside legal counsel) will have determined in good faith that such Superior Proposal still constitutes a Superior Proposal (it being understood and agreed that any change to the financial or other material terms of an Acquisition Proposal that was previously the subject of a notice under the Merger Agreement will require a new notice to Electronic Arts as provided above, but with respect to any such subsequent notices the Superior Proposal Notice Period will be deemed to be three Business Days rather than four Business Days); and

•
in the event of any termination of the Merger Agreement in order to cause or permit Glu or any of its subsidiaries to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, Glu will have validly terminated (or shall concurrently terminate) the Merger Agreement in accordance with its terms, including paying the Termination Fee.

Notwithstanding anything to the contrary in the Merger Agreement to the contrary, prior to Glu obtaining stockholder approval and subject to the other provisions of Glu’s nonsolicitation obligations, the Board may effect a Change of Board Recommendation in response to an Intervening Event if the Board determines in good faith (after consultation with one or more of its financial advisors and outside legal counsel) that its failure to effect a Change of Board Recommendation would be inconsistent with its fiduciary duties to Glu’s stockholders under applicable Law; provided that the Board may not effect such Change of Board Recommendation unless:
•
Glu will have provided prior written notice to Electronic Arts, at least four Business Days in advance (the “Intervening Event Notice Period”), of its intention to effect such a Change of Board Recommendation (which notice itself shall not constitute a Change of Board Recommendation), which notice shall specify the details of such Intervening Event and the basis upon which the Board intends to effect a Change of Board Recommendation;

•
if requested by Electronic Arts, Glu will have negotiated with, and shall have caused Glu’s representatives to negotiate with, Electronic Arts in good faith during the Intervening Event Notice Period in order to enable Electronic Arts to modify the terms of the Merger Agreement in such a manner that would eliminate the need for taking such action as determined by the Board in good faith (after consultation with one or more of its financial advisors and outside legal counsel); and

•
following Glu’s and its representatives’ negotiation in good faith with Electronic Arts, to the extent such negotiation is requested by Electronic Arts, during the Intervening Event Notice Period and after considering the results of such negotiations and giving effect to any proposals, amendment or modifications made or agreed to by Electronic Arts, if any, the Board (after consultation with one or more of its financial advisors and outside legal counsel) determined in good faith that the failure to make a Change of Board Recommendation in connection therewith would be inconsistent with its fiduciary duties to Glu’s stockholders under applicable Law.

“Acceptable Confidentiality Agreement” means a confidentiality agreement that (a) contains provisions that are at least as restrictive as those contained in the Confidentiality Agreement as in effect immediately prior to February 8, 2021, (b) does not restrict Glu from complying with nonsolicitation obligations or contain terms that would restrict in any manner Glu’s ability to consummate the Transactions and (c) does not include any provision calling for an exclusive right to negotiate with Glu prior to the termination of the Merger Agreement.
“Acquisition Inquiry” means an inquiry, indication of interest or request for non public information (other than an inquiry, indication of interest or request for information made or submitted by Electronic Arts, Merger Sub or Electronic Arts’ affiliates or representatives) that would reasonably be expected to lead to an Acquisition Proposal.
“Acquisition Proposal” means any proposal or offer (whether written or otherwise) from any person or group (other than Electronic Arts or its subsidiaries) relating to, in a single transaction or series of related transactions, (a) any (i) direct or indirect acquisition or license of the assets or business of Glu or any of its subsidiaries (including securities, assets or business of the subsidiaries of Glu) equal to more than 15% of Glu’s consolidated assets or to which more than 15% of Glu’s revenues or earnings on a consolidated basis are attributable, (ii) direct or indirect acquisition or issuance (whether by merger, consolidation, spin-off, share exchange (including a split-off), business combination or otherwise or similar transaction involving an acquisition or issuance) of more than 15% of any class of voting equity securities of Glu, (b) any tender offer or exchange offer, as defined pursuant to the Exchange Act, that if consummated would result, directly or indirectly, in any person or group (or the shareholders of any person or group) beneficially owning 15% or more of the outstanding voting power of Glu, (c) any merger, consolidation, business combination, share exchange, recapitalization, liquidation, dissolution or other similar transaction involving Glu or any of its subsidiaries that would result in any person or group (or the shareholders of any person or group) beneficially owning, directly or indirectly, more than 15% of the outstanding voting power of Glu or 15% of the voting power of the surviving entity in a merger involving Glu or the resulting direct or indirect parent of Glu or such surviving entity (or any securities convertible into, or exchangeable for, securities representing such voting power) or (d) a reorganization, recapitalization, liquidation, dissolution or equivalent transaction involving Glu or any of its subsidiaries. Whenever the term “group” is used, it shall have the definition set forth in Rule 13d-3 of the Exchange Act.
“Superior Proposal” means any bona fide written Acquisition Proposal that did not result from a violation of Glu’s nonsolicitation obligations, with all of the percentages included in the definition of Acquisition Proposal increased from 15% to 50%, that the Board determines in its good faith judgment (after consultation with Glu’s financial advisors and outside legal counsel), and considering such factors as the Board considers to be relevant in good faith, to be (a) more favorable to Glu’s stockholders from a financial point of view than the Merger and the other Transactions (including any changes to the terms of the Merger and the Merger Agreement proposed by Electronic Arts in accordance with the Merger Agreement) and (b) reasonably capable of being completed in a timely manner in accordance with its terms and for which financing, if a cash transaction (in whole or part), is determined by the Board in good faith to be available, in each case, taking into account all financial, regulatory, legal and other aspects of the proposal.
Indemnification and Insurance
For a period of six years from and after the Effective Time, the Surviving Corporation will fulfill and honor in all respects the obligations of the Glu and its subsidiaries pursuant to each indemnification agreement in effect as of February 8, 2021 between Glu or any of its subsidiaries and any individual who at or prior to the Effective Time is a director or officer of Glu or any of its subsidiaries and any indemnification provision and any exculpation provision set forth in the certificate of incorporation, as amended, or bylaws of Glu or its subsidiaries that are in effect on February 8, 2021.
For six years after the Effective Time, the Surviving Corporation will maintain officers’ and directors’ liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each such person currently covered by the Glu’s officers’ and directors’ liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect on February 8, 2021. However, Glu and the Surviving Corporation will not be obligated to pay aggregate premiums in excess of three hundred percent (300%) of its last annual premium paid prior to February 8, 2021 (it being understood and agreed that in the event the cost of such officers’ and directors’ liability insurance policy exceeds such maximum amount, Glu will remain obligated to provide, and the Surviving Corporation will be obligated to obtain the broadest officers’ and directors’ liability insurance policy coverage as may be obtained for an aggregate premium equal to such maximum amount).
Employee Benefits
For the one year period immediately following the Effective Time, Electronic Arts will (and will cause the Surviving Corporation to) provide to each person who is an employee of Glu or any of its subsidiaries immediately prior to the Effective Time and who remains an employee of Glu, the Surviving Corporation or any of their respective Affiliates (each, a “Continuing Employee”) (i) at least the same level of base salary or base hourly wage, if applicable, that was provided to each such Continuing Employee immediately prior to the Effective Time, (ii) a target cash bonus percentage as provided in the Company Disclosure Letter, (iii) employee benefits (other than equity based awards, profit sharing plans, other incentive plans and defined benefit or non-qualified arrangements) that are no less favorable in the aggregate than the employee benefits (other than equity based awards, profit sharing plans, other incentive plans and defined benefit or non-qualified arrangements) provided to similarly situated employees of Electronic Arts and (iv) and upon a termination without cause of a Continuing Employee, the severance benefits set forth in the Company Disclosure Letter applicable to such Continuing Employee.
With respect to any “employee benefit plan” as defined in Section 3(3) of ERISA maintained by Electronic Arts or any of its subsidiaries in which any director, officer or employee of Glu or any of its subsidiaries (the “Company Employees”) will participate effective as of or after the Effective Time (collectively, “New Plans”), subject to applicable Law and applicable Tax qualification requirements, Electronic Arts will, or will cause the Surviving Corporation to, recognize all service of the Company Employees with Glu or any of its subsidiaries that is reflected in the books and records of Glu, as the case may be, for vesting, eligibility and level of benefits purposes (but not for accrual purposes, except for vacation and severance) in any New Plan in which such Company Employees will be eligible to participate after the Effective Time, in each case except to the extent that recognizing such service would result in a duplication of benefits. To the extent any Company Employee participates in a New Plan that is a welfare plan or arrangement of Electronic Arts or any of its subsidiaries following the Closing Date (a “Electronic Arts Welfare Plan”), Electronic Arts and any of its subsidiaries will use commercially reasonable efforts, to the extent permitted by applicable Law and any insurer, third party administrator or service provider under the applicable Electronic Arts Welfare Plan, to cause all:
•
pre-existing condition limitations which otherwise would be applicable to such Company Employee and his or her covered dependents to be waived to the extent satisfied under a Company Benefit Plan comparable to such Electronic Arts Welfare Plan immediately prior to the Closing Date or, if later, immediately prior to such Company Employee’s commencement of participation in such Electronic Arts Welfare Plan;

•
participation waiting periods under each Electronic Arts Welfare Plan that would otherwise be applicable to such Company Employee to be waived to the same extent waived or satisfied under the Company Benefit Plan comparable to such Electronic Arts Welfare Plan immediately prior to the Closing Date or, if later, immediately prior to such Company Employee’s commencement of participation in such Electronic Arts Welfare Plan; and

•
co-payments and deductibles paid by Company Employees in the plan year in which the Effective Time occurs to be credited for purposes of satisfying any applicable deductible or out of pocket requirement under any such Electronic Arts Welfare Plan.

Efforts to Close the Merger
Subject to the terms and conditions provided in the Merger Agreement, Glu and Electronic Arts have agreed, and Glu and Electronic Arts each agree to cause its subsidiaries, to use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the Transactions and to use their respective reasonable best efforts to cause the conditions to each Party’s obligation to consummate the Transactions as set forth in the Conditions to the Closing of the Merger to be satisfied as promptly as practicable (but in no event later than the Outside Date), including taking all actions necessary (i) to obtain all governmental authorizations required for the consummation of the Merger, (ii) to effect all such necessary registrations and filings with the governmental authorities in order to consummate and make effective the Merger and the other Transactions, (iii) to comply with all requirements under applicable Law that may be imposed on it with respect to the Merger and the other Transactions and (iv) to avoid a Proceeding by any Governmental Authority with respect to the Merger Agreement or the Transactions or to defend or contest any Proceedings brought under, pursuant to or relating to any regulatory law challenging the Merger Agreement or the consummation of the Transactions.
In connection with the efforts referenced above, Electronic Arts and Glu will promptly make all filings that may be required for the satisfaction of the Glu Regulatory Approvals by each of them in connection with the consummation of the Transactions. In addition, Electronic Arts and Glu agree, and will each cause each of its subsidiaries, to cooperate and to use their reasonable best efforts and take all actions necessary to obtain any governmental authorizations required for the consummation of the Merger as contemplated by the provision above as promptly as possible, including to make all other necessary filings, notifications or registrations to obtain all governmental authorizations set forth under the Merger Agreement, to respond as promptly as practicable to any requests for information from any Governmental Authority and otherwise comply with any inquiry or request from any Governmental Authority as promptly as practicable (and in each case any such information shall be in substantial compliance with the requirements of the HSR Act or other applicable Antitrust Laws), and to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any order (whether temporary, preliminary or permanent) that restricts, prevents or prohibits the consummation of the Merger or any other transaction contemplated by the Merger Agreement under any Antitrust Law. Each Party will furnish to the other such necessary information and assistance as the other Party may reasonably request in connection with the preparation of any necessary filings or submissions by it to any Governmental Authority. Neither Party will give consent to any voluntary extension of any statutory deadline or withdraw its notification and report form pursuant to the HSR Act or any other filing made pursuant to any Antitrust Law or other regulatory Law unless the other Party has given its prior written consent to such extension or delay.
Electronic Arts and Glu will consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other in advance (to the extent legally permissible), any analyses, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any Party in connection with Proceedings under or relating to any Antitrust Laws. Electronic Arts and Glu agree to (i) give each other reasonable advance notice of all meetings with any Governmental Authority relating to any Antitrust Laws, (ii) give each other an opportunity to participate in each of such meetings, (iii) give each other reasonable advance notice of all substantive oral communications with any Governmental Authority relating to any Antitrust Laws, (iv) if any Governmental Authority initiates a substantive oral communication regarding any Antitrust Laws, to promptly notify the other Party of the substance of such communication, (v) provide each other with a reasonable advance opportunity to review and comment upon all substantive written communications (including any analyses, presentations, memoranda, briefs, arguments, opinions and proposals) with a Governmental Authority regarding any Antitrust Laws and (vi) provide each other with copies of all substantive written communications from any Governmental Authority relating to any Antitrust Laws.
If any objections are asserted with respect to the Transactions under any Antitrust Law or if any suit is instituted or threatened by any Governmental Authority or any private party challenging any of the Transactions as violating any Antitrust Law or if a filing pursuant to the Merger Agreement is reasonably likely to be rejected or conditioned by a Governmental Authority, then each of the Parties will use reasonable best efforts to resolve such objections or challenges as such Governmental Authority or other person may have to such transactions so as to permit consummation of the Transactions as soon as practicable and in any event prior to the Outside Date. Without limiting the generality of the foregoing, Electronic Arts will, and will cause each of its subsidiaries to, use its and their reasonable best efforts, and promptly take any and all steps necessary, to avoid or eliminate any concerns on the part of, or to satisfy any conditions imposed by, any Governmental Authority under any Antitrust Law or any other person so as to enable the Parties to consummate the Transactions as promptly as practicable, and in any event prior to the Outside Date; provided that, in no event will Electronic Arts or its subsidiaries be obligated to:
(i)
propose, negotiate, offer or commit to or effect, by consent decree, hold separate order or otherwise,

the sale, divestiture, license or disposition of any assets or businesses of Electronic Arts or its subsidiaries or Affiliates, now owned or hereafter sought to be acquired;
(ii)
terminate or amend any existing relationships or contractual rights or obligations; or

(iii)
offer or commit to take any action that would limit or modify Electronic Arts’ rights of ownership in, or ability to conduct the business of, any of its operations, divisions, businesses, product lines, customers or assets, including, after the Closing, the business of Glu, if any of the foregoing actions in the preceding clause (i)-(iii) (A) would reasonably be expected to, individually or in the aggregate, (1) materially reduce the reasonably anticipated benefits to Electronic Arts of the Transactions, (2) adversely impact Electronic Arts or any of Electronic Arts’ subsidiaries other than, after the Closing, Glu and its subsidiaries or (3) impact Glu or any of its subsidiaries in a manner that is material to Glu and its subsidiaries, taken as a whole or (B) is not contingent on the consummation of the Transactions.

Other Covenants
The Merger Agreement contains other customary covenants, including, but not limited to, covenants relating to notices of certain events, public announcements, access to information, confidentiality, this proxy statement and other Glu SEC filings and the delisting of Glu Common Stock on Nasdaq. Further, Glu has agreed to use commercially reasonable efforts to obtain, prior to the Effective Time, all consents, waivers and approvals of or under contracts of Glu or one of its subsidiaries reasonably requested by Electronic Arts. However, obtaining such consents is not a condition to completion of the Merger.
Conditions to the Closing of the Merger
The obligation of Electronic Arts and Glu to consummate the Merger is subject to the satisfaction at or prior to the Effective Time of each of the following conditions:
•
Company Stockholder Approval.   The approval of the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of Glu Common Stock entitled to vote on such matter will have been obtained.

•
No Injunction or Restraints.   No U.S. court of competent jurisdiction or any Governmental Authority of competent jurisdiction will have issued any order restraining, enjoining or prohibiting the Merger, nor is there in effect any applicable Law promulgated or deemed applicable to the Merger by any Governmental Authority which prevents the consummation of the Merger.

•
Regulatory Approvals.   All applicable waiting periods (and any extensions thereof) under the HSR Act relating to the consummation of the Merger will have expired or been terminated and any clearance or affirmative approval from the Austrian Governmental Authority will have been obtained and any mandatory waiting period related thereto has expired.

The obligation of Electronic Arts and Merger Sub to consummate the Merger is further subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:
•
Representations and Warranties.   Each of Glu’s representations and warranties in (i) relating to certain of Glu’s capital structure is true and correct as of immediately prior to the Effective Time (except for such representations and warranties that relate to a specific date or time which need only be true and correct as of such date or time), in each case, except for such failures to be true and correct that, individually or in the aggregate, would not result in more than a de minimis increase in the aggregate amounts payable by Merger Sub or Electronic Arts in the Transactions, (ii) relating to Glu’s corporate existence, corporate authority relative to the Merger Agreement, finders and brokers and the opinion of its financial advisor (A) to the extent qualified by materiality or “Company Material Adverse Effect” is true and correct in all respects as of the Effective Time as if made as of the Effective Time (except in each case for such representations and warranties that relate to a specific date or time, which need only be true and correct as of such date or time), and (B) to the extent not qualified by materiality or “Company Material Adverse Effect” is true and correct in all material respects as of the Effective Time with the same force and effect as if made as of the Effective Time (except for such representations and warranties that relate to a specific date or time, which need only be true and correct as of such date or time), (iii) relating to the absence since December 31, 2019, of events or developments that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect is true and correct in all respects as of the Effective Time as if made as of the Effective Time, and (iv) all other provisions in the Merger Agreement relating to Glu’s representations and warranties (excluding those included in the foregoing clauses (i), (ii) and (iii)) (without giving effect to any materiality or “Company Material Adverse Effect” qualifications therein), is true and correct as of the Effective Time as if made as of the Effective Time (except for such representations and warranties that relate to a specific date or time, which need only be true and correct in all material respects as of such date or time), in each case, except for such failures to be true and correct, individually and in the aggregate, as have not had a Company Material Adverse Effect (the “Glu Representations Condition”).
•
Covenants.   Glu will have performed and complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by it at or prior to the Effective Time (the “Glu Covenants Condition”).

•
No Material Adverse Effect.   Since February 8, 2021, there will not have occurred and be continuing a Company Material Adverse Effect.

•
Certificate.   Electronic Arts will have received a certificate signed on behalf of Glu by the Chief Executive Officer or Chief Financial Officer of Glu as to the satisfaction of the conditions in the three bullet points above.

The obligation of Glu to consummate the Merger will be further subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:
•
Representations and Warranties.   Each of the representations and warranties of Electronic Arts and Merger Sub in the Merger Agreement will be true and correct as of the Effective Time as if made as of the Effective Time (except for such representations and warranties that relate to a specific date or time, which need only be true and correct in all material respects as of such date or time), except for such failures to be true and correct would not, individually and in the aggregate, have a material adverse effect on the ability of Electronic Arts or Merger Sub to consummate the Merger (the “Electronic Arts Representations Condition”).

•
Covenants.   Electronic Arts and Merger Sub will have performed and complied in all material respects with all obligations and agreements required by the Merger Agreement to be performed or complied with by it at or prior to the Effective Time (the “Electronic Arts Covenants Condition”).

•
Certificate.   Glu will have received a certificate signed on behalf of Electronic Arts and Merger Sub by an executive officer of Electronic Arts and Merger Sub as to the satisfaction of the conditions in the two bullet points above.

Termination of the Merger Agreement
The Merger Agreement may be terminated, and the Merger may be abandoned by action taken or authorized by the terminating Party:
•
by mutual written consent of Glu and Electronic Arts by action of their respective boards of directors, at any time prior to the Effective Time;

•
by either Glu or Electronic Arts, if (i) the meeting of Glu’s stockholder meeting at which a vote on Glu’s stockholder approval was taken will have been held and such stockholder approval will not have been obtained at such meeting or (ii) the Effective Time will not have occurred by the Outside Date; provided that the right to terminate the Merger Agreement pursuant to clause (ii) will not be available to any Party whose failure to perform any of its obligations under the Merger Agreement has been the primary cause of, or resulted in, the failure of the Effective Time to have occurred by the Outside Date; or

•
by either Glu or Electronic Arts, if any court of competent jurisdiction or other Governmental Authority of competent jurisdiction issues an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger, and such order will have become final and nonappealable; provided that the right to terminate the Merger Agreement pursuant to such provision is not available to any Party whose failure to perform any of its obligations in the Merger Agreement has been the primary cause of, or resulted in such order or action.
•
by Electronic Arts if:

◦
prior to Glu obtaining stockholder approval, (i) the Board (or a duly authorized committee thereof) effectuated a Change of Board Recommendation or (ii) Glu committed a material intentional breach of any of its nonsolicitation obligations under the Merger Agreement; or

◦
(i) there is an inaccuracy in any representation or warranty of Glu contained in the Merger Agreement or a breach of any covenant of Glu contained in the Merger Agreement, in any case, such that the Glu Representations Condition or the Glu Covenants Condition would not then be satisfied, (ii) Electronic Arts delivers to Glu a written notice of such inaccuracy or breach of covenant and (iii) either such inaccuracy or breach of covenant is not capable of cure or at least 30 days have elapsed (or the Outside Date has passed) since the date of delivery of such written notice to Glu and such inaccuracy or breach of covenant has not been cured; provided that the right to terminate pursuant to such provision is not available to Electronic Arts if its failure to perform any of its obligations in the Merger Agreement has been the primary cause of, or resulted in, the events specified in clauses (i) or (iii).

•
by Glu if:

◦
prior to obtaining Glu’s stockholder approval, the Board (or a duly authorized committee thereof) determines to accept a Superior Proposal and enter into the Alternative Acquisition Agreement, subject to, and in accordance with, the terms and conditions of Glu’s nonsolicitation obligations under the Merger Agreement; provided that such termination will not be effective unless Glu pays the Termination Fee to Electronic Arts prior to or concurrently with such termination in accordance with the Merger Agreement; or

◦
(i) there is an inaccuracy in any representation or warranty of Electronic Arts contained in the Merger Agreement or a breach of any covenant of Electronic Arts contained in the Merger Agreement, in any case, such that any of the conditions set forth Electronic Arts Representations Condition or the Electronic Arts Covenants Condition would not then be satisfied, (ii) Glu delivers to Electronic Arts a written notice of such inaccuracy or breach of covenant and (iii) either such inaccuracy or breach of covenant is not capable of cure or at least 30 days have elapsed (or the Outside Date has passed) since the date of delivery of such written notice to Electronic Arts and such inaccuracy or breach of covenant shall not have been cured; provided however the right to terminate pursuant to such provision is not available to Glu if its failure to perform any of its obligations in the Merger Agreement has been the primary cause of, or resulted in, the events specified in clauses (i) or (iii).

Termination Fee
Glu will be required to pay Electronic Arts a termination fee equal to $78.9 million (the “Termination Fee”) if and only if the Merger Agreement is validly terminated:
•
by Electronic Arts, if prior to Glu obtaining stockholder approval, (i) the Board (or a duly authorized committee thereof) has effectuated a Change of Board Recommendation or (ii) Glu has committed a material intentional breach of any of its nonsolicitation obligations under the Merger Agreement, in which case, Glu shall pay the Termination Fee to Electronic Arts after such termination;

•
by Glu, if prior to Glu obtaining stockholder approval, the Board (or a duly authorized committee thereof) determines to accept a Superior Proposal and enter into the Alternative Acquisition Agreement, subject to, and in accordance with, the terms and conditions of its nonsolicitation obligations under the Merger Agreement; in which case Glu will pay the Termination Fee to Electronic Arts prior to or concurrently with such termination in accordance with the Merger Agreement; or

•
by either Electronic Arts or Glu as a result of (i) the meeting of Glu’s stockholders at which a vote on Glu’s stockholder approval was taken having been held and such stockholder approval having not been obtained at such meeting or (ii) the Effective Time having not occurred by the Outside Date (but in the case of clause (ii), if, as of the time of such termination, (1) either Party is then entitled to terminate the Merger Agreement as a result of the meeting of Glu’s stockholders at which a vote on Glu’s stockholder approval was taken having been held and such stockholder approval having not been obtained at such meeting or (2) Electronic Arts is then entitled to terminate the Merger Agreement as a result of an inaccuracy in any representation or warranty of Glu contained in the Merger Agreement or a breach of any covenant of Glu contained in the Merger Agreement, in any case, such that the Glu Representations Condition or the Glu Covenants Condition would not be satisfied) or by Electronic Arts as a result of an inaccuracy in any representation or warranty of Glu contained in the Merger Agreement or a breach of any covenant of Glu contained in the Merger Agreement, in any case, such that the Glu Representations Condition or the Glu Covenants Condition would not be satisfied, and (A) following February 8, 2021 and prior to such termination, an Acquisition Proposal has been publicly disclosed or otherwise become publicly known and (B) within 12 months after such termination, Glu enters into a definitive Contract with respect to an Acquisition Proposal or consummates an Acquisition Proposal (which need not be the same Acquisition Proposal that was made, announced or publicly known prior to the termination of the Merger Agreement) (provided that for all purposes of this bullet point, references to “15%” in the definition of the term “Acquisition Proposal” shall be deemed to be references to 50%), in which case, Glu shall pay to Electronic Arts the Termination Fee concurrently with entering into a definitive Contract or the consummation of such Acquisition Proposal.
The Parties have agreed that in the event that the Merger Agreement is validly terminated in accordance with its terms and the Termination Fee is payable pursuant to the Merger Agreement and is paid, it is not a penalty and constitutes liquidated damages, and such payment will be the sole and exclusive remedy under the Merger Agreement of Electronic Arts against Glu. Electronic Arts may pursue a grant of specific performance in accordance with the Merger Agreement and the payment of the Termination Fee, provided that Electronic Arts may not be permitted or entitled to receive a grant of specific performance that results in the closing and any money damages, including all or any portion of the Termination Fee. The Parties have agreed that in no event will Glu be required to pay the Termination Fee on more than one occasion.
Specific Performance
The Parties agree that irreparable damage would occur in the event that any of the provisions of the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage.
The Parties have accordingly agreed that prior to any valid termination of the Merger Agreement in accordance with its terms, (a) each Party will be entitled to an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement, this being in addition to any other remedy to which they are entitled at law or in equity and (b) the Parties will waive, in any Proceeding for specific performance, the defense of adequacy of a remedy at law. The right to specific enforcement under the Merger Agreement shall include the right of each of Glu, Electronic Arts and Merger Sub to cause the Merger and the other Transactions to be consummated on the terms and subject to the conditions set forth in the Merger Agreement.
Effect of Termination
If the Merger Agreement is terminated by Glu or Electronic Arts in accordance with its terms, the Merger Agreement will become void and of no effect without liability on the part of any Party or any representative of such Party or the successors of such Party subject to certain exceptions, including with regard to liability as a result of fraud or intentional breach prior to the valid termination of the Merger Agreement. The provisions of the Merger Agreement regarding confidentiality, the effect of a termination, payment of termination fees and general provisions within Article VII of the Merger Agreement will survive any termination.
Fees and Expenses
Except in specified circumstances, all expenses incurred by the Parties will be borne solely and entirely by the Party which has incurred the same.

Amendment
The Merger Agreement may be amended by Glu, Electronic Arts and Merger Sub by action taken at any time prior to the Effective Time. The Merger Agreement may not be amended except by an instrument in writing signed by the Parties.
Governing Law
The Merger Agreement is governed by the laws of the State of Delaware.

MARKET PRICES AND DIVIDEND DATA
Glu Common Stock is listed on Nasdaq under the symbol “GLUU.” As of           , 2021, we had           shares of Glu Common Stock outstanding, held by approximately           holders of record and beneficially by thousands of additional stockholders.
The following table sets forth the closing price per share of Glu Common Stock, as reported on Nasdaq on February 5, 2021, the last full trading day before the public announcement of the Merger, and on           , 2021, the latest practicable trading day before the printing of this proxy statement:
	Glu Common Stock Closing Price
February 5, 2021		$9.19
, 2021	$
You are encouraged to obtain current market quotations for Glu Common Stock in connection with voting your shares of Glu Common Stock. If the Merger is completed, there will be no further market for Glu Common Stock and Glu Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act.
We have never paid cash dividends on Glu Common Stock. In the event that the Merger is not completed, we would expect to retain earnings, if any, to fund the development and growth of our business and would not anticipate paying cash dividends on Glu Common Stock in the foreseeable future. In the event that the Merger is not completed, our payment of any future dividends would be at the discretion of our Board after taking into account various factors, including our financial condition, operating results, cash needs and growth plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of Glu Common Stock as of March 5, 2021, for:
•
each of our named executive officers;

•
each of our current directors;

•
all of our directors and executive officers as a group; and

•
each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of Glu Common Stock.

We calculated the “Percent of Class” based on 176,299,773 shares of Glu Common Stock outstanding on March 5, 2021. In accordance with SEC regulations, we also included shares subject to equity awards that are currently vested or will become vested by May 5, 2021 (i.e., within 60 days of March 5, 2021). We deem those shares outstanding and beneficially owned by the person holding the award for computing that person’s percentage ownership, but they are not treated as outstanding for computing any other person’s percentage ownership. The information as to beneficial ownership presented in the table below does not take into account any accelerated vesting that may occur in connection with the Closing. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares each person beneficially owns, and the address of each person is: c/o Glu Mobile Inc., 875 Howard Street, Suite 100, San Francisco, California 94103.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% Stockholders
BlackRock Inc.(1)	22,266,614	12.63%
Red River Investment Limited(2)	21,000,000	11.91%
Vanguard Group Inc.(3)	10,219,184	5.80%
Named Executive Officers and Directors
Nick Earl(4)	5,523,766	3.05%
Eric R. Ludwig(5)	2,737,830	1.53%
Chris Akhavan(6)	884,845	*
Becky Ann Hughes(7)	436,239	*
Scott Leichtner(8)	1,093,054	*
Darla Anderson(9)	53,291	*
Eric R. Ball(10)	432,312	*
Greg Brandeau(11)	179,780	*
Niccolo M. de Masi(12)	512,029	*
Ben Feder(13)		—
Hany M. Nada(14)	456,825	*
Benjamin T. Smith, IV(15)	276,625	*
Gabrielle Toledano(16)	176,625	*
All directors and executive officers as a group (13 persons)(17)	12,763,221	6.85%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
The information is based solely upon a Schedule 13G/A filed with the SEC on January 26, 2021 by BlackRock, Inc. on its own behalf and on behalf of certain of its subsidiaries specified on Exhibit A to the Schedule 13G/A. BlackRock Inc. has sole voting power over 22,065,876 shares and sole dispositive power over 22,266,614 shares. The address for BlackRock Inc. is 55 East 52nd Street, New York, New York 10055.

(2)
The information is based solely upon a Schedule 13D/A filed with the SEC on February 10, 2021 by Tencent and Red River Investment Limited, a wholly owned subsidiary of Tencent (“Red River”). Tencent may be deemed to be the beneficial owner and deemed to have the sole power to vote or direct the vote, and sole power to dispose or to direct the disposition, of 21,000,000 shares of common stock held by Red River. The principal address of Tencent is 29/F Three Pacific Place, No. 1 Queen’s Road East, Wanchai, Hong Kong. The principal address of each of Red River is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands. The individual officers and directors of each of Tencent and Red River are listed on Appendix A to the Schedule 13D/A.

(3)
The information is based solely upon a Schedule 13G/A filed with the SEC on February 10, 2021 by Vanguard Group Inc. (“Vanguard”) on its own behalf and on behalf of certain of its subsidiaries specified on Appendix A to the Schedule 13G/A. Vanguard has shared voting power over 336,750 shares, sole dispositive power over 9,773,887 shares and shared dispositive power over 445,297 shares. The address for Vanguard is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)
Includes 3,346,272 shares subject to Glu Options and 1,351,870 shares subject to Glu PSOs that are exercisable within 60 days of March 5, 2021.

(5)
Includes (a) 328,251 shares held by The Ludwig McKillop Trust, of which Mr. Ludwig and his spouse, Mary Elizabeth McKillop, are the co-trustees, (b) 8,880 shares held by Mr. Ludwig’s minor children, (c) 1,049,521 shares subject to Glu Options, and (d) 1,294,178 shares subject to Glu PSOs that are exercisable within 60 days of March 5, 2021.

(6)
Represents 350,508 shares subject to Glu Options and 443,155 shares subject to Glu PSOs that are exercisable within 60 days of March 5, 2021.

(7)
Includes 138,670 shares subject to Glu Options and 129,932 shares subject to Glu PSOs that are exercisable within 60 days of March 5, 2021.

(8)
Includes 641,616 shares subject to Glu Options and 201,592 shares subject to Glu PSOs that are exercisable within 60 days of March 5, 2021.

(9)
Includes 28,780 shares subject to Glu Options.

(10)
Includes 228,780 shares subject to Glu Options that are exercisable within 60 days of March 5, 2021.

(11)
Includes 154,780 shares subject to Glu Options that are exercisable within 60 days of March 5, 2021.

(12)
Includes 14,285 shares subject to Glu Options that are exercisable within 60 days of March 5, 2021.

(13)
Mr. Feder was appointed to the Board by Tencent and we do not provide him with any compensation for his services on the Board or on the Strategy Committee of the Board.

(14)
Includes 228,780 shares subject to Glu Options that are exercisable within 60 days of March 5, 2021.

(15)
Includes 228,780 shares subject to Glu Options that are exercisable within 60 days of March 5, 2021.

(16)
Includes 138,780 shares subject to Glu Options that are exercisable within 60 days of March 5, 2021.

(17)
Includes 6,549,552 shares subject to Glu Options, and 3,420,727 shares subject to Glu PSOs that are exercisable within 60 days of March 5, 2021.

PROPOSAL 2: THE COMPENSATION PROPOSAL
Compensation Paid to Named Executive Officers in Connection with the Merger
In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation that may be paid or become payable to our named executive officers in connection with the proposed Merger. For more detailed information regarding these amounts, please see the section captioned “Proposal 1: Adoption of the Merger Agreement — Quantification of Potential Payments and Benefits to our Named Executive Officers” and the accompanying footnotes and related narrative disclosure. As required by those rules, we are asking our stockholders to adopt the following resolution:
RESOLVED, that the stockholders of Glu hereby APPROVE, on an advisory basis, the compensation that may be paid or become payable to Glu’s named executive officers in connection with the Merger, in each case pursuant to Item 402(t) of Regulation S-K, described in the table in the section captioned “Proposal 1: Adoption of the Merger Agreement — Quantification of Potential Payments and Benefits to our Named Executive Officers” and the accompanying footnotes and related narrative discussion of Glu’s proxy statement for its virtual special meeting of stockholders to be held on             ,           .
Effect of Advisory Vote
The vote on this proposal is a vote separate from the votes on the proposal to adopt the Merger Agreement and the proposal to approve adjournment of the virtual special meeting. Accordingly, you may vote to approve either of the other proposals and vote not to approve this proposal, and vice versa. Approval of this proposal is not a condition to completion of the Merger.
Because the vote on this proposal is only advisory in nature, it will not be binding on either Glu or Electronic Arts regardless of whether the proposed Merger is completed. Accordingly, since the compensation described herein is contractual with respect to our named executive officers, regardless of the outcome of this advisory vote, such compensation will be payable, subject only to the conditions applicable thereto, if the proposed Merger is completed.
Vote Required and Board Recommendation
Approval of the compensation proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter that are present or represented by proxy at the virtual special meeting and are voted “FOR” or “AGAINST” the proposal. If you abstain from voting, fail to cast your vote, at the meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of the vote for the compensation proposal, provided that a quorum is present at the virtual special meeting.
Our Board unanimously recommends that you vote “FOR” the compensation proposal.

PROPOSAL 3: ADJOURNMENT OF THE VIRTUAL SPECIAL MEETING
Adjournment of the Virtual Special Meeting
In the event that a quorum is not present or represented by proxy at the virtual special meeting, it is expected that our Board will recommend adjournment of the virtual special meeting to solicit additional proxies if permitted by the Merger Agreement. In addition, we may move to adjourn the virtual special meeting in order to give holders of Glu Common Stock additional time to evaluate any supplemental or amended disclosure or otherwise comply with applicable law. In either event, we will ask our stockholders to vote only upon the adjournment proposal and not on the other proposals discussed in this proxy statement.
Vote Required and Board Recommendation
Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Glu Common Stock entitled to vote on such matter that are present or represented by proxy at the virtual special meeting and are voted “FOR” or “AGAINST” the proposal. If you abstain from voting, fail to cast your vote, at the meeting or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of the vote for the adjournment proposal, provided that a quorum is present at the virtual special meeting.
Our Board unanimously recommends that you vote “FOR” the adjournment proposal.

OTHER MATTERS
No business may be transacted at the virtual special meeting other than the matters set forth in this proxy statement.

FUTURE STOCKHOLDER PROPOSALS
If the Merger is completed, we will have no public stockholders and there will be no public participation in any of our future stockholder meetings. However, if the Merger is not completed, our public stockholders will continue to be entitled to attend and participate in our stockholders’ meetings and we will hold an annual meeting of stockholders in 2021.
We will hold an annual meeting of stockholders in 2021 only if the Merger has not already been completed.
If the Merger is not completed, then under our bylaws, our stockholders who intend to present proposals for action, or to nominate directors, at our 2021 annual meeting of stockholders must give written notice of the proposal or nomination to our Corporate Secretary in accordance with our bylaws. Our bylaws require that any such notice be delivered no later than 5:00 p.m. Pacific Time on the 90th day nor earlier than 5:00 p.m. Pacific Time on the 120th day prior to the first anniversary of the prior year’s annual meeting of stockholders. To be timely for the 2021 annual meeting of stockholders (if the Merger is not completed and such meeting occurs), a stockholder’s notice must be received by us between 5:00 p.m. Pacific Time on February 18, 2021 and 5:00 p.m. Pacific Time on March 20, 2021. Such proposal should be delivered or mailed to the attention of our Corporate Secretary at our principal executive offices, which are Corporate Secretary, Glu Mobile Inc., 875 Howard Street, Suite 100, San Francisco, California 94103. Additional requirements apply under our bylaws for stockholders who intend to include a proposal in our proxy statement and proxy card for the 2021 annual meeting pursuant to Rule 14a-8 under the Exchange Act. Any such stockholder proposals would have had to be received by our Corporate Secretary no later than December 29, 2020, satisfy the conditions established by the SEC for stockholder proposals, and comply with the deadlines and other procedures in our bylaws.
If the date of the 2021 annual meeting is more than 30 days before or more than 60 days after the first anniversary of the 2020 annual meeting, in order for a notice to be timely, it must be delivered no earlier than 120 days prior to and no later than 90 days prior to the 2021 annual meeting date or, if later, the close of business on the 10th day after we publicly announce the date of the 2021 annual meeting.
These stockholder notices must contain information required by our bylaws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. If a matter is properly brought before our next annual meeting under the procedures outlined in this paragraph, the proxy holders named by our Board will have the discretion to vote on such matter without having received directions from stockholders delivering proxies to them for such meeting, provided that our proxy statement for our next meeting briefly describes the matter and how the proxy holders intend to vote on it.

WHERE YOU CAN FIND MORE INFORMATION
We are subject to the informational requirements of the Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read our SEC filings through the Internet at the SEC’s website at www.sec.gov.
You may obtain any of the documents we file with the SEC, without charge, by visiting the SEC Filings page of our website at https://glumobile.gcs-web.com/financial-information/sec-filings. The information included on our website is not incorporated by reference into this proxy statement. You may also request copies from us at the following address or phone number:
Glu Mobile Inc.
875 Howard Street, Suite 100
San Francisco, California 94103
If you request any documents from us, we will mail them to you by first class mail, or similar means, promptly after we receive your request. If you would like to request documents from us, please do so by           , 2021 to receive them before the virtual special meeting.

INCORPORATION BY REFERENCE
We are allowed to “incorporate by reference” information that we file with the SEC into this proxy statement, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. Information in this proxy statement supersedes information incorporated by reference that we filed with the SEC prior to the date of this proxy statement, while information that we file later with the SEC will automatically update and supersede the information in this proxy statement. We incorporate by reference into the proxy statement the documents listed below, and any future filings we will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than Current Reports on Form 8-K containing only information furnished under Item 2.02 or Item 7.01 of Form 8-K, unless otherwise indicated therein) after the date of this proxy statement but prior to the date of the virtual special meeting:
•
our Annual Report on Form 10-K for the year ended December 31, 2020; and

•
our Current Reports on Form 8-K filed with the SEC on February 8, 2021 and February 12, 2021.

We will make these documents available to you without charge upon your oral or written request. Requests should be directed to us at the address above under “Where You Can Find More Information.” All of these documents are also available through the SEC Filings page of our website at https://glumobile.gcs-web.com/financial-information/sec-filings. The information included on our website is not incorporated by reference into this proxy statement.

MISCELLANEOUS
Your vote is important. You may vote by submitting a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions on your proxy card, returning your proxy card using the postage prepaid envelope provided, or attending the virtual special meeting and voting at the meeting. If you have any questions about this proxy statement, the virtual special meeting or the Merger or need assistance with voting procedures, you should contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders May Call:
Toll-Free at (888) 750-5834 (from the U.S. and Canada)
or +1 (412) 232-3651 (from other locations)
Banks & Brokers May Call Collect: (212) 750-5833
Please note, however, that if your shares are held of record by a brokerage firm, bank, trust or other nominee and you wish to vote at the virtual special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy issued in your name from that record holder.
You should not send in your Glu stock certificates, if any, until you receive the transmittal materials from the paying agent with instructions for the surrender of your stock certificates. Our record stockholders who have further questions about their share certificates, if any, or the exchange of Glu Common Stock for cash should contact the paying agent.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS DESCRIBED HEREIN. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED           , 2021. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT). NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ISSUANCE OF CASH IN THE MERGER CREATES ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

ANNEX A
EXECUTION VERSION
Agreement and Plan of Merger
among
Electronic Arts Inc.,
a Delaware corporation;
Giants Acquisition Sub, Inc.,
a Delaware corporation,
and
Glu Mobile Inc.,
a Delaware corporation

Dated as of February 8, 2021

A-1

A-i

A-ii

Page
Section 7.10 WAIVER OF JURY TRIAL	A-50
Section 7.11 Counterparts	A-51
Section 7.12 Amendment	A-51
Section 7.13 Waiver	A-51
Section 7.14 Rules of Construction	A-51
Exhibits
Exhibit A – Certain Definitions and Index of Defined Terms
Exhibit B – Form of Certificate of Incorporation of Surviving Corporation

A-iii

AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (this “Agreement”) is made and entered into as of February 8, 2021 (the “Agreement Date”), by and among Electronic Arts Inc., a Delaware corporation (“Parent”), Giants Acquisition Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and Glu Mobile Inc., a Delaware corporation (the “Company” and, collectively with Parent and Merger Sub, the “Parties”). Capitalized terms shall have the meaning ascribed to them throughout this Agreement or in Exhibit A.
RECITALS
A.   Parent desires to acquire the Company on the terms and subject to the conditions set forth in this Agreement.
B.   Upon the terms and subject to the conditions set forth herein and in accordance with the DGCL, Merger Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned Subsidiary of Parent, and each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time (the “Shares” and each, a “Share”) shall be converted at the Effective Time into the right to receive the Per Share Merger Consideration, without interest and subject to any required withholding of Taxes, except for the Cancelled Shares and Dissenting Shares.
C.   The board of directors of the Company (the “Board of Directors” or the “Company Board”) has unanimously (i) determined that the Merger and the other transactions contemplated by this Agreement (collectively, the “Transactions”), taken together, are on terms that are fair to, advisable and in the best interests of the Company and the Company Stockholders, (ii) approved and declared advisable this Agreement, the Merger and the other Transactions and (iii) resolved to recommend that the Company Stockholders adopt this Agreement (such recommendation, the “Company Board Recommendation”).
D.   The board of directors of Merger Sub has approved and declared advisable this Agreement and the Transactions upon the terms and subject to the conditions set forth herein.
E.   The board of directors of Parent has approved and declared advisable this Agreement and the Transactions upon the terms and subject to the conditions set forth herein, and Parent, as the sole stockholder of Merger Sub, has duly executed a written consent, effective immediately following execution of this Agreement, adopting this Agreement and approving the Transactions.
F.   Concurrently with the execution and delivery of this Agreement, Red River Investment Limited, a British Virgin islands company, has entered into a voting and support agreement, dated as of the date hereof, pursuant to which, among other things, it has agreed to vote its Shares in favor of the Merger and the adoption of this Agreement as set forth therein (the “Voting Agreement”).
AGREEMENT
The Parties, intending to be legally bound, in consideration of the representations, warranties, covenants and other agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:
Article I.
DESCRIPTION OF TRANSACTION
Section 1.1   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company. By virtue of the Merger, at the Effective Time, the separate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation in the Merger (the “Surviving Corporation”) and as a wholly-owned Subsidiary of Parent. The Merger shall be governed by and effected under the DGCL.
Section 1.2   Effects of the Merger.   The Merger shall have the effects set forth in this Agreement, the applicable provisions of the DGCL and the Certificate of Merger.

Section 1.3   Closing; Effective Time.   The consummation of the Merger (the “Closing”) shall take place at the offices of Fenwick & West LLP, 801 California Street, Mountain View, California 94041 (or remotely via the electronic exchange of documents), as promptly as practicable, but in any event no later than the third Business Day after the date on which all the conditions set forth in Article V are satisfied or waived (other than those conditions that by their terms are to be satisfied or waived (if permitted hereunder) at the Closing, but subject to the satisfaction or waiver (if permitted hereunder) of such conditions at the Closing), or at such other location, date and time as agreed by Parent and the Company. The date on which the Closing actually takes place is referred to as the “Closing Date.” Under the terms and subject to the conditions of this Agreement, a certificate of merger that the Parties shall agree satisfies the applicable requirements of the DGCL (the “Certificate of Merger”) shall be duly executed by the relevant Parties thereto and shall be filed with the Secretary of State of the State of Delaware concurrently with, or as soon as practicable following, the Closing, and the Parties shall make all other deliveries, filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective at the time of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as may be agreed by Parent and the Company and specified in the Certificate of Merger (the time at which the Merger becomes effective being referred to as the “Effective Time”).
Section 1.4   Governing Documents; Directors and Officers.   Unless otherwise agreed by Parent and the Company prior to the Effective Time:
(a)   the certificate of incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time to read in the form of Exhibit B;
(b)   the bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time other than to change the name of Merger Sub thereunder to be the name of the Surviving Corporation; and
(c)   the directors and officers of the Surviving Corporation immediately after the Effective Time shall be the respective individuals who are directors and officers of Merger Sub immediately prior to the Effective Time.
Section 1.5   Conversion of Shares; Company Options, Company RSUs, Company PSUs and Company ESPP.
(a)   At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any equityholder of the Company:
(i)   Treasury Shares.   Each Share that is owned, directly or indirectly, by the Company or its wholly owned Subsidiaries immediately prior to the Effective Time (and, in each case, not held on behalf of third parties) shall be cancelled and extinguished without any conversion or payment of any property or consideration, and shall cease to exist;
(ii)   Shares Owned by Parent and Merger Sub.   Each Share that is owned, directly or indirectly, immediately prior to the Effective Time, by (A) Parent, (B) Merger Sub, (C) any wholly-owned Subsidiary of Parent or Merger Sub or (D) any Person that owns, directly or indirectly, all of the outstanding stock of Merger Sub shall be cancelled and extinguished without any conversion or payment of any property or consideration, and shall cease to exist;
(iii)   All Other Shares.   Each Share that is outstanding immediately prior to the Effective Time (other than (A) Shares to be cancelled in accordance with Section 1.5(a)(i) and Section 1.5(a)(ii) (collectively, the “Cancelled Shares”) and (B) Dissenting Shares) shall be automatically converted into the right to receive an amount, net to the seller in cash, without interest, equal to $12.50 (the “Per Share Merger Consideration”), subject to any required withholding of Taxes. All Shares that have been converted pursuant to this Section 1.5(a)(iii) shall be cancelled automatically and shall be extinguished and cease to exist, and the holders of (1) Shares represented by Company Stock Certificates (as defined below) or (2) Book-Entry Shares shall cease to have any rights with respect to those Shares, other than the right to receive the Per Share Merger Consideration in accordance with Section 1.8.

(iv)   Company Options.
(A)   Vested Company Options.   Each Company Option (or portion thereof and including any Company PSO after giving effect to the Performance Company Option Conversion set forth in Section 1.5(a)(iv)(C) below) that is vested, unexpired, unexercised and outstanding as of the Effective Time (each, a “Vested Company Option”) shall, by virtue of the occurrence of the Effective Time and without any action on the part of Parent, Merger Sub, the Company, the holder of such Vested Company Option or any other Person, be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (x) the aggregate number of Shares subject to such Vested Company Option multiplied by (y) the excess, if any, of the Per Share Merger Consideration over the applicable per share exercise price of such Vested Company Option, without interest and subject to any required withholding of Taxes. The Surviving Corporation shall pay the amounts set forth in this Section 1.5(a)(iv)(A) as soon as practicable following the Effective Time (but in no event later than the later of the second regularly scheduled payroll date and the date that is 15 Business Days, in each case, after the Effective Time). If the applicable per share exercise price of any such Vested Company Option is equal to or greater than the Per Share Merger Consideration, such Vested Company Option shall be cancelled pursuant to this Section 1.5(a)(iv)(A) without payment of any consideration.
(B)   Unvested Company Options.   Each Company Option (or portion thereof and including any Company PSO after giving effect to the Performance Company Option Conversion set forth in Section 1.5(a)(iv)(C) below) held by a Continuing Employee that is unvested, unexpired, unexercised and outstanding as of the Effective Time (each an “Unvested Company Option”) shall, by virtue of the occurrence of the Effective Time and without any action on the part of Parent, Merger Sub, the Company, the holder of such Unvested Company Option or any other Person, be assumed by Parent and converted automatically at the Effective Time into a corresponding option denominated in shares of common stock of Parent and subject to terms and conditions substantially identical to those in effect at the Effective Time, including all vesting and applicable vesting acceleration provisions, except as such terms and conditions are modified by Section 1.5(a)(iv)(C) of this Agreement (each such assumed Unvested Company Option, an “Assumed Company Option”), except that (1) the number of shares of common stock of Parent that will be subject to each such Assumed Company Option shall be determined by multiplying the number of Shares of Company Common Stock subject to such Assumed Company Option by the Exchange Ratio (rounded down to the nearest whole Share) and (2) the exercise or purchase price per share of each such Assumed Company Option shall equal (x) the per share exercise price of each such Assumed Company Option divided by (y) the Exchange Ratio (rounded up to the nearest whole cent); provided, however, that in no case shall the assumption of an Assumed Company Option be performed in a manner that is not in material compliance with the requirements of Sections 409A or 424(a) of the Code and other applicable Law. At the Effective Time, each Company Equity Plan pursuant to which any Assumed Company Option has been granted shall be assumed by Parent.
(C)   Performance Company Option Conversion.   The applicable performance metrics of each Company PSO (or portion thereof) that is unvested, unexpired, unexercised and outstanding as of the Effective Time for which the Performance Period has not been completed as of the Effective Time will, as of immediately prior to the Effective Time, be deemed achieved at “target” and be converted to a time-based vesting schedule that corresponds to each Performance Period (the “Performance Company Option Conversion”). For the avoidance of doubt, for any Performance Period that has been completed as of the Agreement Date, but for which the performance achievement has not yet been determined as of the Agreement Date, the Company Board (or a duly authorized committee thereof) shall determine the performance achievement and the resulting number of shares of Company Common Stock eligible to vest on the applicable vesting date prior the Effective Time in its sole discretion.

(v)   Company RSUs.
(A)   Vested Company RSUs.   Each Company RSU (or portion thereof and including any Company PSU after giving effect to the Performance Company RSU Conversion set forth in Section 1.5(a)(v)(C) below) that is vested, unexpired, unsettled and outstanding as of the Effective Time (each, a “Vested Company RSU”) shall, by virtue of the occurrence of the Effective Time and without any action on the part of Parent, Merger Sub, the Company, the holder of such Vested Company RSU or any other Person, be cancelled and automatically converted into the right to receive the Per Share Merger Consideration, without interest and subject to any required withholding of Taxes. The Surviving Corporation shall pay the amounts set forth in this Section 1.5(a)(v)(A) as soon as practicable following the Effective Time (but in no event later than the later of the second regularly scheduled payroll date and the date that is 15 Business Days, in each case, after the Effective Time).
(B)   Unvested Company RSUs.   Each Company RSU (or portion thereof and including any Company PSU after giving effect to the Performance Company RSU Conversion set forth in Section 1.5(a)(v)(C) below) held by a Continuing Employee that is unvested, unexpired, unsettled and outstanding as of the Effective Time (each, an “Unvested Company RSU”) shall, by virtue of the occurrence of the Effective Time and without any action on the part of Parent, Merger Sub, the Company, the holder of such Company RSU or any other Person, be assumed by Parent and converted automatically at the Effective Time into a corresponding restricted stock unit of Parent and subject to terms and conditions substantially identical to those in effect at the Effective Time, including all vesting and applicable vesting acceleration provisions, except as such terms and conditions are modified by Section 1.5(a)(v)(C) of this Agreement (each such assumed Unvested Company RSU, an “Assumed Company RSU”), except that the number of shares of common stock of Parent that will be subject to each such Assumed Company RSU shall be determined by multiplying the number of Shares of Company Common Stock subject to such Assumed Company RSU by the Exchange Ratio (rounded down to the nearest whole Share); provided, however, that in no case shall the assumption of an Assumed Company RSU be performed in a manner that is not in material compliance with the requirements of Sections 409A or 424(a) of the Code and other applicable Law. At the Effective Time, each Company Equity Plan pursuant to which any Assumed Company RSU has been granted shall be assumed by Parent.
(C)   Performance Company RSU Conversion.   The applicable performance metrics of each Company PSU (or portion thereof) that is unvested, unexpired, and outstanding for which the Performance Period has not been completed as of the Effective Time will, as of immediately prior to the Effective Time, be deemed achieved at “target” or the equivalent of “target” if such concept is not included in the applicable Company PSU, as determined by the Company Board (or a duly authorized committee thereof) utilizing the same methodology and standards used to calculate “target” for the other Company PSUs, and be converted to a time-based vesting schedule that corresponds to each Performance Period (the “Performance Company RSU Conversion”). For the avoidance of doubt, for any Performance Period that has been completed as of the Agreement Date, but for which the performance achievement has not yet been determined as of the Agreement Date, the Company Board (or a duly authorized committee thereof) shall determine the performance achievement and the resulting number of shares of Company Common Stock eligible to vest on the applicable vesting date prior the Effective Time in its sole discretion.
(vi)   Company ESPP.   As soon as practicable following the Agreement Date, the Company shall take all actions with respect to the Company ESPP that are necessary to provide that: (A) with respect to each “Offering Period” (as defined in the Company ESPP), (1) no participant may elect to participate in the Company ESPP after the Agreement Date and (2) no participant may increase the percentage amount of his or her payroll deduction election from that in effect on the Agreement Date for the Offering Period, (B) the Offering Period shall terminate at the earlier of (1) the next currently scheduled purchase date for such Offering Period and (2) the date that is no later than two Business Days immediately preceding the Effective Time, and, subject to the consummation of the Merger, be the final Offering Period under the Company ESPP, (C) each participant’s accumulated payroll deduction shall be used to purchase Shares in accordance with the terms of the Company ESPP on the earlier of (1) the next currently scheduled purchase date for such Offering Period and (2) the date that is no later than two Business Days prior to the Effective Time (and all participant contributions then in the Company ESPP shall be used to purchase Shares on such date in accordance with the terms of the Company ESPP as if such date was the last date of such Offering Period); and (D) subject to the consummation of the Merger, the Company shall terminate the Company ESPP as of or immediately prior to the Effective Time. Notwithstanding any restrictions on transfer of stock in the Company ESPP, all Shares purchased under the Company ESPP shall be treated identically to all other Shares in the Merger and the payment of the Per Share Merger Consideration therefor in accordance with this Section 1.5.
(vii)   Merger Sub.   Each share of the common stock, $0.0001 par value per share, of Merger Sub outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation.
(viii)   Company Actions.   Prior to the Effective Time, the Company and the administrator of the Company Equity Plans shall take any and all actions as are reasonably necessary to effect the foregoing provisions of this Section 1.5.
(b)   If, during the period from the Agreement Date through the Effective Time, any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction occurs with respect to the outstanding Shares, or if a stock dividend is declared by the Company during such period, or a record date with respect to any such event shall occur during such period, then all calculations provided for that are based on a number of shares of any class or series (or trading prices therefor) affected thereby, including the Per Share Merger Consideration, shall be adjusted to the extent appropriate to provide the same economic effect as contemplated by this Agreement prior to such event.
Section 1.6   Dissenting Shares.   Notwithstanding anything in this Agreement to the contrary, Shares outstanding immediately prior to the Effective Time and owned by a holder who is entitled to demand and has properly demanded appraisal for such Shares in accordance with, and who complies in all respects with, Section 262 of the DGCL (such Shares, “Dissenting Shares”) shall not be converted into the right to receive the Per Share Merger Consideration, and shall instead represent the right to receive payment of the fair value of such Dissenting Shares in accordance with and to the extent provided by Section 262 of the DGCL. At the Effective Time, (a) all Dissenting Shares shall be cancelled, extinguished and cease to exist and (b) the holders of Dissenting Shares shall be entitled only to such rights as may be granted to them under the DGCL. If any such holder fails to perfect or otherwise waives, withdraws or loses such holder’s right to appraisal under Section 262 of the DGCL or other applicable Law, then the right of such holder to be paid the fair value of such Dissenting Shares shall cease and such Dissenting Shares shall be deemed to have been converted, as of the Effective Time, into and shall be exchangeable solely for the right to receive the Per Share Merger Consideration, without interest and subject to any withholding of Taxes required by applicable Law in accordance with Section 1.8(g). The Company shall give Parent prompt notice (and in any event within one Business Day) of any demands received by the Company for appraisal of Shares, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to rights to be paid the fair value of Dissenting Shares, and Parent shall have the right to participate in and direct all negotiations and Proceedings with respect to such demands. Prior to the Effective Time (unless required by applicable Law), the Company shall not, except with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demands or waive any failure to timely deliver a written demand for appraisal, or agree or commit to do any of the foregoing. Any portion of the aggregate Per Share Merger Consideration made available to the Paying Agent to pay for Shares that have become Dissenting Shares shall be returned to Parent upon demand.
Section 1.7   Closing of the Company’s Transfer Books.   At the Effective Time: (a) all Shares outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist in exchange for the consideration issued pursuant to Section 1.5, and all holders of Shares that were outstanding immediately prior to the Effective Time shall cease to have any rights as Company

Stockholders except as provided for in Section 1.5 and (b) the stock transfer books of the Company shall be closed with respect to all Shares outstanding immediately prior to the Effective Time. No further transfer of any such Shares shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid certificate previously representing any Shares outstanding immediately prior to the Effective Time (a “Company Stock Certificate”) is presented to the Paying Agent or to the Surviving Corporation or Parent, such Company Stock Certificate shall be cancelled and shall be exchanged as provided in Section 1.8.
Section 1.8   Exchange of Certificates.
(a)   On or prior to the Closing Date, Parent shall select American Stock Transfer & Trust Company or such other reputable bank or trust company reasonably acceptable to the Company to act as paying agent in the Merger (the “Paying Agent”) and, in connection therewith, shall enter into an agreement with the Paying Agent in a form reasonably acceptable to the Company. Prior to the Effective Time, Parent shall deposit with the Paying Agent cash sufficient to make all payments pursuant to Section 1.5(a)(iii). The cash amounts so deposited with the Paying Agent are referred to collectively as the “Exchange Fund.”
(b)   As promptly as practicable (but in no event later than three Business Days) after the Effective Time, the Surviving Corporation or Parent shall cause the Paying Agent to mail to each holder of record of a Company Stock Certificate or non-certificated Shares represented by book-entry (“Book-Entry Shares”), in each case, which Shares were converted into the right to receive the Per Share Merger Consideration at the Effective Time pursuant to this Agreement:
(i)   a letter of transmittal, which shall be in customary form and specify that delivery shall be effected, and risk of loss and title to the Company Stock Certificates or Book-Entry Shares shall pass, only upon delivery of the Company Stock Certificates or transfer of Book-Entry Shares, as the case may be, to the Paying Agent, and shall otherwise be in such form and have such other provisions as Parent, the Company and the Paying Agent shall reasonably agree, acting reasonably; and
(ii)   instructions for use in effecting the surrender of the Company Stock Certificates or the transfer of Book-Entry Shares in exchange for payment of the Per Share Merger Consideration.
(c)   Upon the surrender of Company Stock Certificates or transfer of Book-Entry Shares for cancellation to the Paying Agent, and upon delivery of a letter of transmittal, duly executed and in proper form in accordance with the instructions thereto, and any other documents reasonably required by the Paying Agent, with respect to such Company Stock Certificates or an agent’s message in the case of a book entry transfer of Book-Entry Shares, the holder of such Company Stock Certificates or Book-Entry Shares shall be entitled to receive the Per Share Merger Consideration for each Share formerly represented by such Company Stock Certificates and for each Book-Entry Share. Any Company Stock Certificates and Book-Entry Shares so surrendered shall forthwith be cancelled. If payment of the Per Share Merger Consideration is to be made to a Person other than the Person in whose name any surrendered Company Stock Certificate is registered, it shall be a condition precedent of payment that the Company Stock Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and shall be accompanied by all documents reasonably required to evidence and effect such transfer, and the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of the payment of the Per Share Merger Consideration to a Person other than the registered holder of the Company Stock Certificate so surrendered and shall have established to the satisfaction of the Surviving Corporation that such Taxes either have been paid or are not required to be paid. Payment of the Per Share Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered. Until surrendered or transferred (as applicable) as contemplated hereby, each Company Stock Certificate or Book-Entry Share in respect of Shares converted into the right to receive Per Share Merger Consideration pursuant to Section 1.5(a)(iii) shall be deemed, from and at any time after the Effective Time, to represent only the right to receive the Per Share Merger Consideration as contemplated by this Agreement.

(d)   The Per Share Merger Consideration paid and issued upon the surrender or transfer (as applicable) of any Company Stock Certificate or Book-Entry Share in accordance with the terms of this Section 1.8 shall be deemed to have been paid and issued in full satisfaction of all rights pertaining to such Company Stock Certificate or Book-Entry Share and, in the case of a Company Stock Certificate, the Shares formerly represented by it.
(e)   Notwithstanding anything to the contrary contained in this Section 1.8, if any Company Stock Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Company Stock Certificate to be lost, stolen or destroyed and, if reasonably required by Parent or the Surviving Corporation (including if reasonably required by the Paying Agent) the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Company Stock Certificate, the Paying Agent (or, if subsequent to the termination of the Exchange Fund and subject to Section 1.8(h), Parent) shall deliver, in exchange for such lost, stolen or destroyed Company Stock Certificate, the Per Share Merger Consideration in accordance with Section 1.5.
(f)   Any portion of the Exchange Fund that remains undistributed to holders of Shares as of the one year anniversary of the Closing Date shall be delivered to Parent upon demand, and any holders of Shares who have not theretofore surrendered their Shares in accordance with this Section 1.8 shall thereafter look only to Parent for satisfaction of their claims for the Per Share Merger Consideration. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by applicable Law, the property of Parent or its designee, free and clear of all claims or interest of any Person previously entitled thereto.
(g)   Each of the Paying Agent, Parent and the Surviving Corporation, and any of their agents or Affiliates, as applicable, shall be entitled to deduct and withhold from any amounts payable or otherwise deliverable pursuant to this Agreement such amounts as are required to be deducted or withheld under the Code or any provision of state, local or foreign Tax Law or under any other applicable Law. To the extent such amounts are so deducted or withheld and paid over to the appropriate Governmental Authority, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.
(h)   Neither Parent nor the Surviving Corporation shall be liable to any holder or former holder of Shares or to any other Person with respect to any cash amounts properly delivered to any public official pursuant to any applicable abandoned property Law, escheat Law or similar Law.
Section 1.9   Further Action.   If, at any time after the Effective Time, any further action is determined by Parent or the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.
Article II.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as set forth in (x) the Company SEC Documents filed with, or furnished to, the SEC on or after December 31, 2017 and not less than three Business Days prior to the Agreement Date, other than disclosures in such Company SEC Documents contained under the heading “Risk Factors” (other than any factual information contained therein) or any disclosure of risks included in any “forward-looking statements” disclaimer or any other general statements regarding risks or uncertainties that are similarly cautionary, predictive or forward-looking in nature, provided that this clause (x) shall not apply with respect to Section 2.2) or (y) the disclosure schedule delivered by the Company to Parent and Merger Sub concurrently with the execution of this Agreement (the “Company Disclosure Letter”) (with the disclosure in any section or subsection of the Company Disclosure Letter being deemed to qualify or apply to other sections and subsections of this Article II to the extent that it is reasonably apparent on its face based on such disclosure that such disclosure should qualify or apply to such other sections and subsections), the Company hereby represents and warrants to Parent as follows:
Section 2.1   Corporate Existence.
(a)   The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all necessary corporate power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own, lease and use its rights, assets and properties in the manner in which its rights, assets and properties are currently owned, leased or used, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company (in jurisdictions that recognize the following concepts) is qualified to do business as a foreign corporation, and is in good standing, under the laws of such jurisdictions where the nature of its business or the ownership, leasing or use of its assets and properties requires such qualification, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)   The Company has made available to Parent true and complete copies of the Company’s Certificate of Incorporation, as amended (the “Company Certificate”), and the Company’s Bylaws, as amended (the “Company Bylaws”), and all other Company Organizational Documents, in each case in full force and effect as of the Agreement Date. The Company is not in violation of the Company Certificate or the Company Bylaws, and the Subsidiaries of the Company are not in violation of their respective organizational or governing documents in any material respect.
(c)   Section 2.1(c) of the Company Disclosure Letter sets forth a true and complete list of each Subsidiary of the Company, together with the jurisdiction of organization or formation of each such Subsidiary. Each Subsidiary of the Company (i) is a corporation or other entity duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization or formation and (ii) has all necessary corporate (or similar) power and authority to (A) conduct its business in the manner in which its business is currently being conducted and (B) own, lease and use its assets and properties in the manner in which its assets and properties are currently owned, leased or used, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company is the owner of all of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary of the Company, free and clear of all Liens other than Permitted Liens, and all such shares or other equity interests are duly authorized, validly issued, fully paid, not subject to or issued in violation of any preemptive rights, and (where such concept is recognized) non-assessable. Neither the Company nor any of its Subsidiaries nor any of the Persons identified in Section 2.1(c) of the Company Disclosure Letter owns, directly or indirectly, any capital stock, equity interest, voting interest, membership interest, partnership interest, joint venture interest or other equity or voting interest of any nature in any other Person (or any interest convertible into or exercisable or exchangeable for the foregoing) (such interests collectively, “Equity Interests”), other than Equity Interests in the Subsidiaries of the Company.
Section 2.2   Capitalization.
(a)   The authorized share capital of the Company consists of 250,000,000 Shares and 5,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”). As of the close of business on February 4, 2021 (the “Capitalization Date”), there were 173,747,133 Shares issued and outstanding, no Shares held in treasury by the Company and no shares of Preferred Stock issued or outstanding.
(b)   As of the close of business on the Capitalization Date, the Company has no shares of capital stock reserved for or otherwise subject to issuance, except for (i) 11,170,135 Shares reserved for issuance pursuant to the exercise of outstanding Company Options, (ii) 4,073,283 Shares reserved for issuance pursuant to the vesting of Company PSOs at the maximum amounts permitted under the terms of such Company PSOs, (iii) 6,200,311 Shares reserved for issuance pursuant to the vesting of Company RSUs, (iv) 3,904,309 Shares reserved for issuance pursuant to the vesting of Company PSUs at the maximum amounts permitted under the terms of such Company PSUs, (v) (A) 13,618,350 Shares reserved for future awards under the Company’s 2007 Equity Incentive Plan and (B) 194,146 Shares reserved for future awards under the Company’s 2018 Equity Inducement Plan and (vi) 1,100,000 Shares

reserved for issuance pursuant to the exercise of outstanding Company Warrants. The maximum number of Shares that could be delivered pursuant to the Company ESPP upon exercise of the outstanding purchase rights as of the close of business on the Capitalization Date is 372,156. There are no shares of capital stock of the Company owned by any Subsidiary of the Company.
(c)   All issued and outstanding Shares are duly authorized, validly issued, fully paid and non-assessable, and are not subject to and were not issued in violation of any preemptive or similar right, purchase option, call or right of first refusal or similar right. Section 2.2(c) of the Company Disclosure Letter sets forth, as of the close of business on the Capitalization Date, an accurate and complete list of each outstanding Company Option, Company PSO, Company RSU and Company PSU and (i) the date of grant thereof, (ii) the exercise or purchase price thereof, if applicable, (iii) the Company Equity Plan (and the name of any foreign sub-plan) under which each Company Option, Company PSO, Company RSU or Company PSU, as the case may be, was granted, (iv) the extent such Company Option, Company PSO, Company RSU or Company PSU, as the case may be, is vested and unvested and (v) the vesting schedule and vesting commencement date applicable thereto.
(d)   Except as set forth in Section 2.2(b), there are no outstanding subscriptions, options, warrants, calls, rights, profits interests, stock appreciation rights, phantom stock, convertible securities or other similar rights, agreements, arrangements, undertakings or commitments of any kind to which the Company or any of its Subsidiaries is a party or by which any of them is bound obligating the Company or any of its Subsidiaries to (i) issue, transfer or sell any shares of capital stock or other Equity Interests of the Company or securities convertible into or exchangeable for such shares or Equity Interests, or (ii) redeem, repurchase or otherwise acquire any such shares of capital stock or other Equity Interests. From the close of business on the Capitalization Date to the Agreement Date, the Company has not issued any Shares except upon the exercise of Company Options or Company PSOs, the settlement of Company RSUs or Company PSUs, the exercise of purchase rights under the Company ESPP or the exercise of Company Warrants, in each case which are outstanding as of the close of business on the Capitalization Date.
(e)   Neither the Company nor any of its Subsidiaries has outstanding bonds, debentures, notes or other obligations or indebtedness, the holders of which have the right to vote (or that are convertible into or exercisable for securities having the right to vote) (“Voting Company Debt”) with the Company Stockholders on any matter.
(f)   There are no voting agreements, voting trusts, stockholders’ agreements, proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock or other equity interest of, restricting the transfer of, or providing for registration rights with respect to, the Company or any of its Subsidiaries.
Section 2.3   Corporate Authority.
(a)   The Company has all necessary corporate power and authority to execute and deliver this Agreement and the other Transaction Documents, to which it is a party and, subject to obtaining the Company Stockholder Approval, to perform its obligations hereunder and thereunder and to consummate the Transactions, including the Merger. The execution and delivery by the Company of this Agreement and the other Transaction Documents to which it is a party, the performance of the Company of its obligations hereunder and thereunder and the consummation by the Company of the Transactions, including the Merger, have been duly and validly authorized by all necessary corporate action, and, except for obtaining the Company Stockholder Approval, no other corporate proceedings on the part of the Company are necessary to adopt or authorize this Agreement or to consummate the Transactions other than, with respect to the Merger, the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL. This Agreement has been validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each of Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, and general equitable principles. The Company Board at a meeting duly called and held has unanimously adopted resolutions that: (i) determined that each of the Transactions, individually and in the aggregate, are fair to and in the best interests of the Company and its stockholders, (ii) approved this Agreement and the Transactions (including the execution, delivery and performance thereof) and declared it advisable that the Company enter into this Agreement and consummate the Transactions in accordance with the DGCL and (iii) recommended that the Company’s stockholders adopt this Agreement (it being understood that nothing in this clause (iii) shall in any way limit the Company Board’s rights under Section 4.4).
(b)   Assuming the accuracy of the representations and warranties of Parent and Merger Sub set forth in Section 3.9(b), the Company Board has taken all appropriate actions so that the restrictions on business combinations contained in Section 203 of the DGCL will not apply with respect to, or as a result of, the execution of this Agreement or the Voting Agreement or the consummation of the Transactions, including the Merger, without any further action on the part of the Company Stockholders or the Company Board. No other “fair price,” “moratorium,” “control share acquisition,” “business combination” or other anti-takeover statute or Law (each, together with Section 203 of the DGCL, a “Takeover Law”) is applicable to the Company, the Transactions or the Voting Agreement. None of the Company or any of its Subsidiaries has adopted a stockholder rights agreement, rights plan, “poison pill” or other similar agreement that is currently in effect.
(c)   Assuming the accuracy of the representations and warranties of Parent and Merger Sub set forth in Section 3.9(b), the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding Shares entitled to vote thereon in favor of the adoption of this Agreement at the Company Stockholder Meeting (the “Company Stockholder Approval”) is the only vote of the holders of Shares or any other class or series of capital stock of the Company necessary (under applicable Law, the Company’s governing documents or otherwise) to adopt this Agreement and consummate the Transactions.
Section 2.4   Governmental Approvals and Consents; Non-Contravention.
(a)   No Governmental Authorization is or will be required on the part of the Company or any of its Subsidiaries in connection with the execution, delivery or performance of this Agreement or the consummation of the Transactions, except (i) the filing with the SEC of the Proxy Statement, and the filing with the SEC of such other reports required in connection with the Transactions under, and such other compliance with, the Exchange Act and the Securities Act and the rules and regulations thereunder, (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iii) for required Consents or filings under any applicable Antitrust Laws, (iv) any filings required under the rules and regulations of Nasdaq and (v) such other Governmental Authorizations, the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)   The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the Transactions does not and will not (i) violate, contravene or conflict with any provision of the Company Organizational Documents, (ii) result in any violation or breach of, or constitute any default (with or without notice or lapse of time, or both) under, or result in the creation of any Lien (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, modification or acceleration of any obligation or a loss of a benefit under, or require that any Consent be obtained with respect to, any Company Material Contracts or (iii) assuming compliance with the matters described in Section 2.4(a)(i)-(iv), violate, conflict with or result in any breach under any provision of any Law applicable to the Company or Company Assets, except, in the cases of subclauses (ii) and (iii), where such violation, breach, conflict, default, right of termination or cancellation, acceleration, loss of benefit or failure to obtain such Consent would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
Section 2.5   Compliance with Laws; Governmental Authorizations.
(a)   The Company and each of its Subsidiaries is and, for the three years immediately preceding the Agreement Date, has been, in compliance with or not in violation of, the Laws applicable to each of the Company and its Subsidiaries, including Anti-Corruption Laws and Sanctions, in each case except to the extent that the failure to comply therewith would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Within the three-year period immediately preceding the Agreement Date, neither the Company nor any of its Subsidiaries has received any written notices of violation or non-compliance with respect to any Laws (including Anti-Corruption Laws and Sanctions) applicable to it or any Company Assets, in each case other than as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)   Neither the Company nor any of its Subsidiaries nor any of their respective directors or officers nor, to the knowledge of the Company, any employees, agents, representatives, consultants, partners, licensors and subcontractors or any other Person acting on their behalf, has, directly or indirectly, (i) made, promised, offered or authorized (A) any unlawful payment or the unlawful transfer of anything of value, directly or indirectly, to any government official, employee or agent, political party or any official of such party, or political candidate or (B) any unlawful bribe, rebate, influence payment, kickback or similar unlawful payment or (ii) violated any Anti-Corruption Law applicable to the Company or any of its Subsidiaries. The Company and its Subsidiaries have instituted policies and procedures that are designed to reasonably ensure compliance with Anti-Corruption Laws.
(c)   The Company and each of its Subsidiaries have all Governmental Authorizations necessary to conduct their respective businesses as presently conducted or to own, lease and operate its Company Assets, except where the failure to have any such Governmental Authorizations would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Within the three-year period immediately preceding the Agreement Date, the Company has not received any written notice from any Governmental Authority regarding (i) any actual or possible material violation of any Governmental Authorization, or any failure to comply in any respect with any term or requirement of any Governmental Authorization or (ii) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any Governmental Authorization, in each case other than as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company and its Subsidiaries comply with the terms of all Governmental Authorizations, and no revocation, withdrawal, suspension, cancellation or adverse modification of any of the Governmental Authorizations is pending or, to the knowledge of the Company, threatened, and neither the Company nor any of its Subsidiaries has received any written notice in the three year period prior to the Agreement Date from any Governmental Authority threatening to revoke, withdraw, suspend, cancel or modify any Governmental Authorization, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each Governmental Authorization is in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(d)   The Company and each of its Subsidiaries and their respective directors and officers and, to the knowledge of the Company, their respective employees, agents, representatives, consultants, partners, licensors, resellers and subcontractors and any other person acting on their behalf in their transactions conducted on behalf of the Company or any of its Subsidiaries have complied with all applicable Sanctions and Laws relating to export and reexport control, including, as applicable, the Export Administration Regulations maintained by the U.S. Department of Commerce, trade and economic sanctions maintained by the U.S. Department of the Treasury, Office of Foreign Assets Control (“OFAC”), and the International Traffic in Arms Regulations maintained by the U.S. Department of State (the “State Department”), and any other applicable Sanctions. The Company represents that neither it or its Subsidiaries nor their respective directors or officers nor, to the knowledge of the Company, their respective employees, agents, representatives, consultants, partners, licensors, resellers and subcontractors nor any other person acting on their behalf in their transactions conducted on behalf of the Company or any of its Subsidiaries (i) has, directly or indirectly, sold, exported, reexported, transferred, diverted, or otherwise disposed of any products, software, or technology (including products derived from or based on such technology) to any Sanctioned Country or Sanctioned Person or any other destination, entity, or person prohibited by applicable Sanctions and Laws of the United States, without obtaining any authorization from the competent Governmental Authorities that is required by applicable Law, or otherwise transacted any business with any Sanctioned Person in violation of Sanctions, (ii) has taken any action that would cause the Company or any of its Subsidiaries to violate any Sanctions or (iii) is or in the past five years has been designated as a Sanctioned Person. To the knowledge of the Company, none of the Company nor any Subsidiary is the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to any Anti-Corruption Laws or Sanctions.
Section 2.6   SEC Filings.
(a)   Since December 31, 2017, the Company has timely filed or otherwise furnished (as applicable) all registration statements, prospectuses, forms, reports, proxy statements, schedules, statements and other documents (including exhibits) required to be filed or furnished (as applicable) by it under the Securities Act or the Exchange Act, as the case may be, prior to the Agreement Date, together with all certifications required pursuant to the U.S. Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) (such documents and any other documents filed by the Company with the SEC since December 31, 2017 through the Effective Time, as have been supplemented, modified or amended since the time of filing, collectively, the “Company SEC Documents”). None of the Subsidiaries of the Company is currently or has, since becoming a Subsidiary of the Company been, required to file any forms, reports or other documents with the SEC.
(b)   As of their respective effective dates (in the case of the Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Company SEC Documents), or in each case, if amended or superseded by a subsequent filing prior to the Agreement Date, as of the date of the last such amendment or superseding filing, the Company SEC Documents were prepared and complied in all material respects with the applicable requirements of the Exchange Act or the Securities Act, as the case may be, the Sarbanes-Oxley Act and the applicable rules and regulations of the SEC thereunder and, except to the extent superseded or amended by a subsequent filing with the SEC prior to the Agreement Date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(c)   As of the Agreement Date, none of the Company SEC Documents is the subject of any unresolved or outstanding SEC comment and, to the knowledge of the Company, is the subject of ongoing SEC review. There has been no material correspondence between the SEC and the Company since December 31, 2017 that (i) is not set forth in the Company SEC Documents, (ii) is not publicly available on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) database of the SEC or (iii) has not otherwise been disclosed to Parent prior to the Agreement Date.
Section 2.7   Financial Statements; Undisclosed Liabilities; Internal Controls.
(a)   Each of the consolidated financial statements of the Company (including, in each case, any notes and schedules thereto) included or incorporated by reference in the Company SEC Documents (collectively, the “Company Financial Statements”): (i) as of their respective filing dates with the SEC (if amended, as of the date of the last such amendment, with respect to the consolidated financial statements that are or amended and restated therein), complied in all material respects with applicable accounting requirements and the rules and regulations of the SEC; (ii) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes thereto, as permitted by Regulation S-X promulgated by the SEC, and, in the case of interim financial statements, for normal and recurring year-end adjustments that are not material in amount or nature and as may be permitted by the SEC on Form 10-Q or any successor or like form under the Exchange Act, and the absence of certain footnotes); and (iii) present fairly in all material respects the consolidated financial position, assets and Liabilities and the consolidated statements of operations and comprehensive income, cash flows and stockholders’ equity of the Company and the consolidated Subsidiaries of the Company as of the dates and for the periods referred to therein. Except as have been described in the Company SEC Documents, there are no unconsolidated Subsidiaries of the Company, and neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.
(b)   Since December 31, 2019, there has been no material change in the Company’s accounting methods or principles that would be required to be disclosed in the Company’s financial statements in accordance with GAAP, except as described in the notes thereto.

(c)   Since December 31, 2018, neither the Company nor, to the knowledge of the Company, any Company Representative has received any material complaint, allegation, assertion or claim regarding any significant deficiencies in the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective accounting controls, including any significant deficiencies, material weaknesses or other issues with internal controls that would adversely affect the ability of the Company to record, process, summarize and report financial data, or any material inaccuracy in the Company Financial Statements.
(d)   There are no Liabilities of the Company or any of its Subsidiaries that would be required by GAAP to be reflected or reserved against on a consolidated audited balance sheet of the Company or disclosed in the footnotes thereto, other than those that (i) are reflected or reserved against in the Company Financial Statements, (ii) have been incurred in the ordinary course of business consistent with past practice since the date of the most recent balance sheet included in the Company Financial Statements, (iii) are expressly permitted or contemplated by this Agreement, (iv) have been discharged or paid in full or (v) have been incurred in connection with the Transactions.
(e)   Each of the principal executive officer of the Company and the principal financial officer of the Company (and each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act or Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder with respect to the Company SEC Documents filed with the SEC, and prior to the date of this Agreement, neither the Company nor any of its executive officers has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing such certifications. For purposes of this Section 2.7(e), “principal executive officer” and “principal financial officer” have the meanings given to such terms in the Sarbanes-Oxley Act.
(f)   The Company has established and maintained “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) and a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) required by Rule 13a-15 under the Exchange Act and designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes, including to ensure that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP; (iii) access to assets that could have a material effect on the Company’s financial statements is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established and maintained “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) designed to ensure that all information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act are recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. Since December 31, 2018, the Company has not identified or been made aware of: (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s or any of its Subsidiaries’ ability to record, process, summarize and report financial information and (B) any fraud or allegation of fraud, whether or not material, that involves (or involved) management or other employees who have (or had) a significant role in the Company’s internal control over financial reporting. Since December 31, 2018, the Company has disclosed to the Audit Committee of the Company Board (the “Audit Committee”) and the Company’s auditors any instances of significant deficiencies, material weaknesses, fraud or allegations of fraud referred to in clauses (A) or (B) above. The Company has made available to Parent all such disclosures made by management to the Company’s auditors and the Audit Committee since December 31, 2018. The Company is, and has been since December 31, 2017, in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the applicable listing and corporate governance rules and regulations of Nasdaq. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2019, and such assessment concluded that such system was effective. Since December 31, 2018, none of the Company’s management or the Company’s auditors have identified to the Company Board or the Audit Committee any matter set forth in the preceding clause (A) or (B). Neither the Company nor any of its Subsidiaries has outstanding, or has arranged any outstanding, “extension of credit” to directors or executive officers of the Company prohibited by Section 402 of the Sarbanes-Oxley Act.
(g)   The Company has adopted a code of ethics, as defined by Item 406(b) of Regulation S-K of the SEC, for senior financial officers, applicable to its principal financial officer, comptroller or principal accounting officer, or persons performing similar functions. The Company has promptly disclosed any change in or waiver of the Company’s code of ethics with respect to any such persons, as required by Section 406(b) of the Sarbanes-Oxley Act.
Section 2.8   Absence of Certain Changes or Events.
(a)   Since December 31, 2019 through the Agreement Date, no event or events or development or developments have occurred or are occurring that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Except (i) in connection with the execution and delivery of this Agreement and the Transactions and the discussions and negotiations in connection therewith or (ii) for any COVID-19 Responses, from December 31, 2019 through the Agreement Date, the business of the Company and its Subsidiaries, taken as a whole, has been conducted in all material respects in the ordinary course of business.
(c)   Since December 31, 2019 through the Agreement Date, the Company has not taken any action that, if taken or proposed to be taken after the Agreement Date, would be prohibited by clauses (a), (c)-(f), (l)-(p), (r)-(v) of Section 4.1 or Section 4.1(w) (to the extent relating to the foregoing subsections).
Section 2.9   Employees; Employee Benefits.
(a)   Section 2.9(a) of the Company Disclosure Letter sets forth a complete list of all material Company Benefit Plans (other than offer letters related to Company Employees or other service providers that are terminable “at will” and without the payment of severance or notice pay (or, with respect to Company Employees employed outside of the United States, other than offer letters or employment agreements containing terms and conditions that do not materially deviate from the Company’s standard form(s) of offer letter in the form(s) provided to Parent) or other material obligations). For each material Company Benefit Plan, the Company has provided or made available to Parent a copy of each applicable (i) plan document and summary plan description, and any material modifications thereto, and all related trust documents, insurance contracts or other funding vehicles, (ii) the most recent annual report on Form 5500 required to have been filed with the IRS and all applicable schedules thereto, (iii) the most recent determination letter from the IRS and (iv) all material correspondence with any Governmental Authority received in the last year with respect to any Company Benefit Plan.
(b)   The Company and its Subsidiaries are and have during the three year period prior to the Agreement Date been in compliance with all applicable Laws regarding labor and employment practices, including with respect to terms and conditions of employment, equal employment opportunities (including the prevention of discrimination, harassment, and retaliation), wages and hours, the Worker Adjustment and Retraining Notification Act of 1988, as amended, and similar state, local and foreign laws and, as to each, the regulations promulgated thereunder (“WARN”), ERISA, COBRA and the Fair Labor Standards Act of 1938, as amended, provision of meal and rest breaks, pay for all working time, immigration and work authorization, equal pay, and occupational safety and health, other than instances of noncompliance that have not had, and would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries has any direct or indirect material Liability with respect to misclassification of any person as (i) an independent contractor rather than as an employee, (ii) an exempt employee rather than as a non-exempt employee with respect to the FLSA (or similar state Law), or (iii) a leased employee from another employer rather than as an employee of the Company or its Subsidiaries.
(c)   There is not presently pending, nor has there been in the three-year period prior to the Agreement Date, any existing or, to the knowledge of the Company, threatened, strike, slowdown, picketing, work stoppage or labor disputes. Neither the Company nor any of its Subsidiaries is party to or bound by any collective bargaining agreement, works council or labor Contract and no such agreement is being negotiated by the Company or any Subsidiary thereof and, to the knowledge of the Company, there are no union organizing activities involving the employees of the Company and its Subsidiaries to authorize representation by any labor union.
(d)   None of the Company, its Subsidiaries, or any of their ERISA Affiliates, nor any predecessor thereof, sponsors, maintains or contributes to, or in the past six years prior to the Agreement Date has sponsored, maintained or contributed to, a multiemployer plan within the meaning of Section 3(37) of ERISA. None of the Company, its Subsidiaries or any of their ERISA Affiliates has incurred any unsatisfied Liability (including withdrawal Liability) under, and, to the knowledge of the Company, no circumstances exist that would result in any Liability to the Company, any of its Subsidiaries or any of their ERISA Affiliates under, Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA.
(e)   Each Company Benefit Plan is and has been maintained, operated and administered in material compliance with its terms and applicable Law, including ERISA and the Code. Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS or is the subject of a favorable opinion letter from the IRS on the form of such Company Benefit Plan and, to the knowledge of the Company, there are no facts or circumstances that would be reasonably likely to adversely affect the qualified status of any such Company Benefit Plan in any material respect. No Company Benefit Plan provides and neither the Company, its Subsidiaries, nor its ERISA Affiliates have any liability in respect of, post-termination medical or life insurance benefits to any Person, other than as required by Section 4980B of the Code. There are no material pending or, to the knowledge of the Company, threatened legal actions by or brought before a Governmental Authority by or on behalf of any Company Benefit Plan or otherwise involving any such Company Benefit Plan (other than routine claims for benefits).
(f)   Except as described in Section 2.9(f) of the Company Disclosure Letter, the execution and delivery of this Agreement and the consummation of the Transactions will not (i) entitle any employee, director, officer or independent contractor to extra or increased statutory severance pay under any Company Benefit Plan, (ii) result in any payment becoming due, accelerate the time of payment or vesting of benefits, or increase the amount of compensation due to any employee, director, officer or independent contractor under any Company Benefit Plan or (iii) result in any forgiveness of Indebtedness, trigger any funding obligation under any Company Benefit Plan that is sponsored or maintained by the Company.
(g)   With respect to any current or former Company Employee, director, officer or independent contractor, none of the Company, its Subsidiaries or any ERISA Affiliate of any of them has any indemnity or gross-up obligation for any excise taxes or penalties or interest imposed or accelerated under Section 409A or Section 4999 of the Code (or any corresponding provisions of foreign, state or local Law relating to Tax).
(h)   No amount or benefit that could reasonably be, or has been, received (whether in cash or property or the vesting of property or the cancellation of Indebtedness) by any current or former Company Employee, contractor or director who is a “disqualified individual” within the meaning of Section 280G of the Code, pursuant to Company Benefit Plans and/or Contracts in existence at the Closing, could reasonably be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code) as a result of the consummation of the Transactions.
(i)   Each Company Benefit Plan maintained outside the jurisdiction of the United States, or that covers any employee residing or working outside the United States, which is required to be registered or approved by any Governmental Authority, has been so registered and approved, except where failure to register or gain approval will not result in a material liability, and, to the knowledge of the Company, has been maintained in good standing with applicable requirements of Governmental Authority.

(j)   There has been no “mass layoff” or “plant closing” (as defined by WARN) or comparable notice-triggering activity with respect to the Company or any of its Subsidiaries within the three year period prior to the Agreement Date, and neither the Company nor any of its Subsidiaries has incurred any Liability under WARN that remains unsatisfied.
(k)   To the knowledge of the Company, (i) no officer, director or employee at the level of Director or above of the Company or any of its Subsidiaries is the subject of a pending allegation of sexual harassment or assault, and (ii) no officer, director or employee at the level of Director or above of the Company or any of its Subsidiaries been accused of sexual harassment or assault within the three year period prior to the Agreement Date. Neither the Company nor any its Subsidiaries has entered into any material settlement agreement related to allegations of sexual harassment or misconduct by any employee.
Section 2.10   Material Contracts.
(a)   Section 2.10(a) of the Company Disclosure Letter sets forth a true, correct and complete list of each of the Contracts (x) to which the Company or its Subsidiaries is a party and are in effect as of the Agreement Date or (y) by which the Company, any of its Subsidiaries or the Company Assets are bound and are in effect as of the Agreement Date, and that, in each case, meets the following criteria (each, a “Company Material Contract”):
(i)   a Contract granting a “most favored nation” or most favored customer pricing to any Person, or any Contract providing for the grant of exclusive material sales, distribution, marketing or other exclusive rights, rights of first refusal, rights of first negotiation or similar rights and/or terms to any Person, or materially limiting the right of the Company or any of its Subsidiaries to engage in any line of business or in any geographic area, to compete with any Person in any line of business or in any geographic area or to market any product or solicit customers;
(ii)   a Contract pursuant to which the Company or its Subsidiaries is a lessor or lessee of any real property or any personal property involving payments in excess of $100,000 per annum;
(iii)   (A) any Contract (other than sales or purchase orders, under such Contracts entered in the ordinary course of business consistent with past practice) with any of the Top Suppliers, (B) any publishing or development agreement that is material to the Company and its Subsidiaries, taken as a whole and (C) any exclusive content license agreement that is material to the Company and its Subsidiaries, taken as a whole;
(iv)   a Contract with any of the Top Customers, which Contract is not terminable by Company or its applicable Subsidiary on 90 days’ notice or less without premium or penalty;
(v)   a Contract pursuant to which the Company or its Subsidiaries has licensed from, is granted or licenses or grants to a third party any material rights in or to use any (i) Business Information Systems or (ii) Intellectual Property that is incorporated into the Company’s products or services or is otherwise material to the Company and its Subsidiaries, in each case other than (A) non-exclusive licenses granted to third parties in the ordinary course of the business and (B) licenses to generally commercially available software that have an ongoing cost of $100,000 or less in the aggregate per annum; and except for non-disclosure agreements, employee invention assignment agreements, consulting agreements, non-material services agreements, and licenses for Open Source Technology, in each case, entered into in the ordinary course of business consistent with past practice;
(vi)   any Contract relating to the creation, incurrence, assumption or guarantee of any Indebtedness, other than any Contract for intercompany Indebtedness between the Company or any of its wholly owned Subsidiaries, or among any of its wholly owned Subsidiaries;
(vii)   any Contract pursuant to which the Company has acquired or disposed of or agreed to acquire or dispose of, directly or indirectly, by merger or otherwise: (A) a business or entity, or assets of a business or entity, whether by way of merger, consolidation, purchase of stock or other Equity Interests or assets, in each case, that contains material continuing rights and obligations of the Company, including any indemnification, guarantee, “earn-out” or other contingent payment obligations, or (B) any material ownership interest in any other Person (other than its Subsidiaries);
(viii)   any Contract that would be required to be filed as an exhibit to an SEC report by Item 601 of Regulation S-K promulgated by the SEC or disclosed by the Company in a Current Report on Form 8-K since January 1, 2020 that has not been filed or incorporated by reference in the Company SEC Documents;
(ix)   any partnership, joint venture, limited liability company or other similar equity investment agreements with any Person (other than any Subsidiary of the Company);
(x)   any Contract requiring any capital commitment or capital expenditures (including any series of related expenditures) in excess of $100,000;
(xi)   any settlement agreement imposing material future limitations on the operation of the Company and its Subsidiaries or their respective rights, assets or properties;
(xii)   any Contract that is a settlement, conciliation or similar Contract with any Governmental Authority (A) with ongoing Liability in excess of $100,000 or (B) that includes any obligation (other than the payment of money) to be performed or the admission of wrongdoing by the Company or any of its Subsidiaries or any of their respective officers or directors;
(xiii)   any Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries, prohibits the pledging of the capital stock of the Company or any Subsidiary of the Company or prohibits the issuance of guarantees by the Company or by any Subsidiary of the Company;
(xiv)   any Company Associated Party Contract;
(xv)   any stockholders, investors rights, registration rights or similar Contracts to which the Company is a party;
(xvi)   any material Contract between, on the one hand, the Company or any of the Subsidiaries and, on the other hand (A) any Governmental Authority, (B) any prime contractor to any other Governmental Authority or (C) any subcontractor with respect to any Contract described in clauses (A) or (B), other than sales or purchase orders, under such Contracts entered in the ordinary course of business that do not deviate in any material respect from standard forms made available to Parent;
(xvii)   any Contract relating to any relief or financial assistance provided for under the CARES Act or any similar international, federal, state or local programs instated or reinstated in response to the COVID-19 pandemic that the Company has applied for and/or received;
(xviii)   any commitments to enter into any of the foregoing.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and subject, as to enforceability, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, and general equitable principles, (i) each Company Material Contract is valid and binding on the Company or the applicable Subsidiary of the Company, as applicable, and, to the knowledge of the Company, each other party thereto, and is in full force and effect, except to the extent it has previously expired in accordance with its terms, (ii) the Company and each of its Subsidiaries and, to the knowledge of the Company, each other party thereto, have performed all obligations required to be performed by it to date under each such Company Material Contract and (iii) no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a default on the part of the Company or any of its Subsidiaries under any such Company Material Contract or give any other party to any such Company Material Contract the right to terminate or cancel such Company Material Contract. The Company has made available to Parent true and complete copies of all Company Material Contracts, including any amendments thereto.

(c)   As of the Agreement Date, to the knowledge of the Company, there has not been, nor has the Company or any of its Subsidiaries received notice of, any violation of any Company Material Contract by any of the other parties thereto that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(d)   Section 2.10(d) of the Company Disclosure Letter sets forth a true, correct and complete list of the Top Suppliers and the Top Customers. As of the Agreement Date, none of the Top Suppliers that grants or licenses any material rights in or to use any Intellectual Property that is incorporated into any Company Product has cancelled or otherwise terminated or materially and adversely altered the terms (including with respect to pricing) of or, to the Company’s knowledge, threatened to cancel or otherwise terminate or materially and adversely alter the terms (including with respect to pricing) of, its relationship with the Company or any of its Subsidiaries.
Section 2.11   Litigation.   Neither the Company nor any of its Subsidiaries nor any Company Asset is subject to any Order of or agreement with any Governmental Authority that, individually or in the aggregate, would reasonably be expected to prevent or materially interfere with or delay the consummation of any of the Transactions or would reasonably be expected to have a Company Material Adverse Effect. No Proceeding is pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries that seeks to prevent or materially interfere with or delay the consummation of the Transactions or that, individually or in the aggregate, would reasonably be expected to prevent or materially interfere with or delay the consummation of the Transactions or would reasonably be expected to have a Company Material Adverse Effect. There are no SEC inquiries or other inquiries by any Governmental Authority or, to the knowledge of the Company, any SEC investigations or reviews or other investigations or reviews by any Governmental Authority or internal investigations or reviews conducted at the request of the Company Board (or a duly authorized committee thereof) pending or, to the knowledge of the Company, threatened, with respect to the Company or any of its Subsidiaries or any of their respective Company Assets, except for those that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. As of the Agreement Date, there are no settlements of any Proceedings to which the Company or any of its Subsidiaries is a party or by which any Company Asset is bound that are material to the Company and its Subsidiaries, taken as a whole, and under which the Company or any of its Subsidiaries have material continuing obligations.
Section 2.12   Intellectual Property.
(a)   (i) The Company and its Subsidiaries, as applicable, exclusively own all material Company IP free and clear of all Liens, except for Permitted Liens and (ii) none of the material Company IP is subject to any Proceeding or outstanding Order materially restricting the use, distribution, transfer, or licensing thereof by the Company or any of its Subsidiaries.
(b)   (i) The conduct of the business of the Company and its Subsidiaries as currently conducted (and the making, offering for sale and sale of Company Products) does not (and has not done so for the three years immediately preceding the Agreement Date) infringe, misappropriate or violate any Intellectual Property other than patents (and, to the knowledge of the Company, patents) of any third Person in any material respect, and (ii) to the knowledge of the Company, no third Person (A) in the three years immediately preceding the Agreement Date, has infringed, misappropriated or violated or (B) is currently infringing, misappropriating or violating any material Company IP.
(c)   Section 2.12(c) of the Company Disclosure Letter contains a list as of the Agreement Date of all material Company Registered IP, the jurisdiction in which such item of Company Registered IP has been registered or filed and the applicable registration or serial number. (i) All necessary registration, maintenance and renewal fees currently due in connection with material Company Registered IP have been made, (ii) all necessary documents, recordations and certificates in connection with material Company Registered IP have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting or maintaining such material Company Registered IP and (iii) no interference, opposition, reissue, reexamination or other similar proceeding is pending in which any material Company Registered IP is being contested or challenged, except, in each case, where the Company, in the exercise of its reasonable business judgment or in the ordinary course of business consistent with past practice, has abandoned, cancelled or permitted to lapse any such Company Registered IP. The scheduled items are subsisting and unexpired, and to the knowledge of the Company, valid and enforceable.
(d)   As of the Agreement Date, there are no Proceedings pending or, to the knowledge of the Company, threatened in writing that assert infringement, misappropriation, or violation in any material respect by the Company or any of its Subsidiaries of any Intellectual Property of a third Person.
(e)   The Company and its Subsidiaries have taken reasonable steps to maintain the confidentiality of and otherwise protect and preserve, including through the use of customary non-disclosure agreements, the confidentiality of all material confidential information and trade secrets that are owned or held by the Company and its Subsidiaries and used in the conduct of the business.
(f)   The Company and its Subsidiaries have implemented and enforced a policy requiring each employee, consultant, and contractor who has contributed to the creation or development of material Intellectual Property for or on behalf of the Company or any of the Subsidiaries to execute a written assignment of such rights to the Company or one of the Subsidiaries and all of such Persons have executed such written assignments.
(g)   The Company and its Subsidiaries have not used, distributed, conveyed, released or made available any material proprietary software that incorporates, is derived from or links to any software that is available under the GNU Affero General Public License (AGPL), GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), Apache License, BSD licenses, or any other license, including those that are approved by the Open Source Initiative (www.opensource.org/licenses) (“Open Source Technology”) in a manner that would (a) require disclosure, conveyance, release, distribution or otherwise making available of such proprietary software in source code form, (b) require the licensing of any patents or such proprietary software for the purpose of making derivative works thereof or (c) impose any material restriction or obligation on the consideration to be charged for the distribution, conveyance or release of, or otherwise making available, such proprietary software. The Company and each of its Subsidiaries are in compliance in all material respects with the applicable licenses for any such Open Source Technology.
(h)   Neither the Company nor any of its Subsidiaries, nor any other Person acting on its or their behalf, has disclosed, delivered or licensed to any third Person, or permitted the disclosure or delivery to any escrow agent of, any material source code for the top 10 Company Products as determined by revenue recognized for the fiscal year ended December 31, 2020 of the Company or any of its Subsidiaries (or any source code that is otherwise material to the Company and its Subsidiaries, taken as a whole), except for disclosures to Company Employees, contractors or consultants under binding written agreements that prohibit use or disclosure except in the performances of services for the Company or any of its Subsidiaries.
(i)   Except as has not had or as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries is, and for the three years immediately preceding the Agreement Date, has been in compliance with Privacy and Security Laws and each of its Privacy Policies. Neither the Company nor any Subsidiary (i) has, during the three years immediately preceding the Agreement Date, received any written notice from any Governmental Authority alleging a violation of any Privacy and Security Laws or Privacy Policies, or (ii) to the knowledge of the Company, is under investigation by any Governmental Authority for a violation of any Privacy and Security Laws or Privacy Policies.
(j)   To the knowledge of the Company, since December 31, 2018, there have been no material failures, breakdowns, breaches, violations, interruptions, outages or unavailability of or unauthorized access to or use of the material hardware, software, firmware, networks, platforms, servers, interfaces, applications, web sites, databases and related systems (“Information Systems”) used in the business of the Company and its Subsidiaries (collectively, the “Business Information Systems”) or any material amount of data stored (or any Personal Information) therein or processed thereby, except for any of the foregoing that were resolved without material cost or liability or the duty to notify any Person as required under Privacy and Security Laws. The Company and each of its Subsidiaries have taken commercially reasonable steps to (A) protect the integrity, operation and security of the Business

Information Systems and (B) ensure that, except as may have been created, stored, or used in connection with the development, testing or validation of the products and services of the business of the Company and its Subsidiaries and are no longer incorporated in same, the Business Information Systems are free from any material malware, defect, deficiency, vulnerability, error, “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus” (as these terms are commonly used in the computer software industry) or other software routines or hardware components intentionally designed to permit unauthorized access, to disable or erase software, hardware, or data, or to perform any other similar type of unauthorized activities, including by the use of antivirus software with the intention of protecting the Business Information Systems from becoming infected by viruses and other harmful code.
Section 2.13   Tax Matters.
(a)   Except as would not reasonably be expected to be material to the Company and the Subsidiaries, taken as a whole: (i) the Company and its Subsidiaries have timely filed, taking into account any valid extensions, all material Tax Returns required to be filed by them, all such Tax Returns are true, correct and complete in all material respects, and the Company and its Subsidiaries have timely paid all material Taxes required to be paid by them other than Taxes that are not yet due or that are being contested in good faith in appropriate Proceedings and for which the Company or its applicable Subsidiary has set aside adequate reserves in accordance with GAAP, (ii) there are no Liens for material Taxes on any assets of the Company or its Subsidiaries, other than Permitted Liens, (iii) no deficiency for any material Tax has been asserted or assessed by a taxing authority against the Company or any of its Subsidiaries which deficiency has not been paid in full or which is not being contested in good faith in appropriate Proceedings and for which the Company or its applicable Subsidiary has set aside adequate reserves in accordance with GAAP, (iv) the Company and its Subsidiaries have provided adequate reserves in their financial statements for any Taxes that have not been paid, (v) neither the Company nor any of its Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and its Subsidiaries or any customary commercial agreement entered into in the ordinary course of business not primarily related to Taxes) and (vi) neither the Company nor any of its Subsidiaries has any liability for the Taxes of any Person other than the Company and its Subsidiaries pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor, or otherwise by operation of Law.
(b)   Neither the Company nor any of its Subsidiaries is or has been a member of an affiliated, consolidated, combined, unitary or similar group for purposes of filing Tax Returns or paying Taxes (other than the group the common parent of which is the Company).
(c)   There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection, assessment or reassessment of, Taxes due from the Company or any of its Subsidiaries for any taxable period and no request for any such waiver or extension is currently pending.
(d)   No material audits, claims, proceedings, investigations or other examinations with regard to Taxes or Tax Returns of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing. Since January 1, 2016, no written claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or such Subsidiary, as the case may be, is or may be required to file Tax Returns in, or subject to any material Taxes in, that jurisdiction, which claim has not been fully resolved.
(e)   Within the past three years, neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution intended to qualify for tax-free treatment under Section 355 of the Code.
(f)   Neither the Company nor any of its Subsidiaries has been a party to a transaction that constitutes a “listed transaction” for purposes of Section 6011 of the Code and applicable U.S. Treasury Regulations thereunder (or a similar provision of state Law).
(g)   The Company and its Subsidiaries are not subject to any private letter ruling of the IRS or comparable ruling of any Governmental Authority, and, as of the date hereof, no closing agreement pursuant to Section 7121 of the Code (or any similar provision of any state, local or foreign Law) has been entered into by or with respect to the Company or any of its Subsidiaries in respect of any taxable year for which the statute of limitations has not yet expired.
(h)   Neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.
(i)   Each of the Company and its Subsidiaries has documented its transfer pricing methodology in substantial compliance with Section 482 of the Code and the Treasury Regulations promulgated thereunder.
(j)   Each of the Company and its Subsidiaries has complied in all material respects with all applicable Laws relating to the payment, collection and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 3121 and 3402 of the Code and any similar provisions under any state, local or foreign Tax Laws).
(k)   Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, as a result of any (i) change in method of accounting under Section 481 of the Code (or any similar provision of state, local or non-U.S. law) at or prior to the Closing, (ii) installment sale or open transaction entered into at or prior to the Closing, (iii) prepaid amount received or paid, or deferred revenue accrued, in each case outside the ordinary course of business, on or prior to the Closing Date, or (iv) deferred intercompany gain or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of state or local income Tax Law) arising from a transaction that occurred at or prior to the Closing.
(l)   Neither the Company nor any of its Subsidiaries has made an election pursuant to Section 965(h) of the Code.
(m)   Neither the Company nor any of its Subsidiaries made any election to defer any payroll Taxes under the CARES Act which Taxes have not yet been paid to Governmental Authority.
(n)   Notwithstanding anything to the contrary herein, the representations in Section 2.8, Section 2.9 (to the extent a representation relates to Taxes) and this Section 2.13 are the sole representations of the Company and its Subsidiaries with respect to Tax matters. For clarity, nothing in this Section 2.13 or otherwise in this Agreement shall be construed to provide any representation or warranty as to the amount, condition or availability for use, in each case in any taxable period after the Closing Date, of any net operating loss, capital loss, Tax credit carryforward or other similar Tax attribute of the Company or any of its Subsidiaries.
Section 2.14   Environmental Matters.   Except as would not reasonably be expected to have a Company Material Adverse Effect: (a) the Company and each of its Subsidiaries are and have been in compliance with all Environmental Laws, including the possession of, and the compliance with, all Governmental Authorizations required under Environmental Laws, (b) there has not been any Hazardous Materials Activity in violation of Environmental Laws or in a manner that would reasonably be expected to give rise to a material Liability under any Environmental Laws and (c) neither the Company nor any of its Subsidiaries has received any Environmental Claim, and to the knowledge of the Company, there are no Environmental Claims threatened in writing against the Company.
Section 2.15   Real Property; Personal Property.
(a)   Neither the Company nor any of its Subsidiaries owns any real property.
(b)   Section 2.15(b) of the Company Disclosure Letter sets forth a true, correct and complete list, as of the Agreement Date, of all existing material leases, subleases, licenses and other agreements pursuant to which the Company or any of its Subsidiaries uses or occupies, or has the right to occupy, now or in the future, any real property (such property, the “Leased Real Property” and each such lease, sublease, license or other agreement, a “Lease”). The Company has made available to Parent true, correct and complete copies of all Leases (including all material modifications, amendments, guaranties and supplements thereto). Each Lease is in full force and effect and is binding upon the Company or its Subsidiary, as applicable. Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company or a Subsidiary has a valid leasehold interest in the Leased Real Property, free and clear of all Liens, other than Permitted Liens. Neither the Company nor any Subsidiary has leased or granted to any Person the right to use or occupy any portion of the Leased Real Property. The Leased Real Property constitutes all real property used in the conduct of the business of the Company.
(c)   To the knowledge of the Company, no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a default on the part of the Company or any of its Subsidiaries under any Lease or give any other party to any such Lease the right to terminate or cancel such Lease. Neither the Company nor its Subsidiaries have received written notice within the 12 months preceding the Agreement Date of any material default under any Lease. Neither the Company nor any Subsidiary has received any written notice of any proposed or pending condemnation or eminent domain proceedings with respect to any material part of the Leased Real Property.
(d)   Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company owns, and has good and valid title to, all material personal property purported to be owned by it (free and clear of all Liens, except for Permitted Liens), including all material personal property reflected on the Company Financial Statements (except for personal property sold or otherwise disposed of in the ordinary course since the date of the Company Financial Statements and any fixtures). This Section 2.15(d) does not address and will not be construed as a representation or warranty regarding Intellectual Property (which are solely addressed in Section 2.12).
Section 2.16   Company Information.   The information relating to the Company and its Subsidiaries that is provided by the Company or any of its Subsidiaries for inclusion in the Proxy Statement or any Other Required Company Filing, will not, at the time such documents are filed with the SEC, or at any time it is amended or supplemented, or at the time it is first published, sent or provided to the Company Stockholders, or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder. No representation or warranty is made by the Company with respect to the information supplied by Parent or Merger Sub for inclusion by reference in the Proxy Statement or any Other Required Company Filing.
Section 2.17   Finders; Brokers.   Other than Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and UBS Securities LLC (each, a “Financial Advisor”), no finder, investment banker, broker or similar Person is entitled to any fee or commission in connection with the negotiation, execution or delivery of this Agreement or the consummation of any of the Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries, and Section 2.17 of the Company Disclosure Letter sets forth all fees, commissions or expenses to which such Financial Advisors are entitled in connection with the Transaction.
Section 2.18   Related Person Transactions.   Except for compensation or other employment arrangements in the ordinary course of business or as otherwise disclosed in the Company SEC Documents prior to the Agreement Date, there are no Contracts or transactions between the Company or any of its Subsidiaries, on the one hand, and any Associated Party thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K (each, a “Company Associated Party Contract”). Section 2.18 of the Company Disclosure Letter sets forth each indemnification agreement between the Company and any of its Subsidiaries, on the one hand, and any of their respective current or former directors, officers or employees, on the other hand, and each such indemnification agreement is substantially consistent in all material respects with the form of indemnification agreement made available to Parent prior to the Agreement Date.
Section 2.19   Opinion of Financial Advisor.   Goldman Sachs & Co. LLC has rendered to the Company Board its oral opinion, to be confirmed by delivery of its written opinion, to the effect that, as of February 8, 2021, and subject to the various assumptions made, procedures followed, matters considered, and limitations, qualifications and other matters considered in connection with the preparation of such opinion, the Per Share Merger Consideration to be paid to the holders (other than Parent and its affiliates) of Company Common Stock pursuant to this Agreement is fair, from a financial point of view, to such holders. Morgan Stanley & Co. LLC has rendered to the Company Board its oral opinion, to be confirmed by delivery of its written opinion, to the effect that, as of February 8, 2021, and subject to the various assumptions made, procedures followed, matters considered, and limitations, qualifications and other matters considered in connection with the preparation of such opinion, the Per Share Merger Consideration to be to be received by Company Stockholders (other than the holders of the Cancelled Shares and Dissenting Shares) in the Merger pursuant to this Agreement is fair, from a financial point of view, to such holders of Company Common Stock. Copies of the written opinions of each of Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC will be made available to Parent for informational purposes only on a non-reliance basis by Parent or Merger Sub, promptly following receipt by the Company Board (it being understood and agreed that such opinions are for the benefit of the Company Board only).
Section 2.20   Insurance Policies.   Section 2.20 of the Company Disclosure Letter sets forth a true, correct and complete list of, and the Company has made available to Parent, all material insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations and employees of the Company and its Subsidiaries (collectively, the “Insurance Policies”). Except as would not reasonably be expected to have a Company Material Adverse Effect, each of the Insurance Policies or renewals thereof are in full force and effect, the Company and its Subsidiaries maintain insurance coverage in such amounts and against such risks as are adequate and customary in the industry for the operation of their respective businesses, and the Company and/or its Subsidiaries are in material compliance with the terms of such Insurance Policies. As of the Agreement Date, there is no claim by the Company or any Subsidiary of the Company pending under any Insurance Policies that has been denied or disputed by the insurer other than denials and disputes in the ordinary course of business, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
Section 2.21   Financial Assistance.   None of the Company and its Subsidiaries has applied for a loan, loan guarantee, direct loan (as that term is defined in the CARES Act) or other investment, or to receive any financial assistance or relief (howsoever defined) under any program or facility (collectively “Financial Assistance”) (a) that is established under applicable Law, including, without limitation, the CARES Act or section 13(3) of the Federal Reserve Act; and (b) (i) that requires under applicable Law (or any regulation, guidance, interpretation or other pronouncement of a Governmental Authority with jurisdiction for such program or facility) as a condition of such Financial Assistance, that the Company or any of its Subsidiaries agree, attest, certify or warrant that it has not, as of the date specified in such condition, repurchased, or will not repurchase during a specified period, any Equity Interest of the Company or any of its Subsidiaries, and/or that it has not, as of the date specified in such condition, made a dividend or other capital distribution or will not make a dividend or other capital distribution during a specified period, or (ii) where the terms of this Agreement would cause the Company or any of its Subsidiaries under any circumstances to fail to satisfy any condition for application for or receipt or retention of such Financial Assistance.
Article III.
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Company as follows:
Section 3.1   Corporate Existence.
(a)   Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, and has all requisite corporate or organizational, as the case may be, power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, except where the failure to be so qualified or in good standing, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect. Parent and Merger Sub is duly qualified to do business and is in good standing (to the extent a concept of “good standing” is applicable in the case of any jurisdiction outside the United States) in each jurisdiction where the ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.
(b)   The certificate of incorporation and the bylaws of Parent and Merger Sub, respectively, are in full force and effect. Neither Parent nor Merger Sub is in violation of its certificate of incorporation or bylaws, except where such violation would not reasonably be expected to have a Parent Material Adverse Effect.
Section 3.2   Corporate Authority.   Each of Parent and Merger Sub have all necessary corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Transactions, including the Merger. The board of directors of Parent has adopted resolutions approving this Agreement and the Transactions. The board of directors of Merger Sub has unanimously adopted resolutions that: (a) approved this Agreement and the Transactions and declared it advisable to enter into this Agreement and consummate the Transactions in accordance with the DGCL and (b) recommended that Merger Sub’s sole stockholder adopt this Agreement. Parent, as the sole stockholder of Merger Sub, has executed a written consent, effective immediately following the execution of this Agreement, adopting this Agreement. The execution and delivery of this Agreement by Parent and Merger Sub and the other Transaction Documents to which either is a party, the performance of Parent and Merger Sub of their obligations hereunder and thereunder, and the consummation by Parent and Merger Sub of the Transactions, including the Merger, have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to adopt or authorize this Agreement or to consummate the Transactions (other than the adoption of this Agreement by Parent, as Merger Sub’s sole stockholder, and the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL). This Agreement has been validly executed and delivered by Parent and Merger Sub, as the case may be, and, assuming the due authorization, execution and delivery by the Company constitutes a legal, valid and binding obligation of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, and general equitable principles.
Section 3.3   Governmental Approvals and Consents; Non-Contravention.
(a)   No Governmental Authorization is or will be required on the part of Parent or any of its Subsidiaries in connection with the execution, delivery or performance of this Agreement or the consummation of the Transactions, except (i) any filings required under the rules, regulations and policies of Nasdaq, (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iii) for required Consents under any applicable Antitrust Laws, and (iv) such other Governmental Authorizations, the failure of which to obtain would not reasonably be expected to have a Parent Material Adverse Effect.
(b)   The execution and delivery of this Agreement by Parent and Merger Sub, the performance by Parent and Merger Sub of its respective obligations hereunder and the consummation by Parent and Merger Sub of the Transactions do not and will not (i) violate, contravene or conflict with any provision of the respective certificate of incorporation or bylaws or similar organizational documents of Parent or Merger Sub, (ii) result in any violation or breach of or constitute any default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, modification or acceleration of any obligation or a loss of a benefit under, or result in the creation of any Lien under any Contract to which Parent and/or Merger Sub is subject or is a party, or (iii) assuming that all Governmental Authorizations described in Section 3.3(a) have been obtained and all filings described in such Section have been made, violate, conflict with or result in any breach under any provision of any Law applicable to Parent or any of its properties or assets, except, in the cases of subclauses (ii) and (iii), where such violation, breach, conflict, default, right of termination or cancellation, acceleration, loss of benefit, failure to obtain Consent would not reasonably be expected to have a Parent Material Adverse Effect.

Section 3.4   Litigation.   Neither Parent nor any of its Affiliates is subject to any Order of or agreement with any Governmental Authority that would reasonably be expected to prevent or materially interfere with or delay the consummation of any of the Transactions or would reasonably be expected to have a Parent Material Adverse Effect. No Proceeding is pending or, to the knowledge of Parent, threatened in writing against Parent or any of its Affiliates which would reasonably be expected to have a Parent Material Adverse Effect.
Section 3.5   Sufficient Funds.   Parent and Merger Sub currently have all of the funds available as and when needed that are necessary for Parent to pay the consideration payable hereunder, any other amounts required to be paid in connection with the consummation of the Transactions (including any amounts payable in respect of Company Options, Company PSOs, Company RSUs, Company PSUs and Company Warrants under this Agreement) and all associated fees, costs and expenses in connection with the Merger. Any failure to have all such funds available shall constitute an Intentional Breach of this Agreement. Parent and Merger Sub acknowledge that their obligations hereunder are not subject to any conditions regarding the ability of Parent, Merger Sub or any other Person to obtain financing.
Section 3.6   Merger Sub.   The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, 100 shares of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned directly or indirectly by Parent.
Section 3.7   Parent Information.   The information relating to Parent and its Subsidiaries that is provided by Parent or any of its Subsidiaries for inclusion in the Proxy Statement or any other Required Company Filing, will not, at the time such documents are filed with the SEC, at any time it is amended or supplemented or at the time it is first published, sent or provided to the Company Stockholders, or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. No representation or warranty is made by Parent or Merger Sub with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of the Company or any Affiliates thereof for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing.
Section 3.8   Stockholder and Management Arrangements.   As of the Agreement Date, other than the Transaction Documents (including the Voting Agreement), neither Parent or Merger Sub nor any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries (a) relating to (i) this Agreement or the Merger or (ii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time or (b) pursuant to which any (i) such holder of Shares would be entitled to receive consideration of a different amount or nature than the Per Share Merger Consideration in respect of such holder’s Shares, (ii) such holder of Shares has agreed to approve this Agreement or vote against any Superior Proposal or (iii) such stockholder, director, officer, employee or other Affiliate of the Company has agreed to provide, directly or indirectly, equity investment to Parent, Merger Sub or the Company to finance any portion of the Merger.
Section 3.9   Ownership of Shares.   None of Parent, Merger Sub or any of their directors, officers, general partners or Affiliates (a) owns any Shares as of the Agreement Date or (b) is, nor at any time during the last three years has it been, an “interested stockholder” of the Company as defined in Section 203 of the DGCL (other than as contemplated by this Agreement).
Section 3.10   Operations of Merger Sub.   Merger Sub is wholly-owned Subsidiary of Parent, was formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement or in connection with the Transactions.
Section 3.11   Finders; Brokers.   No finder, investment banker, broker or other Person is entitled to any fee or commission for which the Company will be liable in connection with the negotiation, execution or delivery of this Agreement or the consummation of the Transactions based upon arrangements made by or on behalf of Parent or Merger Sub.

Section 3.12   Independent Investigation.   Parent has conducted its own independent investigation, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, and prospects of the Company, which investigation, review and analysis was done by Parent and its Affiliates and the Parent Representatives. In entering into this Agreement, Parent acknowledges that it has relied solely upon the aforementioned investigation, review and analysis and not on any factual representations or opinions of the Company or its representatives (except the representations and warranties contained in Article II or in any certificate or other agreement provided pursuant to this Agreement or in any other Transaction Document). Except for the representations and warranties contained in Article II or in any certificate or other agreement provided pursuant to this Agreement or in any other Transaction Document and except in the case of fraud, Parent acknowledges and agrees that none of the Company, any of its Subsidiaries and Affiliates and no other Person makes, nor is Parent or Merger Sub relying on, any other express, implied or statutory representation or warranty with respect to or on behalf of, the Company, its Subsidiaries or Affiliates or their respective businesses or with respect to any other information provided or made available to Parent, Merger Sub or Parent Representatives in connection with the Merger or the other Transactions, including the accuracy or completeness thereof. Parent acknowledges that there are assumptions inherent in making any projections, estimates and budgets, Parent is familiar with such uncertainties and that Parent is responsible for making its own evaluation of the Company and shall have no claim against the Company with respect thereto (except in the case of fraud).
Article IV.
CERTAIN COVENANTS
Section 4.1   Covenants of the Company.   Except as expressly provided or permitted herein, set forth in Section 4.1 of the Company Disclosure Letter or consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned or delayed), during the period commencing on the Agreement Date and ending at the Effective Time or such earlier date as this Agreement may be terminated in accordance with its terms (the “Pre-Closing Period”), the Company shall, and shall cause each of its Subsidiaries to (1) act and carry on its business in the ordinary course of business consistent with past practice, except with respect to actions or omissions that constitute COVID-19 Responses, (2) use commercially reasonable efforts to comply with applicable Law and Privacy Policies in all material respects and (3) use commercially reasonable efforts to preserve intact its material Company Assets, properties, rights, assets, Contracts, business organizations and to preserve its relationships with significant customers, significant suppliers, Governmental Authorities and other Persons with which it has material business relations or regulator relations, except with respect to actions or omissions that constitute COVID-19 Responses, provided that in each case during the Pre-Closing Period, the Company shall consult with Parent in good faith prior to the implementation of any COVID-19 Responses that are materially adverse to the Company and its Subsidiaries relative to the COVID-19 Responses taken by the Company and its Subsidiaries prior to the Agreement Date. Without limiting the generality of the foregoing, except as expressly provided or permitted herein, as set forth in Section 4.1 of the Company Disclosure Letter or as required by applicable Law, during the Pre-Closing Period the Company shall not, and shall cause each of its Subsidiaries not to, directly or indirectly, do any of the following without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed):
(a)   (i) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of its capital stock (other than dividends and distributions by a direct or indirect wholly-owned Subsidiary of the Company to its parent) or set a record date therefor, (ii) split, combine or reclassify, any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities or (iii) purchase, redeem or otherwise acquire any shares of its capital stock or any other of its securities or any rights, warrants or options to acquire, or any other securities convertible into or exchangeable or exercisable for, any such shares or other securities, except, in the case of this clause (iii), for the acquisition of Shares (A) from holders of Company Options, Company PSOs or Company Warrants in full or partial payment of the exercise price payable by such holder upon exercise of such Company Options, Company PSOs or Company Warrants, in each case to the extent required or permitted under the terms of such Company Options, Company PSOs or Company Warrants or (B) from holders of Company RSUs or Company PSUs in full or partial payment of any Taxes payable by such holder upon the settlement of Company RSUs or Company PSUs to the extent required or permitted under the terms of such Company RSUs or Company PSUs;
(b)   issue, deliver, sell, pledge, dispose of, grant, transfer or authorize the issuance, delivery, sale, pledge, disposition or grant of any capital stock in the Company or any of its Subsidiaries of any class, or securities convertible into, or exchangeable or exercisable for, any shares of such capital stock, or any options, warrants or other rights of any kind (including, but not limited to, stock appreciation rights, phantom stock or similar interests) to acquire any shares of such capital stock or such convertible or exchangeable securities or any other ownership interest (including any such interest represented by Contract rights) or any Voting Company Debt, of the Company or any of its Subsidiaries, or take any action to cause to be exercisable any otherwise unexercisable Company Option, other than (i) Shares issuable upon the exercise or settlement of Company Options, Company PSOs, Company RSUs, Company PSUs and/or Company Warrants that are outstanding on the Agreement Date, or issuances under the Company ESPP, solely in accordance with their terms as of the Agreement Date, (ii) by a wholly-owned Subsidiary of such Subsidiary’s capital stock to the Company or another wholly-owned Subsidiary of the Company, (iii) grants to newly hired employees of the Company (to the extent such hires are permitted under Section 4.1(k)) in the ordinary course of business consistent with past practice in the form of time-based Company RSUs and not to exceed the amounts set forth on Section 4.1(b)(iii) of the Company Disclosure Letter, which Company RSUs shall be treated in accordance with Section 1.5(a)(v)(B) and (iv) grants to Company Employees having a title or level junior to Senior Director in connection with retention or any promotion in the ordinary course of business consistent with past practice and not to exceed the amounts set forth on Section 4.1(b)(iv) of the Company Disclosure Letter;
(c)   amend or otherwise modify (whether by merger, consolidation or otherwise) the Company Certificate or Company Bylaws, or the certificate of incorporation, bylaws or other comparable charter, formation or organizational documents of any Subsidiary of the Company or any other Company Organizational Document;
(d)   enter (or agree to enter) into any merger or consolidation with any Person (other than a wholly-owned Subsidiary of the Company) or otherwise acquire (or agree to acquire) by any other manner, all or a substantial portion of the assets or any stock of, any business or any corporation, partnership, joint venture, limited liability company, association or other business organization or division thereof;
(e)   sell, lease, license, transfer, abandon, pledge, or otherwise dispose of or encumber or subject to any Lien, any material Company Assets or rights, including the capital stock of Subsidiaries of the Company and including material Intellectual Property rights, other than (i) sales of Company Products or non-exclusive licenses of Intellectual Property, in each case in the ordinary course of business consistent with past practice, (ii) the disposition of obsolete or worthless assets in the ordinary course of business consistent with past practice or (iii) transfers between the Company and its wholly-owned Subsidiaries or between the Company’s wholly-owned Subsidiaries;
(f)   incur, create, issue, assume or otherwise become liable for Indebtedness, or issue any debt securities, or assume, guarantee or endorse, or otherwise as an accommodation become responsible for (whether directly, contingently or otherwise), the obligations of any Person (other than any wholly-owned Subsidiary of the Company in the ordinary course of business consistent with past practice) for Indebtedness, or issue or sell options, warrants, calls or other rights to acquire any Indebtedness of the Company or any of its Subsidiaries, or grant any Liens on the Company Assets to secure Indebtedness, or take any action that would result in any amendment, modification or change of any term of any Indebtedness of the Company or any of its Subsidiaries, except (i) cash management and treasury activities entered into in the ordinary course of business, including letters of credit, (ii) loans between the Company and its wholly-owned Subsidiaries or between the Company’s wholly-owned Subsidiaries in the ordinary course of business or (iii) Contracts entered into in the ordinary course of business consistent with past practice for purposes of hedging against changes in commodities prices or Contracts entered into in the ordinary course of business consistent with past practice for purposes of hedging against changes in foreign currency exchange rates;

(g)   make any capital expenditures or other expenditures with respect to property, plant or equipment that are in excess of the amounts set forth in the Company’s plan for capital expenditures for the applicable fiscal quarter previously made available to Parent by more than 10% in the aggregate;
(h)   increase the compensation or benefits payable or to become payable to its directors, officers, employees or independent contractors, except for (i) increases in base salary, wages and target cash bonus percentages (not to exceed 45% of base salary) for employees with a title or level at or below Senior Director, including in connection with any promotion, in the ordinary course of business consistent with past practice, (ii) payments of bonuses pursuant to the terms of the Company bonus plans set forth on Section 4.1(h)(ii) of the Company Disclosure Letter, (iii) in the case of independent contractors set forth on Section 4.1(h)(iii) of the Company Disclosure Letter, increases to compensation in the ordinary course of business consistent with past practice and the criteria set forth on Section 4.1(h)(iii) of the Company Disclosure Letter or (iv) as required by the terms of any Company Benefit Plan as in effect as of the Agreement Date;
(i)   (i) grant any rights to severance or termination pay to, or enter into or amend any employment or severance agreement with, any director, officer or employee of the Company or any of its Subsidiaries (or any of their respective dependents or beneficiaries), other than offer letters that do not provide any severance, retention, change in control or equity award commitments with non-executive new hires except as permitted under Section 4.1(b) and Section 4.1(k) or arrangements that provide termination benefits only to the extent mandated by applicable Law outside of the United States, (ii) establish, adopt, enter into or amend any bonus, profit sharing, compensation, stock option, restricted stock, restricted stock unit, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer, employee or independent contractor or any of their respective dependents or beneficiaries except as permitted under Section 4.1(b), or (iii) establish, adopt, enter into or amend any plan, program or arrangement that would be a Company Benefit Plan or Company Equity Plan if in existence on the Agreement Date, in each case except (A) as required pursuant to Company Benefit Plans with respect to severance or termination pay in existence on the Agreement Date, (B) in connection with compensation increases that are permitted by Section 4.1(h) above or (C) as otherwise adopted as required to comply with applicable Law;
(j)   take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Benefit Plan or Company Equity Plan (including all awards granted thereunder), except as required by Section 1.5(a)(iv)(C) or Section 1.5(a)(v)(C) or required by the terms of any Company Benefit Plan in effect on the Agreement Date;
(k)   (i) terminate the employment of any employee with a title or level at or above the level of Senior Director other than for “cause” or permanent disability or (ii) hire any new employees, other than to fill vacancies for employees with a title or level junior to Director occurring after the Agreement Date;
(l)   adopt or enter into any collective bargaining agreement or other similar arrangement relating to unions, works councils, similar entities or other organized employees;
(m)   implement or adopt any material change in financial accounting policies, practices or methods, other than as may be required by GAAP or regulatory guidelines;
(n)   (i) commence any Proceedings other than in the ordinary course of business consistent with past practice (other than to enforce its rights hereunder in connection with this Agreement and the Transaction), (ii) subject to Section 4.13, pay, discharge, settle or satisfy (or offer to pay, discharge, settle or satisfy) any Proceedings other than the settlement of Proceedings in the ordinary course that solely require a payment by the Company (net of insurance proceeds) not exceeding $100,000 in any individual case or series of related cases or $250,000 in the aggregate, other than (i) as required by their terms as in effect on the Agreement Date or (ii) claims reserved against in the Company Financial Statements (for amounts not in excess of such reserves); provided that, in the case of each of (i) and (ii), the payment, discharge, settlement or satisfaction of such Proceeding does not include any material obligation (other than the payment of money) to be performed or admission of wrongdoing by the Company or any of its Subsidiaries or any of their respective officers or directors;

(o)   (i) make, change or rescind any entity classification election or other material Tax election, (ii) change any annual Tax accounting period or any material method of Tax accounting, (iii) file any income or other material Tax Return relating to the Company or any of its Subsidiaries that has been prepared in a manner that is materially inconsistent with the past practices of the Company or such Subsidiary, as applicable, (iv) file any amended income or other material Tax Return, (v) settle, compromise, or abandon any claim, investigation, audit or controversy relating to material Taxes, (vi) enter into any closing agreement with respect to any material amount of Tax, (vii) surrender any right to claim a material refund of Taxes, (viii) initiate any voluntary disclosure with or request any ruling from a Governmental Authority with respect to Taxes or (ix) fail to timely file any material Tax Return or pay any material Taxes when due;
(p)   adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiary (in each case, other than the Merger);
(q)   (i) enter into, voluntarily terminate or materially amend or modify any Company Material Contract or Contract that, if in effect on the Agreement Date, would have been a Company Material Contract (other than entry in the ordinary course of business into any Contract that constitutes a Company Material Contract solely pursuant to clause (iii)(A), (iii)(B) or (iv) of Section 2.10(a)), (ii) waive in any material respect any term of, or waive any material default under, or release, settle or compromise any material claim against the Company or any of its Subsidiaries or material liability or obligation owing to the Company or any of its Subsidiaries under, any Company Material Contract or any Contract that, if in effect on the Agreement Date, would have been a Company Material Contract, (iii) enter into any Contract which contains a change of control or similar provision that would require a payment to or grant any material rights to the other party or parties thereto, or result in a loss of material rights by the Company or any of its Subsidiaries, in connection with the Merger or the Transactions (including in combination with any other event or circumstance);
(r)   engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Associated Party of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;
(s)   adopt or implement any stockholder rights plan, “poison pill” or similar arrangement or plan, in each case, applicable to the Merger (including such Merger as the terms of which may be revised pursuant to Parent’s rights under Section 4.4(f)(iii) or Section 4.4(g)(ii));
(t)   (i) enter into any new line of business or (ii) discontinue (or announce the discontinuation of) any Company Products, other than in accordance with the Company’s budget and development plans prior to the Agreement Date;
(u)   acquire any interest in real property;
(v)   modify its Privacy Policies in any materially adverse manner (except as required (as determined by the Company in good faith) by applicable Privacy and Security Laws); or
(w)   authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.
If the Company or any of its Subsidiaries desires to take an action that would be prohibited pursuant to the foregoing clauses (a)-(w) without the written consent of Parent, prior to taking such action, the Company may request such written consent (which consent shall not be unreasonably withheld, conditioned or delayed) by sending an e-mail or facsimile to the representative of Parent listed on Section 4.1 of the Company Disclosure Letter. Parent will deliver to the Company either a written consent or a denial notification via e-mail or facsimile as soon as practicable and in any event within three Business Days after Parent receives (x) a written request by the Company pursuant to this Section 4.1 and (y) such material facts that relate to such written request as may be reasonably requested by Parent.
Notwithstanding anything to the contrary in this Section 4.1, the Parties acknowledge and agree that (i) nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s operations (including for purposes of the HSR Act) prior to the Effective

Time and (ii) no consent of Parent shall be required with respect to any matter set forth in this Agreement to the extent the requirement of such consent would violate any Antitrust Laws. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions hereof, complete control and supervision over its operations.
Section 4.2   Access to Information; Confidentiality.
(a)   During the Pre-Closing Period, the Company shall, and shall cause each of its Subsidiaries to and shall cause its directors, officers, accountants, consultants, legal counsel, advisors, agents and other representatives (collectively, the “Company Representatives”) to, at Parent’s sole expense, (i) provide to Parent, Merger Sub and their respective officers, directors, employees, accountants, consultants, legal counsel, advisors, agents and other representatives (collectively, the “Parent Representatives”) reasonable access, at reasonable times during normal business hours (under the supervision of appropriate personnel and in a manner that does not unreasonably interfere with the normal operation of the business of the Company), upon reasonable prior notice to the Company, to the officers, advisors, agents, Contracts, properties, offices and other facilities of the Company and its Subsidiaries, and to the books and records thereof (including Tax Returns, but excluding any confidential information contained in personnel files to the extent the disclosure of such information is prohibited by Privacy and Security Laws and anything that relates to the negotiation and execution of this Agreement, the process that led to the negotiation and execution of this Agreement or, subject to the disclosure requirements set forth in Section 4.4, to any Acquisition Proposal), and, with the Company’s consent (such consent not to be unreasonably withheld, delayed or conditioned), to the employees of the Company and its Subsidiaries and (ii) furnish as promptly as reasonably practicable such information concerning the business, properties, Contracts, assets, Liabilities, personnel and other aspects of the Company and its Subsidiaries as Parent or the Parent Representatives may reasonably request; provided that (A) none of the Company, any of its Subsidiaries or any Company Representative shall be required to provide access to or to disclose information where such access or disclosure would (x) contravene any applicable Law, Order or the confidentiality obligations as in effect on the Agreement Date under any Contract of the Company or any of its Subsidiaries, (y) reasonably be expected to violate or result in a loss or waiver of any attorney client, legal or work product privilege of the Company or any of its Subsidiaries; provided that in each case in the foregoing clauses (x) and (y), the Company shall use its commercially reasonable efforts to obtain any required consents to provide such access and take such other action (such as the redaction of identifying or confidential information, entry into a joint defense agreement or other agreement or by providing such access, inspections, data or other information solely to outside counsel to avoid the loss of attorney client privilege) as is necessary to provide such access to Parent and Merger Sub in compliance with applicable Law, and otherwise the Company shall use its reasonable best efforts to institute appropriate substitute disclosure arrangements, to the extent practicable in the circumstances, (B) the Company shall not be required to afford access or furnish information to the extent such information relates to the applicable portions of the minutes of the meetings of the Company Board (including any presentations or other materials prepared by or for the Company Board) where the Company Board discussed (x) the Transactions or any similar transaction involving the sale of the Company, or a material portion of its assets, to, or combination of the Company with, any other Person, including the related sale process and deliberations of strategic alternatives, (y) any Acquisition Proposal or (z) any Intervening Event and (C) none of the Company, any of its Subsidiaries or any Company Representative shall be required to provide such access to the extent that the Company in good faith determines, in light of any COVID-19 Responses, that such access would reasonably be expected to jeopardize the health and safety of any employee of the Company or its Subsidiaries or any other Company Representative.
(b)   Parent, Merger Sub and the Company, and each of their respective Subsidiaries and Affiliates shall, and shall cause the Parent Representatives or Company Representatives, as applicable, to keep all information received pursuant to this Section 4.2 or otherwise in connection with the Transactions (including information received prior to the Agreement Date) confidential to the extent such information would constitute Confidential Information as defined in the Confidentiality Agreement, and use such information solely in connection with the implementation of the Transactions or as otherwise permitted by the Confidentiality Agreement. Notwithstanding the foregoing, Parent, Merger Sub and the Company, and each of their respective Subsidiaries and Affiliates, and the Parent

Representatives or Company Representatives, as applicable, shall be permitted to disclose all or any part of such information as may be required by applicable Law, by obligations pursuant to any listing agreement with any national securities exchange or as may be requested by a Governmental Authority, as determined in good faith by the Party making such disclosure; provided that except to the extent prohibited by applicable Law, each Party shall promptly notify the other Party of the existence, terms and circumstances surrounding such a requirement or obligation reasonably in advance of such disclosure.
Section 4.3   Company Stockholder Approval.
(a)   Proxy Statement and Other SEC Filings.
(i)   Promptly (and in no event not more than 30 days) following the Agreement Date, (A) the Company will prepare and file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting and (B) Parent and Merger Sub shall provide to the Company all information concerning themselves and their Affiliates that is reasonably required to be included in the Proxy Statement and shall provide such other assistance in the preparation of the Proxy Statement as may be reasonably requested by the Company from time to time. Subject to Section 4.4, the Company shall include the Company Board Recommendation in the Proxy Statement. The Company shall provide Parent and its counsel reasonable opportunity to review and comment on the Proxy Statement (or any amendment or supplement thereto) prior to the filing thereof with the SEC and shall consider in good faith any reasonable comments or revisions made by Parent and its counsel thereon.
(ii)   If the Company determines that it is required to file any document other than the Proxy Statement with the SEC in connection with the Merger pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company shall promptly prepare and file such Other Required Company Filing with the SEC. The Company shall cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and Nasdaq. The Company shall provide Parent and its counsel reasonable opportunity to review and comment on any Other Required Company Filing (or any amendment or supplement thereto) prior to the filing thereof with the SEC and shall consider in good faith any reasonable comments or revisions made by Parent and its counsel thereon.
(iii)   Each of the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall furnish all information concerning it and their Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement, any Other Required Company Filing or any document required to be filed by Parent, Merger Sub or any of their respective Affiliates with the SEC in connection with the Merger or the Company Stockholder Meeting (a “Required Parent Filing”). If at any time prior to the Company Stockholder Meeting any information relating to the Company, Parent, Merger Sub or any of their respective Affiliates should be discovered by the Company, on the one hand, or Parent or Merger Sub, on the other hand, that should (in the good faith judgment of the Company, on the one hand, or Parent or Merger Sub, on the other hand) be set forth in an amendment or supplement to the Proxy Statement, any Other Required Company Filing or any Required Parent Filing, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable Law or the SEC or its staff, disseminated to the Company Stockholders. Notwithstanding anything to the contrary in this Section 4.3, except in connection with a Change of Board Recommendation in accordance with Section 4.4, or as required by applicable Law or the SEC or its staff (as determined in good faith by the Company Board after consulting with outside legal counsel), no amendment or supplement to the Proxy Statement or to an Other Required Company Filing shall be made by the Company without the approval of Parent, which approval will not be unreasonably withheld, conditioned or delayed.
(iv)   The Company and its Subsidiaries, will not communicate in writing with the SEC or its staff with respect to the Proxy Statement or any Other Required Company Filing without providing Parent a reasonable opportunity to review and comment on such written communication and shall consider in good faith any reasonable comments or revisions made by such Parent and its counsel.
(v)   The Company will advise Parent promptly after the Company receives notice of (A) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement or any Other Required Company Filing, (B) any receipt of comments from the SEC or its staff on the Proxy Statement or any Other Required Company Filing, or (C) any receipt of a request by the SEC or its staff for additional information in connection therewith.
(vi)   Subject to applicable Law, the Company will cause the Proxy Statement to be disseminated to the Company Stockholders no later than the fifth Business Day following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to occur if the SEC has not notified the Company prior to the end of the 10th calendar day after filing the preliminary Proxy Statement that the SEC will or will not be reviewing the Proxy Statement.
(b)   Company Stockholder Meeting.
(i)   The Company, acting through the Company Board (or a duly authorized committee thereof), shall promptly following receipt of confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement (which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the end of the 10th calendar day after filing the preliminary Proxy Statement that the SEC will or will not be reviewing the Proxy Statement), take all action required under the DGCL, the Company Organizational Documents and the applicable requirements of the Nasdaq necessary to establish a record date for, duly call, give notice of, convene and hold a meeting of the Company Stockholders for the purpose of voting upon the adoption of this Agreement in accordance with the DGCL (including any adjournment or postponement thereof, the “Company Stockholder Meeting”), with such record date being selected after reasonable consultation with Parent and such meeting date being held no later than 45 days after the dissemination of the Proxy Statement to the Company Stockholders in accordance with Section 4.3(a)(vi) (or if such day is not a Business Day, the next succeeding Business Day). Within five (5) calendar days after the date of this Agreement (and thereafter as reasonably determined by the Company in consultation with Parent), the Company shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act for a record date for the Company Stockholder Meeting that is 20 Business Days after the date of such “broker search.” Once established, the Company shall not change the record date or the meeting date for the Company Stockholder Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed) or as expressly required by applicable Law or as may be required in connection with any postponement or adjournment of the Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, nothing will prevent the Company, after consultation with Parent, from postponing or adjourning the Company Stockholder Meeting if on one or more occasions (A) there are holders of insufficient Shares present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting, (B) the Company Board has determined in good faith after consultation with, and taking into account the advice of, its outside legal counsel that it is required to postpone or adjourn the Company Stockholder Meeting by applicable Law, Order or a request from the SEC or its staff, (C) to allow reasonable additional time to solicit additional proxies to obtain the Company Stockholder Approval or (D) any information relating to the Company, Parent or any of their respective Affiliates, officers or directors has been discovered by the Company or Parent, and the Company Board has determined in good faith after consultation with its outside legal counsel that such information is required under applicable Law to be set forth in an amendment or supplement to the Proxy Statement, such that the Proxy Statement shall not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances in which they were made, not false or misleading, in order to correct such information and file an appropriate amendment or supplement describing such information with the SEC; provided that, without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), the Company Stockholder Meeting will not be postponed or adjourned by more than 10 Business Days at a time.
(ii)   The Company shall solicit from the Company Stockholders proxies in favor of the adoption of this Agreement in accordance with the DGCL and, unless the Company Board has effected a Change of Board Recommendation in accordance with Section 4.4, the Company shall use its reasonable best efforts to secure the Company Stockholder Approval at the Company Stockholder Meeting. Unless this Agreement is earlier terminated pursuant to Article VI, the Company shall take all action required under the DGCL, the Company Organizational Documents and the applicable requirements of the Nasdaq necessary to establish a record date for, duly call, give notice of, convene and hold the Company Stockholder Meeting for the purpose of voting upon the adoption of this Agreement in accordance with the DGCL, whether or not the Company Board at any time subsequent to the Agreement Date shall have effected a Change of Board Recommendation or otherwise shall have determined that this Agreement is no longer advisable.
Section 4.4   No Solicitation of Transactions.
(a)   Subject to the other provisions of this Section 4.4, the Company shall, and shall cause its Subsidiaries and its and their respective directors, officers and employees, and shall direct and cause its other Company Representatives to, immediately cease and cause to be terminated any discussions or negotiations with any Person that may be ongoing with respect to an Acquisition Proposal and shall immediately terminate access of such Persons to any electronic datarooms maintained by the Company. The Company shall promptly (and in any event within two Business Days of the Agreement Date) deliver a written notice to each such Person to the effect that the Company is ending all such solicitations, communications, activities, discussions or negotiations with such Person, effective on the Agreement Date, which written notice shall also instruct each Person to promptly return or destroy all non-public information previously furnished to such Person or any Company Representatives by or on behalf of the Company or any of its Subsidiaries. Without limiting the foregoing, it is agreed that any violation or breach of the restrictions or obligations set forth in this Section 4.4 by any Subsidiary of the Company or any Company Representative of the Company or any of its Subsidiaries acting on behalf of or at the direction of the Company or any of its Subsidiaries shall be deemed to be a breach of Section 4.4 by the Company.
(b)   Except as permitted by this Section 4.4, prior to the Effective Time, the Company agrees that it shall not, and shall cause its Subsidiaries and its and their respective directors, officers and employees not to, and the Company shall direct and cause Company Representatives not to, directly or indirectly:
(i)   initiate, solicit, knowingly facilitate or encourage (including by way of providing information) the making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or otherwise knowingly assist or participate in the making, submission or announcement of any Acquisition Proposal;
(ii)   engage in, participate or continue discussions or negotiations with any Person with respect to an Acquisition Proposal or Acquisition Inquiry (it being understood that the foregoing shall not prohibit the Company or the Company Representatives from making such Person aware of the restrictions of this Section 4.4 in response to the receipt of an Acquisition Proposal or Acquisition Inquiry);
(iii)   enter into any merger agreement, letter of intent, term sheet, agreement in principle, memorandum of understanding, share purchase agreement, asset purchase agreement, share exchange agreement or other similar agreement constituting or relating to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement) (an “Alternative Acquisition Agreement”)

or enter into any Contract or agreement requiring the Company to abandon, terminate or fail to consummate the Transactions;
(iv)   terminate, waive, amend or modify any provision of, or grant permission under, any confidentiality agreement to which the Company or any of its Subsidiaries is a party;
(v)   furnish to any Person (other than to Parent, Merger Sub or any designees of Parent or Merger Sub) or “group” (as defined under Section 13(d) of the Exchange Act) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries (other than Parent, Merger Sub or any designees of Parent or Merger Sub), in any such case in connection with any Acquisition Proposal or Acquisition Inquiry or under circumstances that would reasonably be expected to lead to an Acquisition Proposal except as permitted by Section 4.4(c) below;
(vi)   take any action to make the provisions of any Takeover Law, or any restrictive provision of the Company Organizational Documents inapplicable to any Acquisition Proposal or Person making an Acquisition Proposal; or
(vii)   resolve or agree or publicly propose to take any of the foregoing actions.
(c)   Notwithstanding anything in this Agreement to the contrary, at any time following the Agreement Date and prior to obtaining the Company Stockholder Approval, in response to a written Acquisition Proposal that did not result from a breach of the terms of this Section 4.4 (a “Qualifying Acquisition Proposal”) that the Company Board determines in good faith (after consultation with one or more of its financial advisors and with its outside legal counsel) that such Qualifying Acquisition Proposal constitutes, or could reasonably be expected to result in, a Superior Proposal and that the failure to take the action described in clause (i) or (ii) below would be inconsistent with its fiduciary duties to the Company’s stockholders under applicable Law, the Company and the Company Representatives shall be permitted to (i) furnish to the Person that has made the Qualifying Acquisition Proposal (and such Person’s representatives) information relating to the Company and its Subsidiaries and/or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, in each case pursuant to an Acceptable Confidentiality Agreement, provided that the Company shall substantially concurrently provide to Parent any non-public information concerning the Company that is provided to (or given access to) any Person which was not previously provided or made available to Parent and (ii) engage or participate in discussions or negotiations with the Person (or such Person’s representatives) that has made the Qualifying Acquisition Proposal; provided that prior to or concurrently with the Company first taking such actions with respect to a Qualifying Acquisition Proposal as described in clauses (i) or (ii) above, the Company shall provide written notice to Parent of such determination of the Company Board as provided for in this Section 4.4(c).
(d)   The Company shall promptly (and in any event within 24 hours) (i) provide Parent written notice of the receipt by the Company of any Acquisition Inquiries or Acquisition Proposals and (ii) disclose to Parent the material terms and conditions of any such Acquisition Inquiry or Acquisition Proposal, including the identity of the party making such inquiry or proposal a copy of all documents (if in writing) or a written summary of material terms (if oral) with respect to such Acquisition Inquiry or Acquisition Proposal. The Company will keep Parent reasonably informed in all material respects as promptly as reasonably practicable (and in any event within 24 hours of receipt, provision or occurrence (as practicable)) of any material developments with respect to any such Acquisition Proposal or Acquisition Inquiry (and any subsequent amendments or modifications thereto) including any change in the material terms and conditions thereof. The Company shall, as soon as is reasonably practicable, and in any event within 24 hours following a determination by the Company Board that an Acquisition Proposal is a Superior Proposal, notify Parent of such determination.
(e)   Except as permitted by Section 4.4(f), prior to obtaining the Company Stockholder Approval, the Company Board (or any duly authorized committee thereof) shall not (i) (1) withdraw, change, amend, modify or qualify or publicly propose to withdraw, change, amend, modify or qualify, in a manner adverse to Parent or Merger Sub, the Company Board Recommendation, (2) fail to include the Company Board Recommendation in the Proxy Statement, (3) approve, adopt, endorse, or recommend to the Company Stockholders, or publicly propose to approve, adopt, endorse, declare advisable or recommend to the Company Stockholders, any Acquisition Proposal or Acquisition Inquiry (or the approval or adoption thereof), (4) fail to publicly reaffirm the Company Board Recommendation within ten (10) Business Days after receipt of a written request by Parent following an Acquisition Proposal (provided that Parent may only make such request once with respect to any Acquisition Proposal that has not been amended with respect to financial or other material terms) (other than of the type referred to in the following clause (5)) (or material modification thereto) becoming publicly known or (5) fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against any Acquisition Proposal subject to Regulation 14D under the Exchange Act within ten Business Days after commencement of such Acquisition Proposal or if the Company Stockholder Meeting is scheduled to be held within ten (10) Business Days from the date of such public disclosure or commencement, as applicable, fail to publicly reaffirm the Company Board Recommendation promptly and in any event prior to the date which is two (2) Business Days before the date on which the Company Stockholder Meeting is scheduled to be held or (ii) approve, recommend, authorize, cause, permit, resolve to allow, or publicly announce an intention to approve or recommend that the Company or any of its Subsidiaries to enter into any Alternative Acquisition Agreement (actions prohibited by this Section 4.4(e) being referred to as a “Change of Board Recommendation”).
(f)   Notwithstanding anything in this Agreement to the contrary, the Company Board may, prior to obtaining the Company Stockholder Approval and subject to the other provisions of this Section 4.4, (x) effect a Change of Board Recommendation in response to a Superior Proposal and/or (y) validly terminate this Agreement pursuant to Section 6.1(e), if (i) the Company receives a Qualifying Acquisition Proposal that the Company Board determines in good faith (after consultation with one or more of its financial advisors and outside legal counsel) is a Superior Proposal and (ii) the Company Board determines in good faith (after consultation with its outside legal counsel) that its failure to effect a Change of Board Recommendation or terminate this Agreement pursuant to Section 6.1(e) would be inconsistent with its fiduciary duties to the Company Stockholders under applicable Law; provided that the Company Board may not effect a Change of Board Recommendation pursuant to the foregoing clause (x) or terminate this Agreement pursuant to the foregoing clause (y) unless:
(i)   the Company has complied in all material respects with this Section 4.4 with respect to such Qualifying Acquisition Proposal;
(ii)   the Company shall have provided prior written notice to Parent, at least four (4) Business Days in advance (the “Superior Proposal Notice Period”), of its intention to effect such a Change of Board Recommendation in response to a Superior Proposal (which notice itself shall not constitute a Change of Board Recommendation) or validly terminate this Agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, which notice shall specify the material terms and conditions of such Superior Proposal and the identity of the Person or group making such Superior Proposal, and shall have contemporaneously provided a copy of the relevant proposed definitive transaction agreements with the Person making such Superior Proposal;
(iii)   if requested by Parent, the Company shall have negotiated with, and shall have caused the Company Representatives to negotiate with, Parent in good faith during the Superior Proposal Notice Period in order to enable Parent to modify the terms of this Agreement in such a manner that would eliminate the need for taking such action (and would cause such Superior Proposal to no longer constitute a Superior Proposal) as determined by the Company Board in good faith (after consultation with one or more of its financial advisors and outside legal counsel);
(iv)   following the Company’s and the Company Representatives’ negotiation in good faith with Parent, to the extent such negotiation is requested by Parent, during the Superior Proposal Notice Period and after considering the results of such negotiations and giving effect to any proposals, amendments or modifications made or agreed to by Parent, if any, the Company Board (after consultation with one or more of its financial advisors and outside legal counsel) shall have determined in good faith that such Superior Proposal still constitutes a Superior Proposal (it being understood and agreed that any change to the financial or other material terms of an Acquisition Proposal that was previously the subject of a notice hereunder shall require a new notice to Parent as provided above, but with respect to any such subsequent notices the Superior Proposal Notice Period shall be deemed to be three (3) Business Days rather than four (4) Business Days); and
(v)   in the event of any termination of this Agreement in order to cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, the Company will have validly terminated (or shall concurrently terminate) this Agreement in accordance with Section 6.1(e), including paying the Termination Fee in accordance with Section 6.2(b)(i).
(g)   Notwithstanding anything in this Agreement to the contrary, prior to obtaining the Company Stockholder Approval and subject to the other provisions of this Section 4.4, the Company Board may effect a Change of Board Recommendation in response to an Intervening Event if the Company Board determines in good faith (after consultation with one or more of its financial advisors and outside legal counsel) that its failure to effect a Change of Board Recommendation would be inconsistent with its fiduciary duties to the Company Stockholders under applicable Law; provided that the Company Board may not effect such Change of Board Recommendation unless:
(i)   the Company shall have provided prior written notice to Parent, at least four (4) Business Days in advance (the “Intervening Event Notice Period”), of its intention to effect such a Change of Board Recommendation (which notice itself shall not constitute a Change of Board Recommendation), which notice shall specify the details of such Intervening Event and the basis upon which the Company Board intends to effect a Change of Board Recommendation;
(ii)   if requested by Parent, the Company shall have negotiated with, and shall have caused the Company Representatives to negotiate with, Parent in good faith during the Intervening Event Notice Period in order to enable Parent to modify the terms of this Agreement in such a manner that would eliminate the need for taking such action as determined by the Company Board in good faith (after consultation with one or more of its financial advisors and outside legal counsel); and
(iii)   following the Company’s and the Company’s Representatives’ negotiation in good faith with Parent, to the extent such negotiation is requested by Parent, during the Intervening Event Notice Period and after considering the results of such negotiations and giving effect to any proposals, amendment or modifications made or agreed to by Parent, if any, the Company Board (after consultation with one or more of its financial advisors and outside legal counsel) shall have determined in good faith that the failure to make a Change of Board Recommendation in connection therewith would be inconsistent with its fiduciary duties to the Company Stockholders under applicable Law.
(h)   Nothing contained in this Agreement shall prohibit the Company Board from taking and disclosing to the Company Stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9, Item 1012 of Regulation M-A or otherwise complying with Rule 14d-9 or Item 1012 under the Exchange Act or from making any disclosure to the Company Stockholders if the Company Board determines in good faith (after consultation with its outside legal counsel) that its failure to do so would be inconsistent with applicable Law, provided that no Change of Board Recommendation shall be made unless the Company shall have first complied in all material respects with its obligations under the other provisions of this Section 4.4.   In addition, none of the following shall be deemed to be a Change of Board Recommendation: (i) a “stop, look and listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act (provided that the Company has not withdrawn, changed, amended, modified or qualified the Company Board Recommendation in a manner adverse to Parent or Merger Sub in such communication), and/or (ii) any statement that includes an express rejection of any applicable Acquisition Proposal and an express reaffirmation of the Company Board Recommendation. In addition, nothing contained in this Agreement shall prohibit the Company from making any other disclosure to the Company Stockholders if the Company Board determines in good faith, after consultation with outside counsel, that the failure to make such disclosure would be inconsistent with its fiduciary duties or applicable Law, provided that any such disclosure that would otherwise constitute a Change of Board Recommendation (after giving effect to the immediately preceding sentence) shall be made only in compliance with the other provisions of this Section 4.4.
(i)   No Change of Board Recommendation shall change (or be deemed to change) the approval of the Transactions by the Company Board for purposes of any Takeover Law (or the applicability of any Takeover Law to the Transactions). Notwithstanding anything to the contrary in the foregoing, any action that may be taken by, and all obligations and duties of, the Company Board under this Section 4.4 may also be taken by and shall bind a duly constituted committee thereof.
Section 4.5   Appropriate Action; Consents; Filings.
(a)   Prior to the Effective Time, the Company shall use its commercially reasonable efforts to obtain any Consents of third parties with respect to any Company Material Contracts as may be necessary or appropriate for the consummation of the Transactions or required by the terms of any such Company Material Contract as a result of the execution, performance or consummation of the Transactions; in each case to the extent reasonably requested in writing by Parent, including without limitation the Consents set forth on Section 4.5(a) of the Company Disclosure Letter with respect to which the Company shall consult and cooperate with Parent in obtaining. In the event that such third-party Consent described in this Section 4.5(a) shall not be obtained, the Company and Parent shall determine reasonably and jointly whether to take any further actions with respect to such Company Material Contracts; provided that without its consent (such consent to be given or withheld in its sole discretion), the Company shall not be required to pay any amount or change Contract terms or its business practices in order to obtain any such Consent (except to the extent that such payment or change is contingent on consummation of the Transactions). Except as set forth in Section 5.1, in no event shall the receipt of third-party Consents, if any, be a condition to the consummation of the Merger.
(b)   Subject to Section 4.5(c) and the other terms and conditions of this Agreement, the Company and Parent agree, and Parent and the Company each agree to cause its Subsidiaries to use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the Transactions and to use their respective reasonable best efforts to cause the conditions to each Party’s obligation to consummate the Transactions as set forth in Section 5.1 to be satisfied as promptly as practicable (but in no event later than the Outside Date), including taking all actions necessary (i) to obtain all Governmental Authorizations required for the consummation of the Merger, (ii) to effect all such necessary registrations and filings with the Governmental Authorities in order to consummate and make effective the Merger and the other Transactions, (iii) to comply with all requirements under applicable Law that may be imposed on it with respect to this Agreement, the Merger and the other Transactions and (iv) to avoid a Proceeding by any Governmental Authority with respect to this Agreement, the Merger or the other Transactions or to defend or contest any Proceedings, whether judicial or administrative, brought under, pursuant to or relating to any regulatory Law challenging this Agreement or the consummation of the Transactions. The Parties shall cooperate fully with each other to the extent necessary in connection with the foregoing.
(c)   In connection with the efforts referenced in Section 4.5(b) and without limiting the generality of the undertaking pursuant thereto, Parent and the Company shall promptly make all filings that may be required for the satisfaction of the condition set forth in Section 5.1(c)(i) by each of them in connection with the consummation of the Transactions, which, in any event, shall be made within 10 Business Days following the Agreement Date with respect to the initial filings required under the HSR Act. In addition, Parent and the Company agree, and shall each cause each of its Subsidiaries, to cooperate and to use their reasonable best efforts and take all actions necessary to obtain any Governmental Authorizations required for the consummation of the Merger as contemplated by Section 4.5(b) above as promptly as possible, including to make all other necessary filings, notifications or registrations within 15 Business Days of the Agreement Date to obtain all Governmental Authorizations set forth on Section 5.1(c) of the Company Disclosure Letter, to respond as promptly as practicable to any requests for information from any Governmental Authority and otherwise comply with any inquiry or request from any Governmental Authority as promptly as practicable (and in each case any such information shall be in substantial compliance with the requirements of the HSR Act or other applicable Antitrust Laws), and to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any Order (whether temporary, preliminary or permanent) (an “Antitrust Order”) that restricts, prevents or prohibits the consummation of the Merger or any other transaction contemplated by this Agreement under any Antitrust Law. Each Party shall furnish to the other such necessary information and assistance as the other Party may reasonably request in connection with the preparation of any necessary filings or submissions by it to any Governmental Authority. Neither Party shall give Consent to any voluntary extension of any statutory deadline or withdraw its notification and report form pursuant to the HSR Act or any other filing made pursuant to any Antitrust Law or other regulatory Law unless the other Party has given its prior written Consent to such extension or delay (which shall not be unreasonably withheld, conditioned or delayed).
(d)   Parent and the Company will consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other in advance (to the extent legally permissible), any analyses, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any Party in connection with Proceedings under or relating to any Antitrust Laws. Without limiting the generality of the foregoing, in connection with this Agreement and the Transactions, the Parties agree to (i) give each other reasonable advance notice of all meetings with any Governmental Authority relating to any Antitrust Laws, (ii) give each other an opportunity to participate in each of such meetings, (iii) give each other reasonable advance notice of all substantive oral communications with any Governmental Authority relating to any Antitrust Laws, (iv) if any Governmental Authority initiates a substantive oral communication regarding any Antitrust Laws, to promptly notify the other Party of the substance of such communication, (v) provide each other with a reasonable advance opportunity to review and comment upon all substantive written communications (including any analyses, presentations, memoranda, briefs, arguments, opinions and proposals) with a Governmental Authority regarding any Antitrust Laws and (vi) provide each other with copies of all substantive written communications from any Governmental Authority relating to any Antitrust Laws. Any disclosures or provision of copies by one Party to the other may be made on an outside counsel basis, if appropriate.
(e)   Each of Parent and the Company shall notify and keep the other advised as to (i) any material communication from any Governmental Authority regarding any of the Transactions and (ii) any litigation or administrative Proceeding pending and known to such Party, or to its knowledge threatened, that challenges, or would challenge, the Transactions. The Company and Parent shall not take any action inconsistent with their obligations under this Agreement or, without prejudice to the Company’s or Parent’s rights under this Agreement, that would materially hinder or delay the consummation of the Transactions.
(f)   If any objections are asserted with respect to the Transactions under any Antitrust Law or if any suit is instituted or threatened by any Governmental Authority or any private party challenging any of the Transactions as violating any Antitrust Law or if a filing pursuant to Section 4.5(b) is reasonably likely to be rejected or conditioned by a Governmental Authority, then each of the Parties shall use reasonable best efforts to resolve such objections or challenges as such Governmental Authority or other Person may have to such transactions so as to permit consummation of the Transactions as soon as practicable and in any event prior to the Outside Date. Without limiting the generality of the foregoing, Parent shall, and shall cause each of its Subsidiaries to, use its and their reasonable best efforts, and promptly take any and all steps necessary, to avoid or eliminate any concerns on the part of, or to satisfy any conditions imposed by, any Governmental Authority under any Antitrust Law or any other Person so as to enable the Parties to consummate the Transactions as promptly as practicable, and in any event prior to the Outside Date; provided that, in no event will Parent or its Subsidiaries be obligated to (i) propose, negotiate, offer or commit to or effect, by consent decree, hold separate order or otherwise, the sale, divestiture, license or disposition of any assets or businesses of Parent or its Subsidiaries or Affiliates, now owned or hereafter sought to be acquired, (ii) terminate or amend any existing relationships or contractual rights or obligations or (iii) offer or commit to take any action that would limit or modify Parent’s rights of ownership in, or ability to conduct the business of, any of its operations, divisions, businesses, product lines, customers or assets, including, after the Closing, the business of the Company, if any such foregoing action, in each of (i)-(iii), (A) would reasonably be expected to, individually or in the aggregate, (1) materially reduce the reasonably anticipated benefits to Parent of the transactions contemplated by this Agreement, (2) adversely impact Parent or any of Parent’s Subsidiaries other than, after the Closing, the Company and the Company’s Subsidiaries or (3) impact the Company or any of the Company’s Subsidiaries in a manner that is material to the Company and the Subsidiaries, taken as a whole or (B) is not contingent on the consummation of the Transactions. In furtherance of the foregoing, each Party shall keep the other Party informed of all material matters, discussions and activities relating to any of the matters contemplated by this Section 4.5(f).
(g)   Parent and its Subsidiaries shall not make an initial filing under the HSR Act with respect to any transaction other than the Transactions prior to the initial filing with respect to the Transactions to be made under the HSR Act pursuant to Section 4.5(c).
(h)   No action by the Company taken in compliance with Section 4.4 will be considered a violation of this Section 4.5.
Section 4.6   Public Announcements.   Parent and the Company will consult with each other and provide each other the opportunity to review and comment upon any press release or public announcement relating to this Agreement or the Transactions, and shall not, and shall not permit their Affiliates to, issue any such press release or public announcement prior to such consultation, except as may be required by applicable Law, by obligations pursuant to any listing agreement with any national securities exchange or as may be requested by a Governmental Authority, as determined in good faith by the Party making such public announcement or issuing such press release. The Company, Parent and Merger Sub agree that the initial press release announcing the Transactions and the execution and delivery of this Agreement shall be a joint press release in the form heretofore agreed to by the Company and Parent. Notwithstanding the foregoing provisions of this Section 4.6, (i) each of the Parties may issue press releases or public announcements concerning the Transactions that are not materially inconsistent with previous press releases or public announcements made by Parent or the Company in compliance with this Section 4.6 and do not reveal material, non-public information regarding the other parties, the Merger or the other Transactions, (ii) each of the Parties, their Affiliates, the Company Representatives and the Parent Representatives may make public statements in response to specific questions by the press, analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are not materially inconsistent with previous press releases, public disclosures or public statements made by Parent or the Company in compliance with this Section 4.6 and do not reveal material, non-public information regarding the other parties, the Merger or the other Transactions, (iii) the restrictions set forth in this Section 4.6 shall not apply to any press release or public announcement issued or proposed to be issued in connection with, or in response to, an Acquisition Proposal, Intervening Event, Superior Proposal or a Change of Board Recommendation but in each case such release or announcement shall be subject to compliance with the provisions of Section 4.4.   To the extent that any provision of the Confidentiality Agreement is in conflict with this Section 4.6, such provision shall be deemed amended and superseded by this Section 4.6, mutatis mutandis, and in addition the restrictions thereunder with respect to “Transaction Information” as defined in the Confidentiality Agreement and the restrictions contained in Section 11 of the Confidentiality Agreement will, upon the execution and delivery of this Agreement, terminate and be of no further force and effect.
Section 4.7   Employee Benefit Matters.
(a)   With respect to any “employee benefit plan” as defined in Section 3(3) of ERISA maintained by Parent or any of its Subsidiaries in which any director, officer or employee of the Company or any of its Subsidiaries (the “Company Employees”) will participate effective as of or after the Effective Time (collectively, “New Plans”), subject to applicable Law and applicable Tax qualification requirements, Parent shall, or shall cause the Surviving Corporation to, recognize all service of the Company Employees with the Company or any of its Subsidiaries that is reflected in the books and records of the Company, as the case may be, for vesting, eligibility and level of benefits purposes (but not for accrual purposes, except for vacation and severance) in any New Plan in which such Company Employees will be eligible to participate after the Effective Time, in each case except to the extent that recognizing such service would result in a duplication of benefits. To the extent any Company Employee participates in a New Plan that is a welfare plan or arrangement of Parent or any of its Subsidiaries following the Closing Date (a “Parent Welfare Plan”), Parent and any of its Subsidiaries will use commercially reasonable efforts, to the extent permitted by applicable Law and any insurer, third party administrator or service provider under the applicable Parent Welfare Plan, to cause all (i) pre-existing condition limitations which otherwise would be applicable to such Company Employee and his or her covered dependents to be waived to the extent satisfied under a Company Benefit Plan comparable to such Parent Welfare Plan immediately prior to the Closing Date or, if later, immediately prior to such Company Employee’s commencement of participation in such Parent Welfare Plan, (ii) participation waiting periods under each Parent Welfare Plan that would otherwise be applicable to such Company Employee to be waived to the same extent waived or satisfied under the Company Benefit Plan comparable to such Parent Welfare Plan immediately prior to the Closing Date or, if later, immediately prior to such Company Employee’s commencement of participation in such Parent Welfare Plan and (iii) co-payments and deductibles paid by Company Employees in the plan year in which the Effective Time occurs to be credited for purposes of satisfying any applicable deductible or out of pocket requirement under any such Parent Welfare Plan.
(b)   For any Company Employee that, as of the Effective Time, remains an employee of the Company or the Surviving Corporation, or any of their respective Subsidiaries or Affiliates (each a “Continuing Employee”), Parent shall, and shall cause the Surviving Corporation to, for a period of 12 months following the Effective Time, provide for (i) at least the same level of base salary or base hourly wage, as applicable, that was provided to each such Continuing Employee immediately prior to the Effective Time, (ii) a target cash bonus percentage as provided on Section 4.7(b)(ii) of the Company Disclosure Letter, (iii) employee benefits (other than equity-based awards, profit sharing plans, other incentive plans and defined benefit or non-qualified arrangements) that are no less favorable in the aggregate than the employee benefits (other than equity-based awards, profit sharing plans, other incentive plans and defined benefit or non-qualified arrangements) provided to similarly situated employees of Parent and (iv) and upon a termination without cause of a Continuing Employee, the severance benefits set forth on Section 4.7(b)(iv) of the Company Disclosure Letter applicable to such Continuing Employee.
(c)   In addition to the foregoing, the Company and Parent or any Subsidiary of Parent shall use reasonable best efforts and take any action that is mutually determined in good faith to be reasonably necessary to mitigate and/or minimize the impact of the tax consequences of Section 280G of the Code (including as a result of the Transactions under all employment, severance and termination agreements, other compensation arrangements and Company Benefit Plans) on any individual that is regarded as a “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1), provided that, for the avoidance of doubt, neither the Company, Parent or any Subsidiary of Parent shall provide any indemnity or gross-up obligation for any excise taxes or penalties imposed under Section 4999 of the Code (or any corresponding provisions of foreign, state or local Law relating to Tax).
(d)   Prior to the Effective Time, if requested by Parent in writing, the Company shall (x) take such actions and adopt such necessary resolutions to terminate, effective no later than the day prior to the Closing Date, the 401(k) plan of the Company (the “401(k) Plan”) and/or (y) take such actions as Parent may reasonably request so as to enable the Surviving Corporation to effect such actions relating to any Company Benefit Plan that is subject to Section 409A of the Code as Parent may deem necessary or appropriate. If Parent requests that the Company terminate the 401(k) Plan, no later than three (3) Business Days prior to the Closing Date, the Company shall provide Parent an executed copy of the resolutions adopted by the board of directors of the 401(k) Plan sponsor (or appropriate governing body) terminating the 401(k) Plan. The form and substance of such resolutions shall be subject to Parent’s review and approval prior to adoption, which approval will not be unreasonably withheld. Prior to the effective date of the termination of the 401(k) Plan, the Company shall take any and all actions as may be reasonably required, including amending to the 401(k) Plan and/or the 401(k) Plan’s policies and procedures, for the 401(k) Plan to permit each 401(k) Plan participant who has a loan outstanding at the Closing Date to make arrangements to continue to repay such loan in accordance with the original amortization schedule until such time as the participant’s account balance is distributed.
(e)   Prior to the Effective Time, the Company shall take such actions (including obtaining consent from participants, if required) and adopt such necessary resolutions to terminate, effective no later than the day prior to the Closing Date, each Company Benefit Plan set forth on Section 4.7(e) of the Company Disclosure Letter.

(f)   This Section 4.7 shall be binding upon and inure solely to the benefit of each of the Parties to this Agreement, and nothing in this Section 4.7, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 4.7. Nothing contained herein shall (i) be treated as an amendment of any particular Company Benefit Plan, (ii) give any third party any right to enforce the provisions of this Section 4.7 or (iii) require Parent or any of its Affiliates to retain the employment of any particular Company Employee or continue any particular Company Benefit Plan or New Plan.
(g)   Following the Agreement Date, each of Parent and the Company (and their respective Affiliates) will use reasonable best efforts in all matters necessary to effect the transactions contemplated by this Section 4.7 and the requirements of any applicable Law and will provide, and will cause each of their respective representatives, including legal, human resources and regulatory compliance personnel, to provide, all cooperation reasonably requested by the other Party in that regard, including, (i) cooperating and providing each other with all necessary and reasonable assistance and information to ensure that any works councils or committees, trade unions and/or employee representatives applicable to the Continuing Employees are provided with the information required in order for proper consultation, notification and other required processes under applicable Law to take place, and (ii) exchanging information and data, including reports prepared in connection with bonus plan participation and related data of Continuing Employees, relating to workers’ compensation, employee benefits and employee benefit plan coverages, including information and data that are necessary to support or perform any compensation consultant process or that is otherwise reasonably requested in connection with any compensation consultant process (in each case, except to the extent prohibited by applicable Law or to the extent that such information and data relates to performance ratings or assessments of employees of the Company and its Subsidiaries), making any and all required filings and notices, making any and all required communications with Company Employees and obtaining any Governmental Authorizations required hereunder. Such cooperation will include the provision of any information and consultation required by applicable Law, the terms of any Contract, or as reasonably requested by the other Party. Each of Parent and the Company will make available its representatives at such times and in such places as the other Party may reasonably request for purposes of discussions with representatives of any such works council, economic committee, union or similar body.
Section 4.8   S-8 Filing.   Parent shall (i) file with the SEC, no later than one Business Day after the Closing Date, a registration statement on Form S-8 (or any successor form) relating to the shares of Parent common stock issuable with respect to the Assumed Company Options and Assumed Company RSUs in accordance with Section 1.5(a)(iv)(B) and Section 1.5(a)(v)(B), (ii) use its reasonable best efforts to maintain the effectiveness of such registration statement for so long as such Assumed Company Options and Assumed Company RSUs remain outstanding, and (iii) deliver to each holder of an Assumed Company Option and Assumed Company RSU an appropriate notice setting forth such holder’s rights pursuant to such Assumed Company Option and Assumed Company RSU.
Section 4.9   Indemnification of Directors and Officers.
(a)   For a period of six (6) years from and after the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, indemnify and hold harmless each of the Company’s and its Subsidiaries’ respective present or former directors and officers (in each case, solely to the extent acting in such capacity) (each an “Indemnified Person,” and collectively, the “Indemnified Persons”) against all reasonable and documented costs and expenses (including reasonable and documented legal fees and expenses), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any pending or threatened Proceeding (whether arising before or after the Effective Time), whether civil, criminal, administrative or investigative, in each case solely to the extent arising out of or relating to any action or omission in their capacity as an officer or director occurring before the Effective Time, in each case to the fullest extent that the Company would have been permitted under applicable Law. To the fullest extent the Company would have been permitted by applicable Law, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, advance expenses (including reasonable and documented legal fees and expenses) of each Indemnified Person in the defense of any Proceeding in advance of the final disposition of any such Proceeding, subject to receipt from the Indemnified Person to whom such expenses are advanced of an undertaking to repay such advances if it is ultimately determined in accordance with applicable Law that such Indemnified Person is not entitled to indemnification. In the event any Proceeding is brought against any Indemnified Person and in which indemnification is sought by such Indemnified Person under this Section 4.9(a), (i) the Surviving Corporation shall have the right, but not the obligation, to control the defense thereof after the Effective Time, (ii) each Indemnified Person shall be entitled to retain separate counsel, whether or not the Surviving Corporation shall elect to control the defense of any such Proceeding, (iii) neither Parent nor the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any such Proceeding, unless such settlement, compromise or consent relates only to monetary damages or includes an unconditional release of such Indemnified Person from all liability arising out of such Proceeding or such Indemnified Person otherwise consents thereto and (iv) the Surviving Corporation shall reasonably cooperate with the Indemnified Person in the defense of any such matter. The rights of each Indemnified Person under this Section 4.9 shall be in addition to any rights such Person may have under the Company Certificate, the Company Bylaws, and any indemnification agreements with the Company and any of its Subsidiaries in effect as of the Effective Time (collectively, the “D&O Indemnification Agreements”) and shall not limit or modify any rights of any Indemnified Person pursuant to any D&O Indemnification Agreements.
(b)   For a period of six years from and after the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) indemnify and hold harmless (including advancement of expenses) all Indemnified Persons to the same extent such Persons are indemnified as of the Agreement Date by the Company pursuant to applicable Law, the Company Certificate, the Company Bylaws and the applicable D&O Indemnification Agreements, arising out of acts or omissions in their capacity as directors or officers of the Company and its Subsidiaries occurring at or prior to the Effective Time.
(c)   For a period of six years from and after the Effective Time, to the extent permitted by applicable Law the certificate of incorporation and bylaws of the Surviving Corporation shall contain provisions no less favorable with respect to exculpation, indemnification and advancement of expenses of directors and officers of the Company for periods at or prior to the Effective Time than were set forth in the Company Certificate and the Company Bylaws prior to the Effective Time. To the extent permitted by applicable Law, the D&O Indemnification Agreements shall continue in full force and effect in accordance with their terms following the Effective Time.
(d)   Prior to the Effective Time, the Company shall bind and purchase directors and officers runoff insurance coverage (the “D&O Runoff Insurance”), which by its terms shall survive the Merger for not less than six years for the benefit of the Company, its Subsidiaries, the Company’s and any of its Subsidiary’s past and present directors and/or officers that are insured under the Company’s current directors and officers liability insurance policy in effect as of the Agreement Date. The D&O Runoff Insurance shall provide coverage for the Company, its Subsidiaries and such persons in their capacity as directors and/or officers of the Company or any of its Subsidiaries prior to the Effective Time that is not less favorable in the aggregate than the Company’s existing directors and officers policy (true and complete copies of which have been made available to Parent) or, if substantially equivalent insurance coverage is unavailable, the best available coverage for up to the Maximum Amount. The Surviving Corporation shall maintain the D&O Runoff Insurance in full force and effect and continue to honor the obligations thereunder for a period of six years after the Effective Time or, if such policies are terminated or cancelled, obtain (subject to the limitations set forth in the next sentence) alternative D&O Runoff Insurance on substantially similar terms as set forth in this Section 4.9(d). The Company shall not, and the Surviving Corporation shall not be required to pay an aggregate premium for the D&O Runoff Insurance in excess of 300% (the “Maximum Amount”) of the last annual premium paid prior to the Agreement Date (it being understood and agreed that in the event the cost of such D&O Runoff Insurance exceeds the Maximum Amount, in the aggregate, the Company shall remain obligated to provide, and the Surviving Corporation shall be obligated to obtain the broadest D&O Runoff Insurance coverage as may be obtained for an aggregate premium equal to the Maximum Amount). The Company and Indemnified Persons may be required to make reasonable application and provide reasonable and customary representations and warranties to applicable insurance carriers for the purpose of obtaining such D&O Runoff Insurance. Parent shall upon written request furnish a copy of such insurance policy to each beneficiary of such policy.

(e)   In the event the Surviving Corporation or its Subsidiaries or their respective successors or assigns (i) consolidate with or merge into any other Person and are not the continuing or surviving company or Entity of such consolidation or merger or (ii) transfer all or substantially all of their properties and assets to any Person, then proper provision shall be made so that such continuing or surviving corporation or Entity or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 4.9, without relieving Parent of its obligations under this Section 4.9.
(f)   The obligations under this Section 4.9 shall not be terminated or modified in such a manner as to adversely affect any Indemnified Person to whom this Section 4.9 applies without the consent of such affected Indemnified Person. The provisions of this Section 4.9 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Person, his or her heirs and his or her representatives, and are in addition to, and not in substitution for, any other rights to which each Indemnified Person is entitled, whether pursuant to Law, Contract or otherwise.
(g)   Any Indemnified Person seeking to claim indemnification or an advancement of expenses under this Section 4.9, upon learning of any Proceeding that is subject to the indemnification obligations of Section 4.9, shall promptly notify the Surviving Corporation thereof, but failure to so notify shall not relieve the Surviving Corporation of any Liability it may have under this Section 4.9 to such Indemnified Person, except, solely in the case of the indemnification obligations under Section 4.9(a), to the extent such failure prejudices in any material respect the Surviving Corporation.
Section 4.10   State Takeover Laws.   If any Takeover Law becomes or is deemed to be applicable to the Company, Parent, Merger Sub, the Merger, including by reason of the acquisition of Shares pursuant thereto or any other transaction contemplated to be consummated by the Parties pursuant to this Agreement or the Voting Agreement, then the Company Board shall take all action necessary to render such Law inapplicable to the foregoing.
Section 4.11   Section 16 Matters.   Prior to the Effective Time, the Company Board, or an appropriate committee of non-employee directors thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC so that the disposition by any officer or director of the Company who is a covered person of the Company for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder of Shares, Company Options and Shares acquired upon the vesting of any Company RSUs or Company PSUs, pursuant to this Agreement, and the Merger shall be an exempt transaction for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder.
Section 4.12   Merger Sub and Surviving Corporation Compliance.   Parent shall take all actions necessary to (a) cause Merger Sub or the Surviving Corporation, as applicable, to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement, and (b) ensure that, prior to the Effective Time, Merger Sub shall not conduct any business or make any investments or incur or guarantee any Indebtedness other than as specifically contemplated by this Agreement.
Section 4.13   Stockholder Litigation.   The Company shall promptly notify Parent of any Proceeding brought by the Company Stockholders or other Persons against the Company or any of its directors, officers or the Company Representatives arising out of or relating to this Agreement or the Transactions, and shall keep Parent reasonably informed with respect to the status thereof. Without limiting the preceding sentence, subject to the preservation of privilege and confidential information, the Company shall give Parent the right to participate in (but not control) the defense (including by allowing for advance review and comment on all filings or responses to be made in connection with any such litigation) or settlement (including the right to participate in (at the participating party’s expense) the negotiations, arbitrations or mediations with respect thereto) of any such Proceeding, and the Company will in good faith give consideration to Parent’s advice with respect to such Proceeding and the underlying strategy documentation with respect thereto, and no such settlement shall be agreed to without Parent’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed).
Section 4.14   Delisting; De-registration.   Each of the Parties agrees to cooperate with each other to do or cause to be done all things reasonably necessary, proper or advisable on its part under applicable Law and the rules and policies of Nasdaq to enable the delisting by the Surviving Corporation of the Shares from Nasdaq and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time.

Section 4.15   Parent Vote.   Immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Sub, will adopt this Agreement by written consent in accordance with the DGCL.
Section 4.16   No Control of the Other Party’s Business.   The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Merger Sub, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.
Article V.
CONDITIONS TO CONSUMMATION OF THE MERGER
Section 5.1   Conditions Precedent to Obligations of Each Party Under This Agreement.   The respective obligations of each Party to consummate the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions:
(a)   Company Stockholder Approval.   The Company Stockholder Approval shall have been obtained.
(b)   No Injunctions or Restraints.   The consummation of the Merger shall not then be restrained, enjoined or prohibited by any Order (whether temporary, preliminary or permanent) of a U.S. court of competent jurisdiction or any other Governmental Authority of competent jurisdiction and there shall not be in effect any Law promulgated or deemed applicable to the Merger by any Governmental Authority of competent jurisdiction which prevents the consummation of the Merger; provided that no Party shall be permitted to invoke this Section 5.1(b) if such Party’s failure to comply with Section 4.5 is the primary cause of the failure of this condition to be satisfied.
(c)   Required Regulatory Approvals.   (i) Any waiting period (and any extension thereof) under the HSR Act applicable to the Transactions shall have expired or been earlier terminated and (ii) any clearance or affirmative approval of a Governmental Authority set forth on Section 5.1(c) of the Company Disclosure Letter has been obtained and any mandatory waiting period related thereto has expired.
Section 5.2   Additional Parent and Merger Sub Conditions.   The obligations of Parent and Merger Sub to consummate the Merger shall be further subject to the satisfaction at or prior to the Effective Time of each of the following conditions:
(a)   Accuracy of Representations and Warranties.   The representations and warranties of the Company in (i) Section 2.2(a), Section 2.2(b) and Section 2.2(d) (Capitalization) shall be true and correct as of immediately prior to the Effective Time (except for such representations and warranties that relate to a specific date or time which need only be true and correct as of such date or time), in each case, except for such failures to be true and correct that, individually or in the aggregate, would not result in more than a de minimis increase in the aggregate amounts payable by Merger Sub or Parent in the Transactions, (ii) Section 2.1(a) (Corporate Existence), Section 2.3 (Corporate Authority), Section 2.17 (Finders; Brokers) and Section 2.19 (Opinion of Financial Advisor) (collectively, the “Fundamental Representations”) to the extent qualified by materiality or “Company Material Adverse Effect” shall be true and correct in all respects as of the Effective Time as if made as of the Effective Time except in each case for representations and warranties in the Fundamental Representations that relate to a specific date or time (which need only be true and correct as of such date or time), and all of the Fundamental Representations to the extent not qualified by materiality or “Company Material Adverse Effect” shall be true and correct in all material respects as of the Effective Time with the same force and effect as if made as of the Effective Time except for representations and warranties in the Fundamental Representations that relate to a specific date or time (which need only be true and correct as of such date or time), (iii) Section 2.8(a) (Absence of Certain Changes or Events) shall be true and correct in all respects as of the Effective Time as if made as of the Effective Time, and (iv) all other provisions of Article II (excluding those included in the foregoing clauses (i), (ii) and (iii)) (without giving effect to any materiality or “Company Material Adverse Effect” qualifications therein), shall be true and correct as of the Effective Time as if made as of the Effective Time except for such representations and warranties that relate to a specific date or time (which need only be true and correct in all material respects as of such date or time), in each case, except for such failures to be true and correct, individually and in the aggregate, as have not had a Company Material Adverse Effect.
(b)   Compliance with Agreements and Covenants.   The Company shall have performed in all material respects all obligations and agreements contained in this Agreement to be performed or complied with by it prior to or at the Effective Time.
(c)   Receipt of Officer’s Certificate.   Parent shall have received a certificate of the Company, executed by the Chief Executive Officer or the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that the conditions set forth in Section 5.2(a), Section 5.2(b) and Section 5.2(d) have been satisfied.
(d)   No Company Material Adverse Effect.   Since the Agreement Date, there shall not have occurred and be continuing a Company Material Adverse Effect.
Section 5.3   Additional Company Conditions.   The obligations of the Company to consummate the Merger shall be further subject to the satisfaction at or prior to the Effective Time of each of the following conditions:
(a)   Accuracy of Representations and Warranties.   The representations and warranties of Parent and Merger Sub in Article III shall be true and correct as of the Effective Time as if made as of the Effective Time except for such representations and warranties that relate to a specific date or time (which need only be true and correct in all material respects as of such date or time), in each case, except for such failures to be true and correct, individually and in the aggregate, as have not had a Parent Material Adverse Effect.
(b)   Compliance with Agreements and Covenants.   Parent and Merger Sub shall have performed in all material respects all obligations and agreements contained in this Agreement to be performed or complied with by each of them prior to or at the Effective Time.
(c)   Receipt of Officers’ Certificate.   The Company shall have received a certificate of Parent and Merger Sub, executed by the Chief Executive Officer, the Chief Financial Officer or other officer of Parent and Merger Sub, dated as of the Closing Date, to the effect that the conditions set forth in Section 5.3(a) and Section 5.3(b) have been satisfied.
Section 5.4   Frustration of Closing Conditions.   Neither the Company, on the one hand, nor Parent or Merger Sub, on the other hand, may rely, either as a basis for not consummating the Merger or for terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in this Article V to be satisfied if such failure was caused by such Party’s breach of, or failure to perform with respect to, any provision of this Agreement.
Article VI.
TERMINATION, AMENDMENT AND WAIVER
Section 6.1   Termination.   This Agreement may be validly terminated and the Transactions may be abandoned by action taken or authorized by the terminating Party or Parties:
(a)   By mutual written consent of Parent and the Company, by action of their respective boards of directors, at any time prior to the Effective Time;
(b)   By either Parent or the Company, if (i) the Company Stockholder Meeting at which a vote on the Company Stockholder Approval was taken shall have been held and the Company Stockholder Approval shall not have been obtained at such meeting or (ii) the Effective Time shall not have occurred by the Outside Date; provided that the right to terminate this Agreement pursuant to this Section 6.1(b)(ii) shall not be available to any Party whose failure to perform any of its obligations under this Agreement has been the primary cause of, or resulted in, the failure of the Effective Time to have occurred by the Outside Date;
(c)   By either Parent or the Company, if any court of competent jurisdiction or other Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger, and such Order shall have become final and nonappealable; provided that the right to terminate this Agreement pursuant to this Section 6.1(c) shall not be available to any Party whose failure to perform any of its obligations this Agreement has been the primary cause of, or resulted in, the events specified in this Section 6.1(c);
(d)   By Parent, if prior to obtaining the Company Stockholder Approval, (i) the Company Board (or a duly authorized committee thereof) shall have effectuated a Change of Board Recommendation, or (ii) the Company shall have committed a material Intentional Breach of any of its obligations under Section 4.4;
(e)   By the Company, if prior to obtaining the Company Stockholder Approval, the Company Board (or a duly authorized committee thereof) determines to accept a Superior Proposal and enter into the Alternative Acquisition Agreement, subject to, and in accordance with, the terms and conditions of Section 4.4; provided that such termination shall not be effective unless the Company shall pay the Termination Fee to Parent prior to or concurrently with such termination in accordance with Section 6.2(b);
(f)   By Parent if: (i) there shall be an inaccuracy in any representation or warranty of the Company contained in this Agreement or a breach of any covenant of the Company contained in this Agreement, in any case, such that any of the conditions set forth in Section 5.2(a) or Section 5.2(b) would not then be satisfied, (ii) Parent shall have delivered to the Company written notice of such inaccuracy or breach of covenant and (iii) either such inaccuracy or breach of covenant is not capable of cure or at least 30 days shall have elapsed (or the Outside Date shall have occurred) since the date of delivery of such written notice to the Company and such inaccuracy or breach of covenant shall not have been cured; provided that Parent shall not be permitted to terminate this Agreement pursuant to this Section 6.1(f) if Parent’s failure to perform any of its obligations under this Agreement has been the primary cause or, or resulted in, any of the circumstances referred to in clauses (i) or (iii) of this Section 6.1(f); or
(g)   By the Company if: (i) there shall be an inaccuracy in any representation or warranty of Parent or Merger Sub contained in this Agreement or breach of any covenant of Parent or Merger Sub contained in this Agreement, in any case, that would reasonably be expected to have a Parent Material Adverse Effect, (ii) the Company shall have delivered to Parent written notice of such inaccuracy or breach of covenant and (iii) either such inaccuracy or breach of covenant is not capable of cure or at least 30 days shall have elapsed (or the Outside Date shall have occurred) since the date of delivery of such written notice to Parent and such inaccuracy or breach of covenant shall not have been cured; provided that the Company shall not be permitted to terminate this Agreement pursuant to this Section 6.1(g) if the Company’s failure to perform any of its obligations under this Agreement has been the primary cause of, or resulted in, any of the circumstances referred to in clauses (i) or (iii) of this Section 6.1(g).
A Party desiring to terminate this Agreement pursuant to this Section 6.1 (other than pursuant to Section 6.1(a)) shall give written notice of such termination to each other Party hereto and specify the applicable provision or provisions hereof pursuant to which such termination is being effected.
Section 6.2   Effect of Termination; Termination Fees.
(a)   In the event of valid termination of this Agreement by either the Company or Parent as provided in Section 6.1, this Agreement shall forthwith become void and of no further force or effect and there shall be no Liability on the part of Parent, Merger Sub or the Company or their respective Subsidiaries, officers, directors, employees, agents or representatives or any of the foregoing’s successors or assigns, except that (i) Section 4.2(b) (Confidentiality), this Section 6.2 and Article VII (and all the defined terms appearing in such sections) shall survive termination and remain in full force and effect in accordance with their respective terms and conditions and (ii) subject in all respects to the limitations set forth in this Section 6.2 and Section 7.7 (Specific Performance), nothing herein shall relieve any

Person from any Liabilities resulting from fraud or an Intentional Breach prior to such valid termination of this Agreement. Nothing shall limit or prevent any Party from exercising any rights or remedies it may have under Section 7.7 in lieu of terminating this Agreement pursuant to Section 6.2.
(b)   In the event that:
(i)   this Agreement is validly terminated by Parent pursuant to Section 6.1(d) or by the Company pursuant to Section 6.1(e), then the Company shall pay to Parent prior to or concurrently with such termination, in the case of a termination by the Company, or within two Business Days thereafter, in the case of a termination by Parent, a termination fee of $78.9 million (the “Termination Fee”).
(ii)   this Agreement is validly terminated by Parent or the Company pursuant to (x) Section 6.1(b)(i) or (y) Section 6.1(b)(ii) (but only in the case of clause (y) if, as of the time of such termination, (1) either Party is then entitled to terminate this Agreement pursuant to Section 6.1(b)(i) or (2) Parent is then entitled to terminate this Agreement pursuant to Section 6.1(f)) or by Parent pursuant to Section 6.1(f), and (A) following the Agreement Date and prior to such termination, an Acquisition Proposal shall have been publicly disclosed or shall have otherwise become publicly known and (B) within 12 months after such termination, the Company enters into a definitive Contract with respect to an Acquisition Proposal or consummates an Acquisition Proposal (which need not be the same Acquisition Proposal that was made, announced or publicly known prior to the termination of this Agreement) (provided that for all purposes of this Section 6.2(b)(ii), the term Acquisition Proposal shall have the meaning assigned to such term in Exhibit A, except that the references to “15%” shall be deemed to be references to 50%), then the Company shall pay to Parent the Termination Fee concurrently with entering into a definitive Contract or the consummation of such Acquisition Proposal.
(iii)   All payments under this Section 6.2(b) or Section 6.2(c) shall be made by the Company to Parent by wire transfer of immediately available funds to an account designated in writing by Parent. In no event shall the Company be required to pay the Termination Fee on more than one occasion.
(c)   Each of the Company, Parent and Merger Sub acknowledges that (i) the agreements contained in this Section 6.2 are an integral part of the Transactions, (ii) without these agreements, Parent, Merger Sub and the Company would not enter into this Agreement, (iii) the Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate Parent in the circumstances in which such fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision. Accordingly, if the Company fails to timely pay any amount due pursuant to this Section 6.2, and, in order to obtain such payment, Parent commences a Proceeding that results in a judgment against the Company for any amount due pursuant to this Section 6.2, then the Company shall also pay Parent its reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such Proceeding, together with interest on the amount due pursuant to this Section 6.2 from the date such payment was required to be made until the date of payment at the annual rate of two percent (2%) plus the prime lending rate as published in The Wall Street Journal in effect on the date such payment was required to be made (or such lesser rate as is the maximum permitted by applicable Law).
(d)   Notwithstanding anything to the contrary in this Agreement, in the event that this Agreement is validly terminated in accordance with this Article VI and the Termination Fee is payable pursuant to Section 6.2(b) and is paid to Parent (or its designee) in accordance with this Agreement, payment of the Termination Fee shall be the sole and exclusive remedy of Parent and Merger Sub, and each of their respective Affiliates, as applicable, against the Company and each of its Affiliates, and each of their respective directors, officers, employees, stockholders, controlling Persons, agents or representatives for any liability, loss or damage based upon, arising out of or relating to this Agreement, the negotiation, execution, performance or any actual or purported breach hereof or the Transactions or in respect of any theory of law or equity or in respect of any representations, warranties, covenants or agreements made or alleged to be made in connection herewith, whether at law or equity, in contract, in tort or otherwise (except in the case of fraud). Each of Parent and Merger Sub may pursue both a grant of specific performance in accordance with Section 7.7 and the payment of the Termination Fee under Section 6.2(b); provided that under no circumstances shall Parent or Merger Sub be permitted or entitled to receive both a grant of specific performance that results in the Closing and any money damages, including all or any portion of the Termination Fee. Acceptance of the Termination Fee shall constitute acceptance by Parent and Merger Sub of the validity of the termination of this Agreement.
Article VII.
MISCELLANEOUS PROVISIONS
Section 7.1   Non-Survival of Representations and Warranties.   None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 7.1 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Effective Time.
Section 7.2   Fees and Expenses.   Except as specifically provided herein, all expenses incurred by the Parties shall be borne solely and entirely by the Party which has incurred the same.
Section 7.3   Notices.   All notices, requests, demands and other communications under this Agreement shall, except to the extent expressly provided to be oral under this Agreement, be in writing and shall be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt, (b) if sent designated for overnight delivery by nationally recognized overnight air courier (such as DHL or Federal Express), upon receipt of proof of delivery, (c) if sent by facsimile transmission or e-mail of a .pdf, .tif, .gif, .jpeg or similar electronic attachment on a Business Day before 5:00 p.m. in the time zone of the receiving Party, when transmitted and receipt is confirmed, (d) if sent by facsimile transmission or e-mail of a .pdf, .tif, .gif, .jpeg or similar electronic attachment on a day other than a Business Day or after 5:00 p.m. in the time zone of the receiving Party, and receipt is confirmed, on the following Business Day, and (e) if otherwise actually personally delivered, when delivered; provided that such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any Party shall provide by like notice to the other Parties to this Agreement:
If to Parent or Merger Sub, addressed to it at:
Electronic Arts Inc.
209 Redwood Shores Parkway
Redwood City, California 94065
Attention: Jake Schatz
Email: JSchatz@ea.com
with a copy to (for information purposes only):
Simpson Thacher & Bartlett LLP
2475 Hanover Street
Palo Alto, California 94304
Attention: Kirsten Jensen
Email: kjensen@stblaw.com
If to the Company, addressed to it at:
Glu Mobile Inc.
875 Howard Street, Suite 100
San Francisco, California 94103
Attention: General Counsel
Email: legal@glu.com

with a copy to (for information purposes only):
Fenwick & West LLP
Silicon Valley Center
801 California Street
Mountain View, California 94041
Attention:
David A. Bell
David K. Michaels

Facsimile:
(650) 938-5200

Email:
dbell@fenwick.com
dmichaels@fenwick.com

Section 7.4   Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to negotiate in good faith to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.
Section 7.5   Entire Agreement.   This Agreement (together with the exhibits hereto and the Company Disclosure Letter), the Voting Agreement and the Confidentiality Agreement constitute the entire agreement of the Parties and supersede all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter of this Agreement and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder.
Section 7.6   Assignment; Third-Party Beneficiaries.   This Agreement shall not be assigned by any Party without the prior written consent of the other Parties, and any attempted assignment, without such consent, shall be null and void; provided that each of Parent and Merger Sub shall have the right, without the prior written consent of the Company, to assign all or any portion of their respective rights, interests and obligations hereunder to a wholly-owned direct or indirect Subsidiary of Parent. This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective permitted successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except (a) from and after the Effective Time, as set forth in Section 4.9 (Indemnification of Directors and Officers), (b) from and after the Effective Time, the rights of the holders of Shares to receive the Per Share Merger Consideration to which they are entitled to receive in accordance with Section 1.5(a)(iii), (c) from and after the Effective Time, the rights of the holders of Company Options, Company PSOs, the Company RSUs and the Company PSUs to receive such amounts as provided in Section 1.5(a)(iv)(A) and Section 1.5(a)(v)(A), and (d) subject to Section 6.2, unless and until the Effective Time shall have occurred, the right of the Company to pursue claims for damages on behalf of its holders of Shares in the event of Parent’s or Merger Sub’s fraud or Intentional Breach of their respective representations, warranties, covenants or agreements set forth in this Agreement, provided that the rights granted pursuant to this clause (d) shall be enforceable on behalf of such holders of Shares only by the Company in its sole and absolute discretion through actions approved by the Company Board.
Section 7.7   Specific Performance.   The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that prior to any valid termination of this Agreement in accordance with Section 6.1, (a) each Party (on behalf of itself or any third-party beneficiary to this Agreement) shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity and (b) the Parties shall waive, in any Proceeding for specific performance, the defense of adequacy of a remedy at law. The right to specific enforcement hereunder shall include the right of each of the Company, Parent and Merger Sub to cause the Merger and the other Transactions to be consummated on the terms and subject to the conditions set forth in this Agreement. Each Party further agrees that no other Party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 7.7, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The Parties agree not to raise any objections to (i) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent and Merger Sub, on the other hand and (ii) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Company, on the one hand, or Parent and Merger Sub, on the other hand, pursuant to this Agreement. A Party’s pursuit of specific performance at any time shall not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such Party may be entitled, including the right to pursue remedies for Liabilities or damages incurred or suffered by such Party in the case of a breach of this Agreement involving fraud or Intentional Breach, in each case, subject to the terms, conditions and limitations set forth in this Agreement.
Section 7.8   Governing Law.   This Agreement and all claims arising out of this Agreement shall be governed by, and construed in accordance with, the internal Laws of the State of Delaware (whether arising in contract, tort, equity or otherwise), without regard to any conflicts of law principles that would result in the application of any Law other than the Law of the State of Delaware.
Section 7.9   Consent to Jurisdiction.   The Parties hereby irrevocably and unconditionally submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court shall not have jurisdiction, any Superior Court of the State of Delaware or federal court of the United States of America located within the State of Delaware, solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby and thereby, and, to the fullest extent permitted by applicable Law, hereby waive, and agree not to assert, as a defense in any action, suit or other Proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or other Proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties irrevocably and unconditionally agree that all claims with respect to such action, suit or other Proceeding shall be heard and determined in the Delaware Court of Chancery or, to the extent otherwise required by applicable Law, the Superior Court of the State of Delaware or federal court of the United States of America located within the State of Delaware. The Parties hereby consent to and grant any such court jurisdiction over such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action, suit or Proceeding in the manner provided for notices in Section 7.3 or in such other manner as may be permitted by applicable Law, shall be valid and sufficient service thereof. With respect to any particular action, suit or other Proceeding, venue shall lie solely in the Court of Chancery of the State of Delaware or, to the extent otherwise required by applicable Law, the Superior Court of the State of Delaware or such federal court located within the State of Delaware. The Parties further agree, to the extent permitted by applicable Law, that final and non-appealable judgment against a Party in any Proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment.
Section 7.10   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, EQUITY OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY

WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A PROCEEDING, (B) SUCH PARTY HAS CONSIDERED AND UNDERSTANDS THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.
Section 7.11   Counterparts.   This Agreement may be executed and delivered (including by facsimile transmission or by e-mail of a .pdf, .tif, .jpeg or similar attachment (“Electronic Delivery”)) in two or more counterparts, and by the different Parties in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Any such counterpart, to the extent delivered using Electronic Delivery shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.
Section 7.12   Amendment.   This Agreement may be amended by the Company, Parent and Merger Sub by action taken at any time prior to the Effective Time. This Agreement may not be amended except by an instrument in writing signed by the Parties.
Section 7.13   Waiver.   At any time prior to the Effective Time, Parent and Merger Sub, on the one hand, and the Company, on the other hand, may (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any inaccuracies in the representations and warranties of the other contained herein or in any Transaction Document delivered pursuant hereto and (iii) waive compliance by the other with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given. No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.
Section 7.14   Rules of Construction.
(a)   The Parties have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, hereby waive, with respect to this Agreement and each Exhibit and each Schedule attached hereto, the application of any Law or rule of construction providing that ambiguities in an agreement or other document shall be construed against the Party drafting such agreement or document.
(b)   When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of, or an Exhibit to this Agreement or Schedule to the Company Disclosure Letter unless otherwise indicated. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole (including any exhibits and schedules to this Agreement) and not to any particular provision of this Agreement. The words “include,” “including,” or “includes” when used herein shall be deemed in each case to be followed by the words “without limitation” or words having similar import. The words “ordinary course of business” shall be deemed to be followed by the words “consistent with past practice”. The phrases “delivered,” “made available,” “provided to,” “furnished to,” and phrases of similar import when used herein, unless the context otherwise requires, shall mean that a true, correct and complete paper copy of the information or material referred to has been provided to the Party to whom such information or material is to be provided, have been deposited by the Company or Parent in the electronic datarooms maintained for the Transactions by the Company or Parent, as applicable, or publicly filed by the Company with the SEC, in each case, at least three Business Days prior to the Agreement Date. The headings and table of contents in this Agreement are included for convenience of reference only and will not limit or otherwise affect the meaning or interpretation of this Agreement. Where a reference is made to a Contract, instrument or Law, such reference is to such Contract, instrument or Law as amended, modified or supplemented, including (in the case of Contracts or instruments) by waiver or consent and (in the case of Law) by succession of comparable successor Law and references to all attachments thereto and instruments incorporated therein. Unless the context of this Agreement otherwise requires: (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereunder” and derivative or similar words refer to this entire Agreement, (iv) references to clauses without a cross-reference to a Section or subsection are references to clauses within the same Section or, if more specific, subsection, (v) references to any Person include the successors and permitted assigns of that Person and (vi) references from or through any date shall mean, unless otherwise specified, from and including or through and including, respectively. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” All references to “days” shall be to calendar days unless otherwise indicated as a “Business Day.”
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In Witness Whereof, the Parties have caused this Agreement to be executed as of the date first above written.
Electronic Arts Inc.
By:	/s/ Blake Jorgensen
Name:	Blake Jorgensen
Title:	Chief Operating Officer & Chief Financial Officer
Giants Acquisition Sub, Inc.
By:	/s/ Jacob J. Schatz
Name:	Jacob J. Schatz
Title:	Vice President and Secretary
Glu Mobile Inc.
By:	/s/ Nick Earl
Name:	Nick Earl
Title:	President & Chief Executive Officer

Exhibit A
Certain Definitions
“Acceptable Confidentiality Agreement” means a confidentiality agreement that (a) contains provisions that are at least as restrictive as those contained in the Confidentiality Agreement as in effect immediately prior to the Agreement Date, (b) does not restrict the Company from complying with Section 4.4 or contain terms that would restrict in any manner the Company’s ability to consummate the Transactions and (c) does not include any provision calling for an exclusive right to negotiate with the Company prior to the termination of this Agreement.
“Acquisition Inquiry” means an inquiry, indication of interest or request for non-public information (other than an inquiry, indication of interest or request for information made or submitted by Parent, Merger Sub, Parent’s Affiliates or the Parent Representatives) that would reasonably be expected to lead to an Acquisition Proposal.
“Acquisition Proposal” means any proposal or offer (whether written or otherwise) from any Person or group (other than Parent or its Subsidiaries) relating to, in a single transaction or series of related transactions, (a) any (i) direct or indirect acquisition or license of the assets or business of the Company or any of its Subsidiaries (including securities, assets or business of the Subsidiaries of the Company) equal to more than 15% of the Company’s consolidated assets or to which more than 15% of the Company’s revenues or earnings on a consolidated basis are attributable, (ii) direct or indirect acquisition or issuance (whether by merger, consolidation, spin-off, share exchange (including a split-off), business combination or otherwise or similar transaction involving an acquisition or issuance) of more than 15% of any class of voting equity securities of the Company, (b) any tender offer or exchange offer, as defined pursuant to the Exchange Act, that if consummated would result, directly or indirectly, in any Person or group (or the shareholders of any Person or group) beneficially owning 15% or more of the outstanding voting power of the Company, (c) any merger, consolidation, business combination, share exchange, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries that would result in any Person or group (or the shareholders of any Person or group) beneficially owning, directly or indirectly, more than 15% of the outstanding voting power of the Company or 15% of the voting power of the surviving entity in a merger involving the Company or the resulting direct or indirect parent of the Company or such surviving entity (or any securities convertible into, or exchangeable for, securities representing such voting power) or (d) a reorganization, recapitalization, liquidation, dissolution or equivalent transaction involving the Company or any of its Subsidiaries. Whenever the term “group” is used in this Agreement, it shall have the definition set forth in Rule 13d-3 of the Exchange Act.
“Affiliate” means (a) in the case of an individual, the members of the immediate family (including parents, siblings and children) of (i) the individual, (ii) the individual’s spouse and (iii) any Business Entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, any of the foregoing individuals, or (b) in the case of a Business Entity, another Business Entity or a Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Business Entity. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Business Entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Business Entity, whether through the ownership of voting securities, by Contract or otherwise. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Business Entity, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise.
“Anti-Corruption Law” means the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act of 2010, and all other applicable anti bribery or anti-corruption Laws.
“Antitrust Law” means, individually and collectively, the HSR Act, the U.S. Sherman Act, as amended, the U.S. Clayton Act, as amended, the U.S. Federal Trade Commission Act, as amended, and any other

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applicable U.S. federal or state, or foreign, statutes, rules, regulations, orders or decrees that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.
“Associated Party” means, with respect to the Company, any former or current direct or indirect equity holders, controlling Persons, stockholders, directors, officers, employees, agents, Affiliates, members, managers, general or limited partners and any affiliates or family members of the foregoing Persons.
“Business Day” means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York or San Francisco, California are authorized or required by applicable Law to be closed.
“Business Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or group (as defined in Section 13(d)(3) of the Exchange Act).
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act of 2020 (H.R. 748) and any similar or successor Law or executive order or executive memo (including the Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing Covid-19 Disaster, dated August 8, 2020, and IRS Notice 2020-65) in any U.S. jurisdiction, and any subsequent Law intended to address the consequences of COVID-19, including the Health and Economic Recovery Omnibus Emergency Solutions Act and the Health, Economic Assistance, Liability Protection, and Schools Act.
“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Company Assets” means any properties, rights or assets (including Intellectual Property) of the Company or any of its Subsidiaries.
“Company Benefit Plan” means each “employee benefit plan” as defined in Section 3(3) of ERISA (whether or not subject to ERISA), and any other plan, policy, program, practice, agreement, understanding or arrangement (whether written or oral, qualified or nonqualified, funded or unfunded, foreign or domestic, currently effective or terminated) providing compensation or other benefits to any current or former director, officer, employee, consultant or independent contractor (or to any dependent or beneficiary thereof) of the Company, its Subsidiaries or any ERISA Affiliate, including all incentive, bonus, pension, profit sharing, consulting, employment, retirement, deferred compensation, severance, vacation, paid time off, holiday, cafeteria, medical, disability, death benefit, workers’ compensation, fringe benefit, change in control, stock purchase, stock option, stock appreciation, phantom stock, restricted stock, restricted stock unit or other stock-based compensation plans, policies, programs, practices, agreements or arrangements, which are now maintained, sponsored or contributed to by the Company, a Subsidiary of the Company or any ERISA Affiliate, or under which the Company, a Subsidiary of the Company or any ERISA Affiliate has any material Liability or obligations.
“Company Common Stock” means the common stock, $0.0001 par value per share, of the Company.
“Company Equity Plans” means (a) the Company’s 2007 Equity Incentive Plan, as amended or restated, (b) the Company’s 2008 Equity Inducement Plan and (c) the Company’s 2018 Equity Inducement Plan.
“Company ESPP” means the Company’s 2007 Employee Stock Purchase Plan.
“Company IP” means the Company Registered IP and all other Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.
“Company Material Adverse Effect” means any Effect that, individually or in the aggregate with all other Effects, is or would reasonably be expected to (A) be materially adverse to the business, financial condition, assets, Liabilities or results of operations of the Company and its Subsidiaries, taken as a whole or (B) prevent or materially delay the consummation of the Transactions past the Outside Date; provided that, solely with respect to the foregoing clause (A), none of the following Effects (and no Effect that directly results from or arises in connection with the following) shall constitute or shall be taken into account in determining whether there is a Company Material Adverse Effect to the extent resulting from or arising out

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of: (a) changes in or affecting the economies or general business, economic, regulatory or legislative conditions or securities, financial, credit or capital market conditions (including changes generally in prevailing interest rates, currency exchange rates, credit markets or equity price levels, trading volumes or the imposition of new or increased tariffs) anywhere in the world in which the Company and its Subsidiaries operate, (b) changes in the trading volume or trading price of Shares (provided that the facts and circumstances giving rise to such changes in such volume or price may be deemed to constitute, and may be taken into account in determining whether there is, a Company Material Adverse Effect), (c) changes in the industry in which the Company and its Subsidiaries operate, (d) national or international political conditions, acts of war (whether or not declared), the threat, commencement, continuation or escalation of a war, acts of armed hostility, sabotage, terrorism or cyber intrusion, government shutdown or other international or national calamity or any material worsening of such conditions threatened, or existing as of the Agreement Date, (e) changes (or prospective changes) in Law or GAAP (or in the interpretation thereof), (f) any failure by the Company to meet its guidance or any published analyst projections, estimates or expectations of the Company’s past or projected revenue, earnings or other financial performance or results of operations for any period, in and of itself, and any resulting analyst downgrade of the Company’s securities, or any failure by the Company to meet its internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts and circumstances giving rise to such failures may be deemed to constitute, and may be taken into account in determining whether there is a Company Material Adverse Effect if such facts and circumstances are not otherwise excluded under this definition), (g) any legal or related Proceedings made or brought by any of the current or former Company Stockholders (on their own behalf or on behalf of the Company) against the Company or the Company Board, relating to, in connection with, or arising out of the Merger or the other Transactions, including the Proxy Statement, (h) any Effects directly or indirectly attributable to the execution, announcement or pendency of this Agreement or the anticipated consummation of the Merger (including the identity of, or any facts or circumstances relating to, Parent as the acquirer of the Company), including the impact thereof on relationships, contractual or otherwise, with officers, employees, customers, suppliers, distributors, vendors, licensors, licensees, lenders, investors, Governmental Authorities, subcontractors or partners (including the exercise, or prospective exercise, by any party of rights that arise upon a change of control) (provided, that this clause (h) shall not apply to any representations and warranties set forth in Section 2.4 or the condition set forth in Section 5.2(a) to the extent related thereto), (i) fires, pandemics, epidemics, disease outbreaks, quarantine restrictions, earthquakes, hurricanes, tornadoes or other natural or man-made disaster or any other national or international calamity, crisis or disaster, or any escalation or worsening of any of the foregoing and including any COVID-19 Responses taken in compliance with Section 4.1 and (j) except for the obligations of the Company and its Subsidiaries set forth in the first sentence of Section 4.1, any Effects resulting from or arising out of (i) the failure by the Company or any of its Subsidiaries to take any action expressly prohibited by this Agreement or (ii) any actions taken by the Company or any of its Subsidiaries as expressly required by this Agreement or with the prior written consent, or at the prior written request, of Parent or Merger Sub after disclosure to Parent of all material facts and information; provided that, with respect to clauses (a), (c), (d), (e) and (i), only to the extent such Effect does not adversely affect the Company and its Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industry in which the Company and its Subsidiaries operate (in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether there has been a Company Material Adverse Effect).
“Company Options” means options to purchase Shares from the Company (whether granted by the Company pursuant to the Company Equity Plans, assumed by the Company or otherwise).
“Company Organizational Documents” means the Company Certificate, the Company Bylaws and the certificate of incorporation, bylaws or other comparable charter, formation or organizational documents of any Subsidiary of the Company.
“Company Products” means the products and services offered, provided, marketed, licensed, sold, distributed or otherwise made available to the public by or for the Company or any of its Subsidiaries.
“Company PSO” means a Company Option issued with performance-based metrics, terms or conditions under any of the Company Equity Plans.

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“Company PSU” means a Company RSU issued with performance-based metrics, terms or conditions under any of the Company Equity Plans.
“Company Registered IP” means the Registered IP owned by the Company or any of its Subsidiaries.
“Company RSU” means an RSU issued under any of the Company Equity Plans.
“Company Stockholder” means a holder of Company Common Stock.
“Company Warrants” means warrants issued by the Company for shares of Company Common Stock.
“Confidentiality Agreement” means that certain letter agreement, dated October 29, 2020, between the Company and Parent.
“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization), or the expiration or termination of any statutory waiting periods.
“Contract” means any legally binding agreement, contract, subcontract, lease, understanding, arrangement, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy or commitment or undertaking of any nature that is currently effective (in each case, whether written or oral).
“COVID-19 Response” means any actions taken or omitted in response to the COVID-19 pandemic (a) to the extent reasonably necessary to comply with applicable law in any jurisdiction or (b) that (i) are commercially reasonable, (ii) are intended to protect the health and safety of employees of the Company or its Subsidiaries and (iii) are consistent with prevalent practices of similarly situated businesses in the industries or the locations in which the Company and its Subsidiaries operate (including any required quarantines, travel restrictions, “stay-at-home” orders, social distancing measures, other safety measures, or any workplace or worksite shutdowns or slowdowns) but, with respect to clause (b), solely to the extent supported by documentation, information, data, or other evidence reasonably substantiating the necessity or appropriateness of such actions or omissions.
“DGCL” means the Delaware General Corporation Law.
“Effect” means any change, event, development, occurrence, state of facts, circumstance or effect.
“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.
“Environmental Claim” means any written claim, Proceeding, complaint, or notice of violation alleging violation of, or Liability under, any Environmental Laws.
“Environmental Laws” means any applicable foreign, federal, state or local Laws, statutes, regulations, codes, ordinances, permits, decrees, orders or common Law relating to, or imposing standards regarding the protection or cleanup of the environment, any Hazardous Materials Activity, the preservation or protection of waterways, groundwater, drinking water, air, wildlife, plants or other natural resources, or the exposure of any individual to Hazardous Materials, including protection of health and safety of employees. Environmental Laws shall include, without limitation, the following U.S. statutes: the Federal Insecticide, Fungicide Rodenticide Act, Resource Conservation & Recovery Act, Clean Water Act, Safe Drinking Water Act, Atomic Energy Act, Occupational Safety and Health Act, Toxic Substance Control Act, Clean Air Act, Comprehensive Environmental Response, Compensation and Liability Act, Emergency Planning and Community Right to Know Act, Hazardous Materials Transportation Act and all analogous or related foreign, federal state or local Law, each as amended.
“ERISA” means the U.S. Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any Person, trade or business which is considered a single employer with the Company or any Subsidiary of the Company under Section 4001 of ERISA or Section 414 of the Code.
“Exchange Act” means the Securities Exchange Act of 1934.

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“Exchange Ratio” means a fraction, the numerator of which is the applicable Per Share Merger Consideration and the denominator of which is Parent Stock Value, rounded to four decimal places.
“GAAP” means generally accepted accounting principles in the United States.
“Governmental Authority” means (i) any U.S., foreign, international federal, state, provincial, municipal or local government, government agency, commission, department, board or bureau, quasi-governmental entity of any kind, court, tribunal, arbitrator or arbitral body (public or private), administrative agency or commission or other governmental or regulatory authority or instrumentality or any other body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, taxing authority or other similar power of any nature, (ii) any self-regulatory organization or stock exchange, including the Nasdaq or (iii) any political subdivision of any of the foregoing.
“Governmental Authorization” means any Consent, Order, permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority pursuant to any Law.
“Hazardous Materials” means any infectious, carcinogenic, radioactive, toxic or hazardous chemical or chemical compound, or any pollutant, contaminant or hazardous substance, material or waste, in each case, whether solid, liquid or gas, including petroleum, petroleum products, by products or derivatives and asbestos and any other substance, material or waste that is subject to regulation, control or remediation under any Environmental Law.
“Hazardous Materials Activity” means the transportation, transfer, recycling, storage, use, disposal, arranging for disposal, treatment, manufacture, removal, remediation, release, exposure of others to, sale, or distribution of any Hazardous Materials or any product or waste containing a Hazardous Material, or product manufactured with ozone depleting substances, including any required labeling, payment of waste fees or charges (including so called eWaste fees) and compliance with any product take back or product content requirements.
“HSR Act” means the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Indebtedness” means, with respect to any Person, (a) indebtedness for borrowed money, whether current or funded, secured or unsecured, including that evidenced by notes, bonds, debentures or other similar instruments (and including all outstanding principal, prepayment premiums, if any, and accrued interest, fees and expenses related thereto), (b) any amounts owed with respect to drawn letters of credit, (c) any cash overdrafts, and (d) any outstanding guarantees of obligations of the type described in clauses (a) through (c) above, including any loan, loan guarantee, direct loan or other Financial Assistance provided for under the CARES Act or any similar international, federal, state or local programs instated or reinstated in response to the COVID-19 pandemic.
“Intellectual Property” means any and all industrial and intellectual property rights, proprietary rights and all intangible rights associated therewith, throughout the world, including (a) all patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof, (b) all rights in inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data, proprietary processes, methods and formulae, algorithms, specifications, customer lists and supplier lists, (c) all rights in trade names, logos, trade dress, trademarks and service marks, trademark and service mark registrations, trademark and service mark applications and other source indicators, and any and all goodwill associated with and symbolized by the foregoing items, (d) all rights in Internet domain name registrations, social media identifiers, Internet and World Wide Web URLs or addresses, (e) all copyrights (including copyrights in Information Systems), copyright registrations and applications therefor, and all other rights corresponding thereto, (f) all other rights in computer software, including all source code, object code, firmware, development tools, files, records and data, (g) all rights in databases and data collections and (h) all rights of publicity, “name and likeness”, artist, moral or similar rights.
“Intentional Breach” means, with respect to any representation, warranty, agreement or covenant, an intentional act or omission taken with the actual knowledge that such action or omission constitutes, would result in a breach of such representation, warranty, agreement or covenant.

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“Intervening Event” means any material event or development or material change in circumstances with respect to the Company and its Subsidiaries taken as a whole that, irrespective of when such event, development or change occurred, (a) was not known to the Company Board as of, or prior to, the Agreement Date, or if known or reasonably foreseeable, the magnitude or consequences of which were not known, understood or reasonably foreseeable by the Company Board as of the Agreement Date and (b) does not relate to any Acquisition Inquiry or Acquisition Proposal; provided that (i) in no event shall any action that is taken by Parent or Merger Sub to the extent required by the affirmative covenants set forth in Section 4.4, or the consequences of any such action, constitute an “Intervening Event”, and (ii) in no event shall (x) any change in the market price, trading volume or ratings of any securities or Indebtedness of the Company or any of its Subsidiaries or (y) the Company meeting or exceeding any internal or public financial projections, forecasts, estimates or predictions constitute an Intervening Event; provided, however, that, in each case of the foregoing clauses (x) and (y), the underlying causes thereof may be considered in determining whether an Intervening Event has occurred.
“IRS” means the U.S. Internal Revenue Service.
“knowledge” means, with respect to the Company and with respect to any matter in question, the actual knowledge of the Persons set forth on Schedule A of the Company Disclosure Letter, after reasonable inquiry, and, with respect to Parent, the actual knowledge of any executive officer of Parent, after reasonable inquiry.
“Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, order, award, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority (or under the authority of the Nasdaq).
“Liability” means any known or unknown liability, Indebtedness, obligation or commitment of any kind, nature or character (whether accrued, absolute, contingent, matured, unmatured or otherwise, and whether or not required to be recorded or reflected on a balance sheet prepared under GAAP).
“Liens” means any mortgage, easement, license, lease, sublease, right of way, trust or title retention agreement, pledge, lien, charge, security interest or option.
“Nasdaq” means the Nasdaq Global Select Market, any successor stock exchange operated by The NASDAQ Stock Market LLC or any successor thereto.
“Order” means any order, writ, injunction, judgment, decree, ruling, decision, award or other determination by a Governmental Authority.
“Outside Date” means 11:59 p.m. New York City time on August 7, 2021; provided that such date may be extended by Parent or the Company for a period of up to three (3) months, if any of the conditions set forth in Section 5.1(b) or Section 5.1(c) have not been satisfied as of 11:59 p.m. New York City time on August 7, 2021 but all other conditions to each Party’s obligation to consummate the Transactions shall be satisfied, waived, or capable of being satisfied (and all references to the Outside Date shall be as so extended).
“Parent Material Adverse Effect” means any Effect that, individually or in the aggregate with all other Effects, would prevent, materially delay past the Outside Date or have a material adverse effect on the ability of Parent or Merger Sub to consummate the Merger or the other Transactions.
“Parent Stock Value” means the average closing price of one share of the common stock of Parent on the Nasdaq over the period of ten (10) consecutive trading days ending on the trading day immediately preceding the date on which the Effective Time occurs (rounded down to the nearest whole cent).
“Performance Period” means the applicable fiscal year or years contemplated under the terms of a particular Company PSO or Company PSU award during which the performance-based metrics of such Company PSO or Company PSU must be satisfied.
“Permitted Liens” means (a) Liens for Taxes, assessments and other governmental charges not yet due and payable or, if due, being contested in good faith and for which adequate reserves have been established on the financial statements of the Company or its applicable Subsidiary to the extent required by GAAP,

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(b) Liens arising by operation of Law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers or suppliers, incurred in the ordinary course of business for amounts not yet due and payable or, if due, either not delinquent or being contested in good faith and for which adequate reserves have been established to the extent required by GAAP, (c) protective filings related to operating leases with third parties entered into in the ordinary course of business, (d) zoning, entitlement, building and land use regulations, customary covenants, defects of title, easements, rights-of-way, restrictions and other similar non-monetary charges or encumbrances or irregularities in title that in each case, individually or in the aggregate, do not materially interfere with or impair the use or operation of the affected property in the business of the Company, (e) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance, old age pension programs mandated under applicable Laws or other social security programs, (f) grants of non-exclusive licenses of Intellectual Property in the ordinary course of business and (g) other Liens arising in the ordinary course of business that do not secure the payment of a sum of money and that do not materially interfere with ownership or use of the subject asset.
“Person” means any individual, Entity or Governmental Authority.
“Personal Information” means all information regarding or capable of being associated with an individual person or device, including information that, alone or in combination with other information held by the Company or any of its Subsidiaries, could be used to identify or is otherwise identifiable with an individual or device, including name, physical address, email address, telephone number, credit history information, financial information, financial account number or government-issued identifier (including social security number, driver’s license number or passport number), gender, date of birth, educational or employment information, and any other data used or intended to be used to identify, contact or locate an individual.
“Privacy and Security Laws” means any Laws regarding collecting, accessing, using, disclosing, electronically transmitting, securing, sharing, transferring and storing Personal Information, including federal, state or foreign Laws and/or regulations regarding (a) data privacy and information security, (b) data breach notification (as applicable), and/or (c) trespass, computer crime and other Laws governing unauthorized access to or use of electronic data.
“Privacy Policies” means all internal and external policies and procedures of the Company relating to the collection, processing, use or disclosure of Personal Information by or on behalf of the Company and the security of Business Information Systems as it relates to the Company’s collection, processing, use or disclosure of Personal Information.
“Proceeding” means any demand, claim, dispute, allegation, investigation, audit, review, inquiry, action, arbitration, mediation, proceeding, litigation or suit commenced, brought, conducted, or heard by or before, any Governmental Authority or arbitrator.
“Registered IP” means all United States, international and foreign (a) patents and applications for patents, (b) registered trademarks and service marks and applications to register trademarks and service marks (including intent-to-use applications), (c) registered copyrights and applications for copyright registrations and (d) domain name registrations.
“RSU” means a restricted stock unit.
“Sanctioned Country” means, at any time, a country or territory that is the subject or target of any Sanctions (including Crimea, Cuba, Iran, North Korea and Syria).
“Sanctioned Person” means, at any time (i) any Person listed on the OFAC Specially Designated Nationals and Blocked Persons List, Commerce’s Denied Persons List or Entity List, and the State Department’s Debarred List or other similar lists maintained by the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other applicable jurisdictions, (ii) any Person located, organized or resident in a Sanctioned Country or (iii) any Person owned 50% or more or otherwise controlled by any such Person or Persons described in clause (i) and (ii).
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the State

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Department), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933.
“Subsidiary” means an Entity of another Person if such Person directly or indirectly owns or purports to own, beneficially or of record: (a) an amount of voting securities of or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body; or (b) at least 50% of the outstanding equity, voting or financial interests in such Entity.
“Superior Proposal” means any bona fide written Acquisition Proposal that did not result from a violation of Section 4.4, with all of the percentages included in the definition of Acquisition Proposal increased from 15% to 50%, that the Company Board determines in its good faith judgment (after consultation with the Company’s financial advisors and outside legal counsel), and considering such factors as the Company Board considers to be relevant in good faith, to be (a) more favorable to the Company Stockholders from a financial point of view than the Merger and the other Transactions (including any changes to the terms of the Merger and this Agreement proposed by Parent in accordance with Section 4.4(f)) and (b) reasonably capable of being completed in a timely manner in accordance with its terms and for which financing, if a cash transaction (in whole or part), is determined by the Company Board in good faith to be available, in each case, taking into account all financial, regulatory, legal and other aspects of the proposal.
“Tax” means any and all taxes, levies, duties, tariffs, imposts and other charges, levies, duties, assessments or fees in the nature of or similar to a tax (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority, including any and all U.S. federal, state, local or non-U.S. income, franchise, windfall or other profits, gross receipts, property, sales, use, net worth, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, excise, withholding, estimated, gross margins, ad valorem, stamp, transfer, value-added, inventory, license, environmental, occupation, premium, goods and services, customs duty, branch, compensation, disability, utility, production, occupancy, registration, alternative or add-on minimum and gains tax.
“Tax Return” means any report, return (including information return), claim for refund, election, estimated tax filing or declaration supplied or required to be supplied to any Governmental Authority or domestic or foreign taxing authority with respect to Taxes, including any schedule or attachment thereto, and including any amendments thereof.
“Top Customers” mean the ten (10) largest customers of the Company and its Subsidiaries as determined by revenue recognized for such customer by the Company and its Subsidiaries for the twelve (12) month period ending December 31, 2020.
“Top Suppliers” mean the ten (10) largest suppliers, vendors or service providers of the Company and its Subsidiaries (other than financial institutions) as determined by payments made or Liabilities incurred by the Company and its Subsidiaries to such supplier for the twelve (12) month period ending December 31, 2020.
“Transaction Documents” means, collectively, this Agreement, the Confidentiality Agreement, the Voting Agreement and any document or instrument delivered in connection herewith or therewith.

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Index of Other Defined Terms
401(k) Plan	Section 4.7(d)
Agreement	Preamble
Agreement Date	Preamble
Alternative Acquisition Agreement	Section 4.4(b)(iii)
Antitrust Order	Section 4.5(c)
Assumed Company Option	Section 1.5(a)(iv)(B)
Assumed Company RSU	Section 1.5(a)(v)(B)
Audit Committee	Section 2.7(f)
Board of Directors	Recitals
Book-Entry Shares	Section 1.8(b)
Business Information Systems	Section 2.12(j)
Cancelled Shares	Section 1.5(a)(iii)
Capitalization Date	Section 2.2(a)
Certificate of Merger	Section 1.3
Change of Board Recommendation	Section 4.4(e)
Closing	Section 1.3
Closing Date	Section 1.3
Company	Preamble
Company Associated Party Contract	Section 2.18
Company Board	Recitals
Company Board Recommendation	Recitals
Company Bylaws	Section 2.1(b)
Company Certificate	Section 2.1(b)
Company Disclosure Letter	Article II
Company Employees	Section 4.7(a)
Company Financial Statements	Section 2.7(a)
Company Material Contract	Section 2.10(a)
Company Representatives	Section 4.2(a)
Company SEC Documents	Section 2.6(a)
Company Stock Certificate	Section 1.7
Company Stockholder Approval	Section 2.3(c)
Company Stockholder Meeting	Section 4.3(b)(i)
Continuing Employee	Section 4.7(b)
D&O Indemnification Agreements	Section 4.9(a)
D&O Runoff Insurance	Section 4.9(d)
Dissenting Shares	Section 1.6
Effective Time	Section 1.3
Electronic Delivery	Section 7.11
Equity Interests	Section 2.1(c)
Exchange Fund	Section 1.8(a)
Financial Advisor	Section 2.17
Financial Assistance	Section 2.21
Fundamental Representations	Section 5.2(a)
Indemnified Person	Section 4.9(a)
Indemnified Persons	Section 4.9(a)
Information Systems	Section 2.12(j)
Insurance Policies	Section 2.20
Intervening Event Notice Period	Section 4.4(g)(i)
Lease	Section 2.15(b)
Leased Real Property	Section 2.15(b)
Maximum Amount	Section 4.9(d)
Merger	Recitals
Merger Sub	Preamble
New Plans	Section 4.7(a)
OFAC	Section 2.5(d)
Open Source Technology	Section 2.12(g)
Other Required Company Filing	Section 4.3(a)(ii)

A-A-9

Parent	Preamble
Parent Representatives	Section 4.2(a)
Parent Welfare Plan	Section 4.7(a)
Parties	Preamble
Paying Agent	Section 1.8(a)
Per Share Merger Consideration	Section 1.5(a)(iii)
Performance Company Option Conversion	Section 1.5(a)(iv)(C)
Performance Company RSU Conversion	Section 1.5(a)(v)(C)
Pre-Closing Period	Section 4.1
Preferred Stock	Section 2.2(a)
Proxy Statement	Section 4.3(a)(i)
Qualifying Acquisition Proposal	Section 4.4(c)
Required Parent Filing	Section 4.3(a)(iii)
Sarbanes-Oxley Act	Section 2.6(a)
Share	Recitals
Shares	Recitals
State Department	Section 2.5(d)
Superior Proposal Notice Period	Section 4.4(f)(ii)
Surviving Corporation	Section 1.1
Takeover Law	Section 2.3(b)
Termination Fee	Section 6.2(b)(i)
Transactions	Recitals
Unvested Company Option	Section 1.5(a)(iv)(B)
Unvested Company RSU	Section 1.5(a)(v)(B)
Vested Company Option	Section 1.5(a)(iv)(A)
Vested Company RSU	Section 1.5(a)(v)(A)
Voting Agreement	Recitals
Voting Company Debt	Section 2.2(e)
WARN	Section 2.9(b)

A-A-10

Exhibit B
Form of Certificate of Incorporation of Surviving Corporation

A-A-11

ANNEX B-1
PERSONAL AND CONFIDENTIAL
February 8, 2021
Board of Directors
Glu Mobile Inc.
875 Howard Street, Suite 100
San Francisco, California 94103
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Electronic Arts Inc. (“EA”) and its affiliates) of the outstanding shares of Common Stock, par value $0.0001 per share (the “Shares”), of Glu Mobile Inc. (the “Company”) of the $12.50 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of February 8, 2021 (the “Agreement”), by and among EA, Giants Acquisition Sub, Inc., a wholly owned subsidiary of EA (“Acquisition Sub”), and the Company.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, EA, any of their respective affiliates and third parties, including Tencent Holdings Limited (“Tencent”), subsidiaries of which are significant stockholders of the Company and its affiliates and portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunner in connection with a public offering of 17,250,000 Shares in June 2020. We also have provided certain financial advisory and/or underwriting services to Tencent and/or its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunner in connection with a public offering by Pinduoduo Inc. (“Pinduoduo”), a portfolio company of Tencent, of 253,000,000 American depositary shares in February 2019; as bookrunner in connection with the public offering by Tencent of its 3.28% notes due 2024, floating rate notes due 2024, 3.575% notes due 2026, 3.975% notes due 2029 and 4.525 notes due 2049 (aggregate principal amount $6 billion) in April 2019; as joint bookrunner in connection with the public offering by Pinduoduo of its convertible senior notes due 2024 (aggregate principal amount $1 billion) in September 2019; as sole bookrunner in connection with a public offering by Tencent Music Entertainment Group (“Tencent Music”), a portfolio company of Tencent, of 15,000,000 American

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depositary shares in November 2019; as joint bookrunner in connection with the public offering by Tencent of its 1.81% notes due 2026, 2.39% notes due 2030, 3.24% notes due 2050 and 3.29% notes due 2060 (aggregate principal amount $6 billion) in May 2020; as joint bookrunner in connection with the public offering by Tencent Music of its 1.375% notes due 2025 and 2.00% notes due 2030 (aggregate principal amount $800 million) in August 2020; as joint bookrunner in connection with a public offering by Futu Holdings Limited, a portfolio company of Tencent, of 76,000,000 American depositary shares in August 2020; as financial advisor to Tencent in connection with its pending acquisition of Sogou Inc. announced in September 2020; as joint bookrunner in connection with the public offering by Meituan Dianping, a portfolio company of Tencent, of Meituan Dianping’s 2.125% senior notes due 2025 and 3.05% senior notes due 2030 (aggregate principal amount $2 billion) in October 2020; as financial advisor to Tencent in connection with the pending merger of HUYA Inc. and DouYu International Holdings Limited, both portfolio companies of Tencent, announced in October 2020; as joint bookrunner in connection with the public offering by Pinduoduo of its convertible senior notes due 2025 (aggregate principal amount $2 billion) in November 2020; and as joint bookrunner in connection with the initial public offering by JD Health International, Inc., a portfolio company of Tencent, in December 2020. We may also in the future provide financial advisory and/or underwriting services to the Company, EA, Tencent and their respective affiliates, and, as applicable, portfolio companies, for which our Investment Banking Division may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with Tencent and its respective affiliates from time to time and may do so in the future.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2019; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by the management of the Company, including the studio case forecasts, the management sensitivity case forecasts and a certain range of probability weightings applied by the management of the Company to such cases, which cases and applied range of probability weightings were approved for our use by the Company (collectively, the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the gaming industry and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than EA and its affiliates) of Shares, as of the date hereof, of the $12.50 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by

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the Agreement or entered into or amended in connection with the Transaction, including the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $12.50 in cash per Share to be paid to the holders (other than EA and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time or as to the potential effects of volatility in the credit, financial and stock markets on the Company, EA or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or EA or the ability of the Company or EA to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $12.50 in cash per Share to be paid to the holders (other than EA and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.
Very truly yours,
/s/ Goldman Sachs & Co. LLC
(GOLDMAN SACHS & CO. LLC)

B1-3

ANNEX B-2
February 8, 2021
Board of Directors
Glu Mobile Inc.
875 Howard Street, Suite 100
San Francisco, California 94103
Members of the Board:
We understand that Glu Mobile Inc. (the “Company”), Electronic Arts Inc. (“Parent”) and Giants Acquisition Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated as of February 7, 2021 (the “Merger Agreement”), which provides, among other things, for the merger (the “Merger”) of Merger Sub with and into the Company. Pursuant to the Merger, the Company will become a wholly owned subsidiary of Parent, and each outstanding share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”), other than shares of Company Common Stock that are, as of immediately prior to the effective time of the Merger, (i) held directly or indirectly by the Company or by any wholly owned subsidiary of the Company as treasury stock (and, in each case, not held on behalf of third parties), (ii) owned, directly or indirectly, by Parent or Merger Sub, any wholly owned subsidiary of Parent or Merger Sub, or any person that owns, directly or indirectly, all of the outstanding stock of Merger Sub or (iii) held by any stockholder who is entitled to demand and has properly demanded appraisal for such shares of Company Common Stock in accordance with, and who complies in all respects with, Section 262 of the General Corporation Law of the State of Delaware (clauses (i), (ii) and (iii), collectively, the “Excluded Shares”), will be converted into the right to receive $12.50 per share in cash, without interest (the “Per Share Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
You have asked for our opinion as to whether the Per Share Merger Consideration to be received by the holders of shares of the Company Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.
For purposes of the opinion set forth herein, we have:
1)
Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)
Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)
Reviewed certain financial projections prepared by the management of the Company (the “Financial Projections”);

4)
Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

5)
Reviewed the reported prices and trading activity for the Company Common Stock;

6)
Compared the financial performance of the Company and the prices and trading activity of the Company Common Stock with that of certain other publicly traded companies comparable with the Company, and their securities;

7)
Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

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8)
Participated in certain discussions and negotiations among representatives of the Company and Parent and their financial and legal advisors;

9)
Reviewed the Merger Agreement and certain related documents; and

10)
Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company and formed a substantial basis for this opinion. With respect to the Financial Projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. We express no view as to such Financial Projections or the assumptions on which they were based. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions and that the definitive Merger Agreement will not differ in any material respect from the draft thereof furnished to us. Morgan Stanley has assumed that, in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Our opinion does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Per Share Merger Consideration to be received by the holders of shares of the Company Common Stock (other than the holders of the Excluded Shares) in the Merger. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.
We have acted as financial advisor to the Board of Directors of the Company in connection with the Merger and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Merger. In the two years prior to the date hereof, we have provided financing services for the Company and Parent and have received fees in connection with such services. Morgan Stanley may also seek to provide financial advisory and/or financing services to Parent and the Company in the future and would expect to receive fees for the rendering of these services.
Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of Parent, the Company and their respective affiliates, or any other company, or any currency or commodity, that may be involved in the Merger, or any related derivative instrument.
This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, Morgan Stanley expresses no opinion or recommendation

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as to how the stockholders of the Company should vote at the stockholders’ meeting to be held in connection with the Merger.
Based on and subject to the foregoing, we are of the opinion on the date hereof that the Per Share Merger Consideration to be received by the holders of shares of the Company Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.
Very truly yours,
MORGAN STANLEY & CO. LLC
By:
/s/ Taylor Henricks

Taylor Henricks
Managing Director

B2-3

ANNEX C
SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to §228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to §251 (other than a merger effected pursuant to §251(g) of this title), §252, §254, §255, §256, §257, §258, §263 or §264 of this title:
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to §251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in §251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under §253 or §267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with §255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of §114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
(2)   If the merger or consolidation was approved pursuant to §228, §251(h), §253, or §267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of §114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to §251(h) of this title, within the later of the consummation of the offer contemplated by §251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to §251(h) of this title, later than the later of the consummation of the offer contemplated by §251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to §251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in §251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in §251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
(f)   Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
(g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to §253 or §267 of this title.
(h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
(k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
(l)   The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GLUU2021SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D39134-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLU MOBILE INC.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

D39135-TBD

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
GLU MOBILE INC.
VIRTUAL SPECIAL MEETING OF STOCKHOLDERS
[________]**

The stockholder(s) hereby appoint(s) Nick Earl and Eric R. Ludwig, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Glu Mobile Inc. that the stockholder(s) is/are entitled to vote at the Virtual Special Meeting of Stockholders to be held at [___], (Pacific Time) on [___], at www.virtualshareholdermeeting.com/GLUU2021SM and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE VIRTUAL SPECIAL MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE NAMED PROXIES.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side